PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

CLASS A, CLASS B AND CLASS C SHARES

ENHANCED INCOME FUND















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING LOGO]

Asset Management

CONTENTS

Enhanced Income Fund                                 1

The Fund's Management and Administration             5

How Your Account Works                               6

         About Sales Charges                         6

         Buying Fund Shares                          8

         Selling Fund Shares                         9

         Exchanging Fund Shares                     10

         Other Information Concerning
         the Fund                                   10

         Distributions and Taxes                    11

Shareholder Services                                12

What the Terms Mean                                 13

Investments                                         14

Risk and Reward Elements                            16

How To Reach Us                             Back cover

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as strategies, please see pages 14-18.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*            1.50%            NONE             NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                  NONE             5.00%            1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge.

(1) The Fund's fiscal year end is 10/31.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                     CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                      0.25             0.25             0.25
DISTRIBUTION (12b-1) FEES                            0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                             0.25             0.25             0.25
OTHER EXPENSES(1)                                    0.65             0.65             0.65
TOTAL OPERATING EXPENSES                             1.40             1.90             1.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)              (0.65)           (0.65)           (0.65)
NET EXPENSES(2)                                      0.75             1.25             1.25

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects an agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75%, 1.25% and 1.25%, respectively, of their average daily net assets through 9/07/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES* ($)             225        523         843         1,749
CLASS B SHARES** ($)            127        534         966         2,039***
CLASS C SHARES** ($)            127        534         966         2,169

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES ($)
CLASS C SHARES ($)

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust which is a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, Class B and Class C Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B, and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares of the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

 - If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

 - If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

 - If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                AS % OF THE    AS %
                                OFFERING       OF NET
AMOUNT OF                       PRICE          AMOUNT
INVESTMENT                      PER SHARE      INVESTED
LESS THAN $100,000              1.50           1.52

$100,000 BUT UNDER $250,000     1.00           1.00

$250,000 BUT UNDER $500,000     0.50           0.50

$500,000 BUT UNDER $1 MILLION   0.25           0.25

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B

Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR             DEFERRED SALES CHARGE
1                5%

2                4%

3                3%

4                3%

5                2%

6                1%

7                NONE

8                NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

MINIMUM INVESTMENTS


TYPE OF                 INITIAL    ADDITIONAL
ACCOUNT                 INVESTMENT INVESTMENTS

REGULAR ACCOUNT         $2,500     $100

SYSTEMATIC INVESTMENT

PLAN(1)                 $1,000     $100

IRAS                    $1,000     $100

SEP-IRAS                $1,000     $100

EDUCATION IRAS          $500       $100

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone.

This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividents and distribution consist of substantially all of the Fund's net investment income and net capital gain. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

                    WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

INVESTMENTS
--------------------------------------------------------------------------------

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations.
These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.
--------------------------------------------------------------------------------
RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/ Permitted (and if applicable, percentage limitation as a percentage of total assets)

/ / Permitted, but not a primary investment

+   Permitted, but no current intention of use

--  Not permitted

       RELATED TYPES OF RISK                                      ENHANCED INCOME
-------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                             /X/

credit, currency, liquidity, political                                /X/(1)

credit, currency, interest rate, liquidity, market, political         /X/(1)

credit, currency, interest rate, liquidity, market, political,
valuation                                                             /X/(1)

credit, currency, interest rate, liquidity, market, political,
valuation                                                             /X/(1)

credit, environmental, extension, interest rate, liquidity,
market, natural event, political, prepayment, valuation               / /

credit, currency, extension, interest rate, leverage,
market, political, prepayment                                         /X/

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                              / /

credit, currency, extension, interest rate, liquidity,
political, prepayment                                                 /X/(1)

credit, interest rate, liquidity, market, valuation                   /X/

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                                 /X/

credit                                                                /X/

credit, leverage                                                      /X/(1,2)

credit, currency, interest rate, market, political                    /X/(1)

credit, currency, interest rate, leverage, market, political          /X/(1,2)

credit, interest rate, market, natural event, political               --

interest rate                                                         /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                             /X/
-------------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

 POTENTIAL RISKS                               POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- The Fund's share price, yield, and          - Bonds have generally outperformed          - Under normal circumstances the Fund
  total return will fluctuate in                money market investments over the long       plans to remain fully invested in
  response to bond market movements             term, with less risk than stocks             bonds and other fixed income
                                                                                             securities
- The value of most bonds will fall when      - Most bonds will rise in value when
  interest rates rise; the longer a             interest rates fall                        - Bond investments may include U.S. and
  bond's maturity and the lower its                                                          foreign corporate and government
  credit quality, the more its value          - Mortgage-backed and asset-backed             bonds, mortgage-backed and
  typically falls                               securities and direct mortgages can          asset-backed securities, convertible
                                                offer attractive returns                     securities, participation interests
- Adverse market conditions may from                                                         and private placements
  time to time cause a Fund to take
  temporary defensive positions that are                                                   - The Fund seeks to limit risk and
  inconsistent with its principal                                                            enhance total return or yields through
  investment strategies and may hinder a                                                     careful management, sector allocation,
  Fund from achieving its investment                                                         individual securities selection, and
  objective                                                                                  duration management

- Mortgage-backed and asset-backed                                                         - During severe market downturns, the
  securities (securities representing an                                                     Fund has the option of investing up to
  interest in, or secured by, a pool of                                                      100% of assets in high quality
  mortgages or other assets such as                                                          short-term securities
  receivables) and direct mortgages
  could generate capital losses or                                                         - The adviser monitors interest rate
  periods of low yields if they are paid                                                     trends, as well as geographic and
  off substantially earlier or later                                                         demographic information related to
  than anticipated                                                                           mortgage-backed securities and
                                                                                             mortgage prepayments
CREDIT QUALITY

- The default of an issuer would leave a      - Investment-grade bonds have a lower        - The Fund maintains its own policies
  Fund with unpaid interest or principal        risk of default                              for balancing credit quality against
                                                                                             potential yields and gains in light of
- Junk bonds (those rated BB, Ba or           - Junk bonds offer higher yields and           its investment goals
  lower) have a higher risk of default,         higher potential gains
  tend to be less liquid, and may be                                                       - The adviser develops its own ratings
  more difficult to value                                                                    of unrated securities and makes a
                                                                                             credit quality determination for
FOREIGN INVESTMENTS                                                                          unrated securities

- The Fund could lose money because of        - Foreign bonds, which represent a major
  foreign government actions, political         portion of the world's fixed income
  instability, or lack of adequate and          securities, offer attractive potential     - Foreign bonds are a primary investment
  accurate information                          performance and opportunities for            for the Fund
                                                diversification
- Currency exchange rate movements could                                                   - To the extent that the Fund invests in
  reduce gains or create losses               - Favorable exchange rate movements            foreign bonds, it may manage the
                                                could generate gains or reduce losses        currency exposure of its foreign
- Currency and investment risks tend to                                                      investments relative to its benchmark,
  be higher in emerging markets; these        - Emerging markets can offer higher            and may hedge a portion of its foreign
  markets also present higher liquidity         returns                                      currency exposure into the U.S. dollar
  and valuation risks                                                                        from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments


                                       16

 POTENTIAL RISKS                               POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When the Fund buys securities before        - The Fund can take advantage of             - The Fund segregates liquid assets to
  issue or for delayed delivery, it             attractive transaction opportunities         offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its             - The Fund could outperform its              - The adviser focuses its active
  benchmark due to its sector,                  benchmark due to these same choices          management on those areas where it
  securities or duration choices                                                             believes its commitment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with            - The Fund uses derivatives, such as
  swaps and forward foreign currency            underlying positions can reduce or           futures, options, swaps and forward
  contracts(1) that are used for hedging        eliminate losses at low cost                 foreign currency contracts for hedging
  the portfolio or specific securities                                                       and for risk management (i.e., to
  may not fully offset the underlying         - The Fund could make money and protect        adjust duration or yield curve
  positions and this could result in            against losses if management's               exposure, or to establish or adjust
  losses to the Fund that would not have        analysis proves correct                      exposure to particular securities,
  otherwise occurred                                                                         markets, or currencies); risk
                                              - Derivatives that involve leverage            management may include management of a
- Derivatives used for risk management          could generate substantial gains at          Fund's exposure relative to its
  may not have the intended effects and         low cost                                     benchmark
  may result in losses or missed
  opportunities                                                                            - The Fund only establishes hedges that
                                                                                             they expect will be highly correlated
- The counterparty to a derivatives                                                          with underlying positions
  contract could default
                                                                                           - While the Fund may use derivatives
- Certain types of derivatives involve                                                       that incidentally involve leverage, it
  costs to the Funds which can reduce                                                        do not use them for the specific
  returns                                                                                    purpose of leveraging their portfolios

- Derivatives that involve leverage
  could magnify losses

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


                                       17

 POTENTIAL RISKS                               POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
-----------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When the Fund lends a security, there       - The Fund may enhance income through        - The adviser maintains a list of
  is a risk that the loaned securities          the investment of the collateral             approved borrowers
  may not be returned if the borrower or        received from the borrower
  the lending agent defaults                                                               - The Fund receives collateral equal to
                                                                                             at least 100% of the current value of
- The collateral will be subject to the                                                      securities loaned
  risks of the securities in which it is
  invested                                                                                 - The lending agents indemnify the Fund
                                                                                             against borrower default

                                                                                           - The adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses

                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS

- The Fund could have difficulty valuing      - These holdings may offer more              - The Fund may not invest more than 15%
  these holdings precisely                      attractive yields or potential growth        of net assets in illiquid holdings
                                                than comparable widely traded
- The Fund could be unable to sell these        securities                                 - To maintain adequate liquidity to meet
  holdings at the time or price desired                                                      redemptions, the Fund may hold high
                                                                                             quality short-term securities
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and,
                                                                                             for temporary or extraordinary
                                                                                             purposes, may borrow from banks up to
                                                                                             33 1/3% of the value of its total
                                                                                             assets

SHORT-TERM TRADING

- Increased trading would raise the           - The Fund could realize gains in a          - The Fund may use short-term trading to
  Fund's transaction costs                      short period of time                         take advantage of attractive or
                                                                                             unexpected opportunities or to meet
- Increased short-term capital gains          - The Fund could protect against losses        demands generated by shareholder
  distributions would raise                     if a bond is overvalued and its value        activity
  shareholders' income tax liability            later falls

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies.
It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy shares through an institution please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.




                       JPMorgan Funds Fulfillment Center
                            393 Manley Street
                        West Bridgewater, MA 02379-1039



            The Fund's Investment Company Act File No. is 811-07795.

     (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001


                                                                     PR-FEIA-901

                                        PROSPECTUS SEPTEMBER 7, 2001



JPMORGAN FIXED INCOME FUNDS

SELECT CLASS SHARES



ENHANCED INCOME FUND






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN Fleming
       Asset Management

CONTENTS

Enhanced Income Fund                                1
The Fund's Management and Administration            4
How Your Account Works                              5
   Buying Fund Shares                               5
   Selling Fund Shares                              6
   Other Information Concerning the Fund            6
   Distributions and Taxes                          7
Investments                                        10
Risk and Reward Elements                           12
Financial Highlights                               15
How To Reach Us                            Back cover

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 10-14.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

(1) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               SELECT CLASS SHARES
 MANAGEMENT FEES                                     0.25

 DISTRIBUTION (12b-1) FEES                           0.00

 SHAREHOLDER SERVICE FEES                            0.25

 OTHER EXPENSES(1)                                   0.30

 TOTAL OPERATING EXPENSES                            0.80

 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.40)

 NET EXPENSES(2)                                     0.40

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
    NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.40% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/07/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)     41         128         319          871

THE FUND'S MANAGEMENT AND ADMINISTRATION


The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the adviser was paid management fees (net of waivers) as a percentage of average daily net assets of 0.25%.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Select Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase
Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form.

We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares.

The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative that you want to sell Select Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum noted above for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you
60 days' notice before closing your account. Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pay out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

                      This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME
FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

       X    Permitted (and if applicable, percentage limitation)
            percentage of total assets - BOLD
            percentage of net assets - ITALIC
       O    Permitted, but not typically used
       +    Permitted, but no current intention of use
       --    Not permitted

              RELATED TYPES OF RISK                                                             ENHANCED INCOME
 credit, interest rate, market, prepayment                                                       X

 credit, currency, liquidity, political                                                          X(1)

 credit, currency, interest rate, liquidity, market, political                                   X(1)

 credit, currency, interest rate, liquidity, market, political, valuation                        X(1)

 credit, currency, interest rate, liquidity, market, political, valuation                        X(1)

 credit, environmental, extension, interest rate, liquidity, market, natural event,
 political, prepayment, valuation                                                                O

 credit, currency, extension, interest rate, leverage, market, political, prepayment             X

 currency, extension, interest rate, leverage, liquidity, market, political, prepayment          O

 credit, currency, extension, interest rate, liquidity, political, prepayment                    X(1)

 credit, interest rate, liquidity, market, valuation                                             X

 credit, interest rate, liquidity, market, natural event, prepayment, valuation                  X

 credit                                                                                          X

 credit                                                                                          X(2)

 credit, currency, interest rate, market, political                                              X(1)

 credit, currency, interest rate, leverage, market, political                                    X(1)

 credit, interest rate, market, natural event, political                                         --

 interest rate                                                                                   X

 credit, currency, interest rate, liquidity, market, political, valuation                        X(1)

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS                 POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
- The Fund's share price, yield,        - Bonds have generally            - Under normal circumstances the
  and total return will                   outperformed money market         Fund plans to remain fully
  fluctuate in response to bond           investments over the long         invested in bonds and other
  market movements                        term, with less risk than         fixed income securities.
                                          stocks
- The value of most bonds will                                            - Bond investments may include
  fall when interest rates rise;        - Most bonds will rise in value     U.S. and foreign corporate and
  the longer a bond's maturity            when interest rates fall          government bonds,
  and the lower its credit                                                  mortgage-backed and
  quality, the more its value           - Mortgage-backed and               asset-backed securities,
  typically falls                         asset-backed securities and       convertible securities,
                                          direct mortgages can offer        participation interests and
- Adverse market conditions may           attractive returns                private placements
  from time to time cause the
  Fund to take temporary                                                  - The Fund seeks to limit risk
  defensive positions that are                                              and enhance total return or
  inconsistent with its                                                     yields through careful
  principal investment                                                      management, sector allocation,
  strategies and may hinder a                                               individual securities
  Fund from achieving its                                                   selection, and duration
  investment objective                                                      management

- Mortgage-backed and                                                     - During severe market
  asset-backed securities                                                   downturns, the Fund has the
  (securities representing an                                               option of investing up to 100%
  interest in, or secured by, a                                             of assets in high quality
  pool of mortgages or other                                                short-term securities
  assets such as receivables)
  and direct mortgages could                                              - The adviser monitors interest
  generate capital losses or                                                rate trends, as well as
  periods of low yields if they                                             geographic and demographic
  are paid off substantially                                                information related to
  earlier or later than                                                     mortgage-backed securities and
  anticipated                                                               mortgage prepayments


CREDIT QUALITY
- The default of an issuer would        - Investment-grade bonds have a   - The Fund maintains its own
  leave the Fund with unpaid              lower risk of default             policies for balancing credit
  interest or principal                                                     quality against potential
                                        - Junk bonds offer higher yields    yields and gains in light of
- Junk bonds (those rated BB, Ba          and higher potential gains        its investment goals
  or lower) have a higher risk
  of default, tend to be less                                             - The adviser develops its own
  liquid, and may be more                                                   ratings of unrated securities
  difficult to value                                                        and makes a credit quality
                                                                            determination for unrated
                                                                            securities


FOREIGN INVESTMENTS
- The Fund could lose money             - Foreign bonds, which represent  - Foreign bonds may be a
  because of foreign government           a major portion of the world's    significant investment for the
  actions, political                      fixed income securities, offer    Fund
  instability, or lack of                 attractive potential
  adequate and accurate                   performance and opportunities   - To the extent that the Fund
  information                             for diversification               invests in foreign bonds, it
                                                                            may manage the currency
- Currency exchange rate                - Favorable exchange rate           exposure of its foreign
  movements could reduce gains            movements could generate gains    investments relative to its
  or create losses                        or reduce losses                  benchmark, and may hedge a
                                                                            portion of its foreign
- Currency and investment risks         - Emerging markets can offer        currency exposure into the
  tend to be higher in emerging           higher returns                    U.S. dollar from time to time
  markets; these markets also                                               (see also "Derivatives");
  present higher liquidity and                                              these currency management
  valuation risks                                                           techniques may not be
                                                                            available for certain emerging
                                                                            markets investments

POTENTIAL RISKS                         POTENTIAL REWARDS                 POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities         - The Fund can take advantage of  - The Fund segregates liquid
  before issue or for delayed             attractive transaction            assets to offset leverage
  delivery, it could be exposed           opportunities                     risks
  to leverage risk if it does
  not segregate liquid assets


MANAGEMENT CHOICES
- The Fund could underperform           - The Fund could outperform its   - The adviser focuses its active
  its benchmark due to its                benchmark due to these same       management on those areas
  sector, securities or duration          choices                           where it believes its
  choices                                                                   commitment to research can
                                                                            most enhance returns and
                                                                            manage risks in a consistent
                                                                            way


DERIVATIVES
- Derivatives such as futures,          - Hedges that correlate well      - The Fund uses derivatives,
  options, swaps and forward              with underlying positions can     such as futures, options,
  foreign currency contracts(1)           reduce or eliminate losses at     swaps and forward foreign
  that are used for hedging the           low cost                          currency contracts for hedging
  portfolio or specific                                                     and for risk management (i.e.,
  securities may not fully              - The Fund could make money and     to adjust duration or yield
  offset the underlying                   protect against losses if         curve exposure, or to
  positions and this could                management's analysis proves      establish or adjust exposure
  result in losses to the Fund            correct                           to particular securities,
  that would not have otherwise                                             markets, or currencies); risk
  occurred                              - Derivatives that involve          management may include
                                          leverage could generate           management of a Fund's
- Derivatives used for risk               substantial gains at low cost     exposure relative to its
  management may not have the                                               benchmark
  intended effects and may
  result in losses or missed                                              - The Fund only establishes
  opportunities                                                             hedges that it expects will be
                                                                            highly correlated with
- The counterparty to a                                                     underlying positions
  derivatives contract could
  default                                                                 - While the Fund may use
                                                                            derivatives that incidentally
- Certain types of derivatives                                              involve leverage, it does not
  involve costs to the Funds                                                use them for the specific
  which can reduce returns                                                  purpose of leveraging its
                                                                            portfolio
- Derivatives that involve
  leverage could magnify losses

- Derivatives used for
  non-hedging purposes could
  cause losses that exceed the
  original investment

- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by a
  Fund, accelerate recognition
  of income to a Fund, affect
  the holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                         POTENTIAL REWARDS                 POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When the Fund lends a                 - The Fund may enhance income     - The adviser maintains a list
  security, there is a risk that          through the investment of the     of approved borrowers
  the loaned securities may not           collateral received from the
  be returned if the borrower or          borrower                        - The Fund receives collateral
  the lending agent defaults                                                equal to at least 100% of the
                                                                            current value of securities
- The collateral will be subject                                            loaned
  to the risks of the securities
  in which it is invested                                                 - The lending agents indemnify
                                                                            the Fund against borrower
                                                                            default

                                                                          - The adviser's collateral
                                                                            investment guidelines limit
                                                                            the quality and duration of
                                                                            collateral investment to
                                                                            minimize losses

                                                                          - Upon recall, the borrower must
                                                                            return the securities loaned
                                                                            within the normal settlement
                                                                            period


ILLIQUID HOLDINGS
- The Fund could have difficulty        - These holdings may offer more   - The Fund may not invest more
  valuing these holdings                  attractive yields or potential    than 15% of net assets in
  precisely                               growth than comparable widely     illiquid holdings
                                          traded securities
- The Fund could be unable to                                             - To maintain adequate liquidity
  sell these holdings at the                                                to meet redemptions, the Fund
  time or price desired                                                     may hold high quality
                                                                            short-term securities
                                                                            (including repurchase
                                                                            agreements and reverse
                                                                            repurchase agreements) and,
                                                                            for temporary or extraordinary
                                                                            purposes, may borrow from
                                                                            banks up to 33 1/3% of the
                                                                            value of its total assets


SHORT-TERM TRADING
-  Increased trading would raise        - The Fund could realize gains    - The Fund may use short-term
   the Fund's transaction costs           in a short period of time         trading to take advantage of
                                                                            attractive or unexpected
-  Increased short-term capital         - The Fund could protect against    opportunities or to meet
   gains distributions would              losses if a bond is overvalued    demands generated by
   raise shareholders' income tax         and its value later falls         shareholder activity
   liability

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

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

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


             The Fund's Investment Company Act File Nos. is 811-07795.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                  PR-FIEIS-901

                          PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

CLASS A, CLASS B AND CLASS C SHARES

GLOBAL HIGH YIELD BOND FUND

                                    The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                         [LOGO] JPMORGAN Fleming
                                                                Asset Management

CONTENTS

Global High Yield Bond Fund                                                    1

Fund's Management and Administration                                           5

How Your Account Works                                                         6

      Know Which Classes to Buy                                                6

      Buying Fund Shares                                                       8

      Selling Fund Shares                                                      9

      Exchanging Fund Shares                                                  10

Distributions and Taxes                                                       11

Shareholder Services                                                          13

Investments                                                                   14

Risk and Reward Elements                                                      16

How To Reach Us                                                       Back cover

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 14 - 18.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest, to a limited extent, in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

      BEFORE YOU INVEST

      INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

      -     THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
            OBJECTIVE.

      -     THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

      - THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

      FREQUENCY OF TRADING

      HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management, Inc. (JPMIM), employs a three-step process that combines sector allocation, funda-mental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

      WHO MAY WANT TO INVEST

      THE FUND IS DESIGNED FOR INVESTORS WHO:

      -     ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN
      - WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
      - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

      THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

      -     ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
      -     REQUIRE STABILITY OF PRINCIPAL
      - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS
      -     ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The sales charges and estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                      CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE
OFFERING PRICE*                       4.50%             NONE              NONE
---------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS          NONE              5.00%             1.00%
---------------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.
(1)   The Fund's fiscal year end is 10/31.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

                                  CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------
MANAGEMENT FEES                   0.55              0.55              0.55
---------------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES         0.25              0.75              0.75
---------------------------------------------------------------------------------------
SHAREHOLDER SERVICE FEES          0.25              0.25              0.25
---------------------------------------------------------------------------------------
OTHER EXPENSES(1)                 0.63              0.63              0.63
---------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES          1.68              2.18              2.18
---------------------------------------------------------------------------------------
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                 (0.53)            (0.53)            (0.53)
---------------------------------------------------------------------------------------
NET EXPENSES(2)                   1.15              1.65              1.65
---------------------------------------------------------------------------------------

(1) "Other expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects an agreement pursuant to which Morgan Guaranty Trust Company of New York agrees to reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.15%, 1.65% and 1.65% respectively, of their average daily net assets through 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-     $10,000 initial investment,

-     5% return each year, and

-     net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR    3 YEARS     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*  ($)               562         799       1,170          2,212***
--------------------------------------------------------------------------------
CLASS B SHARES** ($)               668         820       1,215          2,252
--------------------------------------------------------------------------------
CLASS C SHARES** ($)               268         520       1,015          2,380
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR    3 YEARS     5 YEARS        10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                 168         520       1,015          2,252***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                 168         520       1,015          2,380
--------------------------------------------------------------------------------

    * Assumes sales charge is deducted when shares are purchased.
   ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Bond Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISERS

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

The Morgan Guaranty Trust Company of New York provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. This prospectus relates to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to B or C Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following charts show sales charges for the Fund.

TOTAL SALES CHARGE

                                                     AS % OF THE     AS %
                                                     OFFERING        OF NET
AMOUNT OF                                            PRICE           AMOUNT
INVESTMENT                                           PER SHARE       INVESTED
--------------------------------------------------------------------------------
LESS THAN $100,000                                   4.50%           6.10%
--------------------------------------------------------------------------------
$100,000 BUT UNDER $250,000                          3.75%           3.90%
--------------------------------------------------------------------------------
$250,000 BUT UNDER $500,000                          2.50%           2.56%
--------------------------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION                        2.00%           2.04%
--------------------------------------------------------------------------------

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.


YEAR            DEFERRED SALES CHARGE
1               5%
-------------------------------------
2               4%
-------------------------------------
3               3%
-------------------------------------
4               3%
-------------------------------------
5               2%
-------------------------------------
6               1%
-------------------------------------
7               NONE
-------------------------------------
8               NONE
-------------------------------------

We calculate the contingent deferred sales charge from the month you buy your shares. We always sell the shares with the lowest contingent deferred sales charge first. Shares acquired by the reinvestment distribution can be sold without a contingent deferred sales charge.

CLASS C SHARES

The contingent deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge. If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Like Class B shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of Shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares of the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan

Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF                                              INITIAL      ADDITIONAL
ACCOUNT                                              INVESTMENT   INVESTMENTS
-----------------------------------------------------------------------------
REGULAR ACCOUNT                                      $2,500       $100
-----------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLAN(1)                        $1,000       $100
-----------------------------------------------------------------------------
IRAS                                                 $1,000       $100
-----------------------------------------------------------------------------
SEP-IRAS                                             $1,000       $100
-----------------------------------------------------------------------------
EDUCATION IRAS                                       $500         $100
-----------------------------------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative that you want to sell your shares. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-     you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. See Shareholder Services for details.

GENERAL

If you exchange Class B Shares of the Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:


-     reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares or Class C Shares.

INVESTMENTS

This table discusses the customary types      -    Permitted (and if applicable, percentage limitation) percentage of
of investments which can be held by the            total assets - BOLD
Fund. In each case the related types of            percentage of net assets - ITALIC
risk are listed on the following page         @    Permitted, but not typically used
(see below for definitions). This table       +    Permitted, but no current intention of use
reads across two pages.                       --   Not permitted

                                                                                                                              GLOBAL
                                                                                                                                HIGH
                                                                                                                               YIELD
                                                                      RELATED TYPES OF RISK                                     BOND

ASSET-BACKED SECURITIES Interests in a        credit, interest rate, market, prepayment                                         -
stream of payments from specific assets,
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates      credit, currency, liquidity, political                                            -
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term         credit, currency, interest rate, liquidity, market, political                     -
debt issued by domestic and foreign
banks or corporations. These securities
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and           credit, currency, interest rate, liquidity, market, political, valuation          -
foreign debt securities that can be
converted into equity securities at a
future time and price.

CORPORATE BONDS Debt securities of            credit, currency, interest rate, liquidity, market, political, valuation          -
domestic and foreign industrial,
utility, banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt       credit, environmental, extension, interest rate, liquidity, market,
instrument which gives the lender a lien      natural event, political, prepayment, valuation                                   @
on property as security for the loan
payment.

MORTGAGE-BACKED SECURITIES Domestic and       credit, currency, extension, interest rate, leverage, market, political,
foreign securities (such as Ginnie Maes,      prepayment                                                                        -
Freddie Macs, Fannie Maes) which
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of             currency, extension, interest rate, leverage, liquidity, market, political,
domestic and foreign mortgage-backed          prepayment                                                                        @
securities with the promise to purchase
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that        credit, currency, extension, interest rate, liquidity, political, prepayment      -
represent a share of bank debt or
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other             credit, interest rate, liquidity, market, valuation                               -
investments that are sold directly to an
institutional investor.

REITS AND OTHER REAL-ESTATE RELATED           credit, interest rate, liquidity, market, natural event, prepayment, valuation    -
INSTRUMENTS Securities of issuers that
invest in real estate or are secured by
real estate.

REPURCHASE AGREEMENTS Contracts whereby       credit                                                                            -
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts       credit                                                                            -(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF      credit, currency, interest rate, market, political                                -
SUPRANATIONAL ORGANIZATIONS Dollar- or
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a         credit, currency, interest rate, leverage, market, political                      -
party agrees to exchange periodic
payments with a counterparty. Segregated
liquid assets are used to offset
leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES               credit, interest rate, market, natural event, political                           -(2)
Securities, generally issued as general
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt               interest rate                                                                     -
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED        credit, currency, interest rate, liquidity, market, political, valuation          -
PAYMENT SECURITIES Domestic and foreign
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

                                     14 & 15

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS

MARKET CONDITIONS

- The Fund's share price, yield, and total return will fluctuate in response to bond market movements

- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls

- Adverse market conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY

- The default of an issuer would leave the Fund with unpaid interest or principal

- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS

- The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information

-     Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS

- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-     Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY

-     Investment-grade bonds have a lower risk of default
-     Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS

- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-     Favorable exchange rate movements could generate gains or reduce losses
-     Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS

- Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities.
- Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the Fund has the option of investing up to 100% of assets in high quality short-term securities

- Each adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY


- The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals

- Each adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

- At least 90% of the Short Term Bond Funds must be investment-grade or better

FOREIGN INVESTMENTS

-     Foreign bonds are a primary investment for the Fund
- To the extent that the Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

- When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES

- The Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES

- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-     The counterparty to a derivatives contract could default

- Certain types of derivatives involve costs to the Fund which can reduce returns

-     Derivatives that involve leverage could magnify losses

- Derivatives used for non-hedging purposes could cause losses that exceed the original investment
- Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund's assets and defer recognition of certain of the Fund's losses

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES

-     The Fund could outperform its benchmark due to these same choices

DERIVATIVES

- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost

- The Fund could make money and protect against losses if management's analysis proves correct

- Derivatives that involve leverage could generate substantial gains at low cost

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-     The Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES

- The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES

- The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund's exposure relative to its benchmark
- The Fund only establishes hedges that it expects will be highly correlated with underlying positions
- While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolios


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

SECURITIES LENDING

- When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

ILLIQUID HOLDINGS

-     The Fund could have difficulty valuing these holdings precisely
- The Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING

-     Increased trading would raise the Fund's transaction costs

- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

SECURITIES LENDING

- The Fund may enhance income through the investment of the collateral received from the borrower

ILLIQUID HOLDINGS

- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING

-     The Fund could realize gains in a short period of time
- The Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING

-     The adviser maintains a list of approved borrowers
- The Fund receives collateral equal to at least 100% of the current value of securities loaned
-     The lending agents indemnify the Fund against borrower default
- The adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

ILLIQUID HOLDINGS

-     No Fund may invest more than 15% of net assets in Illiquid holdings

- To maintain adequate liquidity to meet redemptions, the Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets

SHORT-TERM TRADING

- The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and its policies.
It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS
SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                             393 Manley Street
                         West Bridgewater, MA 02379-1039

             The Fund's Investment Company Act File No. is 811-07795.

       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                       RH-FI-701

PROSPECTUS SEPTEMBER 7 2001

JPMORGAN FIXED INCOME FUNDS
SELECT CLASS SHARES

GLOBAL HIGH YIELD BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Global High Yield Bond Fund                      1
The Fund's Management and Administration         5
How Your Account Works                           6
  Buying Fund Shares                             6
  Selling Fund Shares                            7
  Exchanging Fund Shares                         7
  Other Information Converning the Fund          8
  Distributions and Taxes                        8
What the Terms Mean                             10
Investments                                     12
Risk and Reward Elements                        14
How To Reach Us                         Back Cover

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 12 - 16.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volitality. Derivatives may be risker than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM OBJECTIVE OF TOTAL RETURN
- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS
- ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                             SELECT CLASS
                                                             SHARES
--------------------------------------------------------------------------
MANAGEMENT FEES                                               0.55
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES(2)                                             0.50
--------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.30
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                      (0.40)
--------------------------------------------------------------------------
NET EXPENSES(3)                                               0.90
--------------------------------------------------------------------------

1 THE FUND'S FISCAL YEAR END IS 10/31.
2 "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR. 3 REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
  NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING
  EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.90% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                                     1 YR.    3 YRS.
--------------------------------------------------------------------------
YOUR COST($) (with or without redemption)            92       287
--------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accept purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at the day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You much provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm you want to sell shares in the Fund. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividends once a year and makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

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                                       11

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

++ Permitted (and if applicable, percentage limitation) percentage of total assets - BOLD percentage of net assets - ITALIC
-- Permitted, but not typically used
+  Permitted, but no current intention of use
-- Not permitted

                                                     RELATED TYPES OF RISK                   GLOBAL HIGH YIELD BOND
ASSET-BACKED SECURITIES Interests                credit, interest rate, market,           ++
in a stream of payments from specific            prepayment
assets, such as auto or credit card
receivables.

BANK OBLIGATIONS Negotiable                      credit, currency, liquidity,             ++
certificates of deposit, time deposits           political
and bankers' acceptances of domestic
and foreign issuers.

COMMERCIAL PAPER Unsecured short term            credit, currency, interest               ++
debt issued by domestic and foreign              rate, liquidity, market,
banks or corporations. These securities          political
are usually discounted and are rated by
S&P, Moody's or other nationally
recognized statistical rating
organization.

CONVERTIBLE SECURITIES Domestic and              credit, currency, interest rate,         ++
foreign debt securities that can be              liquidity, market, political,
converted into equity securities at a            valuation
future time and price.

CORPORATE BONDS Debt securities of               credit, currency, interest rate,         ++
domestic and foreign industrial,                 liquidity, market, political,
utility, banking, and other financial            valuation
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt          credit, environmental,                   --
instrument which gives the lender a              extension, interest rate,
lien on property as security for the             liquidity, market, natural event,
loan payment.                                    political, prepayment, valuation

MORTGAGE-BACKED SECURITIES Domestic and          credit, currency, extension,             ++
foreign securities (such as Ginnie               interest rate, leverage, market,
Maes, Freddie Macs, Fannie Maes) which           political, prepayment
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the
securities.

MORTGAGE DOLLAR ROLLS The sale of                currency, extension, interest            --
domestic and foreign mortgage-backed             rate, leverage, liquidity,
securities with the promise to purchase          market, political, prepayment
similar securities at a later date.
Segregated liquid assets are used to
offset leverage risk.

PARTICIPATION INTERESTS Interests that           credit, currency, extension,             ++
represent a share of bank debt or                interest rate, liquidity,
similar securities or obligations.               political, prepayment

PRIVATE PLACEMENTS Bonds or other                credit, interest rate, liquidity,        ++
investments that are sold directly to            market, valuation
an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED              credit, interest rate, liquidity,        ++
INSTRUMENTS Securities of issuers that           market, natural event, prepayment,
invest in real estate or are secured by          valuation
real estate.

REPURCHASE AGREEMENTS Contracts whereby          credit                                   ++
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific
price.

REVERSE REPURCHASE AGREEMENTS Contracts          credit                                   ++(1)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT            credit, currency, interest rate,         ++
OF SUPRANATIONAL ORGANIZATIONS Dollar-           market, political
or non-dollar-denominated securities
issued by foreign governments or
supranational organizations. Brady
bonds are issued in connection with
debt restructurings.

SWAPS Contractual agreement whereby a            credit, currency, interest rate,         ++
party agrees to exchange periodic                leverage, market, political
payments with a counterparty.
Segregated liquid assets are used to
offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES                  credit, interest rate, market,           ++(1)
Securities, generally issued as general          natural event, political
obligation and revenue bonds, whose
interest is exempt from federal
taxation and state and/or local taxes
in the state where the securities were
issued.

U.S. GOVERNMENT SECURITIES Debt                  interest rate                            ++
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S.
government for the timely payment of
principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED           credit, currency, interest rate,         ++
PAYMENT SECURITIES Domestic and foreign          liquidity, market, political,
securities offering non-cash or                  valuation
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:
CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.
CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.
ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.
EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.
INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).
LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.
LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.
MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.
NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.
POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.
PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.
VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

1 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

                                       12 13

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall toward various investments, including those that are designed to help risk and reward characteristics. It also outlines the Fund's policies the Fund manage risk.

          POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- The Fund's share price, yield,          - Bonds have generally outperformed             - Under normal circumstances the Fund
  and total return will fluctuate in        money market investments over the               plans to remain fully invested in bonds
  response to bond market movements         long term, with less risk than stocks           and other fixed income securities
- The value of most bonds will            - Most bonds will rise in                       - bond investments may include U.S. and
  fall when interest rates rise; the        value when interest rates fall                  foreign corporate and government bonds,
  longer a bond's maturity and the lower  - Mortgage-backed and asset-backed                mortgage-backed and asset-backed
  its credit quality, the more its value    securities and direct mortgages can             securities, convertible securities,
  typically falls                           offer attractive returns                        participation interests and private
- Adverse market conditions may                                                             placements
  from time to time cause the Fund to                                                     - The Fund seeks to limit risk and
  take temporary defensive positions that                                                   enhance total return or yields through
  are inconsistent with its principal                                                       careful management, sector allocation,
  investment strategies and may hinder                                                      individual securities selection, and
  the Fund from achieving its investment                                                    duration management
  objective                                                                               - During severe market downturns, the
- Mortgage-backed and asset-backed                                                          Fund has the option of investing up
  securities (securities representing an                                                    to 100% of assets in high quality
  interest in, or secured by, a pool of                                                     short-term securities
  mortgages or other assets such as                                                       - The adviser monitors interest rate
  receivables) and direct mortgages could                                                   trends as well as geographic and
  generate capital losses or periods of                                                     demographic information related to
  low yields if they are paid off                                                           mortgage-backed securities and mortgage
  substantially earlier or later than                                                       pre-payments
  anticipated

CREDIT QUALITY
- The default of an issuer would          - Investment-grade bonds                        - The Fund maintains its own policies
  leave the Fund with unpaid interest       have a lower risk of default                    for balancing credit quality against
  or principal                            - Junk bonds offer higher yields and              potential yields and gains in light of
- Junk bonds (those rated BB,               higher potential gains                          its investment goals
  Ba or lower) have a higher risk of                                                      - The adviser develops its own ratings of
  default, tend to be less liquid, and                                                      unrated securities and makes a credit
  may be more difficult to value                                                            quality determination for unrated
                                                                                            securities

FOREIGN INVESTMENTS
- The Fund could lose money               - Foreign bonds, which represent                - To the extent that the Fund invests in
  because of foreign government             a major portion of the world's fixed            foreign bonds, it may manage the
  actions, political instability, or        income securities, offer attractive             currency exposure of its foreign
  lack of adequate and accurate             potential performance and opportunities for     investments relative to its benchmark,
  information                               diversification                                 and may hedge a portion of its foreign
- Currency exchange rate movements        - Favorable exchange rate movements could         currency exposure into the U.S. dollar
  could reduce gains or create losses       generate gains or reduce losses                 from time to time (see also
- Currency and investment risks           - Emerging markets can offer higher               "Derivatives"); these currency
  tend to be higher in emerging markets;    returns                                         management techniques may not be
  these markets also present higher                                                         available for certain emerging markets
  liquidity and valuation risks                                                             investments




          POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities                  - The Fund can take advantage            - The Fund segregates liquid assets
  before issue or for delayed delivery,            of attractive transaction                to offset leverage risks
  it could be exposed to leverage risk             opportunities
  if it does not segregate liquid
  assets

MANAGEMENT CHOICES
- The Fund could underperform                    - The Fund could outperform              - The adviser focuses its active
  its benchmark due to its sector,                 its benchmark due to these               management on those areas where it
  securities or duration choices                   same choices                             believes its commitment to research can
                                                                                            most enhance returns and manage risks
                                                                                            in a consistent way

DERIVATIVES
- Derivatives such as futures,                   - Hedges that correlate well             - The Fund uses derivatives, such as
  options, swaps and forward                       with underlying positions can            futures, options, swaps and forward
  foreign currency contracts(1)                    reduce or eliminate losses at            foreign currency contracts for hedging
  that are used for hedging the                    low cost                                 and for risk management (i.e., to adjust
  portfolio or specific securities               - The Fund could make money                duration or yield curve exposure, or to
  may not fully offset the                         and protect against losses if            establish or adjust exposure to
  underlying positions and this                    management's analysis proves             particular securities, markets, or
  could result in losses to the                    correct                                  currencies); risk management may include
  Fund that would not have                       - Derivatives that involve                 management of the Fund's exposure
  otherwise occurred                               leverage could generate                  relative to its benchmark
- Derivatives used for risk                        substantial gains at low cost          - The Fund only establishes hedges that it
  management may not have the                                                               expects will be highly correlated with
  intended effects and may result                                                           underlying positions
  in losses or missed                                                                     - While the Fund may use derivatives that
  opportunities                                                                             incidentally involve leverage, it does
- The counterparty to a                                                                     not use them for the specific purpose of
  derivatives contract could                                                                leveraging its portfolio
  default
- Certain types of derivatives
  involve costs to the Fund which
  can reduce returns
- Derivatives that involve
  leverage could magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character
  of gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses.

SECURITIES LENDING
- When the Fund lends a                          - The Fund may enhance                   - The adviser maintains a list of approved
  security, there is a risk that                   income through the investment            borrowers
  the loaned securities may not be                 of the collateral received             - The Fund receives collateral equal to at
  returned if the borrower or the                  from the borrower                        least 100% of the current value of
  lending agent defaults                                                                    securities loaned
- The collateral will be                                                                  - The lending agents indemnify the Fund
  subject to the risks of the                                                               against borrower default
  securities in which it is                                                               - The adviser's collateral investment
  invested                                                                                  guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses
                                                                                          - Upon recall, the borrower must return
                                                                                            the securities loaned within the normal
                                                                                            settlement period

1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a to cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


           POTENTIAL RISKS                            POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS
- The Fund could have difficulty                 - These holdings may offer               - The Fund may not invest more than 15% of
  valuing these holdings precisely                 more attractive yields or                net assets in illiquid holdings
- The Fund could be unable to sell                 potential growth than comparable       - To maintain adequate liquidity to meet
  these holdings at the time or price              widely traded securities                 redemptions, the Fund may hold high
  desired                                                                                   quality short-term securities (including
                                                                                            repurchase agreements and reverse
                                                                                            repurchase agreements) and, for
                                                                                            temporary or extraordinary purposes, may
                                                                                            borrow from banks up to 33 1/3% of the
                                                                                            value of its total assets or draw on a
                                                                                            line of credit

SHORT-TERM TRADING
- Increased trading would raise                  - The Fund could realize gains           - The Fund may use short-term trading to
  the Fund's transaction costs                     in a short period of time                take advantage of attractive or
- Increased short-term capital                   - The Fund could protect against           unexpected opportunities or to meet
  gains distributions would raise                  losses if a bond is overvalued           demands generated by shareholder
  shareholders' income tax liability               and its value later falls                activity.

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

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about Funds's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and policies.
It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JP MORGAN FUNDS
P.O.BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


           The Investment Company Act File Nos. is 811-07795.
      (C) 2991 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS

INSTITUTIONAL CLASS SHARES

GLOBAL HIGH YIELD BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Global High Yield Bond Fund                                   1
The Fund's Management and Administration                      4
How Your Account Works                                        5
  Buying Fund Shares                                          5
  Selling Fund Shares                                         5
  Exchanging Fund Shares                                      6
  Other Information Concerning the Fund                       6
  Distributions and Taxes                                     7
What the Terms Mean                                           8
Investments                                                  10
Risk and Reward Elements                                     12
How To Reach Us                                      Back cover

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 10-14.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB/Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest, to a limited extent, in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P.Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by under-weighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY
FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

rates. Based on these forecasts,
strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

    WHO MAY WANT TO INVEST

    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM OBJECTIVE OF TOTAL RETURN
    - WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
    - REQUIRE STABILITY OF PRINCIPAL
    - ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS
    - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE (1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                         INSTITUTIONAL
                                                         CLASS SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                           0.55
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES (2)                                        0.50
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                  1.15
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                  (0.40)
-----------------------------------------------------------------
NET EXPENSES (3)                                          0.75
-----------------------------------------------------------------

1  THE FUND'S FISCAL YEAR END IS 10/31.
2  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
   YEAR.
3  REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF
   NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF THE AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                    1 YEAR           3 YEARS
YOUR COST ($) (WITH OR WITHOUT REDEMPTION)          77               240

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for over-seeing all business activities.

FUND'S INVESTMENT ADVISER

J.P.Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P.Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS
The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P.Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P.Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.
or
complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713.

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm you want to sell shares in the Fund. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Class Shares for shares of the same class or Ultra Class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to the Institutional Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically pays ordinary income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

                      This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This page reads across two pages

    ++ Permitted (and if applicable, percentage limitation) percentage of total assets - BOLD percentage of net assets - ITALIC

    --   Permitted, but not typically used

    +    Permitted, but no current intention of use

    -    Not permitted

                                                                 RELATED TYPES OF RISK                   GLOBAL HIGH YIELD BOND
ASSET-BACKED SECURITIES Interests in a stream of                 credit, interest rate, market,
payments from specific assets, such as auto or credit            prepayment                                    ++
card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,             credit, currency, liquidity,
time deposits and bankers' acceptances of domestic and           political                                     ++
foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by             credit, currency, interest rate,
domestic and foreign banks or corporations. These                liquidity, market, political                  ++
securities are usually discounted and are rated by S&P,
Moody's or other nationally recognized statistical
rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt                 credit, currency, interest rate,
securities that can be converted into equity securities          liquidity, market, political,
at a future time and price.                                      valuation                                     ++

CORPORATE BONDS Debt securities of domestic and foreign          credit, currency, interest rate,
industrial, utility, banking, and other financial                liquidity, market, political,
institutions.                                                    valuation                                     ++

MORTGAGES (DIRECTLY HELD) Domestic debt instrument               credit, environmental, extension,
which gives the lender a lien on property as security            interest rate, liquidity, market,
for the loan payment.                                            natural event, political,
                                                                 prepayment, valuation                         --


MORTGAGE-BACKED SECURITIES Domestic and foreign                  credit, currency, extension,
securities (such as Ginnie Maes, Freddie Macs, Fannie            interest rate, leverage, market,
Maes) which represent interests in pools of mortgages,           political, prepayment                         ++
whereby the principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign           currency, extension, interest rate,
mortgage-backed securities with the promise to purchase          leverage, liquidity, market,
similar securities at a later date. Segregated liquid            political, prepayment                         --
assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a               credit, currency, extension,
share of bank debt or similar securities or                      interest rate, liquidity,
obligations.                                                     political, prepayment                         ++

PRIVATE PLACEMENTS Bonds or other investments that are           credit, interest rate, liquidity,
sold directly to an institutional investor.                      market, valuation                             ++

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS                  credit, interest rate, liquidity,
Securities of issuers that invest in real estate or are          market, natural event, prepayment,
secured by real estate.                                          valuation                                     ++

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees          credit                                        ++
to purchase a security and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the              credit                                        ++(1)
Fund sells a security and agrees to repurchase it from
the buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL           credit, currency, interest rate,
ORGANIZATIONS Dollar- or non-dollar-denominated                  market, political                             ++
securities issued by foreign governments or
supranational organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to            credit, currency, interest rate,
exchange periodic payments with a counterparty.                  leverage, market, political                   ++
Segregated liquid assets are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally            credit, interest rate, market, natural
issued as general obligation and revenue bonds, whose            event, political                              ++(1)
interest is exempt from federal taxation and state
and/or local taxes in the state where the securities
were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury            interest rate                                 ++
bills, notes, and bonds) guaranteed by the U.S.
government for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT                   credit, currency, interest rate,
SECURITIES Domestic and foreign securities offering              liquidity, market, political,
non-cash or delayed-cash payment. Their prices are               valuation                                     ++
typically more volatile than those of some other debt
instruments and involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   1 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                               POTENTIAL REWARDS                    POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-  The Fund's share price, yield,          -  Bonds have generally                 -  Under normal circumstances the
   and total return will fluctuate            outperformed money market               Fund plans to remain fully
   in response to bond market                 investments over the long term,         invested in bonds and other
   movements                                  with less risk than stocks              fixed income securities
-  The value of most bonds will            -  Most bonds will rise in value        -  Bond investments may include
   fall when interest rates rise;             when interest rates fall                U.S. and foreign corporate and
   the longer a bond's maturity and        -  Mortgage-backed and asset-backed        government bonds,
   the lower its credit quality,              securities and direct mortgages         mortgage-backed and asset-backed
   the more its value typically               can offer attractive returns            securities, convertible
   falls                                                                              securities, participation
-  Adverse market conditions may                                                      interests and private placements
   from time to time cause the Fund                                                -  The Fund seeks to limit risk and
   to take temporary defensive                                                        enhance total return or yields
   positions that are inconsistent                                                    through careful management,
   with its principal investment                                                      sector allocation, individual
   strategies and may hinder a Fund                                                   securities selection, and
   from achieving its investment                                                      duration management
   objective                                                                       -  During severe market downturns,
-  Mortgage-backed and asset-backed                                                   the Fund has the option of
   securities (securities                                                             investing up to 100% of assets
   representing an interest in, or                                                    in high quality short-term
   secured by, a pool of mortgages                                                    securities
   or other assets such as                                                         -  The adviser monitors interest
   receivables) and direct                                                            rate trends, as well as
   mortgages could generate capital                                                   geographic and demographic
   losses or periods of low yields                                                    information related to
   if they are paid off                                                               mortgage-backed securities and
   substantially earlier or later                                                     mortgage prepayments
   than anticipated

CREDIT QUALITY
-  The default of an issuer would           -  Investment-grade bonds have a       -  The Fund maintains its own policies
   leave the Fund with unpaid                  lower risk of default                  for balancing credit quality against
   interest or principal                    -  Junk bonds offer higher yields         potential yields and gains in light
-  Junk bonds (those rated BB, Ba              and higher potential gains             of its investment goals
   or lower) have a higher risk of                                                 -  The adviser develops its own
   default, tend to be less liquid,                                                   ratings of unrated securities
   and may be more difficult to                                                       and makes a credit quality
   value                                                                              determination for unrated
                                                                                      securities

FOREIGN INVESTMENTS
-  The Fund could lose money                -  Foreign bonds, which represent a       -  To the extent that the Fund
   because of foreign government               major portion of the world's              invests in foreign bonds, it may
   actions, political instability,             fixed income securities, offer            manage the currency exposure of
   or lack of adequate and accurate            attractive potential performance          its foreign investments relative
   information                                 and opportunities for                     to its benchmark, and may hedge
-  Currency exchange rate movements            diversification                           a portion of its foreign
   could reduce gains or create             -  Favorable exchange rate                   currency exposure into the U.S.
   losses                                      movements could generate gains            dollar from time to time (see
-  Currency and investment risks               or reduce losses                          also "Derivatives"); these
   tend to be higher in emerging            -  Emerging markets can offer                currency management techniques
   markets; these markets also                 higher returns                            may not be available for certain
   present higher liquidity and                                                          emerging markets investments
   valuation risks


POTENTIAL RISKS                               POTENTIAL REWARDS                   POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When the Fund buys securities              -  The Fund can take advantage of   -  The Fund segregates liquid
   before issue or for delayed                   attractive transaction              assets to offset leverage risks
   delivery, it could be exposed to              opportunities
   leverage risk if it does not
   segregate liquid assets

MANAGEMENT CHOICES
-  The Fund could underperform its            -  The Fund could outperform its    -  The adviser focuses its active
   benchmark due to its sector,                  benchmark due to these same         management on those areas where
   securities or duration choices                choices                             it believes its commitment to
                                                                                     research can most enhance
                                                                                     returns and manage risks in a
                                                                                     consistent way
DERIVATIVES
-  Derivatives such as futures,               -  Hedges that correlate well with  -  The Fund uses derivatives, such
   options, swaps and forward                    underlying positions can reduce     as futures, options, swaps and
   foreign currency contracts(1)                 or eliminate losses at low cost     forward foreign currency
   that are used for hedging the              -  The Fund could make money and       contracts for hedging and for
   portfolio or specific securities              protect against losses if           risk management (i.e., to adjust
   may not fully offset the                      management's analysis proves        duration or yield curve
   underlying positions and this                 correct                             exposure, or to establish or
   could result in losses to the              -  Derivatives that involve            adjust exposure to particular
   Fund that would not have                      leverage could generate             securities, markets, or
   otherwise occurred                            substantial gains at low cost       currencies); risk management may
-  Derivatives used for risk                                                         include management of the Fund's
   management may not have the                                                       exposure relative to its
   intended effects and may result                                                   benchmark
   in losses or missed                                                            -  The Fund only establishes hedges
   opportunities                                                                     that it expects will be highly
-  The counterparty to a                                                             correlated with underlying
   derivatives contract could                                                        positions
   default                                                                        -  While the Fund may use
-  Certain types of derivatives                                                      derivatives that incidentally
   involve costs to the Funds which                                                  involve leverage, it does not
   can reduce returns                                                                use them for the specific
-  Derivatives that involve                                                          purpose of leveraging the portfolio
   leverage could magnify losses
-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses.

1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                               POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
-  When the Fund lends a security,            -  The Fund may enhance income        -  The adviser maintains a list of
   there is a risk that the loaned               through the investment of the         approved borrowers
   securities may not be returned                collateral received from the       -  The Fund receives collateral
   if the borrower or the lending                borrower                              equal to at least 100% of the
   agent defaults                                                                      current value of securities
-  The collateral will be subject                                                      loaned
   to the risks of the securities                                                   -  The lending agents indemnify the
   in which it is invested                                                             Fund against borrower default
                                                                                    -  The adviser's collateral
                                                                                       investment guidelines limit the
                                                                                       quality and duration of
                                                                                       collateral investment to
                                                                                       minimize losses
                                                                                    -  Upon recall, the borrower must
                                                                                       return the securities loaned
                                                                                       within the normal settlement
                                                                                       period

ILLIQUID HOLDINGS
-  The Fund could have difficulty             -  These holdings may offer more     -  The Fund may not invest more
   valuing these holdings precisely              attractive yields or potential       than 15% of net assets in
-  The Fund could be unable to sell              growth than comparable widely        illiquid holdings
   these holdings at the time or                 traded securities                 -  To maintain adequate liquidity
   price desired                                                                      to meet redemptions, the Fund
                                                                                      may hold high quality short-term
                                                                                      securities (including repurchase
                                                                                      agreements and reverse
                                                                                      repurchase agreements) and, for
                                                                                      temporary or extraordinary
                                                                                      purposes, may borrow from banks
                                                                                      up to 33 1/3% of the value of
                                                                                      its total assets or draw on a
                                                                                      line of credit

SHORT-TERM TRADING
-  Increased trading would raise              -  The Fund could realize gains in   -  The Fund may use short-term
   the Fund's transaction costs                  a short period of time               trading to take advantage of
-  Increased short-term capital               -  The Fund could protect against       attractive or unexpected
   gains distributions would raise               losses if a bond is overvalued       opportunities or to meet demands
   shareholders' income tax                      and its value later falls            generated by shareholder
   liability

                   This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies.
It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:


JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution please contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07795.

     (c) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN SPECIALTY FUNDS
CLASS A, CLASS B AND CLASS C SHARES

FOCUS FUND
GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
H&Q IPO & EMERGING COMPANY FUND (CLASS A AND CLASS B)
H&Q TECHNOLOGY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Focus Fund                                           1

Global 50 Fund                                       7

Global Healthcare Fund                              13

H&Q IPO & Emerging Company Fund                     18

H&Q Technology Fund                                 25

The Funds' Management and Administration            31

How Your Account Works                              33

   Know Which Classes to Buy                        33

   About Sales Charges                              33

   Buying Fund Shares                               35

   Selling Fund Shares                              36

   Exchanging Fund Shares                           37

   Other Information Concerning the Funds           38

   Distributions and Taxes                          38

Shareholder Services                                40

What the Terms Mean                                 41

Risk and Reward Elements                            42

Financial Highlights                                45

How to Reach Us                             Back cover

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44

THE FUND'S OBJECTIVE
The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by invest-ing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best 25 companies and adjust the Fund's holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT


     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performances does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.


YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1999                     13.68%
2000                    -25.72%

-----------------------------------------
BEST QUARTER                       24.54%
-----------------------------------------
                       4th quarter, 1999
-----------------------------------------
WORST QUARTER                     -22.83%
-----------------------------------------
                       4th quarter, 2000

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.43%.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance overtime for periods ended December 31, 2000(1)

                                                PAST 1 YEAR      LIFE OF
                                                                 FUND(1)
-----------------------------------------------------------------------------
CLASS A SHARES                                  -29.99            -8.36
-----------------------------------------------------------------------------
CLASS B SHARES                                  -29.88            -7.85
-----------------------------------------------------------------------------
CLASS C SHARES                                  -26.92            -6.73
-----------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                      -9.10             7.60
-----------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (NO EXPENSES)  -7.37             7.14
-----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES CLASS B SHARES CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*         5.75%          NONE           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                 NONE           5.00%          1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                 CLASS A SHARES   CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                   0.40             0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES   0.25             0.75            0.75
SHAREHOLDER SERVICE FEES         0.25             0.25            0.25
OTHER EXPENSES(1)                0.80             0.80            0.80
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES         1.70             2.20            2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENT(2)                (0.45)           (0.35)          (0.35)
--------------------------------------------------------------------------------
NET EXPENSES(2)                  1.25             1.85            1.85
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.85% AND 1.85% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                695        1,039        1,405      2,433
--------------------------------------------------------------------------------
CLASS B SHARES** ($)               688          955        1,348      2,380***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)               288          655        1,148      2,507
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                   1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)                 188        655          1,148      2,380***
--------------------------------------------------------------------------------
CLASS C SHARES ($)                 188        655          1,148      2,507
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity securities may include common stocks, preferred stocks convertible securities and depositary receipts.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, adviser constructs a concentrated stock portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies. The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next 12 months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

     - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns for the past year and for the life of the Fund. It compares that performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The performance for the period before Class A, B and C Shares were launched on 4/16/01 is based on the performance of Select Class Shares of the Fund. However, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not necessarily indicate how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -14.52%.

YEAR-BY-YEAR RETURNS(1),(2),(3)
[CHART]

1999                     45.36%
2000                    -14.35%

-----------------------------------------
BEST QUARTER            24.48%
-----------------------------------------
                        4th quarter, 1999
-----------------------------------------
WORST QUARTER           -7.88%
-----------------------------------------
                        4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YEAR         LIFE OF FUND(1)
--------------------------------------------------------------------------------
CLASS A SHARES(3)                         -19.28                5.62
--------------------------------------------------------------------------------
CLASS B SHARES(3)                         -18.29                7.05
--------------------------------------------------------------------------------
CLASS C SHARES(3)                         -15.14                8.08
--------------------------------------------------------------------------------
MSCI WORLD INDEX (NO EXPENSES)            -13.18                6.74
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE FROM 5/31/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

(3) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B AND C SHARES AND SELECT CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A, B AND C SHARES WOULD BE LOWER BECAUSE THEY HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                              CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*   5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS           NONE             5.00%             1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------
MANAGEMENT FEES                1.25              1.25              1.25
DISTRIBUTION (RULE 12b-1) FEES 0.25              0.75              0.75
SHAREHOLDER SERVICE FEE        0.25              0.25              0.25
OTHER EXPENSES(1)              0.47              0.47              0.47
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES       2.22              2.72              2.72
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)             (0.47)            (0.47)            (0.47)
--------------------------------------------------------------------------------
NET EXPENSES(2)                1.75              2.25              2.25
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)            743            1,094       1,568       2,872
--------------------------------------------------------------------------------
CLASS B SHARES** ($)           728            1,003       1,507       2,819***
--------------------------------------------------------------------------------
CLASS C SHARES** ($)           328              703       1,307       2,941
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             228            703          1,307       2,819***
--------------------------------------------------------------------------------
CLASS C SHARES ($)             228            703          1,307       2,941
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to conver into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*     5.75%            NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                    1.25            1.25            1.25
DISTRIBUTION (RULE 12b-1) FEES     0.25            0.75            0.75
SHAREHOLDER SERVICE FEE            0.25            0.25            0.25
OTHER EXPENSES(2)                  0.85            0.85            0.85
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES           2.60            3.10            3.10
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(3)                 (0.85)          (0.85)          (0.85)
--------------------------------------------------------------------------------
NET EXPENSES(3)                    1.75            2.25            2.25
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR        3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------
CLASS A SHARES*  ($)   743           1,094        1,647       3,148
----------------------------------------------------------------------
CLASS B SHARES** ($)   728           1,003        1,589       3,101***
----------------------------------------------------------------------
CLASS C SHARES** ($)   328             703        1,389       3,219
----------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR         3 YEARS      5 YEARS    10 YEARS
----------------------------------------------------------------------
CLASS B SHARES ($)     228            703          1,389      3,101***
----------------------------------------------------------------------
CLASS C SHARES ($)     228            703          1,389      3,219
----------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44.

THE FUND'S OBJECTIVE
The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The issuance of common stocks of these emerging companies are generally referred to as initial public offerings (IPOs).

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser for the Fund. When Symphony Asset Management, LLC (Symphony), the sub-adviser to the Fund, believes that the number or quality of IPOs available for the Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Symphony has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if Sympony's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as the Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

To the extent the Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks. The value of an investment in the Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in the Fund will fluctuate, which means that investors could lose money.

Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on the Fund.

The number or quality of IPOs available for the Fund to purchase may be inadequate for extended periods of time. During such periods, the Fund will not be able to implement its main investment strategy. This could significantly and adversely affect the Fund's investment return.

The IPO market tends to favor certain industries from time to time. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

The Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

The adviser may appear to have a conflict of interest when the Fund purchases IPOs from underwriting syndicates in which affiliates of the Fund's adviser act as a member or manager. The Fund will not purchase IPOs directly from such affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

The Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

The Fund normally expects to sell most of its IPO holdings within a year. Some gains from such sales will also be treated as short-term capital gains. Such capital gains are generally taxable at higher rates than long-term capital gains. Frequent trading and turnover of the Fund's portfolio could mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

The Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

The Fund has a limited operating history. Symphony's model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

Symphony's model relies on market and other data compiled from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, the Fund's investment strategy could be disrupted.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN IPOS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Class A shares has varied over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's inception was on 3/16/01. Performance information prior to that date is based on that of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust having the same sub-adviser as the Fund, which transferred all of its assets and liabilities in the fund pursuant to a reorganization in March 2001. The H&Q IPO & Emerging Company Fund began operations on 10/29/99. Common Shares were converted to Class A Shares of the Fund in March of 2001.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance for the Class A Shares reflects the deduction of the maximum front end sales load. The performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -18.81%.

YEAR BY YEAR RETURN(1),(2)
[CHART]

2000                  -49.12%

---------------------------------------
BEST QUARTER                     13.75%
---------------------------------------
                      1st Quarter, 2000
---------------------------------------
WORST QUARTER                   -42.32%
---------------------------------------
                      4th Quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1)

                                           PAST 1 YEAR              LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES                             -52.06                   -27.96
--------------------------------------------------------------------------------
CLASS B SHARES                             -52.05                   -27.38
--------------------------------------------------------------------------------
S&P 500 Index (NO EXPENSES)                 -9.10                    -1.16
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 10/29/99.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of the Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                         CLASS A SHARES          CLASS B SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*              5.75%                   NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                      NONE                    5.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                       CLASS A SHARES            CLASS B SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                         0.65                      0.65
DISTRIBUTION(RULE 12b-1) FEES          0.30                      1.00
SHAREHOLDER SERVICE FEE                NONE                      NONE
OTHER EXPENSES(1)                      0.40                      0.55
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES               1.35                      2.20
FEE WAIVER AND EXPENSE
REIMBURSEMENTS(2)                      NONE                      0.15
--------------------------------------------------------------------------------
NET EXPENSES(2)                        1.35                      2.05
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A AND B SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Class A and B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                       1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)    $705          $978         $1,272      $2,105
--------------------------------------------------------------------------------
CLASS B SHARES** ($)   $708          $974         $1,366      $2,307***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)             $208           $674         $1,166      $2,307***
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q TECHNOLOGY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42-44

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Convertible securities are not expected to be a significant portion of the Fund's assets.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPFAM
(USA)), does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates.
Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the adviser may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The adviser will also seek to identify companies whose products are targeted to markets which the adviser expects to grow at a high rate such as the communications and internet-related sectors. The adviser's research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell securities at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of the Class A, Class B and Class C Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*     5.75%            NONE             NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE             5.00%            1.00%
--------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEE                  0.75              0.75             0.75
DISTRIBUTION (RULE 12b-1) FEE   0.25              0.75             0.75
SHAREHOLDER SERVICE FEE         0.25              0.25             0.25
OTHER EXPENSES(2)               1.97              1.97             1.98
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES        3.22              3.72             3.73
FEE WAIVER AND EXPENSE
REIMBURSEMENT(3)               (1.37)            (1.37)           (1.38)
--------------------------------------------------------------------------------
NET EXPENSES(3)                 1.85              2.35             2.35
--------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.85%, 2.35% AND 2.35% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES *($)            752            1,389         2,050      3,806
--------------------------------------------------------------------------------
CLASS B SHARES **($)           738            1,312         2,005      3,769***
--------------------------------------------------------------------------------
CLASS C SHARES **($)           338            1,014         1,809      3,887
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                             1 YEAR         3 YEARS       5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES ($)           238            1,012        1,805      3,769***
--------------------------------------------------------------------------------
CLASS C SHARES ($)           238            1,014        1,809      3,887
--------------------------------------------------------------------------------

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARE AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The H&Q IPO & Emerging Company Fund is a series of Mutual Fund Investment Trust, also a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc.(JPMFAM(USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus, H&Q Technology and H&Q IPO & Emerging Company Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036. JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Symphony is the sub-adviser to the H&Q IPO and Emerging Company Fund. Symphony is located at 555 California Street, Suite 2975, San Francisco, CA 94104.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                           FISCAL
FUND                       YEAR END  %
-----------------------------------------
FOCUS FUND                 10/31     0.40
-----------------------------------------
GLOBAL 50 FUND             10/31     1.25
-----------------------------------------
GLOBAL HEALTHCARE FUND     10/31     1.25
-----------------------------------------
H&Q IPO AND EMERGING
COMPANY FUND                9/30     0.65
-----------------------------------------
H&Q TECHNOLOGY FUND        10/31     0.00
-----------------------------------------

PORTFOLIO MANAGERS

FOCUS FUND
Henry Lartigue and Jeff Phelps, Portfolio Managers at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr.Lartigue joined JPMFAM
(USA) in 1984. Prior to managing the Fund, Mr.Lartigue managed several other equity funds. Mr.Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM
(USA), he was employed by Houston Industries.

GLOBAL HEATHCARE FUND
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr.Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

H&Q IPO AND EMERGING COMPANY FUND
Ross Sakamato, who has been a portfolio manager at Symphony since 1996, is responsible for H&Q IPO & Emerging Company Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

H&Q TECHNOLOGY FUND
Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATORS
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each, an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds (except the H&Q IPO & Emerging Company Fund) held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A and Class B Shares of the Funds and Class C Shares of each Fund except the H&Q IPO & Emerging Company Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A, Class B or Class C Shares in each Fund described in the prospectus, except the H&Q IPO & Emerging Company Fund, which only offers Classes A & B.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.


CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE

                                  AS % OF THE  AS %
                                  OFFERING     OF NET
AMOUNT OF                         PRICE        AMOUNT
INVESTMENT                        PER SHARE    INVESTED
-------------------------------------------------------
LESS THAN $100,000                5.75         6.10
-------------------------------------------------------
$100,000 BUT UNDER $250,000       3.75         3.90
-------------------------------------------------------
$250,000 BUT UNDER $500,000       2.50         2.56
-------------------------------------------------------
$500,000 BUT UNDER $1 MILLION     2.00         2.04
-------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR         DEFERRED SALES CHARGE
----------------------------------
1            5%
----------------------------------
2            4%
----------------------------------
3            3%
----------------------------------
4            3%
----------------------------------
5            2%
----------------------------------
6            1%
----------------------------------
7            NONE
----------------------------------
8            NONE
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% or (0.30% with respect to the H&Q IPO & Emerging Company Fund) of the average daily net assets attributed to Class A Shares and up to 0.75% (1.00% with respect to the H&Q IPO & Emerging Company
Fund) of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock

Exchange, we'll process your order at that day's price. To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


MINIMUM INVESTMENTS

TYPE OF                   INITIAL      ADDITIONAL
ACCOUNT                   INVESTMENT   INVESTMENTS
--------------------------------------------------
REGULAR ACCOUNT           $2,500       $100
--------------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)        $1,000       $100
--------------------------------------------------
IRAS                      $1,000       $100
--------------------------------------------------
SEP-IRAS                  $1,000       $100
--------------------------------------------------
EDUCATION IRAS            $500         $100
--------------------------------------------------

(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or
- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds (except the Focus Fund) typically pay ordinary income dividends once a year. The Focus Fund generally distributes net investment income at least semi-annually. Capital gains, if any are distributed once a year by the Funds. However the Funds may decide to make more or less in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and                 - Stocks have generally outperformed       - Under normal circumstances each Fund
  performance will fluctuate in response        more stable investments (such as bonds     plans to remain fully invested with at
  to stock market movements                     and cash equivalents) over the long        least 65% in stocks; stock investments
- A Fund could lose money because of            term                                       may include U.S. and foreign common
  foreign government actions, political       - Foreign investments, which represent a     stocks, convertible securities,
  instability, or lack of adequate              major portion of the world's               preferred stocks, depositary receipts
  and/or accurate information                   securities, offer attractive potential     (such as ADRs and EDRs), trust or
- Investment risks tend to be higher in         performance and opportunities for          partnership interests, warrants,
  emerging markets. These markets also          diversification                            rights, and investment company
  present higher liquidity and valuation      - Emerging markets can offer higher          securities
  risks                                         returns                                  - During severe market downturns, each
- The Global Healthcare Fund, the Focus       - These same stocks could outperform the     Fund has the option of investing up to
  Fund and the H&Q Technology Fund are          general market and provide greater         100% of assets in high quality
  non-diversified which means that a            returns than more diversified funds        short-term securities
  relatively high percentage of the
  Fund's assets may be invested in a
  limited number of issuers; therefore,
  its performance may be more vulnerable
  to changes in the market value of a
  single issuer or a group of issuers
- The Global 50 Fund, the Global
  Healthcare Fund and the Focus Fund
  invest in a relatively small number of
  stocks. If these stocks underperform
  the general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from
  time to time cause each Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its
  investment objective

FOREIGN INVESTMENTS
- Currency exchange rate movements could      - Favorable exchange rate movements        - The Fund actively manages the currency
  reduce gains or create losses                 could generate gains or reduce losses      exposure of its foreign investments
- The Fund could lose money because of        - Foreign investments, which represent a     relative to its benchmark, and may
  foreign government actions, political         major portion of the world's               hedge back into the U.S. dollar from
  instability or lack of adequate and           securities, offer attractive potential     time to time (see also "Derivatives")
  accurate information                          performance and opportunities for
- Investment risks tend to be higher in         diversification
  emerging markets. These markets also        - Emerging markets can offer higher
  present higher liquidity and valuation        returns
  risks

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its               - A Fund could outperform its benchmark    - The advisers focus their active
  benchmark due to its securities and           due to these same choices                  management on securities selection,
  asset asset allocation choices                                                           the area where they believe their
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements could      - Favorable exchange rate movements        - The Global 50 Fund and the Global
  reduce gains or create losses                 could generate gains or reduce losses      Healthcare Fund actively manages
- Currency risks tend to be higher in                                                      the currency exposure of their foreign
  emerging markets                                                                         investments and may hedge a portion of
                                                                                           their foreign currency exposure into the
                                                                                           U.S. dollar or other currencies which
                                                                                           the adviser deems more attractive (see
                                                                                           also "Derivatives")

SECURITIES LENDING
- When each Fund lends a security, there      - Each Fund may enhance income through     - The advisers maintain a list of
  is a risk that the loaned securities          the investment of the collateral           approved borrowers
  may not be returned if the borrower           received from the borrower               - Each Fund receives collateral equal to
  defaults                                                                                 at least 100% of the current value of
- The collateral will be subject to the                                                    securities loaned
  risks of the securities in which it is                                                 - The lending agents indemnify the Funds
  invested                                                                                 against borrower default
                                                                                         - The advisers' collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with          - Each Fund uses derivatives, such as
  swaps, and forward foreign currency           underlying positions can reduce or         futures, options, swaps, and forward
  contracts (1) that are used for               eliminate losses at low cost               foreign currency contracts, for
  hedging the portfolio or specific           - A Fund could make money and protect        hedging and for risk management (i.e.,
  securities may not fully offset the           against losses if the investment           to establish or adjust exposure to
  underlying positions and this could           analysis proves correct                    particular securities, markets or
  result in losses to a Fund that would       - Derivatives that involve leverage          currencies). The Focus Fund, the H&Q
  not have otherwise occurred                   could generate substantial gains at        IPO & Emerging Company Fund and the
- Derivatives used for risk management          low cost                                   H&Q Technology Fund also use
  may not have the intended effects and                                                    derivatives to increase the Funds'
  may result in losses or missed                                                           income
  opportunities                                                                          - Each Fund only establishes hedges that
- The counterparty to a derivatives                                                        it expects will be highly correlated
  contract could default                                                                   with underlying positions
                                                                                         - While each Fund may use derivatives
                                                                                           that incidentally involve leverage, it
                                                                                           does not use them for the specific
                                                                                           purpose of leveraging its portfolio

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                               POTENTIAL REWARDS                          POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES (CONTINUED)
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

ILLIQUID HOLDINGS
- Each Fund could have difficulty             - These holdings may offer more            - The Funds may not invest more than 15%
  valuing these holdings precisely              attractive yields or potential growth      of net assets in illiquid holdings
- Each Fund could be unable to sell             than comparable widely traded            - To maintain adequate liquidity, each
  these holdings at the time or price it        securities                                 Fund may hold investment-grade
  desires                                                                                  short-term securities (including
                                                                                           repurchase agreements and reverse
                                                                                           repurchase agreements) and may borrow
                                                                                           from banks up to 33 1/3% of the value
                                                                                           of its total assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before          - Each Fund can take advantage of          - Each Fund segregates liquid assets to
  issue or for delayed delivery, it             attractive transaction opportunities       offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise each          - Each Fund could realize gains in a       - The Funds generally avoid short-term
  Fund's brokerage and related costs            short period of time                       trading, except to take advantage of
- Increased short-term capital gains          - Each Fund could protect against losses     attractive or unexpected opportunities
  distributions could raise                     if a stock is overvalued and its value     or to meet demands generated by
  shareholders' income tax liability            later falls                                shareholder activity
                                                                                         - The Fund's Portfolio Turnover Rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below:
                                                                                           Focus Fund: 111% (for the most recent
                                                                                             semi-annual period)
                                                                                           Global 50 Fund: 70% (for the most
                                                                                             recent semi-annual period)
                                                                                           Global Healthcare Fund: 25% (for the
                                                                                             most recent semi-annual period)
                                                                                           H&Q IPO & Emerging Company Fund: 62.27%
                                                                                             (for the most recent semi-annual
                                                                                             period)
                                                                                           H&Q Technology Fund: 27% (for the
                                                                                             most recent semi-annual period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)

                                                                   CLASS A                                       CLASS B
                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS                                   SIX MONTHS
                                                ENDED                                        ENDED
                                             11/01/00                                     11/01/00
                                              THROUGH       YEAR     YEAR   6/30/98(2)     THROUGH       YEAR     YEAR 6/30/98(2)
                                              4/30/01      ENDED    ENDED     THROUGH      4/30/01      ENDED    ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE           (UNAUDITED)   10/31/00 10/31/99    10/31/98  (UNAUDITED)   10/31/00 10/31/99  10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $9.92      $9.83    $9.40      $10.00        $9.79      $9.77    $9.38    $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                      (0.06)     (0.08)    0.01(3)     0.01        (0.10)     (0.12)  (0.05)@       --
     Net gains or losses in securities
     (both realized and  unrealized)            (2.72)      0.17     0.43       (0.61)       (2.66)      0.14    0.44      (0.62)
                                                ------     -----     ------     ------       ------    -------  -------    -------
     Total from investment operations           (2.78)      0.09     0.44       (0.60)       (2.76)      0.02    0.39      (0.62)
   Distributions to shareholders from:
     Dividends from net investment income          --         --     0.01          --           --         --      --         --
     Distributions from capital gains              --         --       --          --           --         --      --         --
                                                ------     -----     ------     ------       ------    -------  -------    -------
     Total dividends and distributions             --         --     0.01          --           --         --      --         --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $7.14      $9.92    $9.83       $9.40        $7.03      $9.79   $9.77      $9.38
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(4)                                (28.02%)     0.92%    4.67%      (6.00%)     (28.19%)     0.20%    4.16%    (6.20%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)           $10        $20      $17         $18          $16        $28     $22        $18
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                   1.25%      1.25%    1.25%       1.25%        1.85%      1.85%   1.84%      1.85%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                     (0.70%)    (0.69%)   0.07%       0.48%       (1.30%)    (1.29%) (0.51%)    (0.15%)
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements
   and earnings credits(5)                       1.64%      1.70%    1.81%       2.05%        2.14%      2.20%   2.30%      2.54%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers,
   reimbursements and earnings credits(5)       (1.09%)    (1.14%)  (0.49%)     (0.32%)      (1.59%)    (1.64%) (0.97%)    (0.84%)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        111%       124%     173%         33%         111%       124%    173%        33%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Focus Fund.
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short periods have been annualized.

(6) Not annualized.

                                                                                     CLASS C
                                                          ----------------------------------------------------------
                                                             SIX MONTHS          YEAR         YEAR      6/30/98(2)
                                                          4/30/01 ENDED         ENDED        ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE                             (UNAUDITED)      10/31/00     10/31/99        10/31/98
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $9.79         $9.76        $9.36          $10.00
--------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        (0.08)        (0.14)       (0.05)(3)          --
     Net gains or losses in securities
     (both realized and unrealized)                               (2.68)         0.17         0.43           (0.62)
                                                                  ------         -----        -----          ------
     Total from investment operations                             (2.76)         0.03         0.38           (0.62)
   Distributions to shareholders from:
     Dividends from net investment income                            --            --           --              --
     Distributions from capital gains                                --            --           --              --
                                                                  ------         -----        -----          ------
     Total dividends and distributions                               --            --           --              --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $7.03         $9.79        $9.76           $9.38
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (4)                                                 (28.19%)        0.31%        4.05%          (6.20%)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                              $5            $7           $7              $4
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                     1.85%         1.85%        1.84%           1.85%
--------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                       (1.30%)       (1.29%)      (0.55%)         (0.14%)
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
   credits(5)                                                      2.14%         2.20%        2.29%           2.55%
--------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
   amd earnings credits(5)                                        (1.59%)       (1.64%)      (1.00%)         (0.84%)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*(6)                                         111%          124%         173%             33%
--------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Focus Fund.
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Total return figures do not include the effect of any front-end or deferred sales load.
(5) Short period have been annualized.
(6) Not annualized.

JPMORGAN GLOBAL 50 FUND(1)

                                                                         CLASS A           CLASS B             CLASS C
                                                                         ---------------------------------------------
                                                                      4/16/01(2)        4/16/01(2)          4/16/01(2)
                                                                         THROUGH           THROUGH             THROUGH
                                                                         4/30/01           4/30/01             4/30/01
PER SHARE OPERATING PERFORMANCE                                      (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $14.09            $14.09              $14.09
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                    --                --                  --
     Net gains or losses in securities
     (both realized and unrealized)                                         0.54              0.54                0.54
                                                                         ------------      ------------       -------------
     Total from investment operations                                       0.54              0.54                0.54
   Distributions to shareholders from:
     Dividends from net investment income                                     --                --                  --
     Distributions from capital gains                                         --                --                  --
                                                                         ------------      ------------       -------------
     Total dividends and distributions                                        --                --                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.63            $14.63              $14.63
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                                            3.83%             3.83%               3.83%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $11               $11                 $11
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS :
----------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.75%             2.25%               2.25%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                 0.75%             0.25%               0.25%
----------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                     145.09%(5)        145.61%(5)          145.61%(5)
----------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                       (142.59%)(5)      (143.11%)(5)        (143.11%)(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*(6)                                                   70%               70%                 70%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Global 50 Fund.
(2) Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6) Not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND(1)

                                                                         CLASS A           CLASS B             CLASS C
                                                                         ---------------------------------------------
                                                                      4/16/01(2)        4/16/01(2)          4/16/01(2)
                                                                         THROUGH           THROUGH             THROUGH
                                                                         4/30/01           4/30/01             4/30/01
PER SHARE OPERATING PERFORMANCE                                      (UNAUDITED)       (UNAUDITED)         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.64            $13.64              $13.64
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                 (0.01)            (0.01)              (0.01)
     Net gains or losses in securities (both realized and
     unrealized)                                                            0.37              0.37                0.37
                                                                         ------------      ------------       -------------
     Total from investment operations                                       0.36              0.36                0.36
   Distributions to shareholders from:
     Dividends from net investment income                                     --                --                  --
     Distributions from capital gains                                         --                --                  --
                                                                         ------------      ------------       -------------
     Total dividends and distributions                                        --                --                  --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $14.00            $14.00              $14.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                                            2.64%             2.64%               2.64%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $10               $10                 $10
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                              1.75%             2.25%               2.25%
----------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                                                (1.22%)           (1.72%)             (1.72%)
----------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(4)                                     148.06%(5)        148.58%(5)          148.58%(5)
----------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(4)                       (146.63%)(5)      (148.05%)(5)        (148.05%)(5)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                    25%               25%                 25%
----------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Global Healthcare Fund.
(2) Commencement of offering of class of shares.
(3) Total Return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(6) Not annualized.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND(1)

                                                                          CLASS A                  CLASS B
                                                              ------------------------------------------------------------
                                                               SIX MONTHS                  SIX MONTHS
                                                                    ENDED    10/29/99(2)        ENDED      10/29/99(2)
                                                                  3/31/01        THROUGH     3/31/01          THROUGH
PER SHARE OPERATING PERFORMANCE:                              (UNAUDITED)        9/30/00  (UNAUDITED)          9/30/00
--------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                               $12.51         $10.00       $12.43           $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                             (.03)          (.09)        (.06)            (.17)
     Realized and unrealized gain (loss) on investments--net        (7.03)          2.60        (6.97)            2.60
                                                                 ----------       ---------   ---------        ----------
     Total from investment operations                               (7.06)          2.51        (7.03)            2.43
   Less distributions:
     Distributions from net investment income (3)                      --             --           --               --
     Distributions from capital gains                                (.16)            --(3)      (.16)              --(3)
                                                                 ----------       ---------   ---------        ----------
   Total distributions                                               (.16)            --         (.16)              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $5.29         $12.51       $ 5.24           $12.43
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(5)                                                    (56.77%)        25.12%      (56.91%)          24.31%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of the period (in millions)                      $136,882        $33,375      $ 7,893          $24,854
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                                       1.36%          1.16%        2.01%            1.86%
--------------------------------------------------------------------------------------------------------------------------
   Expenses before waiver(4)                                         1.36%          1.20%        2.01%            1.91%
--------------------------------------------------------------------------------------------------------------------------
   Investment loss(4)                                                (.55%)         (.68%)      (1.21%)          (1.38%)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                          62.27%         146.63%      62.27%          146.63%
--------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Fleming H&Q IPO & Emerging Company Fund.
(2) Commencement of operations.
(3) Amounts are less than $.01 per share.
(4) Short periods have been annualized.
(5) Total return figures do not include the effect of any front end sales load (not annualized).
(6) Not annualized.

JPMORGAN H&Q TECHNOLOGY FUND(1)

                                                                CLASS A               CLASS B                   CLASS C
                                                -------------------------------------------------------------------------------
                                                 SIX MONTHS                 11/01/00                     11/01/00
                                                      ENDED  9/20/00(2)      THROUGH     9/20/00(2)       THROUGH    9/20/00(2)
                                                    4/30/01     THROUGH      4/30/01        THROUGH       4/30/01       THROUGH
PER SHARE OPERATING PERFORMANCE:                (UNAUDITED)    10/31/00   (UNAUDITED)      10/31/00   (UNAUDITED)      10/31/00
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $8.17      $10.00        $8.16         $10.00         $8.17        $10.00
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                              (0.04)         --        (0.05)         (0.01)        (0.05)        (0.01)
     Net losses on investments (both realized
     and unrealized)                                  (4.85)      (1.83)       (4.84)         (1.83)        (4.85)        (1.82)
                                                     --------    ---------    ---------     ---------      --------      --------
     Total from investment operations                 (4.89)      (1.83)       (4.89)         (1.84)        (4.90)        (1.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $3.28       $8.17        $3.27          $8.16         $3.27         $8.17
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (3)                                     (59.85%)    (18.30%)     (59.93%)      (18.40%)       (59.98%)      (18.30%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $7          $6           $2             $5            $1            $1
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
   Expenses(4)                                         1.85%       1.83%        2.36%          2.33%         2.35%         2.34%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income(4)                           (1.61%)     (0.71%)      (2.11%)        (1.21%)       (2.11%)       (1.22%)
---------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements(4)         3.27%       3.22%        3.77%          3.72%         3.77%         3.73%
---------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers and
   reimbursements(4)                                  (3.03%)     (2.10%)      (3.52%)        (2.60%)       (3.53%)       (2.61%)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                               27%          0%          27%             0%           27%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Fleming H&Q Technology Fund.
(2) Commencement of operations.
(3) Total return figures do not include the effect of any front-end or deferred sales load.
(4) Short periods have been annualized.
(5) Not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER

P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039


The Funds' Investment Company Act File Nos. are as follows:

    JPMorgan Global 50 and JPMorgan Global Healthcare Funds         811-7795
    JPMorgan Focus Fund                                             811-5151
    JPMorgan H&Q IPO & Emerging Company Fund                        811-5526
    JPMorgan H&Q Technology Fund                                    811-5151

         (C) 2001 JPMorgan Chase & Co. All Rights Reserved September 2001

                                                               PR-SPEC ABC-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN SPECIALTY FUNDS

SELECT CLASS SHARES

FOCUS FUND

GLOBAL 50 FUND

GLOBAL HEALTHCARE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED OF THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS
IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Focus Fund                                         1
Global 50 Fund                                     6
Global Healthcare Fund                            11
The Funds' Management and Administration          16
How Your Account Works                            18
   Buying Fund Shares                             18
   Selling Fund Shares                            19
   Exchanging Fund Shares                         20
   Other Information Concerning the Funds         20
   Distributions and Taxes                        21
What the Terms Mean                               22
Risk and Reward Elements                          23
Financial Highlights                              26
How to Reach Us                           Back cover

JPMorgan FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 23-25.

THE FUND'S OBJECTIVE
The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue depositary receipts.

Although the Fund intends to invest primarily in stocks, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc.(JPMFAM
(USA)), uses an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with com-

[SIDENOTE]

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

pany management and interviews with industry analysts. In doing its analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, it may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what it believes to be the best 25 companies and adjust the Fund's holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This sections sets forth some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growth do not grow as expected.

Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY
IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:

    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

    - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

    - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus), has varied from year to year for the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.32%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

 1999               14.07%
 2000               -25.46%

-------------------------------------
BEST QUARTER                   24.57%
-------------------------------------
                    4th quarter, 1999
-------------------------------------
WORST QUARTER                 -22.77%
-------------------------------------
                    4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time, for the periods ended December 31, 2000(1)

                                                            LIFE OF
                                             PAST 1 YEAR    THE FUND
--------------------------------------------------------------------
SELECT CLASS SHARES                            -25.46        5.88
--------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                     -9.10        7.60
--------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX (NO           -7.37        7.14
EXPENSES)
--------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

-----------------------------------------------------------------------
MANAGEMENT FEE                                                   0.40
DISTRIBUTION (RULE 12b-1) FEES                                   NONE
SHAREHOLDER SERVICE FEES                                         0.25
OTHER EXPENSES(1)                                                1.15
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                         1.80
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                         (0.80)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                  1.00
-----------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN
    BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES,EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO SELECT CLASS SHARES, ENDING 9/7/02.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Select Class Shares and your actual cost may be higher or lower

                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST($)
(WITH OR WITHOUT REDEMPTION)      102         488         900         2,050
--------------------------------------------------------------------------------

JPMorgan GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 23-25.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty equity securities of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. (JPMIM), the Fund's adviser, uses the investment process described below to identify those equity securities which in its view have an exceptional return potential. Equity Securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

Under normal conditions, the Fund invests in equity securities of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 securities are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, the adviser constructs a concentrated portfolio representing equity securities of companies which in their view have an exceptional return potential relative to other companies.

[SIDENOTE]
     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The adviser's security selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect its performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of the adviser's research and stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

[SIDENOTE]
    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:

   - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

   - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

   - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
   - WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's shares. The bar chart shows the performance of the Fund's Select Class Shares from year to year for the last two calendar years. This provides some indication of the risks of investing in the Fund. The table indicates some of the risks by showing how the Fund's average annual returns for the past year and for the life of the Fund. It compares the performance to the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 14.52%

YEAR-BY-YEAR TOTAL RETURN (%) (1,2)
SHOWS CHANGES IN RETURNS BY CALENDAR YEAR

[CHART]

1999               45.36%
2000              -14.35%

------------------------------------
BEST QUARTER                  24.48%
------------------------------------
                   4th quarter, 1999
------------------------------------
WORST QUARTER                 -7.88%
------------------------------------
                   4th quarter, 2000
------------------------------------

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)


                                             PAST (1) YEAR   LIFE OF FUND(1)
--------------------------------------------------------------------------------
SELECT CLASS SHARES                            -14.35        8.08
--------------------------------------------------------------------------------
MSCI WORLD INDEX (NO EXPENSES)                 -13.18        6.74
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE FROM 5/31/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES(%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                               1.25
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES(1)                             0.40
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                      1.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)      (0.40)
--------------------------------------------------------------------------------
NET EXPENSES(2)                               1.50
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND OTHER EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE AVERAGE DAILY NET ASSETS WITH RESPECT TO SELECT CLASS SHARES THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

 - $10,000 initial investment,

 - 5% return each year, and

 - net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)     153         474          909         2,118
--------------------------------------------------------------------------------

JPMorgan GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 23-25.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
   BEFORE YOU INVEST

   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING

   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/ restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

[SIDENOTE]
     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:

     - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

     - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

     - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
     - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
     - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------------------------------
MANAGEMENT FEES                                                       1.25
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICES FEE                                              0.25
OTHER EXPENSES(2)                                                     0.75
----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                              2.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                              (0.75)
----------------------------------------------------------------------------
NET EXPENSES(3)                                                       1.50
----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATING TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE FUND'S AVERAGE DAILY
    NET ASSETS WITH RESPECT TO SELECT CLASS SHARES THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($) (WITH OR WITHOUT REDEMPTION)    153     474      987     2,397
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) is the investment adviser and makes the day-to-day investment decisions for the Focus Fund. JPMFAM
(USA) is located at 522 5th Avenue, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each investment adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                       FISCAL
FUND                   YEAR END    %
--------------------------------------
FOCUS FUND              10/31     0.40
--------------------------------------
GLOBAL 50 FUND          10/31     1.25
--------------------------------------
GLOBAL HEALTHCARE FUND  10/31     1.25
--------------------------------------

PORTFOLIO MANAGERS
FOCUS FUND
Henry Lartigue and Jeff Phelps,Portfolio Managers at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr. Lartigue joined JPMFAM
(USA) in 1984. Prior to managing the Fund, Mr. Lartigue managed several other equity funds at JPMFAM (USA). Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

GLOBAL HEATHCARE FUND

The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle. Please see above for information regarding Mr. Cormie and Mr. Lytle.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a survivng joint owner before selling the shares.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Global 50 Fund and Global Healthcare Fund generally distribute any net investment income at least annually. The Focus Fund generally distributes any net investment income semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Global 50 Fund, Global Healthcare Fund and Focus Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Global Healthcare and Global 50 Funds' assets at the close of their taxable year will be in securities of foreign corporations, such Funds may elect to "pass through" to their shareholders the foreign taxes that they paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

====================================================================================================================================
POTENTIAL RISKS                           POTENTIAL REWARDS                          POLICIES TO BALANCE RISKAND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
-  Each Fund's share price and perform-   -  Stocks have generally outperformed      -  Under normal circumstances each Fund
   ance will fluctuate in response to        more stable investments (such as           plans to remain fully invested, with
   stock market movements                    bonds and cash equivalents) over the       at least 65% in stocks; stock investments
-  A Fund could lose money because of        long term                                  may include U.S. and foreign common stocks,
   foreign government actions, political  -  Foreign investments, which represent       convertible securities, preferred
   instability, or lack of adequate          a major portion of the world's             stocks, depositary receipts (such as
   and/or accurate information               securities, offer attractive               ADRs and EDRs), trust or partnership
-  Investment risks tend to be higher        potential performance and                  interests, warrants, rights, and
   in emerging markets. These markets        opportunities for diversification          investment company securities
   also present higher liquidity and      -  Emerging markets can offer higher       -  During severe market downturns, each
   valuation risks                           returns                                    Fund has the option of investing up
-  The Focus Fund and the Global          -  These same stocks could outperform         to 100% of assets in investment-grade
   Healthcare Fund are non-diversified       the general market and provide             short-term securities
   which means that a relatively high        greater returns than more diversified
   percentage of the Fund's assets may be    funds
   invested in a limited number of
   issuers; therefore, its performance
   may be more vulnerable to changes in
   the market value of a single issuer or
   a group of issuers.
-  Each Fund invests in a relatively
   small number of stocks. If these
   stocks underperform the general
   market, the Fund could underperform
   more diversified funds
-  Adverse market conditions may from
   time to time cause each Fund to take
   temporary defensive positions that
   are inconsistent with its principal
   investment strategies and may
   hinder each Fund from achieving its
   investment objective
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS
-  Currency exchange rate movements       -  Favorable exchange rate movements       -  The Global 50 Fund and the Global
   could reduce gains or create losses       could generate gains or reduce losses      Healthcare Fund actively manage the currency
-  The Fund could lose money because of   -  Foreign investments, which represent       exposure of their foreign investments
   foreign government actions, political     a major portion of the world's             relative to its of benchmark, and may hedge
   instability or lack of adequate and       securities, offer attractive               back into the U.S. dollar from time to time
   accurate information                      potential performance and                  (see also "Derivatives")
-  Investment risks tend to be higher in     opportunities for diversification
   emerging markets. These markets also   -  Emerging markets can offer higher
   present higher liquidity and              returns
   valuation risks

==============================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its                 - A Fund could outperform its           - The advisers focus their active
  benchmark due to its securities                 benchmark due to these same             management on securities
  and asset allocation choices                    choices                                 selection, the area where they
                                                                                          believe their commitment to
                                                                                          research can most enhance returns
------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate movements              - Favorable exchange rate movements     - The Global 50 Fund and the Global
  could reduce gains or create                    could generate gains or reduce          Healthcare Fund actively manage
  losses                                          losses                                  the currency exposure of their foreign
                                                                                          investments and may hedge a portion
- Currency risks tend to be higher                                                        of their foreign currency exposure into
  in emerging markets                                                                     the U.S. dollar or other currencies
                                                                                          which the advisor deems more
                                                                                          attractive (see also "Derivatives")

------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

- When each Fund lends a security,              - Each Fund may enhance income          - The advisers maintain a list of
  there is a risk that the loaned                 through the investment of the           approved borrowers
  securities may not be returned if               collateral received from the
  the borrower defaults                           borrower                              - Each Fund receives collateral
                                                                                          equal to at least 100% of the
- The collateral will be subject to                                                       current value of securities
  the risks of the securities in                                                          loaned
  which it is invested
                                                                                        - The lending agents indemnify the
                                                                                          Fund against borrower default

                                                                                        - The advisers' collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses

                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures,                  - Hedges that correlate well with       - Each Fund uses derivatives, such
  options, swaps, and forward                     underlying positions can reduce         as futures, options, swaps, and
  foreign currency contracts(1) that              or eliminate losses at low cost         forward foreign currency
  are used for hedging the                                                                contracts, for hedging and for
  portfolio or specific securities              - A Fund could make money and             risk management (i.e., to
  may not fully offset the                        protect against losses if the           establish or adjust exposure to
  underlying positions and this                   investment analysis proves              particular securities, markets or
  could result in losses to a Fund                correct                                 currencies). The Focus Fund also uses
  that would not have otherwise                                                           derivatives to increase the Fund's income
  occurred                                      - Derivatives that involve leverage
                                                  could generate substantial gains      - Each Fund only establishes hedges
- Derivatives used for risk                       at low cost                             that it expects will be highly
  management may not have the                                                             correlated with underlying
  intended effects and may result                                                         positions
  in losses or missed opportunities
                                                                                        - While each Fund may use
- The counterparty to a derivatives                                                       derivatives that incidentally
  contract could default                                                                  involve leverage, it does not use
                                                                                          them for the specific purpose of
- Derivatives that involve leverage                                                       leveraging its portfolio
  could magnify losses

- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns
------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

==============================================================================================================================
POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------
Derivatives (continued)
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- Each Fund could have difficulty               - These holdings may offer more         - The Funds may not invest more
  valuing these holdings precisely                attractive yields or potential          than 15% of net assets in
                                                  growth than comparable widely           illiquid holdings
- Each Fund could be unable to sell               traded securities
  these holdings at the time or                                                         - To maintain adequate liquidity,
  price it desires                                                                        each Fund may hold
                                                                                          investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and may borrow from
                                                                                          banks up to 33 1/3% of the value
                                                                                          of its total assets
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities                   - Each Fund can take advantage of       - Each Fund uses segregated
  before issue or for delayed                     attractive transaction                  accounts to offset leverage risk
  delivery, it could be exposed to                opportunities
  leverage risk if it does not use
  segregated accounts
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise                 - Each Fund could realize gains in      - The Funds generally avoid
  each Fund's brokerage and related               a short period of time                  short-term trading, except to
  costs                                                                                   take advantage of attractive or
                                                - Each Fund could protect against         unexpected opportunities or to
- Increased short-term capital                    losses if a stock is overvalued         meet demands generated by
  gains distributions could raise                 and its value later falls               shareholder activity
  shareholders' income tax
  liability                                                                             - The Funds' Portfolio Turnover
                                                                                          Rate for the most recent fiscal
                                                                                          year is listed below:

                                                                                        - Focus Fund: 111% (for the most recent
                                                                                           semi-annual period)
                                                                                          Global 50 Fund: 70% (for the most recent
                                                                                           semi-annual period)
                                                                                          Global Healthcare Fund: 25% (for the
                                                                                           most recent semi-annual period)
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FOCUS FUND(1)

                                                                                                 SELECT CLASS
                                                                            -------------------------------------------------------
                                                                            SIX MONTHS
                                                                                 ENDED         YEAR ENDED             6/30/98(2)
                                                                              04/30/01      -----------------            THROUGH
PER SHARE OPERATING PERFORMANCE                                            (UNAUDITED)     10/31/00   10/31/99          10/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.98      $  9.86       $  9.40        $10.00

   Income from investment operations:

     Net investment income                                                       (0.02)       (0.03)         0.03(3)       0.02

     Net gains or losses in securities (both realized and unrealized)            (2.76)        0.15          0.45         (0.62)
                                                                               ---------    -----------   ------------  -----------
     Total from investment operations                                            (2.78)        0.12          0.48         (0.60)

   Distributions to shareholders from:

     Dividends from net investment income                                           --           --          0.02            --

     Distributions from capital gains                                               --           --            --            --
                                                                               ---------  --------------  -------------  ----------
     Total dividends and distributions                                              --           --          0.02            --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  7.20      $  9.98       $  9.86       $  9.40
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     27.86%        1.22%         5.05%        (6.00%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (in millions)                                     $     0           --(4)    $    --(4)    $    -+(4)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(5)                                                                    1.05%        1.00%         1.00%         1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(5)                                                      (0.50%)      (0.44%)        0.33%         0.78%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings
     credits(5)                                                                  51.16%    1,500.37%(6)   1007.71%(6)      1.80%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and
     earnings credits(5)                                                        (50.61%)  (1,499.81%)(6) (1006.38%)(6)    (0.02%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                                         111%         124%           173%          33%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Focus Fund Institutional Class Shares.
(2) Commencement of operations.
(3) Calculated based upon average shares outstanding.
(4) Amounts round to less than one million.
(5) Short periods have been annualized.
(6) Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
(7) Not annualized

JPMORGAN GLOBAL 50 FUND

                                                                                                       Select Class
                                                                                       --------------------------------------------
                                                                                             Six Months
                                                                                                  Ended          Year Ended
                                                                                                4/30/01      ----------------------
PER SHARE OPERATING PERFORMANCE                                                             (unaudited)      10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                          $   18.37      $  18.06   $   13.36
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                         0.05          0.16        0.06

     Net gains or losses in securities (both realized and unrealized)                             (2.39)         0.73        4.64
                                                                                              ---------      --------   ---------
     Total from investment operations                                                             (2.34)         0.89        4.70

   Distributions to shareholders from:

     Dividends from net investment income                                                          0.30          0.22          --

     Distributions from capital gains                                                              1.09          0.36          --
                                                                                              ---------      --------   ---------

     Total dividends and distributions                                                             1.39          0.58          --
-----------------------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period                                                           $   14.64      $  18.37   $   18.06
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                                 (13.32%)        4.64%      35.18%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                      $ 110,587      $157,736   $ 101,070
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses(2)                                                                                     1.50%         1.50%       1.50%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income(2)                                                                        0.37%         0.57%       0.28%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(2)                                                              1.85%         1.80%       1.97%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(2)                                                 0.02%         0.27%      (0.19%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(3)                                                                           70%          101%         84%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total Return figures do not include the effect of any front-end or deferred sales load.
(2) Short periods have been annualized.
(3) Not annualized

JPMORGAN GLOBAL HEALTHCARE FUND

                                                                                                  SELECT SHARES
                                                                                           ----------------------------
                                                                                             SIX MONTHS
                                                                                                  ENDED    9/29/00(1)
                                                                                                4/30/01       THROUGH
PER SHARE OPERATING PERFORMANCE                                                              (UNAUDITED)     10/31/00
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                           $  15.11      $  15.00
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                        (0.01)         0.03

     Net gains or losses in securities (both realized and unrealized)                             (1.08)         0.08
                                                                                               ----------    ---------
   Total from investment operations                                                               (1.09)         0.11

   Distributions to shareholders from:

     Dividends from net investment income                                                          0.01            --

     Distributions from capital gains                                                                --            --
                                                                                               ----------    ---------
     Total dividends and distributions                                                             0.01            --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $  14.01      $  15.11
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (2)                                                                                  (7.22%)        0.73%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                       $ 35,286      $ 35,809
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                                                     1.50%         1.50%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                                                       (0.07%)        1.02%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements(3)                                                              2.37%         4.52%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements(3)                                                (0.94%)       (2.00%)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                                           25%            3%
-----------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Total Return figures do not include the effect of any front-end or deferred sales load.
(3) Short periods have been annualized.
(4) Not annualized

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institu-tion directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

 The Funds' Investment Company registration number is 811-7795, except JPMorgan
                         Focus Fund which is 811-5151.
      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved September 2001

                                                                  PR-SPECS-901X

PROSPECTUS SEPTEMBER 7, 2001
JPMORGAN SPECIALTY FUNDS
INSTITUTIONAL CLASS SHARES

MARKET NEUTRAL FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Market Neutral Fund                                    1

The Fund's Management and Administration               5

How Your Account Works                                 6

   Buying Fund Shares                                  6

   Selling Fund Shares                                 6

   Other Information Concerning the Fund               7

   Distributions and Taxes                             8

What the Terms Mean                                    9

Risk and Reward Elements                              10

Financial Highlights                                  13

How to Reach US                               Back cover

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 10-12.


THE FUND'S OBJECTIVE
The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.


THE FUND'S MAIN INVESTMENT STRATEGY
The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of their investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK
     - WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
    - ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 6.43%

YEAR-BY-YEAR TOTAL RETURN (1),(2)
[CHART]

1999                              -0.05%
2000                               8.38%

----------------------------------------
BEST QUARTER                       4.51%
----------------------------------------
                       2nd quarter, 1999
----------------------------------------
WORST QUARTER                     -3.04%
----------------------------------------
                       4th quarter, 1999

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YEAR     LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                       8.38            7.74
--------------------------------------------------------------------------------
MERRILL LYNCH 91-DAY T-BILL (NO EXPENSES)        6.18            5.51
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect changes or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                         1.50
DISTRIBUTION (RULE 12b-1) FEES                          NONE
SHAREHOLDER SERVICE FEES                                0.10
TOTAL OTHER EXPENSES(1)                                 2.40
-------------------------------------------------------------
TOTAL OPERATING EXPENSES                                4.00
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                (2.75)
-------------------------------------------------------------
NET EXPENSES(2)                                         1.25
-------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH EXCLUDE DIVIDEND EXPENSES ON SECURITIES SOLD SHORT, INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.25% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
YOUR COST($) (WITH OR WITHOUT REDEMPTION)   127      397       1,299    3,635
--------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Market Neutral Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

PORTFOLIO MANAGERS
MARKET NEUTRAL FUND

The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMorgan Chase (or one of its predecessors) since August of 1996 and prior to managing this fund was an equity derivative specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan Chase (or one of its predecessors) since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm you want to sell your shares. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet only minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a dif ferent amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically declares and pays ordinary income dividends four times a year. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
- The Fund's share price and               - Stocks have generally outperformed       - Under normal circumstances the Fund plans
  performance will fluctuate in              more stable investments (such as           to remain fully invested, with at least
  response to stock market movements         bonds and cash equivalents) over the       65% in stocks; stock investments may
- Adverse market conditions may from         long term                                  include U.S. and foreign common stocks,
  time to time cause the Fund to take                                                   convertible securities, preferred stocks,
  temporary defensive positions that                                                    trust or partnership interests, warrants,
  are inconsistent with its principal                                                   rights, and investment company securities
  investment strategies and may hinder                                                - The Fund seeks to limit risk through
  the Fund from achieving its                                                           diversification During severe market
  investment objective                                                                - During severe market downturns, the
                                                                                        Fund has the option of investing up to
                                                                                        100% of assets in high quality
                                                                                        short-term securities

FOREIGN INVESTMENTS
- Currency exchange rate movements         - Favorable exchange rate movements        - The Fund anticipates that its total
  could reduce gains or create losses        could generate gains or reduce losses      foreign investments will not exceed 20% of
- The Fund could lose money because of     - Foreign investments, which represent       total assets
  foreign government actions, political      a major portion of the world's           - The Fund actively manages the currency
  instability or lack of adequate and        securities, offer attractive               exposure of its foreign investments
  accurate information                       potential performance and                  relative to its benchmark, and may hedge
                                             opportunities for diversification          back into the U.S. dollar from time to
                                                                                        time (see also "Derivatives")

MANAGEMENT CHOICES                         - The Fund could outperform its            - The adviser focuses its active management
- The Fund could underperform its            benchmark due to these same choices        on securities selection, the area where it
  benchmark due to its securities and                                                   believes its commitment to research can
  asset allocation choices                                                              most enhance returns

SECURITIES LENDING
- When the Fund lends a security, there    - The Fund may enhance income through      - The adviser maintains a list of approved
  is a risk that the loaned securities       the investment of the collateral           borrowers
  may not be returned if the borrower        received from the borrower               - The Fund receives collateral equal to at
- The collateral will be subject to the                                                 least 100% of the current value of
  risks of the securities in which it                                                   securities loaned
  is invested                                                                         - The lending agents indemnify the Fund
                                                                                        against borrower default
                                                                                      - The adviser's collateral investment
                                                                                        guidelines limit the quality and duration
                                                                                        of collateral investment to minimize losses
                                                                                      - Upon recall, the borrower must return the
                                                                                        securities loaned within the normal
                                                                                        settlement period


POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES
- Derivatives such as futures, options,    - Hedges that correlate well with          - The Fund uses derivatives for hedging and
  swaps, and forward foreign currency        underlying positions can reduce or         for risk management (i.e., to establish or
  contracts(1) that are used for hedging     eliminate losses at low cost               adjust exposure to particular securities,
  the portfolio or specific securities     - The Fund could make money and protect      markets or currencies); risk management may
  may not fully offset the underlying        against losses if the investment           include management of the Fund's exposure
  positions and this could result in         analysis proves correct                    relative to its benchmark
  losses to the Fund that would not        - Derivatives that involve leverage        - The Fund only establishes hedges that it
  have otherwise occurred                    could generate substantial gains at        expects will be highly correlated with
- Derivatives used for risk management       low cost                                   underlying positions
  may not have the intended effects and                                               - While the Fund may use derivatives that
  may result in losses or missed                                                        incidentally involve leverage, it does not
  opportunities                                                                         use them for the specific purpose of
- The counterparty to a derivatives                                                     leveraging its portfolio
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives that involve leverage
  could magnify losses
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition
  of certain of the Fund's losses.

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing   - These holdings may offer more            - The Fund may not invest more than 15% of
  these holdings precisely                   attractive yields or potential growth      net assets in illiquid holdings
- The Fund could be unable to sell           than comparable widely traded            - To maintain adequate liquidity, the Fund
  these holdings at the time or price it     securities                                 may hold investment-grade short-term
  desires                                                                               securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and may borrow from banks up
                                                                                        to 33 1/3% of the value of its total
                                                                                        assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before     - The Fund can take advantage of           - The Fund segregates liquid assets to
  issue or for delayed delivery, it          attractive transaction opportunities        offset leverage risk
  could be exposed to leverage risk if
  it does not segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD

SHORT-TERM TRADING
- Increased trading could raise the        - The Fund could realize gains in a        - The Fund generally avoids short-term
  Fund's brokerage and related costs         short period of time                       trading, except to take advantage of
- Increased short-term capital gains       - The Fund could protect against losses      attractive or unexpected opportunities or
  distributions could raise                  if a stock is overvalued and its           to meet demands generated by shareholder
  shareholders' income tax liability         value later falls                          activity
                                                                                      - The Fund's Portfolio Turnover Rate for the
                                                                                        most recent fiscal year is listed below:
                                                                                        Market Neutral Fund: 141%

SHORT SELLING
- Short sales may not have the intended    - The Fund could make money and protect    - The Fund will not engage in short selling
  effects and may result in losses           against losses if management's             if the total market value of all
- The Fund may not be able to close out      analysis proves correct                    securities sold short would exceed 100% of
  a short position at a particular time    - Short selling may allow the Fund to        the Fund's net assets
  or at an acceptable price                  generate positive returns in             - The Fund sets aside liquid assets in
- The Fund may not be able to borrow         declining markets                          segregated or broker accounts to cover
  certain securities to sell short,                                                     short positions and offset a portion of
  resulting in missed opportunities                                                     the leverage risk
- Segregated accounts with respect to                                                 - The Fund makes short sales through brokers
  short sales may limit the                                                             that the adviser has determined to be
  Fund's investment flexibility                                                         highly creditworthy
- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses, and gains are limited to the
  price of the stock at the time of the
  short sale
- If the SEC staff changed its current
  policy of permitting brokers executing
  the Fund's short sales to hold proceeds
  of such short sales, the cost of such
  transactions would increase
  significantly and the Fund may be
  required to cease operations or change
  its investment objective

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with the Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN MARKET NEUTRAL FUND


                                                                                        Year Ended            12/31/98(1)
                                                                                  -----------------------        Through
                                                                                   5/31/01       5/31/00         5/31/99
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                                      $14.02        $15.16          $15.00
----------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations

    Net Investment Income                                                             0.54          0.60            0.13

    Net Realized and Unrealized Gain (Loss) on Investments                            1.19         (0.75)           0.07

    Total from Investment Operations                                                  1.73         (0.15)           0.20

  Less Distributions to Shareholders from

    Net Investment Income                                                             0.59         (0.48)          (0.04)

    Capital Gains                                                                        -         (0.51)              -

    In Excess of Net Realized Gains                                                      -         (0.27)              -

    Total Distributions to Shareholders                                               0.59         (0.99)          (0.04)
----------------------------------------------------------------------------------------------------------------------------
  Net Asset Value Per Share, End of Period                                          $15.16        $14.02          $15.16
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Total Return                                                                         12.65%        (0.99%)          1.34%(2)
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)                                                $20           $13             $10
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
  Net Expenses (Excluding Dividend Expense)(3)                                        1.25%         1.50%           2.00%(4)
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income(3)                                                            4.47%         4.46%           2.14%(4)
----------------------------------------------------------------------------------------------------------------------------
  Expenses without Reimbursement (including Dividend Expense)(3)                      3.90%         3.69%           5.66%(4)
----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income without Reimbursements (including Dividend Expense)           3.36%         2.88%           0.00%
----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover                                                                     141%          114%(5)          54%(5)
----------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations
(2) Not annualized
(3) Short periods have been annualized
(4) Annualized
(5) Restated

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the inter-net.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

          The Investment Company Act File No. for the Fund is 811-07795

        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                  PR-SPECI-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN SPECIALTY FUNDS
SELECT CLASS SHARES


MARKET NEUTRAL FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING LOGO]

                                    CONTENTS

Market Neutral Fund                                                          1
The Fund's Management and Administration                                     5
How Your Account Works                                                       6
   Buying Fund Shares                                                        6
   Selling Fund Shares                                                       7
   Exchanging Fund Shares                                                    7
   Other Information Concerning the Fund                                     8
   Distributions and Taxes                                                   8
What the Terms Mean                                                         10
Risk and Reward Elements                                                    11
How to Reach Us                                                     Back cover

JPMORGAN MARKET NEUTRAL FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 11-13.

THE FUND'S OBJECTIVE

The Fund's goal is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund takes long and short positions in different stocks, selecting from a universe of mid to large cap stocks with characteristics similar to those of the Russell 1000 and/or Standard & Poor's 500 (S&P 500) Indexes, in an effort to insulate the Fund's performance from the effects of general stock market movements.

In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions. The Fund expects that this difference in rates of appreciation, along with any returns on cash generated by short sales, will generate a positive return; the Fund pursues returns exceeding those of 90-day U.S. Treasury Bills.

The Fund purchases securities that it believes are undervalued and sells short securities that it believes are overvalued. The long and short portfolios are matched on a variety of risk characteristics in order to limit exposure to macroeconomic factors.

In each sector in which the Fund invests, it balances the dollars invested in long and short positions to remain sector neutral. In attempting to neutralize market and sector risks, the Fund emphasizes stock picking as the primary means of generating returns.

The Fund may change any of their investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is

JPMORGAN MARKET NEUTRAL FUND

designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

While the Fund's market neutral approach seeks to minimize the risks of investing in the overall stock market, it may involve more risk than other funds that do not engage in short selling. The Fund's long positions could decline in value while the value of the securities sold short increases, thereby increasing the potential for loss. It also is possible that the combination of securities held long and sold short will fail to protect the Fund from overall stock market risk as anticipated.

The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the adviser's research and stock picking decisions.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING LONG-TERM CAPITAL APPRECIATION BUT WANT TO MINIMIZE EXPOSURE TO GENERAL STOCK MARKET RISK

- WANT RETURNS THAT EXCEED THOSE OF 90-DAY U.S. TREASURY BILLS WITH CONTROLLED RISK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE SEEKING RETURNS SIMILAR TO THOSE OF TYPICAL STOCK FUNDS

JPMORGAN MARKET NEUTRAL FUND

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Select Class Shares are being introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 91-Day T-Bill, a one-security index which rolls over every month. The Merrill Lynch 91-Day T-Bill is used to measure short-term fixed income market performance.

The performance for the period before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR TOTAL RETURN (1,2,3)

1999                  -0.05%

BEST QUARTER         4.51%
                  2nd quarter, 1999
WORST QUARTER       -3.04%
                  4th quarter, 1999


THE FUND'S YEAR-TO-DATE TOTAL RETURN
AS OF 6/30/01 WAS 6.43%

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                             PAST 1 YEAR     LIFE OF FUND
  SELECT CLASS SHARES(3)                                         8.38            7.74
  MERRILL LYNCH 91-DAY T-BILL (NO EXPENSES)                      6.18            5.51

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2) THE FUND'S FISCAL YEAR END IS 5/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE OF SELECT CLASS SHARES WOULD BE LOWER BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

JPMORGAN MARKET NEUTRAL FUND

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                           1.50
  DISTRIBUTION (RULE 12b-1) FEES                                            NONE
  SHAREHOLDER SERVICE FEES                                                  0.25
  TOTAL OTHER EXPENSES(1)                                                   1.30
  TOTAL OPERATING EXPENSES                                                  3.05
  FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                  (1.55)
  NET EXPENSES(2)                                                           1.50

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH EXCLUDE DIVIDEND EXPENSES ON SECURITIES SOLD SHORT, INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.50% OF THE FUND'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.


EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.

                                            1 YEAR     3 YEARS    5 YEARS    10 YEARS
YOUR COST($) (WITH OR WITHOUT REDEMPTION)     153        474        1,164      3,009

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of the J.P. Morgan Series Trust, a Massachusetts Business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) of 0.30% as a percentage of average net assets.

PORTFOLIO MANAGERS

The portfolio management team is led by Bernard A. Kroll, Managing Director, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President. Mr. Kroll has been at JPMorgan Chase (or one of its predecessors) since August of 1996 and prior to managing this fund was an equity derivative specialist at Goldman Sachs & Co. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMorgan Chase (or one of its predecessors) since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

THE FUND'S ADMINISTRATOR

Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It's a subsidiary of The BISYS Group, Inc. JPMFD is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Fund receives orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to buy shares in the Fund and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER


Call 1-800-348-4782
Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 pm
Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to lease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until your check clears, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service

HOW YOUR ACCOUNT WORKS

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Fund or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a survivng joint owner before selling the shares.

You may sell shares in one of two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm you want to sell your shares in the Fund. They will send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

HOW YOUR ACCOUNT WORKS

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically declares and pays ordinary income dividends four times a year. Net capital gain is distributed annually. You have three options for your distributions. You may:

-   reinvest all of them in additional Fund shares;

HOW YOUR ACCOUNT WORKS

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS

-    The Fund's share price and            -    Stocks have generally outperformed   -    Under normal circumstances the Fund
     performance will fluctuate in              more stable investments (such as          plans to remain fully invested,
     response to stock market movements         bonds and cash equivalents) over          with at least 65% in stocks of at
                                                the long term                             least three countries, including
-    The Fund could lose money because                                                    the United States; stock
     of foreign government actions,        -    Foreign investments, which                investments may include U.S. and
     political instability, or lack of          represent a major portion of the          foreign common stocks, convertible
     adequate and/or accurate                   world's securities, offer                 securities, preferred stocks,
     information                                attractive potential performance          depository receipts (such as ADRs
                                                and opportunities for                     and EDRs), trust or partnership
-    Investment risks tend to be higher         diversification                           interests, warrants, rights, and
     in emerging markets. These markets                                                   investment company securities
     also present higher liquidity and     -    Emerging markets can offer higher
     valuation risks                            returns                              -    During severe market downturns, the
                                                                                          Fund has the option of investing up
-    The Fund invests in a relatively      -    These same stocks could outperform        to 100% of assets in
     small number of stocks. If these           the general market and provide            investment-grade short-term
     stocks underperform the general            greater returns than more                 securities
     market, the Fund could underperform        diversified funds
     more diversified funds

-    Adverse market conditions may from
     time to time cause the Fund to take
     temporary defensive positions that
     are inconsistent with its principal
     investment strategies and may
     hinder the Fund from achieving its
     investment objective

FOREIGN INVESTMENTS

-    Currency exchange rate movements      -    Favorable exchange rate movements     -    The Fund actively manages the
     could reduce gains or create losses        could generate gains or reduce             currency exposure of its foreign
                                                losses                                     investments relative to its
-    The Fund could lose money because                                                     benchmark, and may hedge back into
     of foreign government actions,        -    Foreign investments, which                 the U.S. dollar from time to time
     political instability or lack of           represent a major portion of the           (see also "Derivatives")
     adequate and accurate information          world's securities, offer
                                                attractive potential performance      -    The Fund anticipates that its total
-    Investment risks tend to be higher         and opportunities for                      foreign investments will not exceed
     in emerging markets. These markets         diversification                            20% of total assets
     also present higher liquidity and
     valuation risks                       -    Emerging markets can offer higher
                                                returns


MANAGEMENT CHOICES

-    The Fund could underperform its       -    A Fund could outperform its          -    The adviser focuses its active
     benchmark due to its securities and        benchmark due to these same choices       management on securities selection,
     asset allocation choices                                                             the area where it believes its
                                                                                          commitment to research can most
                                                                                          enhance returns


POTENTIAL RISKS                            POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN CURRENCIES

-    Currency exchange rate movements      -    Favorable exchange rate movements
     could reduce gains or create losses        could generate gains or reduce
                                                losses
-    Currency risks tend to be higher in
     emerging markets

SECURITIES LENDING

-    When the Fund lends a security,       -    Each Fund may enhance income         -    The adviser maintains a list of
     there is a risk that the loaned            through the investment of the             approved borrowers
     securities may not be returned if          collateral received from the
     the borrower defaults                      borrower                             -    The Fund receives collateral equal
                                                                                          to at least 100% of the current
-    The collateral will be subject to                                                    value of securities loaned
     the risks of the securities in
     which it is invested                                                            -    The lending agents indemnify the
                                                                                          Fund against borrower default

                                                                                     -    The adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment
                                                                                          to minimize losses

                                                                                     -    Upon recall, the borrower must
                                                                                          return the securities loaned within
                                                                                          the normal settlement period

DERIVATIVES

-    Derivatives such as futures,          -    Hedges that correlate well with      -    The Fund uses derivatives, such as
     options, swaps, and forward foreign        underlying positions can reduce or        futures, options, swaps, and
     currency contracts(1) that are used        eliminate losses at low cost              forward foreign currency contracts,
     for hedging the portfolio or                                                         for hedging and for risk management
     specific securities may not fully     -    The Fund could make money and             (i.e., to establish or adjust
     offset the underlying positions and        protect against losses if the             exposure to particular securities,
     this could result in losses to the         investment analysis proves correct        markets or currencies)
     Fund that would not have otherwise
     occurred                              -    Derivatives that involve leverage    -    The Fund only establishes hedges
                                                could generate substantial gains at       that it expects will be highly
-    Derivatives used for risk                  low cost                                  correlated with underlying
     management may not have the                                                          positions
     intended effects and may result in
     losses or missed opportunities                                                  -    While the Fund may use derivatives
                                                                                          that incidentally involve leverage,
-    The counterparty to a derivatives                                                    it does not use them for the
     contract could default                                                               specific purpose of leveraging its
                                                                                          portfolio
-    Derivatives that involve leverage
     could magnify losses

-    Certain types of derivatives
     involve costs to the Fund which can
     reduce returns

-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by the Fund,
     accelerate recognition of income to
     the Fund, affect the holding period
     of the Fund's assets and defer
     recognition of certain of the
     Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                             POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS

-    The Fund could have difficulty         -    These holdings may offer more       -    The Fund may not invest more than
     valuing these holdings precisely            attractive yields or potential           15% of net assets in illiquid
                                                 growth than comparable widely            holdings
-    The Fund could be unable to sell            traded securities
     these holdings at the time or price                                             -    To maintain adequate liquidity, the
     it desires                                                                           Fund may hold investment-grade
                                                                                          short-term securities (including
                                                                                          repurchase agreements and reverse
                                                                                          repurchase agreements) and may
                                                                                          borrow from banks up to 33 1/3% of
                                                                                          the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-    When the Fund buys securities          -    The Fund can take advantage of      -    The Fund uses segregated accounts
     before issue or for delayed                 attractive transaction                   to offset leverage risk
     delivery, it could be exposed to            opportunities
     leverage risk if it does not use
     segregated accounts

SHORT-TERM TRADING

-    Increased trading could raise the      -    The Fund could realize gains in a    -    The Fund generally avoid short-term
     Fund's brokerage and related costs          short period of time                      trading, except to take advantage
                                                                                           of attractive or unexpected
-    Increased short-term capital gains     -    The Fund could protect against            opportunities or to meet demands
     distributions could raise                   losses if a stock is overvalued and       generated by shareholder activity
     shareholders' income tax                    its value later falls
     liability                                                                        -    The Fund's portfolio turnover rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below:
                                                                                                 Market Neutral Fund: 141%

SHORT SELLING
- Short sales may not have the intended    - The Fund could make money and protect    - The Fund will not engage in short selling
  effects and may result in losses           against losses if management's             if the total market value of all
- The Fund may not be able to close out      analysis proves correct                    securities sold short would exceed 100% of
  a short position at a particular time    - Short selling may allow the Fund to        the Fund's net assets
  or at an acceptable price                  generate positive returns in             - The Fund sets aside liquid assets in
- The Fund may not be able to borrow         declining markets                          segregated or broker accounts to cover
  certain securities to sell short,                                                     short positions and offset a portion of
  resulting in missed opportunities                                                     the leverage risk
- Segregated accounts with respect to                                                 - The Fund makes short sales through brokers
  short sales may limit the                                                             that the adviser has determined to be
  Fund's investment flexibility                                                         highly creditworthy
- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses, and gains are limited to the
  price of the stock at the time of the
  short sale
- If the SEC staff changed its current
  policy of permitting brokers executing
  the Fund's short sales to hold proceeds
  of such short sales, the cost of such
  transactions would increase
  significantly and the Fund may be
  required to cease operations or change
  its investment objective





                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

Public Reference Section of the SEC Washington, DC 20549-0102. 1-202-942-8090 E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

       The Fund's Investment Company registration number is: 811-07795.
      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved September 2001

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN SPECIALTY FUNDS

INSTITUTIONAL SHARES CLASS

GLOBAL HEALTHCARE FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]
JPMORGAN FLEMING
ASSET MANAGEMENT


CONTENTS
Global Healthcare Fund                                     1

The Funds' Management and Administration                   5

How Your Account Works                                     6

 Buying Fund Shares                                        6

 Selling Fund Shares                                       6

 Exchanging Fund Shares                                    7

 Other Information Concerning the Fund                     7

 Distributions and Taxes                                   8

What the Terms Mean                                       10

Risk and Reward Elements                                  11

How to Reach Us                                   Back cover

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
11-13.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from, or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.


Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser uses the investment process described below to identify those securities which in its view have an exceptional return potential.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST

   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE

   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM

   FREQUENCY OF TRADING

   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, the adviser construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to the adviser's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Because the Fund invests in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

    WHO MAY WANT TO INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM OBJECTIVE SUCH AS RETIREMENT

    - WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

    - ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

    - ARE PURSUING A SHORT-TERM OBJECTIVE OR INVESTING EMERGENCY RESERVES

    - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
    - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
    - ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                             INSTITUTIONAL SHARES
                                             --------------------
MANAGEMENT FEES                               1.25
DISTRIBUTION (RULE 12b-1) FEES                NONE
SHAREHOLDER SERVICES FEE                      0.10
OTHER EXPENSES(2)                             0.70
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                      2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)      (0.80)
-----------------------------------------------------------------
NET EXPENSES(3)                               1.25
-----------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATING TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF THE AVERAGE DAILY NET
    ASSETS WITH RESPECT TO INSTITUTIONAL CLASS SHARES THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                               1 YEAR   3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
YOUR COST ($)(WITH OR WITHOUT REDEMPTION)      127      397        868       2,174
-------------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS
The portfolio management team is led by Andrew C. Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984, Shawn Lytle, Vice President, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, Vice President, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Share must be paid for by 4:00 p.m.
Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in one of two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm you want to sell shares in the Fund. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm may charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains. Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of the Fund's assets at the close of their taxable year will be in securities of foreign corporations, the Fund may elect to "pass through" to their shareholders the foreign taxes they paid.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                                POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
- The Fund's share price and performance       - Stocks have generally outperformed         - Under normal circumstances the Fund
  will fluctuate in response to stock            more stable investments (such as bonds       plans to remain fully invested, with
  market movements                               and cash equivalents) over the long          at least 65% in stocks; stock
- A Fund could lose money because of             term                                         investments may include U.S. and
  foreign government actions, political        - Foreign investments, which represent         foreign common stocks, convertible
  instability, or lack of adequate and/or        a major portion of the world's               securities, preferred stocks, trust
  accurate information                           securities, offer attractive potential       or partnership interests, warrants,
- Investment risks tend to be higher in          performance and opportunities for            rights, and investment company
  emerging markets. These markets also           diversification                              securities
  present higher liquidity and valuation       - Emerging markets can offer higher returns  - The Fund seeks to limit risk through
  risks                                        - These same stocks could outperform           diversification
- The Global Healthcare Fund is                  the general market and provide greater     - During severe market downturns, the
  non-diversified which means that a             returns than more diversified funds          Fund has the option of investing up
  relatively high percentage of the Fund's                                                    to 100% of assets in high quality
  assets may be invested in a limited                                                         short-term securities
  number of issuers; therefore, its
  performance may be more vulnerable to
  changes in the market value of a single
  issuer or a group of issuers
- The Global Healthcare Fund invests in a
  relatively small number of stocks.
  If these stocks underperform the
  general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from
  time to time cause the Fund to take
  temporary defensive positions that are
  inconsistent with its principal
  investment strategies and may hinder
  the Fund from achieving its investment
  objective


FOREIGN INVESTMENTS
- Currency exchange rate movements could       - Favorable exchange rate movements          - The Fund anticipates that its total
  reduce gains or create losses                  could generate gains or reduce losses        foreign investments will not exceed
- The Fund could lose money because of         - Foreign investments, which represent a       20% of total assets
  foreign government actions, political          major portion of the world's               - The Fund actively manages the currency
  instability or lack of adequate and            securities, offer attractive potential       exposure of its foreign investments
  accurate information                           performance and opportunities for            relative to its benchmark, and may
- Investment risks tend to be higher in          diversification                              hedge back into the U.S. dollar from
  emerging markets. These markets also         - Emerging markets can offer higher            time to time (see also "Derivatives")
  present higher liquidity and valuation         returns
  risks
- Currency risks tend to be higher in
  emerging markets

POTENTIAL RISKS                                POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- The Fund could underperform its              - The Fund could outperform its              - The adviser focuses its active
  benchmark due to its securities and            benchmark due to these same choices          management on securities selection,
  asset allocation choices                                                                    the area where it believes its
                                                                                              commitment to research can most
                                                                                              enhance returns
SECURITIES LENDING
- When the Fund lends a security, there        - The Fund may enhance income through        - The adviser maintains a list of
  is a risk that the loaned securities           the investment of the collateral             approved borrowers
  may not be returned if the borrower            received from the borrower                 - The Fund receives collateral equal to
  defaults                                                                                    at least 100% of the current value of
- The collateral will be subject to the                                                       securities loaned
  risks of the securities in which it is                                                    - The lending agents indemnify the Fund
  invested                                                                                    against borrower default
                                                                                            - The adviser's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses
                                                                                            - Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period

DERIVATIVES
- Derivatives such as futures, options,        - Hedges that correlate well with            - The Fund uses derivatives for hedging
  swaps, and forward foreign currency            underlying positions can reduce or           and for risk management (i.e., to
  contracts(1) that are used for hedging         eliminate losses at low cost                 establish or adjust exposure to
  the portfolio or specific securities         - The Fund could make money and protect        particular securities, markets or
  may not fully offset the underlying            against losses if the investment             currencies); risk management may
  positions and this could result in             analysis proves correct                      include management of the Fund's
  losses to the Fund that would not have       - Derivatives that involve leverage            exposure relative to its benchmark
  otherwise occurred                             could generate substantial gains at        - The Fund only establishes hedges that
- Derivatives used for risk management           low cost                                     it expects will be highly correlated
  may not have the intended effects and                                                       with underlying positions
  may result in losses or missed                                                            - While the Fund may use derivatives
  opportunities                                                                               that incidentally involve leverage, it
- The counterparty to a derivatives                                                           does not use them for the specific
  contract could default                                                                      purpose of leveraging its portfolio
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to the Fund which can reduce
  returns
- Derivatives that involve
  leverage could magnify losses
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of the
  Fund's assets and defer recognition of
  certain of the Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- The Fund could have difficulty valuing       - These holdings may offer more              - The Fund may not invest more than 15%
  these holdings precisely                       attractive yields or potential growth        of net assets in illiquid holdings
- The Fund could be unable to sell these         than comparable widely traded              - To maintain adequate liquidity, the
  holdings at the time or price it               securities                                   Fund may hold investment-grade
  desires                                                                                     short-term securities (including
                                                                                              repurchase agreements and reverse
                                                                                              repurchase agreements) and may borrow
                                                                                              from banks up to 33 1/3% of the value
                                                                                              of its total assets
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities before         - The Fund can take advantage of             - The Fund segregates liquid assets to
  issue or for delayed delivery, it              attractive transaction opportunities         offset leverage risk
  could be exposed to leverage risk if
  it does not segrate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the            - The Fund could realize gains in a          - The Fund generally avoids short-term
  Fund's brokerage and related costs             short period of time                         trading, except to take advantage of
- Increased short-term capital gains           - The Fund could protect against losses        attractive or unexpected opportunities
  distributions could raise                      if a stock is overvalued and its value       or to meet demands generated by
  shareholders' income tax liability             later falls                                  shareholder activity
                                                                                            - The Fund's portfolio turnover rate
                                                                                              for the most recent fiscal year is
                                                                                              listed below:
                                                                                              Global Healthcare Fund: 25% (for the
                                                                                              most recent semi-annual period)

SHORT SELLING
- Short sales may not have the intended        - The Fund could make money and protect      - The Fund will not engage in short
  effects and may result in losses               against losses if management's               selling if the total market value of
- The Fund may not be able to close out          analysis proves correct                      all securities sold short would exceed
  a short position at a particular time        - Short selling may allow the Fund to          100% of the Fund's net assets
  or at an acceptable price                      generate positive returns in declining     - The Fund sets aside liquid assets in
- The Fund may not be able to borrow             markets                                      segregated or broker accounts to cover
  certain securities to sell short,                                                           short positions and offset a portion
  resulting in missed opportunities                                                           of the leverage risk
- Segregated accounts with respect to                                                       - The Fund makes short sales through
  short sales may limit the Fund's                                                            brokers that the adviser has
  investment flexibility                                                                      determined to be highly creditworthy
- Short sales involve leverage risk,
  credit exposure to the brokers that
  execute the short sale and retain the
  proceeds, have no cap on maximum
  losses, and gains are limited to the
  price of the stock at the time of the
  short sale
- If the SEC staff changed its current
  policy of permitting brokers executing
  the Fund's short sales to hold
  proceeds of such short sales, the cost
  of such transactions would increase
  significantly and the Fund may be
  required to cease operations or change
  its investment objective

  This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

         The Investment Company Act File No. for the Fund is 811-07795

        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                            JPMORGAN TAX AWARE FUNDS
                    JPMORGAN TAX AWARE ENHANCED INCOME FUND
                                    CLASS A
                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

CLASS A SHARES OF THE FUND WILL NOT BE AVAILABLE UNTIL SEPTEMBER 28, 2001.

                                                                   SUP-TAABC-901

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX AWARE FUNDS

CLASS A, CLASS B AND CLASS C SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND (CLASS A)

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Fleming Tax Aware International Opportunities Fund                   1

Tax Aware Enhanced Income Fund                                       6

Tax Aware Small Company Opportunities Fund                          12

Tax Aware U.S. Equity Fund                                          16

Tax Aware Investing                                                 21

The Funds' Management and Administration                            22

How Your Account Works                                              24

  Know Which Classes to Buy                                         24

  About Sales Charges                                               24

  Total Sales Charges                                               24

  Buying Fund Shares                                                26

  Selling Fund Shares                                               27

  Exchanging Fund Shares                                            28

  Other Information Concerning the Funds                            29

  Distributions and Taxes                                           29

Shareholder Services                                                31

Investments                                                         32

Risk and Reward Elements                                            34

Financial Highlights                                                38

How to Reach Us                                             Back cover

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-37.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is aided by a tax-sensitive optimization process developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

 INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macroeconomic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTOR

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

   - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

   - ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
   - ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE (1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES(FEES PAID DIRECTLY FROM YOUR INVESTMENT):
                                                   CLASS A      CLASS B      CLASS C
                                                   SHARES       SHARES       SHARES
                                                   ------       ------       -------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*          5.75%        NONE         NONE
--------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS                             NONE         5.00%        1.00%
--------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

 ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM
 FUND ASSETS)

                                               CLASS A      CLASS B      CLASS C
                                               SHARES       SHARES       SHARES
                                               ------       -------      --------
MANAGEMENT FEES                                0.85         0.85         0.85
DISTRIBUTION (RULE 12b-1) FEES                 0.25         0.75         0.75
SHAREHOLDER SERVICE FEES                       0.25         0.25         0.25
OTHER EXPENSES(2)                              1.65         1.65         1.65
----------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                       3.00         3.50         3.50
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)       (1.20)       (1.20)       (1.20)
----------------------------------------------------------------------------------
NET EXPENSES(3)                                1.80         2.30         2.30

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.80%, 2.30% AND 2.30% OF AVERAGE DAILY NET ASSETS FOR CLASS A, B AND C SHARES, RESPECTIVELY THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.



IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:
                                            1 YEAR                    3 YEARS
                                            ------                    -------
CLASS A SHARES* ($)                         747                       1,343
-------------------------------------------------------------------------------
CLASS B SHARES** ($)                        733                       1,263
-------------------------------------------------------------------------------
CLASS C SHARES** ($)                        333                         963
-------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                           1 YEAR                     3 YEARS
                                           ------                     -------
CLASS B SHARES ($)                         233                        963
-------------------------------------------------------------------------------
CLASS C SHARES ($)                         233                        963
-------------------------------------------------------------------------------

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

JPMORGAN TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-37.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months.The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc., including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or over weighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

   INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest

   WHO MAY WANT TO INVEST

   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME
     INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
   - WANT TO EMPHASIZE AFTER TAX RETURN
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
   - ARE IN A LOW TAX BRACKET

rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. As of the date of this prospectus, Class A Shares will be introduced. The bar chart shows the performance of the Fund's Institutional Class Shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The performance for the periods before Class A Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class A Shares reflects the deduction of the maximum front end sales load.

Past performance does not necessarily predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 was 2.61%.

YEAR-BY-YEAR TOTAL RETURN (1),(2),(3)

[CHART]

2000                                             5.17%

-------------------------------------------------------
BEST QUARTER                                     1.73%
-------------------------------------------------------
                                    4th quarter, 2000
-------------------------------------------------------
WORST QUARTER                                    1.07%
-------------------------------------------------------
                                    2nd quarter, 2000



AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                     PAST 1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------
CLASS A SHARES(3)                                    3.61             3.47
-----------------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(NO EXPENSES)                                        6.18             5.74
-----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/99.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A SHARES AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS A SHARES WOULD BE LOWER BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  CLASS A SHARES
---------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                 1.50%
---------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE
---------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
-----------------------------------------------------------------------
MANAGEMENT FEES                                                   0.25
DISTRIBUTION (RULE 12b-1) FEES                                    0.25
SHAREHOLDER SERVICE FEES                                          0.25
OTHER EXPENSES(1)                                                 0.42
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          1.17
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                          (0.42)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                   0.75

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES(WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A Shares and your actual costs may be higher or lower.

                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES*($)
(WITH OR WITHOUT REDEMPTION)         225        475         744        1,512
-------------------------------------------------------------------------------


* ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-37.

THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in common stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK OR DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED ANY BANK AND ARE NOT INSURED OR ENDORSED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSS MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock markets. Fund

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

    - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

performance also will depend on the effectiveness of the research and the adviser's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                                       --------------   --------------   --------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*                5.75%            NONE             NONE
-------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS LOWER OF ORIGINAL PURCHASE PRICE
OR REDEMPTION PROCEEDS                                   NONE             5.00%            1.00%
-------------------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
                                              CLASS A SHARES      CLASS B SHARES       CLASS C SHARES
                                              --------------      --------------       --------------
MANAGEMENT FEES                               0.85                0.85                 0.85
DISTRIBUTION (RULE 12b-1) FEES                0.25                0.75                 0.75
SHAREHOLDER SERVICE FEES                      0.25                0.25                 0.25
OTHER EXPENSES(2)                             0.41                0.41                 0.41
-----------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                      1.76                2.26                 2.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)      (0.11)              (0.11)               (0.11)
-----------------------------------------------------------------------------------------------------
NET EXPENSES(3)                               1.65                2.15                 2.15
-----------------------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.65%, 2.15% AND 2.15% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes: o

- $10,000 initial investment,

-  5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                    1 YEAR  3 YEARS
--------------------------------------------------------------------
CLASS A SHARES*($)                                  733     1,065
--------------------------------------------------------------------
CLASS B SHARES**($)                                 718       973
--------------------------------------------------------------------
CLASS C SHARES**($)                                 318       673
--------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                    1 YEAR  3 YEARS
--------------------------------------------------------------------
CLASS B SHARES ($)                                  218       673
--------------------------------------------------------------------
CLASS C SHARES ($)                                  218       673
--------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED
**  ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 34-37.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price
-  high potential reward compared to potential risk
-  temporary mispricings caused by market overreactions.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

    - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and for the life of the Fund. It compares that performance to the S&P500, a widely recognized market benchmark.

The performance for the period before Class A, B and C Shares were launched on 4/16/01 is based on the performance of other share classes of the Fund. During this period, the actual returns of Class A, B and C Shares would have been lower than those shown because Class A, B and C Shares have higher expenses than these other classes of shares.

The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front end sales load and the performance figures in the table for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -7.74%

YEAR-BY-YEAR TOTAL RETURNS(1),(2),(3)

[CHART]

1997                                     30.32%
1998                                     31.18%
1999                                     18.31%
2000                                     -5.15%

------------------------------------------------
BEST QUARTER                             21.64%
------------------------------------------------
                              4th quarter, 1998
------------------------------------------------
WORST QUARTER                            -8.86%
------------------------------------------------
                              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YR.             LIFE OF FUND
--------------------------------------------------------------------------------
CLASS A SHARES(3)                            -10.62%                15.95%
--------------------------------------------------------------------------------
CLASS B SHARES(3)                             -9.87%                17.23%
--------------------------------------------------------------------------------
CLASS C SHARES(3)                             -6.10%                17.69%
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                   -9.11%                17.20%
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/18/96, AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 12/31/96.
(2) THE FUND'S FISCAL YEAR END IS 10/31.
(3) THE PERFORMANCE SHOWN ABOVE IS FOR OTHER SHARE CLASSES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS A, B AND C SHARES AND OTHER SHARE CLASSES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE WOULD BE LOWER FOR CLASS A, B AND C SHARES BECAUSE THEY HAVE HIGHER EXPENSES THAN THE OTHER SHARE CLASSES.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                        CLASS A SHARES      CLASS B SHARES      CLASS C SHARES
                                        --------------      --------------      --------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS% OF THE OFFERING PRICE*                5.75%                NONE                NONE
----------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE(LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS              NONE                 5.00%               1.00%
----------------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
                                                 --------------    --------------     --------------
MANAGEMENT FEES                                  0.45              0.45               0.45
DISTRIBUTION (RULE 12b-1) FEES                   0.25              0.75               0.75
SHAREHOLDER SERVICE FEES                         0.25              0.25               0.25
OTHER EXPENSES(1)                                0.40              0.40               0.40
----------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                         1.35              1.85               1.85
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.25)            (0.25)             (0.25)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.10              1.60               1.60
----------------------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10%, 1.60% AND 1.60% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the Fund's actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES *($)            681         905          1,201      2,040
------------------------------------------------------------------------------
CLASS B SHARES **($)           663         805          1,127      1,973***
------------------------------------------------------------------------------
CLASS C SHARES **($)           263         505            927      2,104
------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
------------------------------------------------------------------------------
CLASS B SHARES ($)             163         505          927        1,973***
------------------------------------------------------------------------------
CLASS C SHARES ($)             163         505          927        2,104
------------------------------------------------------------------------------

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

TAX AWARE INVESTING

TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Small Company Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase &Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:

                                                       FISCAL
FUND                                                   YEAR END          %
------------------------------------------------------------------------------
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND                                     10/31             0.85
------------------------------------------------------------------------------
TAX AWARE ENHANCED INCOME FUND                         10/31             0.25
------------------------------------------------------------------------------
TAX AWARE SMALL COMPANY
OPPORTUNITIES FUND                                     10/31             0.85
------------------------------------------------------------------------------
TAX AWARE U.S. EQUITY FUND                             10/31             0.45
------------------------------------------------------------------------------

PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997; and by Jenny C. Sicat, Vice President, who joined the International Equity team in August of 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

TAX AWARE ENHANCED INCOME FUND

The portfolio management team is led by Benjamin Thompson, Vice President, who joined the team in June of 1999 and Abigail J. Feder, Vice President, who joined JPMorgan Chase (or one of its predecessors) in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining JPMorgan Chase (or one of its predecessors), Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMorgan Chase (or one of its predecessors) since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMorgan Chase (or one of its predecessors) since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan Chase (or one of its predecessors) since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Vice President, and Louise Sclafani, Vice President. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR

Either The Chase Manhattan Bank (Chase) or Morgan Guaranty Trust Company of New York (each an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average net daily assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, B, or C Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Funds Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all the Funds and Class B and Class C Shares of all the Funds, except the Tax Aware Enhanced Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B or C Shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

You may purchase Class A Shares in each Fund described in the prospectus. You may purchase Class B or Class C Shares in each Fund described in the prospectus (except the Tax Aware Enhanced Income Fund).

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

The following chart shows the sales charge for all the Funds except Tax Aware Enhanced Income Fund:

TOTAL SALES CHARGES

                                      AS % OF         AS %
                                      OFFERING        OF NET
AMOUNT OF                             PRICE           AMOUNT
INVESTMENT                            PER SHARE       INVESTED
--------------------------------------------------------------
LESS THAN $100,000                    5.75            6.10
--------------------------------------------------------------
$100,000 BUT UNDER $250,000           3.75            3.90
--------------------------------------------------------------
$250,000 BUT UNDER $500,000           2.50            2.56
--------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION         2.00            2.04
--------------------------------------------------------------

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund.

                                      AS % OF         AS %
                                      OFFERING        OF NET
AMOUNT OF                             PRICE           AMOUNT
INVESTMENT                            PER SHARE       INVESTED
--------------------------------------------------------------
LESS THAN $100,000                    1.50            1.52
--------------------------------------------------------------
$100,000 BUT UNDER $250,000           1.00            1.00
--------------------------------------------------------------
$250,000 BUT UNDER $500,000           0.50            0.50
--------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION         0.25            0.25
--------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR         DEFERRED SALES CHARGE
----------------------------------
1            5%
----------------------------------
2            4%
----------------------------------
3            3%
----------------------------------
4            3%
----------------------------------
5            2%
----------------------------------
6            1%
----------------------------------
7            NONE
----------------------------------
8            NONE
----------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL

Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.


BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL
Whether you choose Class A, B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782


MINIMUM INVESTMENTS

TYPE OF                 INITIAL        ADDITIONAL
ACCOUNT                 INVESTMENT     INVESTMENTS
--------------------------------------------------
REGULAR ACCOUNT         $2,500         $100
--------------------------------------------------
SYSTEMATIC

INVESTMENT PLAN(1)      $1,000         $100
--------------------------------------------------
IRAS                    $1,000         $100
--------------------------------------------------
SEP-IRAS                $1,000         $100
--------------------------------------------------
EDUCATION IRAS          $500           $100
--------------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A, Class B or Class C Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Fleming Tax Aware International Opportunities Fund typically pays ordinary income dividends once per year. The Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. The Tax Aware U.S. Equity Fund typically pays ordinary income dividends four times a year. The Tax Aware Small Company Opportunities Fund typically pays ordinary income dividends twice a year. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all to distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the in federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other nontaxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).

This table reads across two pages.


ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


++ Permitted - BOLD
-- Permitted, but not typically used

       PRINCIPAL TYPES OF RISK

credit, interest rate, market, prepayment                                                         ++

credit, currency, liquidity, political                                                            ++(1)

credit, currency, interest rate, liquidity, market, political                                     ++(1)

credit, currency, interest rate, liquidity, market, political, valuation                          ++(1)

credit, currency, interest rate, liquidity, market, political, valuation                          ++(1)

credit, environmental, extension, interest rate, liquidity, market, natural
event, political, prepayment, valuation                                                           --

credit, currency, extension, interest rate, leverage, market, political, prepayment               ++(1)

credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment    --(1),(2)

credit, currency, extension, interest rate, liquidity, political, prepayment                      ++

credit, interest rate, liquidity, market, valuation                                               ++

credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation     ++

credit                                                                                            ++

credit                                                                                            --(2)

credit, currency, interest rate, market, political                                                ++(1)

credit, currency, interest rate, leverage, market, political                                      ++

credit, interest rate, market, natural event, political                                           ++

interest rate                                                                                     ++

credit, currency, interest rate, liquidity, market, political, valuation                          ++(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.


POTENTIAL RISKS                 POTENTIAL REWARDS               POLICIES TO BALANCE RISK AND REWARD

MANAGEMENT CHOICES
- A Fund could underperform     - A Fund could outperform       - The adviser focuses its active management on
  its benchmark due               its benchmark due to these      securities selection, the area where it believes its
  to its securities and asset     same choices                    commitment to research can most enhance returns
  allocation choices

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
- The Fund's share price        - Stocks have generally         - Under normal circumstances, the Fund plans to
  and performance will            outperformed more stable        remain fully invested, with at least 65% in
  fluctuate in response to        investments (such as bonds      equities; equity investments may include convertible
  stock market movements          and cash equivalents) over      securities, preferred stocks, depositary receipts
- The Fund could lose money       the long term                   (such as American Depositary Receipts (ADRs) and
  because of foreign            - Foreign investments,            European Depositary Receipts (EDRs)), trust or
  government actions,             which represent a major         partnership interests, warrants, rights, and
  political instability, or       portion of the world's          investment company securities
  lack of adequate and/or         securities, offer             - The Fund seeks to limit risk and enhance performance
  accurate information            attractive potential            through active management and diversification
- Investment risks tend to        performance and               - During severe market downturns, the Fund has the
  be higher in emerging           opportunities for               option of investing up to 100% of assets in
  markets. These markets also     diversification                 investment-grade short-term securities
  present higher liquidity      - Emerging markets can
  and valuation risks             offer higher returns
- Adverse market conditions
  may from time to time cause
  the Fund to take temporary
  defensive positions that
  are inconsistent with its
  principal investment
  strategies and may hinder
  the Fund from achieving its
  investment objective

TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S.EQUITY FUNDS
- The Fund's share price        - Stocks have generally         - Under normal circumstances the Funds plans to
  and performance will            outperformed more stable        remain fully invested, with at least 65% in
  fluctuate in response to        investments (such as bonds      stocks; stock investments may include U.S. and
  stock market movements          and cash equivalents) over      foreign common stocks, convertible securities,
- Adverse market conditions       the long term                   preferred stocks, trust or partnership interests,
  may from time to time cause                                     warrant rights, and investment company securities
  the Fund to take temporary                                    - The Funds seek to limit risk through active
  defensive positions that                                        management and diversification
  are inconsistent with its                                     - During severe market downturns, the Funds have the
  principal investment                                            option of investing up to 100% of assets in high
  strategies and may hinder                                       quality short-term securities
  the Fund from achieving its
  investment objective


POTENTIAL RISKS                 POTENTIAL REWARDS               POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS (Continued)
TAX AWARE ENHANCED INCOME FUND
- The Fund's share price,       - Bonds have generally          - Under normal circumstances the Fund plans to
  yield, and total return         outperformed money market       remain fully invested in bonds and other fixed
  will fluctuate in response      investments over the long       income securities
  to bond market movements        term, with less risk than     - The Fund seeks to limit risk and enhance after tax
- The value of most bonds         stocks                          yields through careful management, sector
  will fall when interest       - Most bonds will rise in         allocation, individual securities selection, and
  rates rise; the longer a        value when interest rates       duration management
  bond's maturity and the         fall                          - During severe market downturns, the Fund has the
  lower its credit quality,     - Mortgage-backed and             option of investing up to 100% of assets in high
  the more its value              asset-backed securities can     quality short-term securities
  typically falls                 offer attractive returns      - The adviser monitors interest rate trends, as well as
- Adverse market conditions                                       geographic and demographic information related to
  may from time to time cause                                     mortgage-backed securities and mortgage prepayments
  the Fund to take temporary
  defensive positions that
  are inconsistent with its
  principal investment
  strategies and may hinder
  the Fund from achieving its
  investment objective
- Mortgage-backed and
  asset-backed securities
  (securities representing an
  interest in, or secured by,
  a pool of mortgages or
  other assets such as
  receivables) could generate
  capital losses or periods
  of low yields if they are
  paid off substantially
  earlier or later than
  anticipated

FOREIGN CURRENCIES
- Currency exchange rate        - Favorable exchange rate       - The Funds actively manage the currency exposure of
  movements could reduce          movements could generate        its foreign investments and may hedge a portion of
  gains or create losses          gains or reduce losses          its foreign currency exposure into the U.S. dollar or
- Currency risks tend to be                                       other currencies which the adviser deems more
  higher in emerging markets                                      attractive (see also "Derivatives")

SECURITIES LENDING
- When a Fund lends a           - A Fund may enhance income     - The adviser maintains a list of approved borrowers
  security, there is a risk       through the investment of     - A Fund receives collateral equal to at least 100% of
  that the loaned securities      the collateral received         the current value of securities loaned
  may not be returned if the      from the borrower             - The lending agents indemnify a Fund against borrower
  borrower defaults                                               default
- The collateral will be                                        - The adviser's collateral investment guidelines limit
  subject to the risks of the                                     the quality and duration of collateral investment to
  securities in which it is                                       minimize losses
  invested                                                      - Upon recall, the borrower must return the securities
                                                                  loaned within the normal settlement period


POTENTIAL RISKS                 POTENTIAL REWARDS               POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES
- Derivatives such as futures,  - Hedges that correlate well    - The Funds use derivatives, such as futures, options,
  options, swaps and forward      with underlying positions       swaps, and forward foreign currency contracts, for
  foreign currency contracts      can reduce or eliminate         hedging and tax and risk management purposes (i.e.,
  that are used for hedging       losses at low cost              to establish or adjust exposure to particular
  the portfolio or specific     - A Fund could make money and     securities, markets or currencies)
  securities may not fully        protect against losses if     - The Funds only establish hedges that they expect will
  offset the underlying           the investment analysis         be highly correlated with underlying positions
  positions and this could        proves correct                - While the Funds may use derivatives that incidentally
  result in losses to a Fund    - Derivatives that involve        involve leverage, they do not use them for the
  that would not have             leverage could generate         specific purpose of leveraging their portfolios
  otherwise occurred              substantial gains at low
- Derivatives used for risk       cost
  management may not have the
  intended effects and may
  result in losses or missed
  opportunities
- The counterparty to a
  derivatives contract could
  default
- Derivatives that involve
  leverage could magnify
  losses
- Certain types of derivatives
  involve costs to the Funds
  which can reduce returns
- Derivatives may, for tax
  purposes, affect the
  character of gain and loss
  realized by a Fund,
  accelerate recognition of
  income to a Fund, affect the
  holding period of a Fund's
  assets and defer recognition
  of certain of a Fund's
  losses.

ILLIQUID HOLDINGS
- A Fund could have difficulty  - These holdings may offer      - No Fund may invest more than 15% of its net assets in
  valuing these holdings          more attractive yields or       illiquid holdings
  precisely                       potential growth than         - To maintain adequate liquidity, each Fund may hold
- A Fund could be unable to       comparable widely traded        investment grade short-term securities and may
  sell these holdings at the      securities                      borrow (including repurchase agreements and reverse
  time or price it desires                                        repurchase agreements) from banks up to 33 1/3% of
                                                                  the value of its total assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities   - A Fund can take advantage of  - Each Fund segregates liquid assets to offset leverage
  before issue or for delayed     attractive transaction          risk
  delivery, it could be           opportunities
  exposed to leverage risk if
  it does not segregate liquid
  assets


POTENTIAL RISKS                 POTENTIAL REWARDS               POLICIES TO BALANCE RISK AND REWARD

SHORT-TERM TRADING
- Increased trading could       - A Fund could realize gains    - The Funds will generally avoid short-term trading,
  raise a Fund's brokerage and    in a short period of time       except to take advantage of attractive or unexpected
  related costs                 - A Fund could protect against    opportunities or to meet demands generated by
- Increased short-term capital    losses if a stock is            shareholder activity
  gains distributions could       overvalued and its value      - The Funds' Portfolio Turnover Rate for the most
  raise shareholders' income      later falls                     recent fiscal year is listed below:
  tax liability                                                      Tax Aware Enhanced Income Fund: 97% (for the most
                                                                     recent semi-annual period)
                                                                     Tax Aware Small Company Opportunities Fund: 32% (for
                                                                     the most recent semi-annual period)
                                                                     Tax Aware U.S.Equity Fund: 10% (for the most recent
                                                                     semi-annual period)

CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
- The default of an issuer      - Investment-grade bonds have   - The Fund maintains its own policies for balancing
  would leave the Fund with       a lower risk of default         credit quality against potential yields and gains in
  unpaid interest or principal                                    light of its investment goals
                                                                - The adviser develops its own ratings of unrated
                                                                  securities and makes a credit quality determination
                                                                  for unrated securities

FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS
- Currency exchange rate        - Favorable exchange rate       - Each Fund anticipates that its total foreign
  movements could reduce gains    movements could generate        investments will not exceed 20% of total assets
  or create losses                gains or reduce losses        - Each Fund actively manages the currency exposure of
- A Fund could lose money       - Foreign investments, which      its foreign investments relative to its benchmark,
  because of foreign              represent a major portion of    and may hedge back into the U.S. dollar from time to
  government actions,             the world's securities,         time (see also "Derivatives")
  political instability, or       offer attractive potential
  lack of adequate and            performance and
  accurate information            opportunities for
                                  diversification

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
- The Fund could lose money     - Foreign bonds, which          - Foreign bonds may be a significant investment (25% of
  because of foreign              represent a major portion of    total assets) for the Fund
  government actions,             the world's fixed income      - To the extent that the Fund invests in foreign bonds,
  political instability, or       securities, offer attractive    it will hedge its currency exposure into the U.S.
  lack of adequate and            potential performance and       dollar (see also "Derivatives")
  accurate information            opportunities for
- Currency exchange rate          diversification
  movements could reduce gains  - Favorable exchange rate
  or create losses                movements could generate
                                  gains or reduce losses

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                         Class A         Class B          Class C
                                                                         4/16/011        4/16/011         4/16/011
                                                                         through         Through          through
                                                                         4/30/01         4/30/01          4/30/01
PER SHARE DATA                                                         (unaudited)    (unaudited)      (unaudited)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $ 15.00          $ 15.00          $ 15.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                    --               --               --
   Net gains or losses in securities(both realized and unrealized)          --               --               --
                                                                        -------          -------          -------
   Total from investment operations                                         --               --               --
Distributions to shareholders from:
   Dividends from net investment income                                     --               --               --
   Distributions from capital gains                                         --               --               --
   Total dividends and distributions                                        --               --               --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 15.00          $ 15.00          $ 15.00
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                             --               --               --
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                 $ 10             $ 10             $ 10
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                              --               --               --
--------------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                                 --               --               --
--------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(3)         --               --               --
--------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and                --               --               --
--------------------------------------------------------------------------------------------------------------------
earnings credits(3)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     --               --               --
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations. There were no operations as of this reporting period.
(2) Total return figures do not include the effect of any front-end of deferred sales load.
(3) Short periods have been annualized.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                                 Class A             Class B             Class C
                                                                4/16/01(1)          4/16/01(1)          4/16/01(1)
                                                                 through             through             through
PER SHARE DATA                                                   4/30/01             4/30/01             4/30/01
                                                             (unaudited)         (unaudited)         (unaudited)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                   $ 12.17             $ 12.17             $ 12.17
Income from Investment Operations
   Net Investment Loss                                             (0.01)(2)           (0.01)(2)           (0.01)(2)
   Net Realized and Unrealized Loss on Investments                  1.82                1.82                1.82
                                                                 -------             -------             -------
   Total From Investment Operations                                 1.81                1.81                1.81
   Net Asset Value Per Share, End of Period                      $ 13.98             $ 13.98             $ 13.98
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       14.87%              14.87%              14.87%
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $    12             $    12             $    12
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)
--------------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                      1.65%               2.15%               2.15%
--------------------------------------------------------------------------------------------------------------------
   Net Investment Income(3)                                        (1.25)%             (1.74)%             (1.74)%
--------------------------------------------------------------------------------------------------------------------
   Expenses without Reimbursement(3)                              135.56%             133.93%             133.93%
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               32%                 32%                 32%
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations
(2) Based on average number of shares outstanding through out the period.
(3) Short periods have been annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                     Class A             Class B             Class C
                                                                    4/16/01(1)          4/16/01(1)          4/16/01(1)
                                                                     through             through             through
PER SHARE DATA                                                       4/30/01             4/30/01             4/30/01
                                                                 (unaudited)         (unaudited)         (unaudited)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                       $ 16.88             $ 16.88             $ 16.88
-------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations
    Net Investment Income (Loss)                                        0.00(2,3)          (0.01)(2)           (0.01)(2)
    Net Realized and Unrealized Gain (Loss) on Investments              0.93                0.94                0.94
                                                                     -------             -------             -------
    Total From Investment Operations                                    0.93                0.93                0.93
  Less Distributions to Shareholders from
    Net Investment Income                                              (0.02)              (0.02)              (0.02)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period                             $ 17.79             $ 17.79             $ 17.79
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            5.51%               5.51%               5.51%
=========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $    11             $    11             $    11
-------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS(4)
-------------------------------------------------------------------------------------------------------------------------
    Expenses(4)                                                         1.10%               1.60%               1.60%
-------------------------------------------------------------------------------------------------------------------------
    Net Investment Income(4)                                            0.60%              (0.81)%             (0.81)%
-------------------------------------------------------------------------------------------------------------------------
    Expenses without Reimbursement(4)                                 142.20%             141.33%             141.34%
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                   10%                 10%                 10%
-------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operation
(2) Based on average number of shares outstanding through out the period.
(3) Less than $0.005.
(4) Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.


                        JPMorgan Funds Fulfillment Center
                               393 Manley Street
                         West Bridgewater, MA 02379-1039


The Funds' Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for JPMorgan Enhanced Income Fund, JPMorgan Tax Aware Small Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-7795.

       (C) 2001 J.P. Morgan Chase &Co. All Rights Reserved. September 2001

                                                                  PR-TAABC-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX AWARE FUNDS

INSTITUTIONAL CLASS SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Fleming Tax Aware International Opportunities Fund              1
Tax Aware Disciplined Equity Fund                               5
Tax Aware Enhanced Income Fund                                 10
Tax Aware U.S. Equity Fund                                     16
Tax Aware Investing                                            22
The Funds' Management and Administration                       23
How Your Account Works                                         25
  Buying Fund Shares                                           25
  Selling Fund Shares                                          25
  Other Information Concerning the Funds                       26
  Distributions and Taxes                                      27
Investments                                                    30
Risk and Reward Elements                                       32
Financial Highlights                                           36
How to Reach Us                                        Back cover

JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual equity selection, emphasizing those equity securities that are ranked as undervalued according to the proprietary research of the Fund's adviser. The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure. Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is aided by a tax-sensitive optimization process developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
-THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
-THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS
 (AND LOWER PERFORMANCE)AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting securities and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells securities, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF,OR GUARANTEED ORENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC,THE FEDERALRESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in U.S. markets. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT
  PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                      0.85
DISTRIBUTION (RULE 12b-1) FEES                       NONE
SHAREHOLDER SERVICE FEES                             0.10
OTHER EXPENSES(2)                                    0.30
------------------------------------------------------------
TOTAL OPERATING EXPENSES                             1.25
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)             (0.25)
------------------------------------------------------------
NET EXPENSE(3)                                       1.00
------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN
    BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                                      1 YEAR      3 YEARS
---------------------------------------------------------------------------
YOUR COST($)
(WITH OR WITHOUT REDEMPTION)                            102         372
---------------------------------------------------------------------------

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund does not look to underweight or overweight industries.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding equities that appear overvalued. Equity securities include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund's investment philosophy, developed by the Fund's adviser, J.P. Morgan Investment Management Inc. (JPMIM), focuses on picking equities while largely avoiding sector or market-timing strategies. The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells equities, using the research and valuation rankings as a basis. In general, the management team buys equities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a change in a stock's price
- potential reward compared to potential risk
- temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC,THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By owning a large number of equities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.98%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998              31.82%
1999              17.39%
2000              -9.06%
----------------------------

-----------------------------------------------------
BEST QUARTER                                   22.98%
-----------------------------------------------------
                                    4th quarter, 1998
-----------------------------------------------------
WORST QUARTER                                 -10.05%
-----------------------------------------------------
                                    3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR   LIFE OF FUND
INSTITUTIONAL CLASS SHARES            -9.06         16.17
-----------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)           -9.11         15.79
-----------------------------------------------------------------

(1)THE FUND COMMENCED OPERATIONS ON 1/30/97, AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 1/31/97.

(2)THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                             0.35
DISTRIBUTION (RULE 12b-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.10
OTHER EXPENSES(1)                           0.24
----------------------------------------------------
TOTAL OPERATING EXPENSES                    0.69

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.14)
----------------------------------------------------
NET EXPENSES(2)                             0.55
----------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF AVERAGE DAILY NET ASSETS THROUGH 9/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and
- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                               1 YEAR      3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    56          176        340         817
-----------------------------------------------------------------------------

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 30-35.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. at the time of purchase, including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
  - WANT TO EMPHASIZE AFTER TAX RETURN
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
  - ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Institutional Class Shares for the last calendar year. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.61%.

YEAR-BY-YEAR TOTAL RETURN (1),(2)
[CHART]

2000                             5.17%
-------------------------------------

--------------------------------------
BEST QUARTER                     1.73%
--------------------------------------
                    4th quarter, 2000
--------------------------------------
WORST QUARTER                    1.07%
--------------------------------------
                    2nd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2001(1)

                                         PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                  5.17          4.41
--------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY
BILL INDEX (NO EXPENSES)                    6.18          5.74
--------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/99.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                             0.25
 DISTRIBUTION (RULE 12b-1) FEES              NONE
 SHAREHOLDER SERVICE FEES                    0.10
 OTHER EXPENSES(1)                           0.25
----------------------------------------------------
 TOTAL OPERATING EXPENSES                    0.60
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.35)
----------------------------------------------------
 NET EXPENSES (2)                            0.25
----------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF AVERAGE DAILY NET ASSETS THROUGH 09/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and
- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
  YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   26         80          225         644
-----------------------------------------------------------------------------

JPMORGAN TAX AWARE U.S.EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market over reactions.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC,THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS O REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's Institutional Class Shares commenced operations on 9/15/00. Performance for the period before the Institutional Shares were launched is based on the performance of the Fund's Select Class Shares from 12/31/96.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUNDS YEAR-TO-DATE RETURN AS OF 6/30/01 WAS -7.71%
[CHART]
YEAR-BY-YEAR RETURNS(1),(2)

1997              30.32%
1998              31.18%
1999              18.31%
2000              -5.57%

---------------------------------------------------
BEST QUARTER                                 21.64%
---------------------------------------------------
                                  4th quarter, 1998
---------------------------------------------------
WORST QUARTER                                -8.86%
---------------------------------------------------
                                  3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2001(1)

                                PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES         -5.57        17.56
------------------------------------------------------------
 S&P 500 INDEX (NO EXPENSES)        -9.11        17.20
------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/18/96.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                     0.45
 DISTRIBUTION (RULE 12b-1) FEES                      NONE
 SHAREHOLDER SERVICE FEES                            0.10
 OTHER EXPENSES(1)                                   0.40
-------------------------------------------------------------
 TOTAL OPERATING EXPENSES                            0.95
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)            (0.25)
-------------------------------------------------------------
 NET EXPENSES(2)                                     0.70
-------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 09/07/04.

EXAMPLE This example helps you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)
 (WITH OR WITHOUT REDEMPTION)   72         224         448         1,094
-----------------------------------------------------------------------------

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots;
  and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, the adviser was paid management fees (net of waivers) expressed as a percentage of net assets as follows:

                         FISCAL
 FUND                   YEAR END     %
----------------------------------------------
 FLEMING TAX AWARE        10/31    0.85
 INTERNATIONAL
 OPPORTUNITIES FUND
----------------------------------------------
 TAX AWARE DISCIPLINED    10/31    0.35
 EQUITY FUND
----------------------------------------------
 TAX AWARE ENHANCED       10/31    0.25
 INCOME FUND
----------------------------------------------
 TAX AWARE                10/31    0.45
 U.S. EQUITY FUND
----------------------------------------------

PORTFOLIO MANAGERS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, Managing Director, who has been an international equity portfolio manager since 1977 and employed by the adviser since 1984; Nigel F. Emmett, Vice President, who has been on the International Equity team since joining JPMorgan Chase (or one of its predecessors) in August of 1997; and by Jenny C. Sicat, Vice President, who joined the International Equity team in August of 2000 and has been at JPMorgan Chase (or one of its predecessors) since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

TAX AWARE DISCIPLINED EQUITY FUND

The portfolio management team is led by Frederic A. Nelson, Managing Director, and Robin B. Chance, Vice President. Mr. Nelson has been on the team since the fund's inception in January of 1997 and at JPMorgan Chase (or one of its predecessors) since May 1994. Ms. Chance has been at J.P. Morgan since 1987. Prior to managing this fund, both were responsible for structured equity strategies.

TAX AWARE ENHANCED INCOME FUND

The portfolio management team is led by Benjamin Thompson, Vice President, who joined the team in June of 1999 and Abigail J. Feder, Vice President, who joined JPMorgan Chase (or one of its predecessors) in April of 2000 from Morgan Stanley Dean Witter

Investment Management where she managed short term fixed income portfolios. Prior to joining JPMorgan Chase (or one of its predecessors), Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, Vice President, and Louise Sclafani, Vice President. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE FUNDS' ADMINISTRATOR

Either The Chase Manhattan Bank or Morgan Guaranty Trust Company of New York (each an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Chase Funds Complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhatten Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class shares held by investors serviced by the shareholder servicing agent.

The adviser and/or distibutor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Funds Distributors Inc. (JPMFD), is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensation for selling Fund shares may recieve a different amount for each class.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Fleming Tax Aware International Opportunities Fund typically pays ordinary income dividends once per year. The Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically pay ordinary income dividends four times a year. The Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of Fleming Tax Aware International Opportunities Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

This page intentionally left blank.

INVESTMENTS-TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     ++ Permitted - BOLD
     -- Permitted, but not typically used

           PRINCIPAL TYPES OF RISK

  credit, interest rate, market, prepayment                                     ++

  credit, currency, liquidity, political                                        ++(1)

  credit, currency, interest rate, liquidity, market, political                 ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, environmental, extension, interest rate, liquidity, market,
  natural event, political, prepayment, valuation                               --

  credit, currency, extension, interest rate, leverage, market, political,
  prepayment                                                                    ++(1)

  credit, currency, extension, interest rate, leverage, liquidity, market,
  political, prepayment                                                         --(1),(2)

  credit, currency, extension, interest rate, liquidity, political, prepayment  ++

  credit, interest rate, liquidity, market, valuation                           ++

  credit, environmental, interest rate, liquidity, market, natural event,
  prepayment, valuation                                                         ++

  credit                                                                        ++

  credit                                                                        --(2)

  credit, currency, interest rate, market, political                            ++(1)

  credit, currency, interest rate, leverage, market, political                  ++

  credit, interest rate, market, natural event, political                       ++

  interest rate                                                                 ++

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Funds' assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
-  A Fund could underperform its                -  A Fund could outperform its          -  The adviser focuses its active
   benchmark due to its securities              benchmark due to these same                management on securities
   and asset allocation choices                 choices                                    selection, the area where it
                                                                                           believes its commitment to
                                                                                           research can most enhance
                                                                                           returns
MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL
OPPORTUNITIES FUND
-  The Fund's share price and                   -  Stocks have generally                -  Under normal circumstances, the
   performance will fluctuate in                   outperformed more stable                Fund plans to remain fully
   response to stock market                        investments (such as bonds and          invested, with at least 65% in
   movements                                       cash equivalents) over the long         equities; equity investments may
-  The Fund could lose money                       term                                    include convertible securities,
   because of foreign government                -  Foreign investments, which              preferred stocks, depositary
   actions, political instability,                 represent a major portion of the        receipts (such as American
   or lack of adequate and/or                      world's securities, offer               Depositary Receipts (ADRs) and
   accurate information                            attractive potential performance        European Depositary Receipts
-  Investment risks tend to be                     and opportunities for                   (EDRs), trust or partnership
   higher in emerging markets.                     diversification                         interests, warrants, rights, and
   These markets also present                   -  Emerging markets can offer              investment company securities
   higher liquidity and valuation                  higher returns                       -  The Fund seeks to limit risk and
   risks                                                                                   enhance performance through
-  Adverse market conditions may                                                           active management and
   from time to time cause the Fund                                                        diversification
   to take temporary defensive                                                          -  During severe market downturns,
   positions that are inconsistent                                                         the Fund has the option of
   with its principal investment                                                           investing up to 100% of assets
   strategies and may hinder the                                                           in investment-grade short-term
   Fund from achieving its                                                                 securities
   investment objective

TAX AWARE DISCIPLINED EQUITY AND TAX
AWARE U.S.EQUITY FUNDS
-  The Fund's share price and                   -  Stocks have generally                -  Under normal circumstances the
   performance will fluctuate in                   outperformed more stable                Funds plan to remain fully
   response to stock market                        investments (such as bonds and          invested, with at least 65% in
   movements                                       cash equivalents) over the long         stocks; stock investments may
-  Adverse market conditions may                   term                                    include U.S. and foreign common
   from time to time cause the Fund                                                        stocks, convertible securities,
   to take temporary defensive                                                             preferred stocks, trust or
   positions that are inconsistent                                                         partnership interests, warrant
   with its principal investment                                                           rights, and investment company
   strategies and may hinder the                                                           securities
   Fund from achieving its                                                              -  The Funds seek to limit risk
   investment objective                                                                    through active management and
                                                                                           diversification
                                                                                        -  During severe market downturns,
                                                                                           the Funds have the option of
                                                                                           investing up to 100% of its
                                                                                           assets in investment-grade
                                                                                           short-term securities


POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS CONTINUED
TAX AWARE ENHANCED INCOME FUND
-  The Fund's share price, yield,               -  Bonds have generally                 -  Under normal circumstances the
   and total return will fluctuate                 outperformed money market               Fund plans to remain fully
   in response to bond market                      investments over the long term,         invested in bonds and other
   movements                                       with less risk than stocks              fixed income securities
-  The value of most bonds will                 -  Most bonds will rise in value        -  The Fund seeks to limit risk and
   fall when interest rates rise;                  when interest rates fall                enhance after tax yields through
   the longer a bond's maturity and             -  Mortgage-backed and asset-backed        careful management, sector
   the lower its credit quality,                   securities can offer attractive         allocation, individual
   the more its value typically                    returns                                 securities selection, and
   falls                                                                                   duration management
-  Adverse market conditions may                                                        -  During severe market downturns,
   from time to time cause the Fund                                                        the Fund has the option of
   to take temporary defensive                                                             investing up to 100% of assets
   positions that are inconsistent                                                         in high quality short-term
   with its principal investment                                                           securities
   strategies and may hinder the                                                        -  The adviser monitors interest
   Fund from achieving its                                                                 rate trends, as well as
   investment objective                                                                    geographic and demographic
-  Mortgage-backed and asset-backed                                                        information related to
   securities (securities                                                                  mortgage-backed securities and
   representing an interest in, or                                                         mortgage prepayments
   secured by, a pool of mortgages
   or other assets such as
   receivables) could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later
   than anticipated

FOREIGN CURRENCIES
-  Currency exchange rate movements             -  Favorable exchange rate              -  The Funds actively manage the
   could reduce gains or create                    movements could generate gains          currency exposure of its foreign
   losses                                          or reduce losses                        investments and may hedge a
-  Currency risks tend to be higher                                                        portion of its foreign currency
   in emerging markets                                                                     exposure into the U.S. dollar or
                                                                                           other currencies which the
                                                                                           adviser deems more attractive
                                                                                           (see also "Derivatives")

SECURITIES LENDING
-  When a Fund lends a security,                -  A Fund may enhance income            -  The adviser maintains a list of
   there is a risk that the loaned                 through the investment of the           approved borrowers
   securities may not be returned                  collateral received from the         -  A Fund receives collateral equal
   if the borrower defaults                        borrower                                to at least 100% of the current
-  The collateral will be subject                                                          value of securities loaned
   to the risks of the securities                                                       -  The lending agents indemnify a
   in which it is invested                                                                 Fund against borrower default.
                                                                                        -  The adviser's collateral
                                                                                           investment guidelines limit the
                                                                                           quality and duration of
                                                                                           collateral investment to
                                                                                           minimize losses.
                                                                                        -  Upon recall, the borrower must
                                                                                           return the securities loaned
                                                                                           within the normal settlement
                                                                                           period

POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES
-  Derivatives such as futures,                 -  Hedges that correlate well with      -  The Funds use derivatives, such
   options, swaps and forward                      underlying positions can reduce         as futures, options, swaps, and
   foreign currency contracts(1)                   or eliminate losses at low cost         forward foreign currency
   that are used for hedging the                -  A Fund could make money and             contracts, for hedging and tax
   portfolio or specific securities                protect against losses if the           and risk management purposes
   may not fully offset the                        investment analysis proves              (i.e., to establish or adjust
   underlying positions and this                   correct                                 exposure to particular
   could result in losses to a Fund             -  Derivatives that involve                securities, markets or
   that would not have otherwise                   leverage could generate                 currencies)
   occurred                                        substantial gains at low cost        -  The Funds only establish hedges
-  Derivatives used for risk                                                               that they expect will be highly
   management may not have the                                                            correlated with underlying positions
   intended effects and may result                                                      -  While the Funds may use
   in losses or missed                                                                     derivatives that incidentally
   opportunities                                                                           involve leverage, they do not
-  The counterparty to a                                                                   use them for the specific
   derivatives contract could                                                              purpose of leveraging their
   default                                                                                 portfolios
-  Derivatives that involve leverage
   could magnify losses
-  Certain types of derivatives
   involve costs to the Funds which
   can reduce returns
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses

ILLIQUID HOLDINGS
-  A Fund could have difficulty                 -  These holdings may offer more        -  No Fund may invest more than 15%
   valuing these holdings precisely                attractive yields or potential          of its net assets in illiquid
-  A Fund could be unable to sell                  growth than comparable widely           holdings
   these holdings at the time or                   traded securities                    -  To maintain adequate liquidity,
   price it desires                                                                        each Fund may hold
                                                                                           investment-grade short-term
                                                                                           securities and may borrow
                                                                                           (including repurchase agreements
                                                                                           and reverse repurchase
                                                                                           agreements) from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When a Fund buys securities                  -  A Fund can take advantage of         -  Each Fund segregates liquid
   before issue or for delayed                     attractive transaction                  assets to offset leverage risk
   delivery, it could be exposed to                opportunities
   leverage risk if it does not
   segregate liquid assets

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                 POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
SHORT-TERM TRADING
-  Increased trading could raise a              -  A Fund could realize gains in a      -  The Funds will generally avoid
   Fund's brokerage and related                    short period of time                    short-term trading, except to
   cost                                         -  A Fund could protect against            take advantage of attractive or
-  Increased short-term capital                    losses if a stock is overvalued         unexpected opportunities or to
   gains distributions could raise                 and its value later falls               meet demands generated by
   shareholders' income tax                                                                shareholder activity
   liability                                                                            -  The Funds' Portfolio Turnover
                                                                                           Rate for the most recent fiscal
                                                                                           year is listed below:
                                                                                           Tax Aware Disciplined Equity Fund: 21%
                                                                                           (for the recent semi-annual period)
                                                                                           Tax Aware Enhanced Income Fund: 97%
                                                                                           (for the recent semi-annual period)
                                                                                           Tax Aware U.S. Equity Fund: 10%
                                                                                           (for the recent semi-annual period)

CEDIT QUALITY-TAX AWARE ENHANCED INCOME FUND
-  The default of an issuer would               -  Investment-grade bonds have a        -  The Fund maintains its own
   leave the Fund with unpaid                      lower risk of default                   policies for balancing credit
   interest or principal                                                                   quality against potential yields
                                                                                           and gains in light of its
                                                                                           investment goals
                                                                                        -  The adviser develops its own
                                                                                           ratings of unrated securities
                                                                                           and makes a credit quality
                                                                                           determination for unrated
                                                                                           securities

FOREIGN INVESTMENTS - TAX AWARE
DISCIPLINED EQUITY AND TAX AWARE
U.S. EQUITY FUNDS
-  Currency exchange rate movements             -  Favorable exchange rate              -  Each Fund anticipates that its
   could reduce gains or create                    movements could generate gains          total foreign investments will
   losses                                          or reduce losses                        not exceed 20% of assets
-  A Fund could lose money because              -  Foreign investments, which           -  Each Fund actively manages the
   of foreign government actions,                  represent a major portion of the        currency exposure of its foreign
   political instability, or lack                  world's securities, offer               investments relative to its
   of adequate and accurate                        attractive potential performance        benchmark, and may hedge back
   information                                     and opportunities for                   into the U.S. dollar from time
                                                   diversification                         to time (see also "Derivatives")


FOREIGN INVESTMENTS - TAX AWARE
ENHANCED INCOME FUND
-  The Fund could lose money                    -  Foreign bonds, which represent a     -  Foreign bonds may be a
   because of foreign government                   major portion of the world's            significant investment (25% of
   actions, political instability,                 fixed income securities, offer          assets) for the Fund
   or lack of adequate and accurate                attractive potential performance     -  To the extent that the Fund
   information                                     and opportunities for                   invests in foreign bonds, it
-  Currency exchange rate movements                diversification                         will hedge its currency exposure
   could reduce gains or create                 -  Favorable exchange rate                 into the U.S. dollar (see also
   losses                                          movements could generate gains          "Derivatives")
                                                   or reduce losses


FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND

                                                                                                                      FOR THE PERIOD
                                                                                                                         JANUARY 30,
                                                                FOR THE SIX      FOR THE        FOR THE      FOR THE         1997(1)
                                                               MONTHS ENDED  YEARS ENDED    YEARS ENDED  YEARS ENDED         THROUGH
                                                             APRIL 30, 2001  OCTOBER 31,    OCTOBER 31,  OCTOBER 31,     OCTOBER 31,
                                                                (UNAUDITED)         2000          1999          1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                   $  18.87     $  18.19     $  14.71      $  12.08      $  10.00
------------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations

     Net investment income                                           0.06         0.15         0.15          0.11          0.06

     Net realized and unrealized gain (loss) on investments         (2.06)        0.68         3.48          2.68          2.02
                                                                 ---------    --------     ---------     --------      --------
     Total from investment operations                               (2.00)        0.83         3.63          2.79          2.08

  Less distributions to shareholders from net investment income     (0.06)       (0.15)       (0.15)        (0.16)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period                         $  16.81     $  18.87     $  18.19      $  14.71      $  12.08
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (10.61)%       4.54%       24.72%        23.26%        20.80%
====================================================================================================================================
Net Assets, End of Period (in thousands)                         $388,299     $477,556     $340,812      $ 90,079      $ 12,026
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(2)
------------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                          0.55%        0.55%        0.55%         0.55%         0.55%
------------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                             0.71%        0.78%        0.94%         0.97%         1.19%
-------------------------------------------------------------------------------------------------------------------------------
   Expenses without Reimbursement                                    0.59%        0.59%        0.65%         1.02%         4.59%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                21%          51%          40%           57%           35%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Short periods have been annualized.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                                                                                    FOR THE PERIOD
                                                                             FOR THE SIX                            APRIL 16, 1999
                                                                            MONTHS ENDED           FOR THE        (COMMENCEMENT OF
                                                                          APRIL 30, 2001        YEAR ENDED     OPERATIONS) THROUGH
                                                                             (UNAUDITED)  OCTOBER 31, 2000     OCTOBER 31, 1999(1)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                              $     1.99      $    1.99            $    2.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations

     Net investment income                                                        0.04           0.09                 0.04

     Net realized and unrealized gain (loss) on investments                       0.01           0.00(2)             (0.01)
                                                                            ----------      ----------            ----------
     Total from investment operations                                             0.05           0.09                 0.03

   Less distributions to shareholders from net investment income                 (0.04)         (0.09)               (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period                                    $     2.00      $    1.99            $    1.99
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      2.75%          4.55%                1.57%
===============================================================================================================================
Net assets, end of period (in thousands)                                    $  395,346      $ 298,901            $ 354,823
-------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS(3)
-------------------------------------------------------------------------------------------------------------------------------
   Net expenses (excluding dividend expense)                                      0.25%          0.25%                0.25%
-------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                          4.42%          4.43%                4.01%
-------------------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursement (including dividend expense)                    0.46%          0.50%                0.57%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                  97%           172%                  69%
-------------------------------------------------------------------------------------------------------------------------------

(1) The figures have been adjusted to reflect a stock split that occurred on July 27, 1999. (7.50251256 to 1)
(2) Less than $0.005.
(3) Short periods have been annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                                         FOR THE       FOR THE PERIOD
                                                                                      SIX MONTHS        SEPTEMBER 15,
                                                                                           ENDED              2000(1)
                                                                                  APRIL 30, 2001              THROUGH
                                                                                     (UNAUDITED)     OCTOBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                                       $  14.73             $   15.00
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations
     Net investment income (Loss)                                                        0.04(2)             0.01(2)
     Net realized and unrealized gain (loss) on investments                             (1.94)                (0.28)
                                                                                        ------                ------
     Total From Investment Operations                                                   (1.90)                (0.27)
   Less distributions to shareholders from net investment income                        (0.07)                    -
-----------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period                                             $  12.76             $   14.73
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                           (12.93)%               (1.80)%
=======================================================================================================================
Net Assets, End of Period (in thousands)                                             $  5,639                      -(4)
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS(3)
-----------------------------------------------------------------------------------------------------------------------
   Expenses                                                                              0.70%                 0.70%
-----------------------------------------------------------------------------------------------------------------------
   Net Investment Income                                                                 0.63%                 0.51%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without Reimbursement                                                        0.70%                 0.85%
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                    10%                   15%
-----------------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations
(2)  Based on average number of shares outstanding throughout the period.
(3)  Short periods have been annualized.
(4)  Net Assets were $221 at October 31, 2000.

This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request.

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a siginificant effect on the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS

SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

                 JPMORGAN FUNDS FULFILLMENT CENTER
                           393 MANLEY ST.
                  WEST BRIDGEWATER, MA 02379-1039

       The Investment Company Act File Nos. for JPMorgan Fleming Tax Aware International Opportunities Fund is 811-5151, for the JPMorgan Tax Aware
Disciplined Equity Fund, JPMorgan Enhanced Income Fund, and JPMorgan Tax
                    Aware U.S. Equity Fund is 811-7795.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-TAI-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX AWARE FUNDS

SELECT CLASS SHARES


TAX AWARE ENHANCED INCOME FUND

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S.EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Tax Aware Enhanced Income Fund                           1

Tax Aware Small Company Opportunities Fund               6

Tax Aware U.S. Equity Fund                               9

Tax Aware Investing                                     13

The Funds' Management and Administration                14

How Your Account Works                                  16

  Buying Fund Shares                                    16

  Selling Fund Shares                                   17

  Exchanging Fund Shares                                17

  Other Information Concerning The Funds                18

  Distributions and Taxes                               18

Investments                                             20

Risk and Reward Elements                                22

Financial Highlights                                    25
How to Reach Us                                 Back cover

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 20-24.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current after tax income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. at the time of purchase, including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

    INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset-backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. The Fund may use interest rate swaps, futures contracts and options to help manage duration. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

    WHO MAY WANT TO INVEST

    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
    - WANT TO EMPHASIZE AFTER TAX RETURN
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
    - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
    - ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Select Class Shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The Fund's Select Class Shares commenced operations on 5/6/99. Performance for the period before the Select Class Shares were launched is based on the performance of the Fund's Institutional Class Shares. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.48%.

YEAR-BY-YEAR TOTAL RETURN(1),(2)

[CHART]

2000             4.91%

--------------------------------------
BEST QUARTER                 1.67%
--------------------------------------
                 4th quarter, 2000
--------------------------------------
WORST QUARTER                1.00%
--------------------------------------
                 2nd quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                             PAST 1 YEAR   LIFE OF FUND(1)
--------------------------------------------------------------------------
SELECT CLASS SHARES                             4.91          4.13
--------------------------------------------------------------------------
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL
INDEX (NO EXPENSES)                             6.18          5.74
--------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT OPERATION OF THE FUND SINCE 4/30/99.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                          0.25
DISTRIBUTION (RULE 12b-1) FEES                           None
SHAREHOLDER SERVICE FEES                                 0.25
OTHER EXPENSES(1)                                        0.27
--------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 0.77
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.27)
--------------------------------------------------------------
NET EXPENSES(2)                                          0.50
--------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.50% OF THE SELECT CLASS SHARES AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                  1 YEAR     3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      51         160          344         874
------------------------------------------------------------------------------

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 20-24.

THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in common stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the Fund's adviser, J.P.Morgan Investment Management Inc. (JPMIM), combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential. The adviser's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock markets. Fund performance also will depend on the effectiveness of the research and the adviser's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium-or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your taxable income, but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    - ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
    - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE(1)

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                 0.85
DISTRIBUTION (RULE 12b-1) FEES                  None
SHAREHOLDER SERVICE FEES                        0.25
OTHER EXPENSES(2)                               0.27
-----------------------------------------------------
TOTAL OPERATING EXPENSES                        1.37
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)        (0.02)
-----------------------------------------------------
NET EXPENSES(3)                                 1.35
-----------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSE SOF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.35% OF THE SELECT CLASS SHARES AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter. This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                             1 YEAR      3 YEARS     5 YEARS       10 YEARS
-----------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION) 137         428         744           1,641
-----------------------------------------------------------------------------

JPMORGAN TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 20-24.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling equity securities that appear overvalued.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

    BEFORE YOU INVEST
    INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
    - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
    - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc.(JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

RESEARCH. The adviser takes an indepth look at company prospects over a relatively long period often as much as five years rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the adviser's stock picking decisions.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

    WHO MAY WANT TO INVEST
    THE FUND IS DESIGNED FOR INVESTORS WHO:
    - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
    - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
    - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
    - ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
    THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
    - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
    - REQUIRE  REGULAR INCOME OR STABILITY OF PRINCIPAL
    - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

    - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -7.74%.

YEAR-BY-YEAR TOTAL RETURNS(1),(2)
[CHART]

1997                         30.32%
1998                         31.18%
1999                         18.31%
2000                         -5.15%

------------------------------------------------
BEST QUARTER                             21.64%
------------------------------------------------
                             4th quarter, 1998
------------------------------------------------
WORST QUARTER                            -8.86%
------------------------------------------------
                             3rd quarter, 1998
------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                               PAST 1 YEAR    LIFE OF FUND
----------------------------------------------------------
SELECT CLASS SHARES            -5.15          17.69
S&P 500 INDEX (NO EXPENSES)    -9.11          17.20
----------------------------------------------------------

 (1) THE FUND COMMENCED OPERATIONS ON 12/18/96 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 12/31/96.

 (2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR THE SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
MANAGEMENT FEES                                0.45
DISTRIBUTION (RULE 12b-1) FEES                 None
SHAREHOLDER SERVICE FEES                       0.25
OTHER EXPENSES(1)                              0.25
--------------------------------------------------------
TOTAL OPERATING EXPENSES                       0.95
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)       (0.11)
--------------------------------------------------------
NET EXPENSES(2)                                0.84
--------------------------------------------------------

 (1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

 (2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.84% OF THE SELECT CLASS SHARES AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE This example helps you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)  86          268         492         1,135
-------------------------------------------------------------------------------

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempt to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund - and other shareholders - from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Tax Aware Enhanced Income Fund, Tax Aware Small Company Opportunities Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees (net of waivers) for investment advisory services, shown as a percentage of average daily net assets:

                              FISCAL
FUND                          YEAR END      %
--------------------------------------------------
Tax Aware Enhanced            10/31       0.25
Income Fund
--------------------------------------------------
Tax Aware Small               10/31       0.85
Company Opportunities
Fund
--------------------------------------------------
Tax Aware                     10/31       0.45
U.S. Equity Fund
--------------------------------------------------

PORTFOLIO MANAGERS

TAX AWARE ENHANCED INCOME FUND
The portfolio management team is led by Benjamin Thompson, Vice President, who joined the team in June of 1999 and Abigail J. Feder, Vice President, who joined JPMorgan Chase (or one of its predecessors) in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining JPMorgan Chase (or one of its predecessors), Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, Saira Durcanin, Vice President and CFA, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMorgan Chase (or one of its predecessors) since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and serveral institutional portfolios. Ms. Duncanin has been with JPMorgan Chase (or one of its predecessors) since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan Chase (or one of its predecessors) since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S.EQUITY FUND

The portfolio management team is led by Terry E. Banet, Vice President, and Louise Sclafani, Vice President. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan Chase (or one of its predecessors) since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

THE  FUNDS'ADMINISTRATOR

Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

YOU CAN BUY SHARES IN TWO WAYS:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Shares are available on any business day the New York Stock Exchange is open.
If we receive your order by the close of regular trading on the New York
Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.
All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold Select Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center

P. O. Box 219392
Kansas City, MO 64121-9392

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Tax Aware U.S. Equity Fund typically pays ordinary income dividends four times a year. The Tax Aware Enhanced Income Fund typically declares ordinary income dividends daily and pays them monthly. The Tax Aware Small Company Opportunities Fund typically pays income dividends semi-annually. Capital gains, if any, are distributed once a year by each Fund. Each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholdings.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

FIXED INCOME INVESTMENTS - TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX  EXEMPT  MUNICIPAL  SECURITIES  Securities,   generally  issued  as  general
obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

     ++  Permitted - BOLD

     --  Permitted, but not typically used

           PRINCIPAL TYPES OF RISK
  credit, interest rate, market, prepayment                                     ++

  credit, currency, liquidity, political                                        ++(1)

  credit, currency, interest rate, liquidity, market, political                 ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

  credit, environmental, extension, interest rate, liquidity, market,
  natural event, political, prepayment, valuation                               --

  credit, currency, extension, interest rate, leverage, market, political,
  prepayment                                                                    ++(1)

  credit, currency, extension, interest rate, leverage, liquidity, market,
  political, prepayment                                                         --(1),(2)

  credit, currency, extension, interest rate, liquidity, political, prepayment  ++

  credit, interest rate, liquidity, market, valuation                           ++

  credit, environmental, interest rate, liquidity, market, natural event,
  prepayment, valuation                                                         ++

  credit                                                                        ++

  credit                                                                        --(2)

  credit, currency, interest rate, market, political                            ++(1)

  credit, currency, interest rate, leverage, market, political                  ++

  credit, interest rate, market, natural event, political                       ++

  interest rate                                                                 ++

  credit, currency, interest rate, liquidity, market, political, valuation      ++(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  1 All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

  2 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments,including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its               - A Fund could outperform its             - The adviser focuses its active
  benchmark due to its securities               benchmark due to these same               management on securities
  and asset allocation choices                  choices                                   selection, the area where it
                                                                                          believes its commitment to
                                                                                          research can most enhance returns
MARKET CONDITIONS

TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S.EQUITY FUNDS
- The Fund's share price and                  - Stocks have generally                   - Under normal circumstances the
  performance will fluctuate in                 outperformed more stable                  Funds plan to remain fully
  response to stock market                      investments (such as bonds and            invested, with at least 65% in
  movements                                     cash equivalents) over the long           stocks; stock investments may
- Adverse market conditions may                 term                                      include U.S. and foreign common
  from time to time cause the Funds                                                       stocks, convertible securities,
  to take temporary defensive                                                             preferred stocks, trust or
  positions that are inconsistent                                                         partnership interests, warrant
  with its principal investment                                                           rights, and investment company
  strategies and may hinder the                                                           securities
  Funds from achieving its                                                              - The Funds seek to limit risk
  investment objective                                                                    through active management and
                                                                                          diversification
                                                                                        - During severe market downturns,
                                                                                          the Funds have the option of
                                                                                          investing up to 100% of assets in
                                                                                          investment-grade short-term
                                                                                          securities
TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield,              - Bonds have generally outperformed       - Under normal circumstances the
  and total return will fluctuate               money market investments over the         Fund plans to remain fully
  in response to bond market                    long term, with less risk than            invested in bonds and other fixed
  movements                                     stocks                                    income securities
- The value of most bonds will fall           - Most bonds will rise in value           - The Fund seeks to limit risk and
  when interest rates rise; the                 when interest rates fall                  enhance after tax yields through
  longer a bond's maturity and the            - Mortgage-backed and asset-backed          careful management, sector
  lower its credit quality, the                 securities can offer attractive           allocation, individual securities
  more its value typically falls                returns                                   selection, and duration
- Adverse market conditions may                                                           management
  from time to time cause the Fund                                                      - During severe market downturns,
  to take temporary defensive                                                             the Fund has the option of
  positions that are inconsistent                                                         investing up to 100% of assets in
  with its principal investment                                                           high quality short-term
  strategies and may hinder the                                                           securities
  Fund from achieving its                                                               - The adviser monitors interest
  investment objective                                                                    rate trends, as well as
- Mortgage-backed and asset-backed                                                        geographic and demographic
  securities (securities                                                                  information related to
  representing an interest in, or                                                         mortgage-backed securities and
  secured by, a pool of mortgages                                                         mortgage prepayments
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

POTENTIAL RISKS                               POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN CURRENCIES
- Currency exchange rate movements            - Favorable exchange rate movements       - The Funds actively manage the
  could reduce gains or create                  could generate gains or reduce            currency exposure of its foreign
  losses.                                       losses Securities lending                 investments and may hedge a
- Currency risks tend to be higher                                                        portion of its foreign currency
  in emerging markets                                                                     exposure into the U.S. dollar or
                                                                                          other currencies which the
                                                                                          adviser deems more attractive
                                                                                          (see also "Derivatives")
---------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security,               - A Fund may enhance income through       - The adviser maintains a list of
  there is a risk that the loaned               the investment of the collateral          approved borrowers
  securities may not be returned if             received from the borrower              - A Fund receives collateral equal
  the borrower defaults                                                                   to at least 100% of the current
- The collateral will be subject to                                                       value of securities loaned
  the risks of the securities in                                                        - The lending agents indemnify a
  which it is invested                                                                    Fund against borrower default
                                                                                        - The adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period
---------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
- The default of an issuer would              - Investment-grade bonds have a           - The Fund maintains its own
  leave the Fund with unpaid                    lower risk of default                     policies for balancing credit
  interest or principal                                                                   quality against potential yields
                                                                                          and gains in light of its
                                                                                          investment goals
                                                                                        - The adviser develops its own
                                                                                          ratings of unrated securities and
                                                                                          makes a credit quality
                                                                                          determination for unrated
                                                                                          securities
FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANIES OPPORTUNITIES AND TAX AWARE U.S.EQUITY FUNDS
- Currency exchange rate movements            - Favorable exchange rate movements       - Each Fund anticipates that its
  could reduce gains or create                  could generate gains or reduce            total foreign investments will
  losses                                        losses                                    not exceed 20% of total assets
- A Fund could lose money because             - Foreign investments, which              - Each Fund actively manages the
  of foreign government actions,                represent a major portion of the          currency exposure of its foreign
  political instability, or lack of             world's securities, offer                 investments relative to its
  adequate and accurate information             attractive potential performance          benchmark, and may hedge back
                                                and opportunities for                     into the U.S. dollar from time to
                                                diversification                           time (see also "Derivatives")
FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
- The Fund could lose money because           - Foreign bonds, which represent a        - Foreign bonds may be a
  of foreign government actions,                major portion of the world's              significant investment (in 25% of
  political instability, or lack of             fixed income securities, offer            total assets) for the Fund
  adequate and accurate information             attractive potential performance        - To the extent that the Fund
- Currency exchange rate movements              and opportunities for                     invests in foreign bonds, it will
  could reduce gains or create                  diversification                           hedge its currency exposure into
  losses                                      - Favorable exchange rate movements         the U.S. dollar (see also
                                                could generate gains or reduce            "Derivatives")
                                                losses

POTENTIAL RISKS                               POTENTIAL REWARDS                         POLICIES TO BALANCE RISKAND REWARD
DERIVATIVES
- Derivatives such as futures,                - Hedges that correlate well with         - The Funds use derivatives, such
  options, swaps and forward                    underlying positions can reduce           as futures, options, swaps, and
  foreign currency contracts(1)                 or eliminate losses at low cost           forward foreign currency
  that are used for hedging the               - A Fund could make money and               contracts, for hedging and tax
  portfolio or specific securities              protect against losses if the             and risk management purposes
  may not fully offset the                      investment analysis proves                (i.e., to establish or adjust
  underlying positions and this                 correct                                   exposure to particular
  could result in losses to a Fund            - Derivatives that involve leverage         securities, markets or
  that would not have otherwise                 could generate substantial gains          currencies)
  occurred                                      at low cost                             - The Funds only establish hedges
- Derivatives used for risk                                                               that they expect will be highly
  management may not have the                                                             correlated with underlying
  intended effects and may result                                                         positions
  in losses or missed opportunities                                                     - While the Funds may use
- The counterparty to a derivatives                                                       derivatives that incidentally
  contract could default                                                                  involve leverage, they do not use
- Derivatives that involve leverage                                                       them for the specific purpose of
  could magnify losses                                                                    leveraging their portfolios
- Certain types of derivatives
  involve costs to the Funds which
  can reduce returns
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses
ILLIQUID HOLDINGS
- A Fund could have difficulty                - These holdings may offer more           - No Fund may invest more than 15%
  valuing these holdings precisely              attractive yields or potential            of its net assets in illiquid
- A Fund could be unable to sell                growth than comparable widely             holdings
  these holdings at the time or                 traded securities                       - To maintain adequate liquidity,
  price it desires                                                                        each Fund may hold
                                                                                          investment-grade short-term
                                                                                          securities and may borrow
                                                                                          (including repurchase agreements
                                                                                          and reverse repurchase
                                                                                          agreements) from banks up to 33
                                                                                          1/3% of the value of its total
                                                                                          assets
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities                 - A Fund can take advantage of            - Each Fund segregates liquid
  before issue or for delayed                   attractive transaction                    assets to offset leverage risk
  delivery, it could be exposed to              opportunities
  leverage risk if it does not
  segregate liquid assets
SHORT-TERM TRADING
- Increased trading could raise a             - A Fund could realize gains in a         - The Fund will generally avoid
  Fund's brokerage and related                  short period of time                      short-term trading, except to
  costs                                       - A Fund could protect against              take advantage of attractive or
- Increased short-term capital                  losses if a stock is overvalued           unexpected opportunities or to
  gains distributions could raise               and its value later falls                 meet demands generated by
  shareholders' income tax                                                                shareholder activity
  liability                                                                             - The Funds' portfolio turnover
                                                                                          rate for the most recent fiscal
                                                                                          year is listed below:
                                                                                          Tax Aware Enhanced Income Fund: 97%
                                                                                           (for the most recent semi-annual period)
                                                                                          Tax Aware Small Company Opportunities
                                                                                           Fund: 32% (for the most recent
                                                                                           semi-annual period)
                                                                                          Tax Aware U.S. Equity Fund: 10% (for the
                                                                                           most recent semi-annual period)

1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another.A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                           Six
                                                        Months
                                                         Ended                           5/6/99(1)
                                                       4/30/01     Year Ended             through
PER SHARE OPERATING PERFORMANCE                    (unaudited)       10/31/00          10/31/99(2)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  1.99        $  1.99           $     2.00
--------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                 0.04           0.08                 0.04

    Net realized and unrealized gain (loss) on            0.01           0.00(3)             (0.01)
      investments                                      -------        -------            ---------


  Total from investment operations                        0.05           0.08                 0.03
    Less Distributions to Shareholders from Net          (0.04)         (0.08)               (0.04)
      Investment Income
--------------------------------------------------------------------------------------------------
Net asset value per share, end of period               $  2.00        $  1.99           $     1.99
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                              2.62%          4.29%                1.29%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $43,873        $36,688           $   27,723
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
    Net expenses (excluding dividend expense)(4)          0.50%          0.50%                0.50%
--------------------------------------------------------------------------------------------------
    Net investment income(4)                              4.19%          4.23%                3.75%
--------------------------------------------------------------------------------------------------
    Expenses without reimbursements (including            0.65%          0.67%                0.72%
    dividend expense)(4)
--------------------------------------------------------------------------------------------------
Portfolio turnover                                          97%           172%                  69%
--------------------------------------------------------------------------------------------------

 (1) COMMENCEMENT OF OPERATIONS.
 (2) THE FIGURES HAVE BEEN ADJUSTED TO REFLECT A STOCKSPLIT THAT OCCURRED ON JULY 27, 1999.(7.51256281 TO 1)
 (3) AMOUNT IS LESS THAN $0.005.
 (4) SHORT PERIODS HAVE BEEN ANNUALIZED.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                           2/12/00 (1)
                                                               through
                                                               4/30/01
                                                           (unaudited)
-----------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                $  15.00
-----------------------------------------------------------------------
  Income from Investment Operations

    Net Investment Loss                                          (0.02)(2)

    Net Realized and Unrealized Loss on Investments              (1.00)
                                                              ---------
  Total From Investment Operations                               (1.02)
-----------------------------------------------------------------------
Net Asset Value Per Share, End of Period                      $  13.98
-----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
TOTAL RETURN                                                     (6.80)%
=======================================================================
Net Assets, End of Period (in thousands)                      $214,499
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------
  Expenses(3)                                                     1.34%
-----------------------------------------------------------------------
  Net Investment Income(3)                                       (0.44)%
-----------------------------------------------------------------------
  Expenses without Reimbursement(3)                               1.34%
-----------------------------------------------------------------------
Portfolio Turnover Rate                                             32%
-----------------------------------------------------------------------

 (1) COMMENCEMENT OF OPERATIONS
 (2) BASED ON AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.
 (3) SHORT PERIODS HAVE BEEN ANNUALIZED.

JP MORGAN TAX AWARE U.S. EQUITY FUND

                                                 Six Month
                                              Period Ended                    YEARS ENDED               December 18, 1996(1)
                                                   4/30/01     -----------------------------------------             Through
                                                unaudited)       10/31/00        10/31/99       10/31/98            10/31/97
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of          $   20.51       $  18.73        $  15.19       $  12.57           $   10.00
-----------------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations

     Net Investment Income (Loss)                     0.06(2)        0.09            0.10           0.08                0.06

     Net Realized and Unrealized Gain (Loss) on
       Investments                                   (2.72)          1.77            3.55           2.65                2.52
                                                 ---------       --------        --------       --------           ---------
  Total From Investment Operations                   (2.66)          1.86            3.65           2.73                2.58
     Less Distributions to Shareholders from Net     (0.05)         (0.08)          (0.11)         (0.11)              (0.01)
       Investment Income
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period         $   17.80       $  20.51        $  18.73       $  15.19           $   12.57
-----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (13.00)%         9.96%          24.05%         21.81%              25.83%
=============================================================================================================================
Net Assets, End of Period (in thousands)         $ 243,545       $249,222        $163.075       $ 76,924           $  25,649
-----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
  Expenses(3)                                         0.85%          0.85%           0.85%          0.85%               0.85%
-----------------------------------------------------------------------------------------------------------------------------
  Net Investment Income(3)                            0.54%          0.46%           0.58%          0.63%               0.70%
-----------------------------------------------------------------------------------------------------------------------------
  Expenses without Reimbursement(3)                   0.85%          0.85%           0.90%          1.09%               2.16%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 10%            15%             29%           44%                  23%
-----------------------------------------------------------------------------------------------------------------------------

 (1) COMMENCEMENT OF OPERATIONS
 (2) BASED ON AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.
 (3) SHORT PERIODS HAVE BEEN ANNUALIZED.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

                       JP Morgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Funds' Investment Company Act File No. is 811-7795
       (C)2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-TAS-901 X

PROSPECTUS SEPTEMBER 7, 2001


JPMORGAN TAX AWARE FUND

CLASS B AND CLASS C SHARES


TAX AWARE ENHANCED INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Tax Aware Enhanced Income Fund                                   1
Tax Aware Investing                                              7
The Fund's Management and Administration                         8
How Your Account Works                                           9
  Know Which Classes to Buy                                      9
  About Sales Charges                                            9
  Buying Fund Shares                                            10
  Selling Fund Shares                                           12
  Exchanging Fund Shares                                        13
  Other Information Concerning the Fund                         13
  Distributions and Taxes                                       14
Shareholder Services                                            16
What the Terms Mean                                             17
Investments                                                     18
Risk and Reward Elements                                        20
How to Reach Us                                         Back cover

JPMORGAN TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 18-22.


THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax current income consistent with principal preservation.


THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in municipal securities that the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high after tax current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. The Fund may use interest rate swaps, futures contracts and options to help manage duration.


The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.


Up to 25% of the Fund's total assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. including at least 75% in securities rated A or better. It also may invest in unrated securities of comparable quality.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.


In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for selecting portfolio securities, and duration management.

SECTOR ALLOCATION. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, the adviser establishes the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The adviser closely monitors the Fund and makes tactical adjustments as necessary.

  INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.


Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of the Fund's asset backed and mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund's asset-backed and mortgage related investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

The Fund may use interest rate swaps, futures contracts and options to help manage duration.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.


The Fund's tax aware strategies may reduce your taxable income but will not eliminate it.


Maximizing after-tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME
     INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
   - WANT TO EMPHASIZE AFTER TAX RETURN
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
   - ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance with respect to the Fund's shares. As of the date of this prospectus, Class B and C Shares will be introduced. The bar chart shows the performance of the Fund's shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S.
Treasury Index, an unmanaged index that tracks the performance of the 3-month U.S. Treasury market.

The performance for the period before Class B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and C Shares have higher expenses than Institutional Class Shares. The performance in the bar chart does not reflect the contingent deferred sales load, which is assessed on Class B and C Shares. If the load were reflected, the performance figures would have been lower. The performance in the table for the Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance does not necessarily predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR TO DATE TOTAL RETURN AS OF 6/30/01 WAS 2.61%.

YEAR-BY-YEAR TOTAL RETURN (1),(2),(3)

[CHART]

2000                    5.17%

-----------------------------------------
BEST QUARTER                        1.73%
-----------------------------------------
                        4th quarter, 2000
-----------------------------------------
WORST QUARTER                       1.07%
-----------------------------------------
                        2nd quarter, 2000


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                      PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
CLASS B SHARES(3)                                     0.17          2.06
CLASS C SHARES(3)                                     4.17          4.40
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(NO EXPENSES)                                         6.18          5.74
--------------------------------------------------------------------------------




(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/99.

(2) THE FUND'S FISCAL YEAR END IS 10/31.


(3) THE PERFORMANCE SHOWN ABOVE IS FOR INSTITUTIONAL CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE CLASS B AND C AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES, HOWEVER, THE PERFORMANCE FOR CLASS B AND CLASS C SHARES WOULD BE LOWER BECAUSE CLASS B AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of Class B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




                         MAXIMUM SALES CHARGE (LOAD)  MAXIMUM DEFERRED SALES CHARGE
                         WHEN YOU BUY SHARES, SHOWN   (LOAD) SHOWN AS LOWER OF
                         AS % OF THE OFFERING PRICE*  ORIGINAL PURCHASE PRICE OR
                                                      REDEMPTION PROCEEDS
-----------------------------------------------------------------------------------
CLASS B SHARES           NONE                         5.00%
CLASS C SHARES           NONE                         1.00%
-----------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                                CLASS B    CLASS C
                                                SHARES     SHARES
------------------------------------------------------------------
MANAGEMENT FEES                                  .025       0.25
DISTRIBUTION (RULE 12b-1) FEES                   0.75       0.75
SHAREHOLDER SERVICE FEES                         0.25       0.25
OTHER EXPENSES(1)                                0.42       0.42
TOTAL OPERATING EXPENSES                         1.67       1.67
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.42)     (0.42)
NET EXPENSES(2)                                  1.25       1.25
------------------------------------------------------------------




1  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
   YEAR.

2 REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% AND 1.25% OF AVERAGE DAILY NET ASSETS FOR CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Class B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class B and Class C Shares and your actual costs may be higher or lower.



IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                         1 YEAR        3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------
CLASS B SHARES**($)      627           786         1,068       1,808***
CLASS C SHARES**($)      227           486           868       1,941
-----------------------------------------------------------------------



IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE ($):



                         1 YEAR        3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------
CLASS B SHARES**($)      127           486         868         1,808***
CLASS C SHARES**($)      127           486         868         1,941
-----------------------------------------------------------------------



*   Assumes sales charge is deducted when shares are purchased.

** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Fund are the following:


- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.


The Fund generally intends to pay redemption proceeds in cash; however, the Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield the Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if the Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Fund generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P.Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser for the Fund and makes the day-to-day investment decisions. The adviser is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P.Morgan Chase &Co.(JPMorgan Chase), a bank holding company.

The Fund, subject to the expense reimbursements described earlier in this prospectus, pays the adviser management fees for investment advisory services of 0.25% of average daily net assets.

PORTFOLIO MANAGERS
The portfolio management team is led by Benjamin Thompson, Vice President, who joined the team in June of 1999 and Abigail J. Feder, Vice President, who joined JPMorgan Chase (or one of its predecessors) in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining JPMorgan Chase (or one of its predecessors), Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class B and C shares held by investors serviced by the shareholder servicing agent.


The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Funds Distributors Inc. (JPMFD) is the distributor for the Fund. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.


ABOUT SALES CHARGES

You may pay a sales charge to sell Class B or C Shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.
This section explains how the sales charges work.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.



YEAR        DEFERRED SALES CHARGE
---------------------------------
1           5%
2           4%
3           3%
4           3%
5           2%
6           1%
7           NONE
8           NONE
---------------------------------


We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.75% of the average daily net assets attributed to Class B shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.


Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.


Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees. These fees appear in the table called Estimated Annual Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.


BUYING FUND SHARES
You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392


THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholder Services for details.

Whether you choose Class B or C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.





MINIMUM INVESTMENTS




TYPE OF                 INITIAL    ADDITIONAL
ACCOUNT                 INVESTMENT INVESTMENTS
----------------------------------------------
REGULAR ACCOUNT         $2,500     $100

SYSTEMATIC              $1,000     $100
INVESTMENT PLAN(1)

IRAS                    $1,000     $100

SEP-IRAS                $1,000     $100

EDUCATION IRAS          $500       $100
----------------------------------------------



(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.



You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.



Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.



Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class B or Class C Shares.


SELLING FUND SHARES

You can sell your shares in one of three ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell your shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.


GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable deferred sales charge.

We will need the names of the registered shareholders and your account number before we can sell your shares. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.


We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange shares from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.


You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund typically declares ordinary income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by the Fund. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:


- reinvest all of them in additional Fund shares without a sales charge;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or


- take all distributions in cash or as a deposit in a pre-assigned bank account.


If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

Investment income received by the Fund from sources in foreign jurisdictions may have taxes withheld at the source.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.


You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.


SYSTEMATIC EXCHANGE PLAN
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simulatneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE

You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.


REINSTATEMENT PRIVILEGE

If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).

++ Permitted - bold
-- Permitted, but not typically used



                                                PRINCIPAL TYPES OF RISK
ASSET-BACKED SECURITIES Interests in a          credit, interest rate, market,
stream of payments from specific assets,        prepayment                                              ++
such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates        credit, currency, liquidity, political                  ++(1)
of deposit, time deposits and bankers'
acceptances of domestic and foreign
issuers.

COMMERCIAL PAPER Unsecured short term           credit, currency, interest rate,
debt issued by domestic and foreign             liquidity, market, political                            ++(1)
banks or corporations. These securities
are usually discounted and may be rated
by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and             credit, currency, interest rate,
foreign debt securities that can be             liquidity, market, political, valuation                 ++(1)
converted into equity securities at a
future time and price.

CORPORATE BONDS Debt securities of              credit, currency, interest rate,
domestic and foreign industrial,                liquidity, market, political, valuation                 ++(1)
utility, banking, and other financial
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt         credit, environmental, extension,
instrument which gives the lender a lien        interest rate, liquidity, market,
on property as security for the loan            natural event, political, prepayment,
payment.                                        valuation                                               ++

MORTGAGE-BACKED SECURITIES Domestic and         credit, currency, extension, interest
foreign securities (such as Ginnie Maes,        rate, leverage, market, political,
Freddie Macs, Fannie Maes) which                prepayment                                              ++(1)
represent interests in pools of
mortgages, whereby the principal and
interest paid every month is passed
through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of               credit, currency, extension, interest
domestic and foreign mortgage-backed            rate, leverage, liquidity, market,
securities with the promise to purchase         political, prepayment                                   ++(1)(2)
similar securities at a later date.
Segregated accounts are used to offset
leverage risk.

PARTICIPATION INTERESTS Interests that          credit, currency, extension, interest
represent a share of bank debt or               rate, liquidity, political, prepayment                  ++
similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other               credit, interest rate, liquidity,
investments that are sold directly to an        market, valuation                                       ++
institutional investor.

REITS AND OTHER REAL-ESTATE RELATED             credit, environmental, interest rate,
INSTRUMENTS Securities of issuers that          liquidity, market, natural event,
invest in real estate or are secured by         prepayment, valuation                                   ++
real estate.

REPURCHASE AGREEMENTS Contracts whereby         credit                                                  ++
the Fund agrees to purchase a security
and resell it to the seller on a
particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts         credit                                                  --(2)
whereby the Fund sells a security and
agrees to repurchase it from the buyer
on a particular date and at a specific
price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF        credit, currency, interest rate, market,
SUPRANATIONAL ORGANIZATIONS Dollar- or          political                                               ++(1)
non-dollar-denominated securities issued
by foreign governments or supranational
organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a           credit, currency, interest rate,
party agrees to exchange periodic               leverage, market, political                             ++
payments with a counterparty. Segregated
accounts are used to offset leverage
risk.

TAX EXEMPT MUNICIPAL SECURITIES                 credit, interest rate, market, natural
Securities, generally issued as general         event, political                                        ++
obligation and revenue bonds, whose
interest is exempt from federal taxation
and state and/or local taxes in the
state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt                 interest rate                                           ++
instruments (Treasury bills, notes, and
bonds) guaranteed by the U.S. government
for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED          credit, currency, interest rate,
PAYMENT SECURITIES Domestic and foreign         liquidity, market, political, valuation                 ++(1)
securities offering non-cash or
delayed-cash payment. Their prices are
typically more volatile than those of
some other debt instruments and involve
certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE TAX AWARE ENHANCED INCOME FUND:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counter-party to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund 's policies toward various investments, including those that are designed to help the Fund manage risk.



-------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- The Fund could underperform its       - The Fund could outperform its         - The adviser focuses its active
  benchmark due to its securities         benchmark due to these same             management on securities
  and asset allocation choices            choices                                 selection, the area where it
                                                                                  believes its commitment to
                                                                                  research can most enhance returns
MARKET CONDITIONS
TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield,        - Bonds have generally outperformed     - Under normal circumstances the
  and total return will fluctuate         money market investments over the       Fund plans to remain fully
  in response to bond market              long term, with less risk than          invested in bonds and other fixed
  movements                               stocks                                  income securities
- The value of most bonds will fall                                             - The Fund seeks to limit risk and
  when interest rates rise; the         - Most bonds will rise in value           enhance after tax yields through
  longer a bond's maturity and the        when interest rates fall                careful management, sector
  lower its credit quality, the                                                   allocation, individual securities
  more its value typically falls        - Mortgage-backed and asset-backed        selection, and duration
- Adverse market conditions may           securities can offer attractive         management
  from time to time cause the Fund        returns                               - During severe market downturns,
  to take temporary defensive                                                     the Fund has the option of
  positions that are inconsistent                                                 investing up to 100% of assets in
  with its principal investment                                                   high quality short-term
  strategies and may hinder the                                                   securities
  Fund from achieving its                                                       - The adviser monitors interest
  investment objective                                                            rate trends, as well as
- Mortgage-backed and asset-backed                                                geographic and demographic
  securities (securities                                                          information related to
  representing an interest in, or                                                 mortgage-backed securities and
  secured by, a pool of mortgages                                                 mortgage prepayments
  or other assets such as
  receivables) could generate
  capital losses or periods of low
  yields if they are paid off
  substantially earlier or later
  than anticipated

--------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
--------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCIES
- Currency exchange rate                - Favorable exchange rate movements     - The Fund actively manages the
  movements could reduce gains or         could generate gains or reduce          currency exposure of its foreign
  create losses                           losses                                  investments and may hedge a
- Currency risks tend                                                             portion of its foreign currency
  to be higher in emerging                                                        exposure into the U.S. dollar or
  markets                                                                         other currencies which the
                                                                                  adviser deems more attractive
                                                                                  (see also "Derivatives")
SECURITIES LENDING
- When the Fund lends a security,       - A Fund may enhance income through     - The adviser maintains a list of
  there is a risk that the loaned         the investment of the collateral        approved borrowers
  securities may not be returned if       received from the borrower            - A Fund receives collateral equal
  the borrower defaults                                                           to at least 100% of the current
- The collateral will be subject to                                               value of securities loaned
  the risks of the securities in                                                - The lending agents indemnify a
  which it is invested                                                            Fund against borrower default
                                                                                - The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to minimize
                                                                                  losses
                                                                                - Upon recall, the borrower must
                                                                                  return the securities loaned ~
                                                                                  within the normal settlement
                                                                                  period
DERIVATIVES
- Derivatives such as futures,          - Hedges that correlate well with       - The Fund uses derivatives, such
  options, swaps and forward              underlying positions can reduce         as futures, options, swaps, and
  foreign currency contracts that         or eliminate losses at low cost         forward foreign currency
  are used for hedging the              - The Fund could make money and           contracts, for hedging and tax
  portfolio or specific securities        protect against losses if the           and risk management purposes
  may not fully offset the                investment analysis proves              (i.e., to establish or adjust
  underlying positions and this           correct                                 exposure to particular
  could result in losses to the         - Derivatives that involve leverage       securities, markets or
  Fund that would not have                could generate substantial              currencies)
  otherwise occurred                      gains at low cost
- Derivatives used for risk                                                     - The Fund only establishes hedges
  management may not have the                                                     that they expect will be highly
  intended effects and may result                                                 correlated with underlying
  in losses or missed opportunities                                               positions
- The counterparty to a derivatives
  contract could default                                                        - While the Fund may use
- Derivatives that involve leverage                                               derivatives that incidentally
  could magnify losses                                                            involve leverage, they do not use
- Certain types of derivatives                                                    them for the specific purpose of
  involve costs to the Fund which                                                 leveraging their portfolios
  can reduce returns
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Fund, accelerate recognition of
  income to the Fund, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses.

                                       21




-------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                         POTENTIAL REWARDS                       POLICIES TO BALANCE RISK AND REWARD
-------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- The Fund could have difficulty        - These holdings may offer more         - The Fund may not invest more than
  valuing these holdings precisely        attractive yields or potential          15% of its net assets in illiquid
- The Fund could be unable to sell        growth than comparable widely           holdings
  these holdings at the time or           traded securities                     - To maintain adequate liquidity,
  price it desires                                                                the Fund may holdinvestment-grade short-term
                                                                                  securities and may borrow
                                                                                  (including repurchase agreements
                                                                                  and reverse repurchase
                                                                                  agreements) from banks up to
                                                                                  33 1/3% of the value of its total
                                                                                  assets
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When the Fund buys securities         - The Fund can take advantage of        - The Fund segregates liquid assets
  before issue or for delayed           attractive transaction opportunities      to offset leverage risk
  delivery, it could be exposed to
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the     - The Fund could realize gains in a     - The Fund will generally avoid
  Fund's brokerage and related            short period of time                    short-term trading, except to
  costs                                 - The Fund could protect against          take advantage of attractive or
- Increased short-term capital            losses if a stock is overvalued         unexpected opportunities or to
  gains distributions could raise         and its value later falls               meet demands generated by
  shareholders' income tax                                                        shareholder activity
  liability                                                                     - The Fund's portfolio turnover rate
                                                                                  for the most recent fiscal year is
                                                                                  listed below:
                                                                                  Tax Aware Enhanced Income Fund: 97%
                                                                                  (for the most recent semiannual period)
CREDIT QUALITY
- The default of an issuer would        - Investment-grade bonds have a         - The Fund maintains its own
  leave the Fund with unpaid              lower risk of default                   policies for balancing credit
  interest or principal                                                           quality against potential yields
                                                                                  and gains in light of its
                                                                                  investment goals
                                                                                - The adviser develops its own
                                                                                  ratings of unrated securities and
                                                                                  makes a credit quality
                                                                                  determination for unrated
                                                                                  securities
FOREIGN INVESTMENTS
- The Fund could lose money because     - Foreign bonds, which represent a      - Foreign bonds may be a
  of foreign government actions,          major portion of the world's            significant investment (25% of
  political instability, or lack of       fixed income securities, offer          total assets) for the Fund
  adequate and accurate information       attractive potential performance
- Currency exchange rate movements        and opportunities for                 - To the extent that the Fund
  could reduce gains or create            diversification                         invests in foreign bonds, it will
  losses                                - Favorable exchange rate movements       hedge its currency exposure into
                                          could generate gains or reduce          the U.S. dollar (see also
                                          losses                                  "Derivatives")

This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMorgan Funds Service Center

P.O. Box 219392
Kansas City, MO 64121-9392


If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.


Public Reference Section of the SEC
Washington, D.C. 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.




                        JPMorgan Funds Fulfillment Center
                                393 Manly Street
                         West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-07795.



(c)2001 J.P. Morgan Chase & Co. All Rights Reserved. September 2001

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX FREE FUNDS

CLASS A AND CLASS B SHARES

CALIFORNIA BOND FUND (CLASS A)

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
California Bond Fund                                  1

New York Intermediate Tax Free Income Fund            7

Tax Free Income Fund                                 14

The Funds' Management and Administration             21

How Your Account Works                               23

Know Which Classes to Buy                            23

About Sales Charges                                  23

Buying Fund Shares                                   24

Selling Fund Shares                                  26

Exchanging Fund Shares                               27

Other Information Concerning The Funds               27

Distributions and Taxes                              28

Shareholder Services                                 30

Investments                                          32

Risk and Reward Elements                             34

Financial Highlights                                 36

How To Reach Us                              Back cover

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Class A Shares are being introduced. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.

The performance of the Class A Shares is based on the historical performance of other share classes of the Fund. During this period, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than these other classes. The performance figures in the bar chart do not reflect any deduction for the front-end load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.07%.

YEAR-BY-YEAR RETURNS (1),(2),(3)

[CHART]

1997                                  7.61%

1998                                  5.48%

1999                                 -0.78%

2000                                 10.14%

-------------------------------------------
BEST QUARTER                          3.46%
-------------------------------------------
                          3rd quarter, 1998
-------------------------------------------
WORST QUARTER                        -2.02%
-------------------------------------------
                          2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR  LIFE OF THE FUND
--------------------------------------------------------------------------------
CLASS A SHARES(3)                                  5.16         4.33
--------------------------------------------------------------------------------
LEHMAN BROTHERS CALIFORNIA COMPETITIVE
INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)       9.70         5.93
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
BOND INDEX (NO EXPENSES)                           9.32         5.81
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 12/23/96.

(2) The Fund's fiscal year end is 8/31.
(3) The performance shown above is for other share classes, which are not offered in this prospectus. The Class A Shares and other share classes are invested in the same portfolio of securities, however, the performance of Class A Shares would be lower because Class A Shares have higher expenses than the other share classes.

ESTIMATED INVESTOR EXPENSES FOR CLASS A SHARES
The estimated expenses of Class A Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A SHARES
---------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN
YOU BUY SHARES, SHOWN AS % OF THE
OFFERING PRICE*                                       4.50%
---------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD) SHOWN AS LOWER OF
ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                                   NONE
---------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                         CLASS A SHARES
-----------------------------------------------------------------------
MANAGEMENT FEES                                                 0.30
DISTRIBUTION (RULE 12b-1) FEES                                  0.25
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES(1)                                               0.42
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        1.22
FEE WAIVERS AND EXPENSE REIMBURSEMENTS                         (0.62)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                 0.60

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which Morgan Guaranty Trust
    Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the Class A Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.60% of average daily net assets through 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses for one year and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST*($)
(WITH OR WITHOUT REDEMPTION)      509         761         1,033       1,808
--------------------------------------------------------------------------------

* Assumes sales charge is deducted when shares are purchased.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, Lehman New York Municipal Bond Index, a widely recognized market benchmark and Lipper New York Municipal Debt Funds Index.

The performance prior to 2/16/01 is based on the Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. The performance of the Fund prior to 1/30/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

YEAR-BY-YEAR RETURNS (1),(3)

[CHART]

1991            11.82%
1992             9.08%
1993            11.28%
1994            -5.81%
1995            15.42%
1996             3.06%
1997             8.46%
1998             6.45%
1999            -1.41%
2000             9.93%

-----------------------------------------------
BEST QUARTER                             5.82%
-----------------------------------------------

                             1st quarter, 1995
-----------------------------------------------
WORST QUARTER                           -4.27%
-----------------------------------------------
                             1st quarter, 1994

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

The Fund's year to date total return as of 6/30/01 was 3.06%.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR  PAST 5 YEARS   PAST 10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES(2)                        4.99       4.26           6.16
------------------------------------------------------------------------------
CLASS B SHARES(2)                        4.93       4.90           6.65
------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(NO EXPENSES)                           11.68       5.84           7.32
------------------------------------------------------------------------------
LEHMAN NEW YORK
MUNICIPAL BOND INDEX(3)(NO EXPENSES)    12.01       6.17           7.96
------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)          12.16       4.88           6.82
------------------------------------------------------------------------------

(1) The Fund's fiscal year end is 8/31.
(2) Reflects the average annual return since inception 6/30/93. The index lacks a complete ten years of history.
(3) The performance shown above is for Select Class Shares, which are not offered in this prospectus. The Class A and B Shares and Select Class Shares are invested in the same portfolio of securities, however, the performance for Class A and B Shares would be lower because they have higher expenses than Select Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A SHARES   CLASS B SHARES
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                        4.50%           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                       NONE            5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                   CLASS A SHARES CLASS B SHARES
MANAGEMENT FEES                                          0.30         0.30
DISTRIBUTION (RULE 12b-1) FEES                           0.25         0.75
SHAREHOLDER SERVICE FEES                                 0.25         0.25
OTHER EXPENSES(1)                                        0.37         0.37
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 1.17         1.67

FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)               (0.42)       (0.03)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                          0.75         1.64
-----------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Class A Shares and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of average daily net assets through 9/7/02.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,
- 5% return each year, and
- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*($)            523            765          1,026       1,771
--------------------------------------------------------------------------------
CLASS B SHARES**($)           667            824          1,105       1,841***
--------------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES($)             167            524          905         1,841***
--------------------------------------------------------------------------------

*   Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 32-35.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies

(including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.

The performance prior to 2/16/01 is based on the historical performance of the Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus), a related class of shares. During this period, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end sales load and the performance figures in the table for Class B Shares reflect the deduction of the applicable contingent deferred sales load. The performance of the Fund prior to 1/30/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund.
The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.12%.

YEAR-BY-YEAR RETURNS (1),(2)

[CHART]

1991                   11.48%
1992                    9.13%
1993                   11.32%
1994                   -3.88%
1995                   14.44%
1996                    4.09%
1997                    9.11%
1998                    6.49%
1999                   -3.26%
2000                   11.68%

----------------------------------------
BEST QUARTER                      5.72%
----------------------------------------
                     1st quarter, 1995
----------------------------------------
WORST QUARTER                    -3.29%
----------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                    PAST 1 YEAR     PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES(2)                    6.71           4.53           6.40
--------------------------------------------------------------------------------
CLASS B SHARES(2)                    6.68           5.17           6.89
--------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND
INDEX (NO EXPENSES)                 11.68           5.84           7.32
--------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT
FUNDS INDEX (NO EXPENSES)           11.10           4.99           6.79
--------------------------------------------------------------------------------

(1) The Fund's fiscal year end is 8/31.

(2) The performance shown above is for Select Class Shares, which are not offered in this prospectus. The Class A and B Shares and Select Class Shares are invested in the same portfolio of securities, however, the performance for Class A and B Shares would be lower because Class A and B Shares have higher expenses than Select Class Shares.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The estimated expenses of the Class A and Class B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                              CLASS A SHARES   CLASS B SHARES
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                        4.50%           NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS
LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                       NONE            5.00%
--------------------------------------------------------------------------------

* The offering price is the net asset value of the shares purchased plus any sales charge.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                               CLASS A SHARES   CLASS B SHARES
MANAGEMENT FEES                                      0.30            0.30
DISTRIBUTION (RULE 12b-1) FEES                       0.25            0.75
SHAREHOLDER SERVICE FEES                             0.25            0.25
OTHER EXPENSES(1)                                    0.41            0.41
------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                             1.21            1.71
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)           (0.46)          (0.07)
------------------------------------------------------------------------------
NET EXPENSES(2)                                      0.75            1.64
------------------------------------------------------------------------------

(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of the Class A and Class B Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% and 1.64%, respectively, of average daily net assets through 9/7/02.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total annual operating expense thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR        3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES*($)              523           773          1,043       1,811
--------------------------------------------------------------------------------
CLASS B SHARES**($)             667           832          1,122       1,881***
--------------------------------------------------------------------------------

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR         3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS B SHARES($)              167            532          922         1,881***
--------------------------------------------------------------------------------

*   Assumes sales charge is deducted when shares are purchased.
** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares into Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P.Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the New York Intermediate Tax
Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the New York Intermediate Tax Free Income Fund and Tax Free Income Fund was The Chase Manhattan Bank (Chase) and JPMFAM (USA) was the sub-adviser.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                            FISCAL
FUND                        YEAR END   %
-------------------------------------------
CALIFORNIA BOND FUND        8/31      0.30
-------------------------------------------
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND            8/31      0.30
-------------------------------------------
TAX FREE INCOME FUND        8/31      0.30
-------------------------------------------

PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or Chase (each, an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class B Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. This prospectus relates only to Class A Shares of all Funds and Class B Shares of the New York Intermediate Tax Free Income Fund and Tax Free Income Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares and you may pay a sales charge with respect to Class B shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:
- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge.You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the two sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.

TOTAL SALES CHARGE FOR FUNDS

                                    AS % OF THE         AS %
                                    OFFERING            OF NET
AMOUNT OF                           PRICE               AMOUNT
INVESTMENT                          PER SHARE           INVESTED
LESS THAN $100,000                  4.50                4.71
-----------------------------------------------------------------
$100,000 BUT UNDER $250,000         3.75                3.90
-----------------------------------------------------------------
$250,000 BUT UNDER $500,000         2.50                2.56
-----------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION        2.00                2.04
-----------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR            DEFERRED SALES CHARGE
-------------------------------------
1               5%
-------------------------------------
2               4%
-------------------------------------
3               3%
-------------------------------------
4               3%
-------------------------------------
5               2%
-------------------------------------
6               1%
-------------------------------------
7               NONE
-------------------------------------
8               NONE
-------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

GENERAL
The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B will generally be the most economical choice.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. See Shareholders Services for details.

Whether you choose Class A Shares or Class B Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF             INITIAL     ADDITIONAL
ACCOUNT             INVESTMENT  INVESTMENTS
-------------------------------------------
REGULAR ACCOUNT     $2,500      $100
-------------------------------------------
SYSTEMATIC
INVESTMENT PLAN(1)  $1,000      $100
-------------------------------------------
IRAS                $1,000      $100
-------------------------------------------
SEP-IRAS            $1,000      $100
-------------------------------------------
EDUCATION IRAS      $  500      $100
-------------------------------------------

(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A Shares or Class B Shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can set up a systematic exchange program to automatically exchange shares on a regular basis. See Shareholder Services for details.

GENERAL
If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are gen-uine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:

JPMorgan Funds Service Center
P O.Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and rein-vest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification number may be subject to backup withholding

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semiannual basis. You may also chose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B Shares.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other Nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counter party. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than loss to the purchaser. the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

   ++ Permitted (and if applicable,
      percentage limitation)
         percentage of total assets - BOLD
         percentage of net assets   - ITALIC
   -- Permitted, but not typically used
   +  Permitted, but no current intention of
      use
   -  Not permitted

                                                        CALIFORNIA     NEW YORK INTERMEDIATE    TAX FREE
            RELATED TYPES OF RISK                       BOND           TAX FREE INCOME          INCOME
----------------------------------------------------------------------------------------------------------
   credit, interest rate, market, prepayment     -        --              --                    --

                                                          --Domestic      --Domestic            --Domestic
   credit, currency, liquidity, political        -          only            only                  only

   credit, currency, interest rate,
   liquidity, market, political                  -        ++              ++                    ++

   credit, environmental, extension,
   interest rate, liquidity, market, natural
   event, political, prepayment, valuation       -        +               +                     +

   credit, interest rate, liquidity, market,
   valuation                                     -        ++              ++                    ++

   credit                                        -        --              --                    --

   credit                                        -        --(1)           --(1)                 --(1)

   credit, currency, interest rate, leverage,
   market, political                             -        ++              -                     --

   credit, interest rate, leverage,
   liquidity, market                             -        ++              ++                    ++

   credit, interest rate, market, natural
   event, political                              -        ++              ++                    ++(1)

   interest rate                                 -        ++              ++                    ++

   credit, currency, interest rate,
   liquidity, market, political, valuation       -        ++              ++                    ++

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 30% of the fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price, yield,           - Bonds have generally outperformed       - Under normal circumstances the
  and total return will fluctuate             money market investments over the         Funds plan to remain fully
  in response to bond market                  long term, with less risk than            invested in bonds and other fixed
  movements                                   stocks                                    income securities

- The value of most bonds will fall         - Most bonds will rise in value           - The Funds seek to limit risk and
  when interest rates rise; the               when interest rates fall                  enhance total return or yields
  longer a bond's maturity and the                                                      through careful management,
  lower its credit quality, the             - Mortgage-backed and asset-backed          sector allocation, individual
  more its value typically falls              securities and direct mortgages           securities selection, and
                                                                                        duration management
- Adverse market conditions may             - Asset-backed securities
  from time to time cause a Fund to           (securities representing an             - During severe market downturns,
  take temporary defensive                    interest in, or secured by, a             the Funds have the option of
  positions that are inconsistent             pool of mortgages or other assets         investing up to 100% of assets in
  with its principal investment               such as receivables) and direct           high quality short-term securities
  strategies and may hinder a Fund            mortgages could generate capital
  from achieving its investment               losses or periods of low yields         - Each adviser monitors interest
  objective                                   if they are paid off                      rate trends, as well as
                                              substantially earlier or later            geographic and demographic
- Mortgage-backed and asset-backed            than anticipated                          information
  securities (securities
  representing an interest in, or           - Each Fund is non-diversified,
  secured by, a pool of mortgages             which means that a relatively
  or other assets such as                     high percentage of the Fund's
  receivables) and direct mortgages           assets may be invested in a
  could generate capital losses or            limited number of issuers.
  periods of low yields if they are           Therefore, its performance may be
  paid off substantially earlier or           more vulnerable to changes in the
  later than anticipated                      market value of a single issuer
                                              or a group of issuers

CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a           - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                     policies for balancing credit
  or principal                                                                          quality against potential yields
                                            - Junk bonds offer higher yields            and gains in light of its
- Junk bonds (those rated BB/Ba or            and higher potential gains                investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                                    - Each adviser develops its own
  and may be more difficult to                                                          ratings of unrated securities and
  value                                                                                 makes a credit quality
                                                                                        determination for unrated
                                                                                        securities

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities               - A Fund can take advantage of            - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                    assets to offset leverage risk
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its             - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same               management on those areas where
  securities or duration choices              choices                                   it believes its commitment to
                                                                                        research can most enhance returns
                                                                                        and manage risks in a consistent
                                                                                        way

------------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISKAND REWARD DERIVATIVES
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with         - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce           as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost           forward foreign currency
  that are used for hedging the                                                         contracts for hedging and for
  portfolio or specific securities          - A Fund could make money and               risk management (i.e., to adjust
  may not fully offset the                    protect against losses if the             duration or yield curve exposure,
  underlying positions and this               adviser's analysis proves correct         or to establish or adjust
  could result in losses to the                                                         exposure to particular
  Funds that would not have                 - Derivatives that involve leverage         securities, markets, or
  otherwise occurred                          could generate substantial gains          currencies); risk management may
                                              at low cost                               include management of a Fund's
- Derivatives used for risk                                                             exposure relative to its
  management may not have the                                                           benchmark
  intended effects and may result
  in losses or missed opportunities                                                   - The Funds only establish hedges
                                                                                        that they expect will be highly
- The counterparty to a derivatives                                                     correlated with underlying
  contract could default                                                                positions

- Certain types of derivatives                                                        - The New York Intermediate Tax Free and Tax
  involve costs to the Funds which                                                      Free Income Funds may use derivatives to
  can reduce returns                                                                    increase income or gain

- Derivatives that involve leverage                                                   - While the Funds may use
  could magnify losses                                                                  derivatives that incidentally
                                                                                        involve leverage, they do not use
- Derivatives used for non-hedging                                                      them for the specific purpose of
  purposes could cause losses that                                                      leveraging their portfolios
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by the
  Funds, accelerate recognition of
  income to the Funds, affect the
  holding period of the Fund's
  assets and defer recognition of
  certain of the Fund's losses

SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through       - Each adviser maintains a list of
  there is a risk that the loaned             the investment of the collateral          approved borrowers
  securities may not be returned if           received from the borrower
  the borrower defaults                                                               - The Funds receive collateral
                                                                                        equal to at least 100% of the
- The collateral will be subject to                                                     current value of securities
  the risks of the securities in                                                        loaned
  which it is invested
                                                                                      - The lending agents indemnify a
                                                                                        Fund against borrower default

                                                                                      - Each adviser's collateral
                                                                                        investment guidelines limit the
                                                                                        quality and duration of col- ~
                                                                                        lateral investment to minimize
                                                                                        losses

                                                                                      - Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period

ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more           - No Fund may invest more than 15%
  valuing these holdings precisely            attractive yields or potential            of net assets in illiquid
                                              growth than comparable widely             holdings
- A Fund could be unable to sell              traded securities
  these holdings at the time or                                                       - To maintain adequate liquidity to
  price desired                                                                         meet redemptions, each Fund may
                                                                                        hold investment-grade
                                                                                        short-term securities (including
                                                                                        repurchase agreements and reverse
                                                                                        repurchase agreements) and, for
                                                                                        temporary or extraordinary
                                                                                        purposes, may borrow from banks
                                                                                        up to 33 1/3% of the value of its
                                                                                        total assets or draw on a line of
                                                                                        credit

SHORT-TERM TRADING
- Increased trading would raise a           - A Fund could realize gains in a         - The Funds may use short-term
  Fund's transaction costs                    short period of time                      trading to take advantage of
                                                                                        attractive or unexpected
- Increased short-term capital              - A Fund could protect against              opportunities or to meet demands
  gains distributions would raise             losses if a bond is overvalued            generated by shareholder
  shareholders'income tax                     and its value later falls                 activity.
  liability
                                                                                      - The Funds' portfolio turnover
                                                                                        rate for the most recent fiscal
                                                                                        year is listed below:

                                                                                      - New York Intermediate Tax Free
                                                                                        Income Fund: 33%
                                                                                        Tax Free Income Fund: 26%

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

                                                                                        Class A       Class B
                                                                                        -------       -------
                                                                                     2/16/01(1)    2/16/01(1)
                                                                                        Through       Through
                                                                                        2/28/01       2/28/01
PER SHARE OPERATING PERFORMANCE                                                     (unaudited)   (unaudited)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $7.22        $7.22
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                0.01         0.01
     Net gains or (losses) in securities (both realized and unrealized)                  (0.01)       (0.01)
                                                                                         -----        -----

     Total from investment operations                                                       --           --

   Less distributions:
     Dividends from net investment income                                                 0.01         0.01
                                                                                         -----        -----
     Distributions from capital gains                                                       --           --

   Total distributions                                                                    0.01         0.01
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $7.21        $7.21
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                         (0.04%)       (0.06%)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                       $77          $13
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------
   Expenses(3)                                                                            0.52%        1.14%
-------------------------------------------------------------------------------------------------------------
   Net investment income(3)                                                               4.44%        3.82%
-------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits(3)                       1.13%        1.47%
-------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and earnings credits(3)          3.83%        3.49%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                                  33%          33%
-------------------------------------------------------------------------------------------------------------

  (1) The Shares commenced operations on 2/16/01.
  (2) Total returns are calculated before taking into account effect of front end or deferred sales charge.
  (3) Annualized.
  (4) Not annualized.

JPMORGAN TAX FREE INCOME FUND

                                                                                        Class A       Class B
                                                                                        -------       -------
                                                                                     2/16/01(1)    2/16/01(1)
                                                                                        Through       Through
                                                                                        2/28/01       2/28/01
PER SHARE OPERATING PERFORMANCE                                                     (unaudited)   (unaudited)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $6.44        $6.44
-------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                                0.01         0.01
     Net gains or (losses) in securities (both  realized and unrealized)                    --           --
                                                                                         -----        -----
     Total from investment operations                                                     0.01         0.01
                                                                                         -----        -----
   Less distributions:
     Dividends from net investment income                                                 0.01         0.01
     Distributions from capital gains                                                       --           --
                                                                                         -----        -----
   Total distributions                                                                    0.01         0.01
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $6.44        $6.44
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                                                           0.11%        0.09%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                       $52          $10
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------------------------
Expenses(3)                                                                               0.52%        1.14%
-------------------------------------------------------------------------------------------------------------
Net investment income(3)                                                                  4.83%        4.21%
-------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits(3)                          0.85%        1.19%
-------------------------------------------------------------------------------------------------------------
Net investment income  without waivers, reimbursements and earnings credits(3)            4.50%        4.16%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                                                  26%          26%
-------------------------------------------------------------------------------------------------------------

 (1) The Shares commenced operations on 2/16/01.
 (2) Total returns are calculated before taking into account effect of front end or deferred sales charge.

 (3) Annualized.
 (4) Not annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, Ma 02379-1039

     The Investment Company Act File number is 811-7481 for all Funds except
          JPMorgan California Bond Fund, whose file number is 811-7795.
          (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                   PR-TFAB-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX FREE FUNDS
INSTITUTIONAL CLASS SHARES

CALIFORNIA BOND FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

California Bond Fund                                1

New York Intermediate Tax Free Income Fund          6

The Funds' Management and Administration           11

How Your Account Works                             13

   Buying Fund Shares                              13

   Selling Fund Shares                             13

   Other Information Concerning The Funds          14

   Distributions and Taxes                         15

Investments                                        18

Risk and Reward Elements                           20

Financial Highlights                               23

How To Reach Us                            Back cover

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   -  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   -  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
   -  WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL
      (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   -  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   -  REQUIRE STABILITY OF PRINCIPAL
   -  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.14%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1997    7.72%
1998    5.60%
1999   -0.61%
2000   10.18%

----------------------------------
BEST QUARTER                 3.44%
----------------------------------
                 3rd quarter, 1998
----------------------------------
WORST QUARTER               -2.03%
----------------------------------
                 2nd quarter, 1999
----------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                    LIFE OF
                                                   PAST 1 YEAR        FUND
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES                           10.18         5.65
--------------------------------------------------------------------------------
 LEHMAN BROTHERS CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)          9.70         5.93
--------------------------------------------------------------------------------
 LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
 BOND INDEX (NO EXPENSES)                              9.32         5.81
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/23/96.
(2) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                        0.30
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               0.10
OTHER EXPENSES(1)                                                      0.29
--------------------------------------------------------------------------------
  TOTAL ANNUAL OPERATING EXPENSES                                      0.69
FEE WAIVERS AND REIMBURSEMENTS EXPENSE(2)                             (0.19)
--------------------------------------------------------------------------------
   NET EXPENSES(2)                                                     0.50

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.50% OF THEIR AVERAGE DAILY NET ASSETS FOR A PERIOD OF THREE YEARS THROUGH 9/7/04.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total annual operating expenses thereafter. The example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($) (WITH OR
 WITHOUT REDEMPTION)            51         160         325         802
--------------------------------------------------------------------------------

JPMORGAN NEW YORK INTERMEDIATE TAX FREE
INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages 18-22.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investors Service Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed-income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have trouble paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-  WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
-  WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-  ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
-  REQUIRE STABILITY OF PRINCIPAL
-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. As of the date of this prospectus, Institutional Class Shares are being introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, Lehman New York Municipal Bond Index, a widely recognized market benchmark, and Lipper New York Municipal Debt Funds Index.

The performance of the Fund is based on the historical performance of the Select Class Shares of the Fund and the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.06%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1991    11.82%
1992     9.08%
1993    11.28%
1994    -5.81%
1995    15.42%
1996     3.06%
1997     8.46%
1998     6.45%
1999    -1.41%
2000     9.93%

----------------------------------
BEST QUARTER                 5.82%
----------------------------------
                 1st quarter, 1995
----------------------------------
WORST QUARTER               -4.27%
----------------------------------
                 1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time,for periods ended December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
 INSTITUTIONAL CLASS SHARES(2)           9.93         5.23          6.64
--------------------------------------------------------------------------------
 LEHMAN MUNICIPAL BOND INDEX
 (NO EXPENSES)                          11.68         5.84          7.32
--------------------------------------------------------------------------------
 LEHMAN NEW YORK
 MUNICIPAL BOND INDEX(3) (NO EXPENSES)  12.01         6.17          7.96
--------------------------------------------------------------------------------
 LIPPER NEW YORK MUNICIPAL
 DEBT FUNDS INDEX (NO EXPENSES)         12.16         4.88          6.82
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 8/31.
(2) THE PERFORMANCE SHOWN ABOVE IS FOR SELECT CLASS SHARES, WHICH ARE NOT OFFERED IN THIS PROSPECTUS. THE SELECT AND INSTITUTIONAL CLASS SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. HOWEVER, THE PERFORMANCE FOR INSTITUTIONAL CLASS SHARES WOULD DIFFER ONLY TO THE EXTENT THAT SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.
(3) REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION 6/30/93. THE INDEX LACKS A COMPLETE TEN YEARS OF HISTORY.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
MANAGEMENT FEES                                                0.30
DISTRIBUTION (RULE 12b-1) FEES                                 NONE
SHAREHOLDER SERVICE FEES                                       0.10
OTHER EXPENSES(1)                                              0.22
--------------------------------------------------------------------------------
- TOTAL OPERATING EXPENSES                                     0.62
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                     (0.12)
--------------------------------------------------------------------------------
- NET EXPENSES(2)                                              0.50

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.50% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    51         160         308         738
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The New York Intermediate Tax Free Income Fund is a series of Mutual Fund Select Trust, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the New York Intermediate
Tax Free Income Fund and makes the day-to-day investment decisions for this Fund. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the New York Intermediate Tax Free Income Fund was The Chase Manhattan Bank (Chase) and Chase Fleming Asset Management (USA) Inc. was the sub-adviser. Effective February 28, 2001, JPMFAM
(USA) became the Fund's investment adviser.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year each adviser was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                          FISCAL
FUND                     YEAR END    %
----------------------------------------
CALIFORNIA BOND FUND     8/31      0.30
----------------------------------------
NEW YORK INTERMEDIATE
TAX FREE INCOME FUND     8/31      0.30
----------------------------------------

PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR


Either Morgan Guaranty Trust Company of New York or Chase (each, an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get Fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class or Ultra Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions.

We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations. Similarly, for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                      This page intentionally left blank.

INVESTMENTS
This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

++ Permitted (and if applicable,
   percentage limitation)
      percentage of total assets  - BOLD
      percentage of net assets    - ITALIC
--    Permitted, but not typically used
+  Permitted, but no current intention of use
-  Not permitted

                                                                                          NEW YORK
              RELATED TYPES OF RISK                             CALIFORNIA BOND           INTERMEDIATE
                                                                                          TAX FREE INCOME
---------------------------------------------------------------------------------------------------------
       credit, interest rate, market, prepayment                           --              --

       credit, currency, liquidity, political                              --              --

       credit, currency, interest rate, liquidity, market,
       political                                                           ++              ++

       credit, environmental, extension, interest
       rate, liquidity, market, natural event,
       political, prepayment, valuation                                     +               +

       credit, interest rate, liquidity, market, valuation                 ++              ++

       credit                                                              --              --

       credit                                                              --(1)           --(1)

       credit, currency, interest rate, leverage,
       market, political                                                   ++               -

       credit, interest rate, leverage, liquidity, market                  ++              ++

       credit, interest rate, market, natural event, political             ++              ++

       interest rate                                                       ++              ++

       credit, currency, interest rate, liquidity, market,
       political, valuation                                                ++              ++

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1)All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 30% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.


POTENTIAL RISKS                         POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
- Each Fund's share price, yield,       - Bonds have generally outperformed   - Under normal circumstances the
  and total return will fluctuate         money market investments over the     Funds plan to remain fully
  in response to bond market              long term, with less risk than        invested in bonds and other fixed
  movements                               stocks                                income securities
- The value of most bonds will fall     - Most bonds will rise in value       - The Funds seek to limit risk and
  when interest rates rise; the           when interest rates fall              enhance total return or yields
  longer a bond's maturity and the      - Mortgage-backed and asset-backed      through careful management,
  lower its credit quality, the more      securities and direct mortgages       sector allocation, individual
  its value typically falls               can offer attractive returns          securities selection, and
- Adverse market conditions may         - Asset-backed securities               duration management
  from time to time cause a Fund to       (securities representing an         - During severe market downturns,
  take temporary defensive                interest in, or secured by, a         the Funds have the option of
  positions that are inconsistent         pool of mortgages or other            investing up to 100% of assets in
  with its principal investment           assets such as receivables) and       high quality short-term
  strategies and may hinder a Fund        direct mortgages could generate       securities
  from achieving its investment           capital losses or periods of low    - Each adviser monitors interest
  objective                               yields if they are paid off           rate trends, as well as
- Mortgage-backed and asset-backed        substantially earlier or later        geographic and demographic
  securities (securities                  than anticipated
  representing an interest in, or       - Each Fund is non-diversified,
  secured by, a pool of mortgages         which means that a relatively
  or other assets such as                 high percentage of the Fund's
  receivables) and direct mortgages       assets may be invested in a
  could generate capital losses or        limited number of issuers.
  periods of low yields if they are       Therefore, its performance may be
  paid off substantially earlier or       more vulnerable to changes in the
  later than anticipated                  market value of a single issuer
                                          or a group of issuers

CREDIT QUALITY

- The default of an issuer would        - Investment-grade bonds have a       - Each Fund maintains its own
  leave a Fund with unpaid interest       lower risk of default                 policies for balancing credit
  or principal                          - Junk bonds offer higher yields        quality against potential yields
- Junk bonds (those rated BB/Ba or        and higher potential gains            and gains in light of its
  lower) have a higher risk of                                                  investment goals
  default, tend to be less liquid,                                            - Each adviser develops its own
  and may be more difficult to                                                  ratings of unrated securities and
  value                                                                         make credit quality
                                                                                determinations for unrated
                                                                                securities
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities           - A Fund can take advantage of        - Each Fund segregates liquid
  before issue or for delayed             attractive transaction                 assets to offset leverage risk
  delivery, it could be exposed to        opportunities
  leverage risk if it does not
  segregate liquid assets

POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its         - A Fund could outperform its                   - Each adviser focuses its active
  benchmark due to its sector,            benchmark due to these same                     management on those areas where
  securities or duration choices          choices                                         it believes its commitment to
                                                                                          research can most enhance returns
                                                                                          and manage risks in a consistent
                                                                                          way
DERIVATIVES
- Derivatives such as futures,          - Hedges that correlate well with               - The Funds use derivatives, such
  options, swaps and forward              underlying positions can reduce                 as futures, options, swaps and
  foreign currency contracts(1)           or eliminate losses at low cost                 forward foreign currency
  that are used for hedging the         - A Fund could make money and                     contracts for hedging and for
  portfolio or specific securities        protect against losses if                       risk management (i.e., to adjust
  may not fully offset the                management's analysis proves                    duration or yield curve exposure,
  underlying positions and this           correct                                         or to establish or adjust
  could result in losses to the         - Derivatives that involve leverage               exposure to particular
  Funds that would not have               could generate substantial gains                securities, markets, or
  otherwise occurred                      at low cost                                     currencies); risk management may
- Derivatives used for risk                                                               include management of a Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Funds only establish hedges
- The counterparty to a derivatives                                                       that they expect will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives involve                                                    positions
  costs to the Funds which can                                                          - The New York Intermediate Tax-
  reduce returns                                                                          Free Income Fund may use derivatives
- Derivatives that involve leverage                                                       to increase income or gain
  could magnify losses                                                                  - While the Funds may use
- Derivatives used for non-hedging                                                        derivatives that incidentally
  purposes could cause losses that                                                        involve leverage, they do not use
  exceed the original investment                                                          them for the specific purpose of
- Derivatives may, for tax                                                                leveraging their portfolios
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses

SECURITIES LENDING
- When a Fund lends a security,         - A Fund may enhance income through             - Each adviser maintains a list of
  there is a risk that the loaned         the investment of the collateral                approved borrowers
  securities may not be returned if       received from the borrower                    - The Funds receive collateral
  the borrower defaults                                                                   equal to at least 100% of the
- The collateral will be subject to                                                       current value of securities
  the risks of the securities in                                                          loaned
  which it is invested                                                                  - The lending agents indemnify a
                                                                                          Fund against borrower default
                                                                                        - Each adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of
                                                                                          collateral investment to minimize
                                                                                          losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

(1)A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                         POTENTIAL REWARDS                               POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- A Fund could have difficulty          - These holdings may offer more                 - No Fund may invest more than 15%
  valuing these holdings precisely        attractive yields or potential                  of net assets in illiquid
- A Fund could be unable to sell          growth than comparable widely                   holdings
  these holdings at the time or           traded securities                             - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, each Fund may
                                                                                          hold investment-grade short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets
                                                                                          or draw on a line of credit

SHORT-TERM TRADING
- Increased trading would raise a       - A Fund could realize gains in a               - The Funds may use short-term
  Fund's transaction costs                short period of time                            trading to take advantage of
- Increased short-term capital          - A Fund could protect against                    attractive or unexpected
  gains distributions would raise         losses if a bond is overvalued                  opportunities or to meet demands
  shareholders' income tax                and its value later falls                       generated by shareholder activity
  liability                                                                             - The Funds' Portfolio Turnover
                                                                                          Rate for the most recent fiscal
                                                                                          year is listed below:
                                                                                            California Bond Fund:               55%
                                                                                            New York Intermediate Tax Free
                                                                                              Income Fund:                      46%

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN CALIFORNIA BOND FUND

                                                                           Year      Year     Year      Year      Year
                                                                          Ended     Ended    Ended     Ended     Ended
PER SHARE DATA:                                                        4/30/97(1) 4/30/98  4/30/99   4/30/00   4/30/01
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $10.00      $9.90    $10.20    $10.40    $10.03
-----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                               0.16       0.42      0.41      0.42      0.46

     Net realized and unrealized gain (loss) on investment              (0.10)      0.30      0.25     (0.36)     0.33
                                                                        ------      ----      ----     ------     -----
     Total from investment operations                                    0.06       0.72      0.66      0.06      0.79

   Distributions to shareholders from:

     Net investment income                                              (0.16)     (0.42)    (0.41)    (0.42)    (0.46)

     Net realized gain                                                     --         --     (0.05)    (0.01)       --
                                                                          ------  ------    ------    ------    ------
     Total distributions to shareholders                                (0.16)     (0.42)    (0.46)    (0.43)    (0.46)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $9.90     $10.20    $10.40    $10.03    $10.36
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             0.56%(2)   7.35%     6.55%     0.70%     7.97%
=======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                                 $14,793    $46,280   $64,102   $84,579  $125,508
-----------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------
   Net expenses                                                          0.45%(3)   0.45%     0.49%     0.50%     0.50%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income                                                 4.43%(3)   4.11%     3.92%     4.19%     4.40%
-----------------------------------------------------------------------------------------------------------------------
   Expenses without reimbursements                                       3.46%(3)   0.79%     0.71%     0.70%     0.59%
-----------------------------------------------------------------------------------------------------------------------
   Net investment income without reimbursements                          1.42%(3)   3.77%     3.70%     3.99%     4.31%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                         40%        44%       40%       87%       55%
-----------------------------------------------------------------------------------------------------------------------

 (1) The Fund commenced operations on 12/23/96.
 (2) Not annualized.
 (3) Annualized.

                      This page intentionally left blank

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102 1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039

   The Investment Company Act File No. for the JPMorgan New York Intermediate
                  Tax Free Income Fund is 811-7843 and for the
                    JPMorgan California Bond Fund 811-07795

       (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-TFI-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN TAX FREE FUNDS
SELECT CLASS SHARES

CALIFORNIA BOND FUND

INTERMEDIATE TAX FREE INCOME FUND

NEW JERSEY TAX FREE INCOME FUND

NEW YORK INTERMEDIATE TAX FREE INCOME FUND

TAX FREE INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
California Bond Fund                                      1

Intermediate Tax Free Income Fund                         6

New Jersey Tax Free Income Fund                          11

New York Intermediate Tax Free Income Fund               16

Tax Free Income Fund                                     21

The Funds' Management and Administration                 26

How Your Account Works                                   28

   Buying Fund Shares                                    28

   Selling Fund Shares                                   29

   Exchanging Fund Shares                                29

   Other Information Concerning The Funds                30

   Distributions and Taxes                               30

INVESTMENTS                                              32

Risk and Reward Elements                                 34

Financial Highlights                                     37

How To Reach Us                                  Back cover

JPMORGAN CALIFORNIA BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE
The Fund seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in California municipal securities that it believes have the potential to provide high current income which are free from federal and state personal income taxes for California residents. Because the Fund's objective is high after-tax total return rather than high tax-exempt income, the Fund may invest to a limited extent in securities of other states or territories. To the extent that the Fund invests in municipal securities of other states, the income from such securities would be free from federal personal income taxes for California residents but would be subject to California state personal income taxes. For non-California residents, the income from California municipal securities is free from federal personal income taxes only. The Fund may also invest in taxable securities.

The Fund's securities may be of any maturity, but under normal market conditions the Fund's duration will generally range between three and seven years, similar to that of the Lehman Brothers California Competitive Intermediate Bond Index (1-17) (also known as the Lehman 1-17 Year California Municipal Bond Index) (currently 5.42 years).

At least 90% of total assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. The Fund also may invest in unrated securities of comparable quality. No more than 10% of total assets may be invested in securities rated B or BB.

The Fund may invest in money market instruments to increase its ability to easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough municipal securities available to meet the Fund's needs. On these occasions, the Fund may invest in securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

  BEFORE YOU INVEST
  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING
  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc.(JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's largest duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, because these bonds are more sensitive to economic news and their issuers have a less secure financial condition.

The Fund's share price and total return will vary in response to changes in interest rates. How the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because the Fund primarily invests in issuers in the State of California, its performance will be affected by the fiscal and economic health of that state and its municipalities.

The Fund may invest in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

Changes in a municipality's financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Funds's income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions because of political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

To the extent the Fund does invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF
    MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN CALIFORNIA
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares has varied from year to year for each of the last four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers 1-16 Year Municipal Bond Index and the Lehman Brothers California Competitive Intermediate Bond Index (1-17), widely recognized market benchmarks. The benchmark for the Fund will now be the Lehman Brothers California Competitive Intermediate Bond
Index (1-17), an unmanaged index of California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the Fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance.

For the period from 1/1/97 through 4/30/97, returns reflect performance of the Institutional Class Shares of the Fund. During this period, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.07%.

YEAR-BY-YEAR RETURNS(1),(2)

------------------------------------------
1997                                 7.61%

1998                                 5.48%

1999                                -0.78

2000                                10.14

------------------------------------------
BEST QUARTER                        3.46%
------------------------------------------
                        3rd quarter, 1998
------------------------------------------
WORST QUARTER                       -2.02%
------------------------------------------
                        2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 SELECT CLASS SHARES                                10.14         5.53
--------------------------------------------------------------------------------
 LEHMAN BROTHERS CALIFORNIA COMPETITIVE
 INTERMEDIATE BOND INDEX (1-17) (NO EXPENSES)        9.70         5.93
--------------------------------------------------------------------------------
 LEHMAN BROTHERS 1-16 YEAR MUNICIPAL
 BOND INDEX (NO EXPENSES)                            9.32         5.81
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/23/96.

(2) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                          none
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.33
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                              0.88
FEE WAIVERS AND EXPENSE  REIMBURSEMENTS(2)                             (0.23)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                       0.65

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.65% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   66         208         416         1,017
--------------------------------------------------------------------------------

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE
The Fund seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes

- excluded from the federal alternative minimum tax on individuals

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)) seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

A municipality that gets into financial trouble could find it difficult to make interest and principal payments, which would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:

  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL PERSONAL INCOME TAXES

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares (formerly Institutional Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond 3-10 Year Blended Index, a widely recognized market benchmark, and the Lipper Intermediate Municipal Debt Funds Index.

The performance for the period before Select Class Shares were launched on 1/1/97 is based on the performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor has been adjusted to reflect the Fund's expense level (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.10%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

------------------------------------------
1991                             12.20%
1992                              8.71%
1993                             11.78%
1994                             -3.96%
1995                             14.39%
1996                              3.76%
1997                              8.21%
1998                              6.56%
1999                             -0.55%
2000                              8.56%

------------------------------------------
BEST QUARTER                       5.92%
------------------------------------------
                       1st quarter, 1995
------------------------------------------
WORST QUARTER                     -3.52%
------------------------------------------
                       1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------
SELECT CLASS SHARES                   8.56          5.26          6.82
--------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND 3-10
YEAR BLENDED INDEX (NO EXPENSES)      8.61          5.32          6.53
--------------------------------------------------------------------------------
LIPPER INTERMEDIATE MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)        8.67          4.80          6.09
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                          none
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.19
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                              0.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.08)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                       0.66

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.66% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Your cost ($)
(WITH OR WITHOUT REDEMPTION)    67         211         387         895
--------------------------------------------------------------------------------

JPMORGAN NEW JERSEY TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from the New Jersey gross income tax, that state's personal income tax. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY
As a fundamental policy, the Fund normally invests at least 80% of its net assets in New Jersey municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New Jersey income taxes, and

- not subject to the federal alternative minimum tax on individuals

The Fund may invest in municipal obligations issued by the State of New Jersey, its political subsidiaries, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New Jersey personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON THE MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in the State of New Jersey and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE, AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW JERSEY
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Select Class Shares (formerly Institutional Shares prior to the date of this prospectus) has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, Lehman 7-Year Municipal Bond Index and Lehman Quality Intermediate Index, widely recognized market benchmarks, and the Lipper New Jersey Municipal Debt Funds Average.

The performance of the Fund prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

The Fund's year-to-date total return as of 6/30/01 was 2.93%.
YEAR-BY-YEAR RETURNS(1)
[CHART]

------------------------------------------
1991                             10.05%
1992                              6.70%
1993                              9.89%
1994                             -2.38%
1995                             11.72%
1996                              3.16%
1997                              7.66%
1998                              6.20%
1999                             -1.93%
2000                             11.46%

------------------------------------------
BEST QUARTER                      4.96%
------------------------------------------
                      4th quarter, 2000
------------------------------------------
WORST QUARTER                    -2.60%
------------------------------------------
                      1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------
SELECT CLASS SHARES                    11.46         5.21            6.14
-------------------------------------------------------------------------------------
LEHMAN MUNICIPAL
BOND INDEX (NO EXPENSES)               11.68         5.84            7.32
-------------------------------------------------------------------------------------
LEHMAN 7-YEAR
MUNICIPAL BOND INDEX (NO EXPENSES)      9.07         5.39            6.75
-------------------------------------------------------------------------------------
LEHMAN QUALITY
INTERMEDIATE INDEX2 (NO EXPENSES)       8.63         5.26            5.45
-------------------------------------------------------------------------------------
LIPPER NEW JERSEY MUNICIPAL
DEBT FUNDS AVERAGE (NO EXPENSES)       11.08         4.75            6.57
-------------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 8/31.
(2) REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (JUNE 30, 1993). THE INDEX LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                         0.30
DISTRIBUTION (RULE 12b-1) FEES                                          none
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.27
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                              0.82
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.07)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                       0.75

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE

This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for one year and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    77         255         448         1,007
--------------------------------------------------------------------------------

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in New York municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes and exempt from New York State and New York City income taxes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund may invest in municipal obligations issued by the State of New York, its political subdivisions, as well as Puerto Rico, other U.S. territories and their political subdivisions.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

The average dollar weighted maturity of the Fund's portfolio will be between three and ten years.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax, the federal alternative minimum tax on individuals or New York State and New York City personal income taxes. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

The Fund invests primarily in New York State and its municipalities and public authorities. If the state, or any of the local government bodies, gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

  WHO MAY WANT TO INVEST
  THE FUND IS DESIGNED FOR INVESTORS WHO:
  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL, STATE,
    AND LOCAL (IF APPLICABLE) PERSONAL INCOME TAXES IN NEW YORK

  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index and Lehman
New York Municipal Bond Index, widely recognized market benchmarks, and Lipper New York Municipal Debt Funds Index.

The performance prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.06%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

YEAR-BY-YEAR RETURNS(1)
1991                             11.82%
1992                              9.08%
1993                             11.28%
1994                             -5.81%
1995                             15.42%
1996                              3.06%
1997                              8.46%
1998                              6.45%
1999                             -1.41%
2000                              9.93%

------------------------------------------
BEST QUARTER                      5.82%
------------------------------------------
                      1st quarter, 1995
------------------------------------------
WORST QUARTER                    -4.27%
------------------------------------------
                      1st quarter, 1994
------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------
SELECT CLASS SHARES                     9.93         5.23          6.64
-------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(NO EXPENSES)                          11.68         5.84          7.32
-------------------------------------------------------------------------------
LEHMAN NEW YORK
MUNICIPAL BOND INDEX(2)(NO EXPENSES)   12.01         6.17          7.96
-------------------------------------------------------------------------------
LIPPER NEW YORK MUNICIPAL
DEBT FUNDS INDEX (NO EXPENSES)         12.16         4.88          6.82
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 8/31.
(2) REFLECTS THE AVERAGE ANNUAL RETURN SINCE INCEPTION (6/30/93). THE INDEX LACKS A COMPLETE TEN YEARS OF HISTORY.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES(%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                      0.30
DISTRIBUTION (RULE 12b-1) FEES                                       none
SHAREHOLDER SERVICE FEES                                             0.25
OTHER EXPENSES(1)                                                    0.21
-------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                                           0.76
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.04)
-------------------------------------------------------------------------------
  NET EXPENSES(2)                                                    0.72

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.72% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for three years and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    74         230         410         930
--------------------------------------------------------------------------------

JPMORGAN TAX FREE INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 32-36.

THE FUND'S OBJECTIVE

The Fund seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and to protect the value of your investment by investing primarily in municipal obligations.

THE FUND'S MAIN INVESTMENT STRATEGY

As a fundamental policy, the Fund normally invests at least 80% of its net assets in municipal obligations whose interest payments are:

- excluded from gross income for federal income tax purposes, and

- not subject to the federal alternative minimum tax on individuals.

The Fund invests in securities that are rated as investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. It may also invest in unrated securities of comparable quality.

The Fund may also invest in derivatives, inverse floaters and interest rate caps, zero coupon securities and forward commitments. These instruments may be used to increase the Fund's income or gain. Derivatives, which are financial instruments whose value is based on another security, index or exchange rate, might also be used to hedge various market risks.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio.

Under normal market conditions, the Fund reserves the right to invest up to 20% of its total assets in securities that pay interest subject to federal income tax or the federal alternative minimum tax on individuals. To temporarily defend the value of its assets during unusual market conditions, the Fund may exceed this limit.

The Fund may invest in money market funds so that it can easily convert investments into cash without losing a significant amount of money in the process.

The Fund may also invest in municipal lease obligations. These allow the Fund to participate in municipal lease agreements and installment purchase contracts.

The Fund may invest up to 25% of its total assets in municipal lease obligations backed by letters of credit or guarantees from U.S. and foreign banks and other foreign institutions.

There may be times when there are not enough securities available to meet the Fund's needs. On these occasions, the Fund may invest in repurchase agreements or Treasury securities that may be subject to federal income tax.

The Fund may change any of its non-fundamental investment policies

(including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Fleming Asset Management
(USA) Inc. (JPMFAM (USA)), the adviser, seeks to develop an appropriate portfolio by comparing, among other factors, credit quality, yields and call provisions of different municipal issuers, and examining structural changes along the yield curve in an attempt to maximize investment returns while minimizing risk.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund. The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The principal value of fixed income investments tends to fall when prevailing interest rates rise.

If a municipality gets into financial trouble, it could have difficulty paying interest and principal. This would hurt the Fund's returns and its ability to preserve capital and liquidity.

Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue. Under some circumstances, municipal lease obligations might not pay interest unless the state or municipal legislature authorizes money for that purpose.

Normally, the Fund may invest up to 20% of its total assets in securities whose interest is subject to the federal alternative minimum tax. Consult your tax professional for more information.

Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn.

The Fund may invest in municipal obligations backed by foreign institutions. This could carry more risk than securities backed by U.S. institutions, because of political or economic instability, the imposition of government controls, or regulations that do not match U.S. standards.

The value of zero coupon securities, inverse floaters and interest rate caps tends to fluctuate according to interest rate changes significantly more than the value of ordinary interest-paying debt securities. The price of a security with an interest rate cap will change more often and to a greater degree than a municipal security without one.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

A forward commitment could lose value if the underlying security falls in value before the settlement date or if the other party fails to meet its obligation to complete the transaction.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of the Fund's shares more sensitive to the economic problems affecting those issuing the securities. In addition, more than 25% of the Fund's total assets may be invested in securities that rely on similar projects for their income stream. As a result, the Fund could be more susceptible to developments that affect those projects.

To the extent the Fund invests in money market instruments, it will bear its ratable share of the expenses of the money market fund which would result in duplicative expenses.

  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:

  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
  - WANT AN INCOME THAT IS EXEMPT FROM FEDERAL AND PERSONAL INCOME TAXES THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL
  - ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Select Class Shares (formerly Institutional Class Shares prior to the date of this prospectus). The bar chart shows how the performance of the Fund's shares has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past one year, five years and ten years. It compares that performance to the Lehman Municipal Bond Index, a widely recognized market benchmark, and the Lipper General Municipal Debt Funds Index.

The performance of the Fund's shares prior to 1/1/97 is based on the historical performance of the Fund's predecessor, which was a common trust fund. The historical performance of shares of the predecessor fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.12%.

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                             11.48%
1992                              9.13%
1993                             11.32%
1994                             -3.88%
1995                             14.44%
1996                              4.09%
1997                              9.11%
1998                              6.49%
1999                             -3.26%
2000                             11.68%

------------------------------------------
BEST QUARTER                      5.72%
------------------------------------------
                      1st quarter, 1995
------------------------------------------
WORST QUARTER                    -3.29%
------------------------------------------
                      1st quarter, 1994
------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000

                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
SELECT CLASS SHARES                 11.68        5.49         6.89
------------------------------------------------------------------------------
LEHMAN MUNICIPAL BOND INDEX
(AFTER EXPENSES)                    11.68        5.84         7.32
------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT
FUNDS INDEX (AFTER EXPENSES)        11.10        4.99         6.79
-----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      none
SHAREHOLDER SERVICE FEES                                            0.25
OTHER EXPENSES(1)                                                   0.20
----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                           0.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.00)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                    0.75

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE
This example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year and

- net expenses for one year and total annual operating  expense thereafter.

The example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

                                   1 YEAR    3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       77        240         417          930
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The California Bond Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund are series of Mutual Fund Select Trust which is a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM is the investment adviser and makes the day-to-day investment decisions for the California Bond Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund and Tax Free Income Fund and makes the day-to-day investment decisions for those Funds. JPMFAM (USA) is located at 522 5th Avenue, New York, NY 10036.

Prior to February 28, 2001, the adviser to the Intermediate Tax Free Income Fund, New Jersey Tax Free Income Fund, New York Intermediate Tax Free Income Fund, and Tax Free Income Fund was The Chase Manhattan Bank (Chase) and JPMFAM (USA) was the sub-adviser to those Funds.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:

                                    FISCAL
FUND                                YEAR END         %
--------------------------------------------------------
CALIFORNIA BOND FUND                8/31          0.30
--------------------------------------------------------
INTERMEDIATE TAX FREE INCOME
FUND                                8/31          0.30
--------------------------------------------------------
NEW JERSEY TAX FREE INCOME
FUND                                8/31          0.30
--------------------------------------------------------
NEW YORK INTERMEDIATE TAX
FREE INCOME FUND                    8/31          0.30
--------------------------------------------------------
TAX FREE INCOME FUND                8/31          0.30
--------------------------------------------------------

PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATORS
Either Morgan Guaranty Trust Company of New York or Chase (each an Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the aver-age daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything a particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check clears, which could take 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. This could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service

Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES
You can sell your shares on any day the JPMorgan Funds Service Center is open for trading, either directly to the Funds or through your investment representative. You'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order.

We will need the names of the registered shareholders and your account number before we can sell your shares.

We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You can sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative that you want to sell Select Class Shares. He or she will send all necessary documents to JPMorgan Fund Services. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance falls below $1,000,000 for 30 days' as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction doesn't apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

The Funds may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Funds declare dividends daily and distribute any net investment income (other than short-term capital gains) at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. However, for the New Jersey Tax Free Income Fund, New Jersey residents will not have to pay New Jersey personal income taxes on dividends of tax-exempt income from New Jersey municipal obligations. Similarly, for the New York Intermediate Tax Free Income Fund, New York residents will not have to pay New York State or New York City personal income taxes on dividends of tax-exempt income from New York municipal obligations, and for the California Bond Fund, California residents will not have to pay California personal income taxes on dividends of tax-exempt income from California municipal obligations. The state or municipality where you live may not charge you state or local taxes on dividends of tax-exempt interest earned on certain bonds. Dividends of interest earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

INVESTMENTS
This table discusses the customary types of investments which can be held by each Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and may be rated by S&P, Moody's or other nationally recognized statistical rating organization.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the Fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

===================================================================================================================================
    ++  Permitted (and if applicable,
        percentage limitation)
           percentage of total assets    - BOLD
           percentage of net assets      - ITALIC
    --  Permitted, but not typically used
     +  Permitted, but no current intention of use
     -  Not permitted

              RELATED TYPES OF RISK                        CALIFORNIA  INTERMEDIATE   NEW JERSEY       NEW YORK       TAX FREE
                                                              BOND      TAX FREE       TAX FREE      INTERMEDIATE      INCOME
                                                                         INCOME         INCOME     TAX FREE INCOME

    credit, interest rate, market, prepayment                  --           --           --              --               --

    credit, currency, liquidity, political                     --Domestic   --Domestic   --Domestic      --Domestic       --Domestic
                                                                 only         only         only            only             only

    credit, currency, interest rate, liquidity, market,
    political                                                  ++           ++           ++              ++               ++

    credit, environmental, extension, interest
    rate, liquidity, market, natural event,
    political, prepayment, valuation                            +            +            +               +                +

    credit, interest rate, liquidity, market, valuation        ++           ++           ++              ++               ++

    credit                                                     --           --           --              --               --

    credit                                                     --(1)        --(1)        --(1)           --(1)            --(1)

    credit, currency, interest rate, leverage,
    market, political                                          ++            -            -               -               ++

    credit, interest rate, leverage, liquidity, market         ++           ++           ++              ++               ++

    credit, interest rate, market, natural event,
    political                                                  ++           ++           ++              ++               ++

    interest rate                                              ++           ++           ++              ++               ++

    credit, currency, interest rate, liquidity, market,
    political, valuation                                       ++           ++           ++              ++               ++

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (1) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------

MARKET CONDITIONS
- Each Fund's share price, yield,           - Bonds have generally outperformed       - Under normal circumstances the
  and total return will fluctuate             money market investments over the         Funds plan to remain fully
  in response to bond market                  long term, with less risk than            invested in bonds and other fixed
  movements                                   stocks                                    income securities

- The value of most bonds will fall         - Most bonds will rise in value           - The Funds seek to limit risk and
  when interest rates rise; the               when interest rates fall                  enhance total return or yields
  longer a bond's maturity and the                                                      through careful management,
  lower its credit quality, the             - Mortgage-backed and asset-backed          sector allocation, individual
  more its value typically falls              securities and direct mortgages           securities selection, and
                                              can offer attractive returns              duration management
- Adverse market conditions may
  from time to time cause a Fund to         - Asset-backed securities (securities     - During severe market downturns,
  take temporary defensive                    representing an interest in, or           the Funds have the option of
  positions that are inconsistent             secured by, a pool of mortgages or        investing up to 100% of assets in
  with its principal investment               other assets such as receivables) and     high quality short-term securities
  strategies and may hinder a Fund            direct mortgages could generate
  from achieving its investment               capital losses or periods of low        - Each adviser monitors interest
  objective                                   yields if they are paid off               rate trends, as well as geographic
                                              substantially earlier or                  and demographic information
- Mortgage-backed and asset-backed            later than anticipated
  securities (securities
  representing an interest in, or           - Each Fund is non-diversified,
  secured by, a pool of mortgages             which means that a relatively
  or other assets such as                     high percentage of the Fund's
  receivables) and direct mortgages           assets may be invested in a
  could generate capital losses or            limited number of issuers.
  periods of low yields if they are           Therefore, its performance may be
  paid off substantially earlier or           more vulnerable to changes in the
  later than anticipated                      market value of a single issuer
                                              or a group of issuers

------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY
- The default of an issuer would            - Investment-grade bonds have a           - Each Fund maintains its own
  leave a Fund with unpaid interest           lower risk of default                     policies for balancing credit
  or principal                                                                          quality against potential yields
                                            - Junk bonds offer higher yields            and gains in light of its
- Junk bonds (those rated BB/Ba or            and higher potential gains                investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                                    - Each adviser develops its own
  and may be more difficult to                                                          ratings of unrated securities and
  value                                                                                 makes credit quality determinations
                                                                                        for unrated securities
------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities               - A Fund can take advantage of            - Each Fund segregates liquid
  before issue or for delayed                 attractive transaction                    assets to offset leverage risk
  delivery, it could be exposed to            opportunities
  leverage risk if it does not
  segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its             - A Fund could outperform its             - Each adviser focuses its active
  benchmark due to its sector,                benchmark due to these same               management on those areas where
  securities or duration choices              choices                                   it believes its commitment to
                                                                                        research can most enhance returns
                                                                                        and manage risks in a consistent
                                                                                        way
------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

- Derivatives such as futures,              - Hedges that correlate well with         - The Funds use derivatives, such
  options, swaps and forward                  underlying positions can reduce           as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost           forward foreign currency
  that are used for hedging the                                                         contracts for hedging and for
  portfolio or specific securities          - A Fund could make money and               risk management (i.e., to adjust
  may not fully offset the                    protect against losses if the             duration or yield curve exposure,
  underlying positions and this               management's analysis proves correct      or to establish or adjust
  could result in losses to the                                                         exposure to particular
  Funds that would not have                 - Derivatives that involve leverage         securities, markets, or
  otherwise occurred                          could generate substantial gains          currencies); risk management may
                                              at low cost                               include management of a Fund's
- Derivatives used for risk                                                             exposure relative to its
  management may not have the                                                           benchmark
  intended effects and may result
  in losses or missed opportunities                                                   - The Funds only establish hedges
                                                                                        that they expect will be highly
- The counterparty to a derivatives                                                     correlated with underlying
  contract could default                                                                positions

- Certain types of derivatives                                                        - The Funds (except California
  involve costs to the Funds which                                                      Bond Fund) may use derivatives to
  can reduce returns                                                                    increase income or gain

- Derivatives that involve leverage                                                   - While the Funds may use
  could magnify losses                                                                  derivatives that incidentally
                                                                                        involve leverage, they do not use
- Derivatives used for non-hedging                                                      them for the specific purpose of
  purposes could cause losses that                                                      leveraging their portfolios
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses
------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When a Fund lends a security,             - A Fund may enhance income through       - Each adviser maintains a list of
  there is a risk that the loaned             the investment of the collateral          approved borrowers
  securities may not be returned if           received from the borrower
  the borrower defaults                                                               - The Funds receive collateral
                                                                                        equal to at least 100% of the
- The collateral will be subject to                                                     current value of securities
  the risks of the securities in                                                        loaned
  which it is invested
                                                                                      - The lending agents indemnify a
                                                                                        Fund against borrower default

                                                                                      - Each adviser's collateral
                                                                                        investment guidelines limit the
                                                                                        quality and duration of
                                                                                        collateral investment to minimize
                                                                                        losses

                                                                                      - Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period
------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS
- A Fund could have difficulty              - These holdings may offer more           - No Fund may invest more than 15%
  valuing these holdings precisely            attractive yields or potential            of net assets in illiquid
                                              growth than comparable widely             holdings
- A Fund could be unable to sell              traded securities
  these holdings at the time or                                                       - To maintain adequate liquidity to
  price desired                                                                         meet redemptions, each Fund may
                                                                                        hold investment-grade short-term
                                                                                        securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may
                                                                                        borrow from banks up to 33 1/3%
                                                                                        of the value of its total assets
                                                                                        or draw on a line of credit
------------------------------------------------------------------------------------------------------------------------------

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

------------------------------------------------------------------------------------------------------------------------------
POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading would raise a           - A Fund could realize gains in a         - The Funds may use short-term
  Fund's transaction costs                    short period of time                      trading to take advantage of
                                                                                        attractive or unexpected
- Increased short-term capital              - A Fund could protect against              opportunities or to meet demands
  gains distributions would raise             losses if a bond is overvalued            generated by shareholder activity
  shareholders' income tax                    and its value later falls
  liability                                                                           - The Funds' Portfolio Turnover
                                                                                        Rate for the most recent fiscal
                                                                                        year is listed below:
                                                                                        California Bond Fund:55%
                                                                                        Intermediate Tax Free Income Fund:
                                                                                        15% (for the most recent semi-
                                                                                        annual period)
                                                                                        New Jersey Tax Free Income Fund:48%
                                                                                        New York Intermediate Tax Free
                                                                                        Income Fund:33% (for the most
                                                                                        recent semi-annual period)
                                                                                        Tax Free Income Fund:26% (for the
                                                                                        most recent semi-annual period)
------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN CALIFORNIA BOND FUND

                                                                  Year(1)         Year        Year         Year         Year
                                                                   Ended         Ended       Ended        Ended        Ended
PER SHARE DATA:                                                  4/30/97       4/30/98     4/30/99      4/30/00      4/30/01
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  10.00      $  10.04    $  10.35     $  10.57     $  10.20
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income                                          0.01          0.41        0.40         0.41         0.45
     Net realized and unrealized gain (loss) on investment          0.04          0.31        0.26        (0.36)        0.33
                                                                  ------       -------      ------      -------        -----
     Total from investment operations                               0.05          0.72        0.66         0.05         0.78
  Distributions to shareholders from:
     Net investment income                                          0.01          0.41        0.40         0.41         0.45
     Net realized gain                                                 -             -        0.04         0.01            -
                                                                  ------       -------      ------      -------        -----
     Total distributions to shareholders                            0.01          0.41        0.44         0.42         0.45
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  10.04      $  10.35    $  10.57     $  10.20     $  10.53
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                        0.51%(2)      7.20%       6.43%        0.60%        7.77%
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                           $    302      $  5,811    $ 17,391     $ 13,811     $ 33,036
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                      0.62%(3)      0.65%       0.65%        0.65%        0.65%
----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                             4.52%(3)      3.94%       3.76%        3.99%        4.25%
----------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursement                                    1.17%(3)      1.00%       0.87%        0.85%        0.78%
----------------------------------------------------------------------------------------------------------------------------
  Net investment income without reimbursements                      3.97%         3.59%       3.54%        3.79%        4.12%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                    40%           44%         40%          87%(2)       55%
----------------------------------------------------------------------------------------------------------------------------

(1) The Fund commenced operations on 4/21/97.

(2) Not  annualized.
(3) Annualized.

JPMORGAN INTERMEDIATE TAX FREE INCOME FUND(1)

                                                                                                                      Six Months(3)
                                                                         1/1/97(2)      Year       Year        Year          Ended
                                                                          through      Ended      Ended       Ended        2/28/01
PER SHARE OPERATING PERFORMANCE:                                          8/31/97    8/31/98    8/31/99     8/31/00     (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $10.75     $10.85     $10.93      $10.42         $10.46
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                   0.39       0.56       0.52        0.46           0.22

     Net gains or (losses) in securities (both realized and unrealized)      0.10       0.29      (0.39)       0.10           0.27
                                                                           ------     ------     -------     ------        -------
     Total from investment operations                                        0.49       0.85       0.13        0.56           0.49

  Less distributions:

     Dividends from net investment income                                    0.39       0.56       0.52        0.46           0.22

     Distributions from capital gains                                          --       0.21       0.12        0.06             --
                                                                           ------     ------     -------     ------        -------
     Total distributions                                                     0.39       0.77       0.64        0.52           0.22
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $10.85     $10.93     $10.42      $10.46         $10.73
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 4.58%      8.08%      1.15%       5.54%          4.72%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                       $  631     $  717     $  729      $  694         $  706
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                                0.02%      0.02%      0.03%       0.57%          0.74%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                   5.40%      5.10%      4.81%       4.49%          4.18%
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(4)           0.50%      0.50%      0.50%       0.66%          0.74%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings
  credit(4)                                                                  4.92%      4.62%      4.34%       4.40%          4.18%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        60%        71%        62%         60%            15%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Select Intermediate Tax Free Income Fund: Institutional Shares.
(2) Commencement of operations.
(3) For the semi-annual period (unaudited).
(4) Short periods have been annualized.

JPMORGAN NEW JERSEY TAX FREE INCOME FUND(1)

                                                                                                                      Six Months(3)
                                                                          1/1/97(2)      Year      Year       Year          Ended
                                                                           through      Ended     Ended      Ended        2/28/01
PER SHARE OPERATING PERFORMANCE:                                           8/31/97    8/31/98   8/31/99    8/31/00     (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 9.99     $10.04    $10.24      $9.61          $ 9.73
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                    0.37       0.52      0.49       0.44            0.21

     Net gains or (losses) in securities (both realized and unrealized)       0.05       0.24     (0.45)      0.12            0.36
                                                                            ------     ------    -------     -----          ------
     Total from investment operations                                         0.42       0.76      0.04       0.56            0.57

  Less distributions:

     Dividends from net investment income                                     0.37       0.52      0.49       0.44            0.21

     Distributions from capital gains                                           --       0.04      0.18         --              --
                                                                            ------     ------    -------     -----          ------
     Total distributions                                                      0.37       0.56      0.67       0.44            0.21
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.04     $10.24    $ 9.61      $9.73          $10.09
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.20%      7.82%     0.37%      6.08%           5.92%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                        $   64     $   71    $   68      $  73          $   82
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                                 0.02%      0.02%     0.04%      0.59%           0.75%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                    5.52%      5.16%     4.94%      4.67%           4.28%
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(4)            0.57%      0.63%     0.63%      0.82%           0.94%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings
  credit(4)                                                                   4.97%      4.55%     4.35%     4.44%           4.09%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         14%        60%       24%        48%             48%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Select New Jersey Tax Free Income Fund: Institutional Shares.
(2) Commencement of operations.
(3) For the semi-annual period (unaudited).
(4) Short periods have been annualized.

JPMORGAN NEW YORK INTERMEDIATE TAX FREE INCOME FUND(1)

                                                                                                                      Six Months(3)
                                                                          1/1/97(2)      Year      Year       Year           Ended
                                                                           through      Ended     Ended      Ended         2/28/01
PER SHARE OPERATING PERFORMANCE:                                           8/31/97    8/31/98   8/31/99    8/31/00      (unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $7.09      $7.15     $7.29      $6.91           $7.01
-----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                    0.26       0.37      0.35       0.31            0.15

     Net gains or (losses) in securities (both realized and unrealized)       0.06       0.21     (0.31)      0.10            0.20
                                                                            ------     ------    -------     -----          ------
     Total from investment operations                                         0.32       0.58      0.04       0.41            0.35

  Less distributions:

     Dividends from net investment income                                     0.26       0.37      0.35       0.31            0.15

     Distributions from capital gains                                           --       0.07      0.07         --              --
                                                                            ------     ------    -------     -----          ------
     Total distributions                                                      0.26       0.44      0.42       0.31            0.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $7.15      $7.29     $6.91      $7.01           $7.21
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.62%      8.37%     0.38%      6.13%           5.02%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $ 235      $ 283     $ 295      $ 277           $ 296
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                                 0.03%      0.03%     0.04%      0.58%           0.75%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                    5.52%      5.08%     4.85%      4.48%           4.21%
-----------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(4)            0.53%      0.53%     0.53%      0.70%           0.77%
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings
  credits(4)                                                                  5.02%      4.58%     4.36%      4.36%           4.19%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         32%        66%       39%        46%             33%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Select Intermediate Income Fund: Institutional Shares.
(2) Commencement of operations.
(3) For the semi-annual period (unaudited).
(4) Short periods have been annualized.

JPMORGAN TAX FREE INCOME FUND(1)

                                                                                                                     Six Months(3)
                                                                          1/1/97(2)      Year      Year      Year            Ended
                                                                           through      Ended     Ended     Ended          2/28/01
PER SHARE OPERATING PERFORMANCE:                                           8/31/97    8/31/98   8/31/99   8/31/00      (unaudited)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                         $6.39      $6.45    $ 6.60     $6.19           $6.25
----------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                    0.24       0.35      0.34      0.30            0.14

     Net gains or (losses) in securities (both realized and unrealized)       0.06       0.21     (0.37)     0.06            0.19
                                                                            ------     ------    -------    -----          ------
     Total from investment operations                                         0.30       0.56     (0.03)     0.36            0.33

  Less distributions:

     Dividends from net investment income                                     0.24       0.35      0.34      0.30            0.14

     Distributions from capital gains                                            -       0.06      0.04         -               -
                                                                            ------     ------    -------    -----          ------
     Total distributions                                                      0.24       0.41      0.38      0.30            0.14
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $6.45      $6.60    $ 6.19     $6.25           $6.44
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  4.86%      8.99%    (0.63%)    6.11%           5.42%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                         $ 677      $ 761    $  744     $ 753           $ 785
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGES NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                                 0.02%      0.02%     0.03%     0.57%           0.74%
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                    5.73%      5.39%     5.25%     4.98%           4.61%
----------------------------------------------------------------------------------------------------------------------------------
  Expenses without waivers, reimbursements and earnings credits(4)            0.49%      0.50%     0.50%     0.66%           0.74%
----------------------------------------------------------------------------------------------------------------------------------
  Net investment income without waivers, reimbursements and earnings
  credits(4)                                                                  5.26%      4.91%     4.78%     4.89%           4.61%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         48%        47%       39%       35%             26%
----------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Chase Vista Select Tax Free Income Fund: Institutional Shares
(2) Commencement of operations.
(3) For the semi-annual period (unaudited).
(4) Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O.  BOX  219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                        JPMORGAN FUNDS FULFILLMENT CENTER
                                393 MANLEY STREET
                         WEST BRIDGEWATER, MA 02379-1039

    The Investment Company Act File No. is 811-7841, for all Funds except
         JPMorgan California Bond Fund, whose File Number is 811-7795
      (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-TFS-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN US EQUITY FUNDS
INSTITUTIONAL CLASS SHARES

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMART INDEX(TM) FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Disciplined Equity Fund                                        1
Disciplined Equity Value Fund                                  5
Diversified Fund                                               8
Mid Cap Value Fund                                            13
Small Cap Growth Fund                                         18
SmartIndex(TM) Fund                                           23
U.S. Equity Fund                                              27
U.S. Small Company Fund                                       31
The Funds' Management and Administration                      35
How Your Account Works                                        38
  Buying Fund Shares                                          38
  Selling Fund Shares                                         38
  Exchanging Fund Shares                                      39
  Other Information Concerning the Funds                      39
  Distributions and Taxes                                     40
What the Terms Mean                                           41
Risk and Reward Elements                                      42
Financial Highlights                                          44
How To Reach Us                                       Back cover

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 - 43.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries relative to the S&P 500.

Within each industry, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in equity securities or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P Morgan Investment Management,

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                                 32.35%
1999                                 18.32%
2000                                -10.87%

---------------------------------------------
BEST QUARTER                         22.85%
---------------------------------------------
                          4th quarter, 1998
---------------------------------------------
WORST QUARTER                        -9.91%
---------------------------------------------
                          3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                   PAST 1 YEAR           LIFE OF FUND
-----------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES        -10.87                 15.45
-----------------------------------------------------------------------
S&P(500) INDEX (NO EXPENSES)       -9.10                 15.79
-----------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.35
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.10
OTHER EXPENSES(1)                                               0.20
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        0.65
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.20)
-----------------------------------------------------------------------
NET EXPENSES(2)                                                 0.45
-----------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                        1 YEAR   3 YEARS  5 YEARS   10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)(WITH OR WITHOUT
REDEMPTION)                             46       144      300       750
------------------------------------------------------------------------------

JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights equity securities that are ranked as undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM),

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- impact on the overall risk of the portfolio relative to the benchmark
- temporary mispricings caused by market overreactions

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED, OR ENDORSED, BY ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BANK OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER
     THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                 0.35
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.10
OTHER EXPENSES(2)                                               0.44
-----------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                        0.89
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                        (0.44)
-----------------------------------------------------------------------
NET EXPENSES(3)                                                 0.45
-----------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES,EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.45% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                          1 YEAR   3 YEARS
----------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                               46       144
----------------------------------------------------------

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its industry sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB.

The Fund may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities which may take the form of despositary receipts.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities, asset sectors, or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium-and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be renamed "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                  0.93%
1995                 26.84%
1996                 13.68%
1997                 18.89%
1998                 18.60%
1999                 14.23%
2000                 -3.97%

--------------------------------------
BEST QUARTER                    13.48%
--------------------------------------
                     4th quarter, 1998
--------------------------------------
WORST QUARTER                   -6.13%
--------------------------------------
                     3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                               PAST 1 YEAR     PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES      -3.97           11.95           12.11
---------------------------------------------------------------------------
FUND BENCHMARK (NO EXPENSES)    -2.30           13.06           12.87
---------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)     -9.10           18.33           17.94
---------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93.
(2) THE FUND'S FISCAL YEAR END IS 6/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES (1)                                          0.25
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.25)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.65
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.
The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                           66        208         421         1,035
--------------------------------------------------------------------------------

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the adviser believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of depositary receipts.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme over valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social, and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to the economic problems of those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1998                    19.77%
1999                    13.87%
2000                    35.28%

---------------------------------------------------------
BEST QUARTER                                       17.96%
---------------------------------------------------------
                                       4th quarter, 1998
---------------------------------------------------------
WORST QUARTER                                     -11.06%
---------------------------------------------------------
                                       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(2)

                                                     PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                           35.28         23.45
-------------------------------------------------------------------------------
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)      27.84         13.34
-------------------------------------------------------------------------------
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)            19.18          9.87
-------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                            0.70
DISTRIBUTION (RULE 12b-1)FEES                              NONE
SHAREHOLDER SERVICE FEES                                   NONE
OTHER EXPENSES(1)                                          3.54
------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   4.24
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (3.49)
------------------------------------------------------------------
NET EXPENSES(2)                                            0.75
------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
(REDEMPTION                         77         967         1,872       4,193
--------------------------------------------------------------------------------

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at the initial time of purchase, that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   -THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE. -THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multifaceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year and has another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the guidelines set by the Fund's adviser.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This makes the value of its shares more sensitive to economic problems among those issuing the securities.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998            14.86%
1999            46.54%
2000            -7.79%

-------------------------------------------------------------------
BEST QUARTER                                                 23.59%
-------------------------------------------------------------------
                                                 4th quarter, 1998
-------------------------------------------------------------------
WORST QUARTER                                               -18.29%
-------------------------------------------------------------------
                                                 3rd quarter, 1998
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                          -7.79         15.82
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)                     -3.02          4.80
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43          3.02
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses for the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.80
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    NONE
OTHER EXPENSES(1)                                           4.67
-------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    5.47
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (4.62)
-------------------------------------------------------------------
NET EXPENSES(2)                                             0.85
-------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.85% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.
The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                 1 YEAR         3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)              87             1,221       2,344       5,107
--------------------------------------------------------------------------------

JPMORGAN SMARTINDEX(TM) FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities while maintaining risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large and medium capitalization U.S. and foreign companies included in the S&P 500. While the Fund seeks to invest in a portfolio of equity securities with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in equity securities which are not part of the index. The Fund's sector weightings are expected to be similar to those of the S&P 500. Within each industry, the Fund may moderately overweight equity securities that appear undervalued or fairly valued and underweight or not hold stocks that appear overvalued. Accordingly, the Fund's performance is expected to differ from that of the S&P 500. The Fund expects to ordinarily hold a portfolio of approximately 325 stocks. The Fund generally considers selling equity securities that appear significantly over-valued.

By controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH THE POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the performance record with respect to the Fund's Shares. The bar chart shows how the performance of the Fund's Institutional Class Shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -6.14%.

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1999                   19.61%
2000                  -11.01%

---------------------------------------
BEST QUARTER                     12.97%
---------------------------------------
                      4th quarter, 1999
---------------------------------------
WORST QUARTER                    -8.09%
---------------------------------------
                      4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                              PAST 1 YEAR           LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                    -11.01                3.06
--------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)                    -9.10                4.89
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 12/31/98.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.24
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.59
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.24)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                             0.35
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.35% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR        3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR
WITHOUT REDEMPTION)               36            113         254         665

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stock, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value.

The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

The Fund may invest in mid-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional classes of shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

For the period 1/1/91 through 9/30/93, returns reflect performance of The Pierpont Equity Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991         34.12%
1992          8.73%
1993         11.06%
1994         -0.32%
1995         32.83%
1996         21.22%
1997         28.58%
1998         24.79%
1999         14.88%
2000         -6.37%

----------------------------------------------
BEST QUARTER                          21.46%
----------------------------------------------
                           4th quarter, 1998
----------------------------------------------
WORST QUARTER                        -17.97%
----------------------------------------------
                           3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                       PAST 1 YR.     PAST 5 YRS.  PAST 10 YRS.
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES             -6.37          15.91        16.19
-------------------------------------------------------------------------------
S&P 500 INDEX (NO EXPENSES)            -9.10          18.33        17.44
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                              NONE
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.24
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.74
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.10)
--------------------------------------------------------------------
NET EXPENSES(2)                                             0.64
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.64% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                    1 YEAR      3 YEARS    5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                         65          205        380         889
--------------------------------------------------------------------------------

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 42 -
43.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in stocks of small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in stocks it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
   - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

   - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

   - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
   - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

For the period 1/1/91 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS (1)
[CHART]

1991                 59.59%
1992                 18.98%
1993                  8.59%
1994                 -5.81%
1995                 31.88%
1996                 20.84%
1997                 22.70%
1998                 -5.28%
1999                 44.30%
2000                 -9.59%

-----------------------------------------
BEST QUARTER                    34.75%
-----------------------------------------
                     4th quarter, 1999
-----------------------------------------
WORST QUARTER                  -21.61%
-----------------------------------------
                     3rd quarter, 1998
-----------------------------------------

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000

                                   PAST 1 YEAR      PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES         -9.59            12.87         16.72
-------------------------------------------------------------------------------
RUSSELL 2000 INDEX (NO EXPENSES)   -3.02            10.31         15.53
-------------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                              0.60
DISTRIBUTION (RULE 12b-1) FEES                               NONE
SHAREHOLDER SERVICE FEES                                     0.10
OTHER EXPENSES(1)                                            0.22
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     0.92
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                     (0.09)
--------------------------------------------------------------------
NET EXPENSES(2)                                              0.83
--------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.83% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                     1 YEAR    3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($) (WITH OR WITHOUT
REDEMPTION)                          85        265         482         1,105
--------------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value and SmartIndex(TM) Funds are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming Inc. are the investment advisers and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified,
SmartIndex(TM), U.S. Equity, and U.S. Small Company Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036. Robert Fleming Inc. is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming Inc. is located at 522 5th Avenue, New York, NY 10036.

JPMIM and Robert Fleming Inc. are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

                          FISCAL
FUND                      YEAR END     %
---------------------------------------------
DISCIPLINED EQUITY FUND   5/31      0.35
---------------------------------------------
DIVERSIFIED FUND          6/30      0.55
---------------------------------------------
MID CAP VALUE FUND        9/30      0.70
---------------------------------------------
SMALL CAP GROWTH FUND     9/30      0.80
---------------------------------------------
SMARTINDEX(TM) FUND       5/31      0.25
---------------------------------------------
U.S.EQUITY FUND           5/31      0.40
---------------------------------------------
U.S. SMALL COMPANY FUND   5/31      0.60
---------------------------------------------

PORTFOLIO MANAGERS
DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Vice President, Timothy J. Devlin, Vice President, and Nanette Buziak, Vice President, Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo - Mitsubishi Asset Management. Mr. Devlin has been at JPMorgan Chase (or one of its predecessors) since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997.

DISCIPLINED EQUITY VALUE FUND

The portfolio management team is led by Messrs. Devlin, Gill and Raffaele Zingone. Mr. Zingone has been at JPMIM since 1991. Previously he served as a U.S. equity portfolio manager in London and New York. Please see above for information on Messrs. Devlin and Gill.

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, Vice President, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, Vice President, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the

Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of the Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

SMARTINDEX(TM) FUND

The portfolio management team is led by Timothy J. Devlin, Vice President, Joseph Gill, Vice President, and Nanette Buziak, Vice President. Please see above for information on Messrs. Devlin, Gill and Ms. Buziak.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, Managing Director, and James H. Russo, Vice President and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, Managing Director, and Carolyn Jones, Vice President. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase Manhattan Bank (Chase) provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, SmartIndex(TM), U.S. Equity and U.S. Small Company Funds. Chase is the administrator for the Mid Cap Value and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The administrator for the Mid Cap Value and Small Cap Growth Funds receives 0.10% as a percentage of each Fund's average daily net assets.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund (except the Mid Cap Value and Small Cap Growth Fund) held by investors serviced by the shareholder servicing agent.

The advisers and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Institutional Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet only minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:
JPMorgan Institutional Funds Service Center
500 Stanton Christiana Road
Newark, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, SmartIndex(TM),and U.S.Equity Funds generally distribute net investment income at least quarterly. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. The U.S. Small Company Fund generally distributes any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

WHAT THE TERMS MEAN

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before         - The Funds can take advantage of           - The Funds segregate liquid assets to
  issue or for delayed delivery, it            transaction opportunities                   offset leverage risks
  could be exposed to leverage risk if       - The Funds could realize gains in a
  it does not segregate liquid assets          short period of time

SHORT-TERM TRADING
- Increased trading could raise a Fund's     - The Funds could protect against losses    - The Funds' generally avoid short-term
  brokerage and related costs                  if a stock is overvalued and its value      trading, except to take advantage of
- Increased short-term capital gains           later falls                                 attractive or unexpected opportunities
  distributions could raise                                                                or to meet demands generated by
  shareholders' income tax liability                                                       shareholder activity
                                                                                         - The Funds' Portfolio Turnover Rate for
                                                                                           the most recent fiscal year is listed
                                                                                           below:
                                                                                           Disciplined          SmartIndex
                                                                                           Equity Fund:   72%   Fund          67%
                                                                                           Diversified          U.S. Equity
                                                                                           Fund:         185%   Fund          81%
                                                                                           Mid Cap              U.S. Small
                                                                                           Value Fund           Company Fund 110%
                                                                                           (for the most
                                                                                           recent semi-annual
                                                                                           period)     41.58%
                                                                                           Small Cap
                                                                                           Growth Fund (for
                                                                                           the most recent
                                                                                           semi-annual
                                                                                           period)     34.10%
DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with           - The Funds use Derivatives, such as
  swaps and forward foreign currency           underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging       eliminate losses at low cost                foreign currency contracts, for
  the portfolio or specific securities       - The Funds could make money and protect      hedging and for risk management (i.e.,
  may not fully offset the underlying          against losses if management's              to adjust duration or yield curve
  positions and this could result in           analysis proves correct                     exposure, or to establish or adjust
  losses to a fund that would not have       - Derivatives that involve leverage           exposure to particular securities,
  otherwise occured                            could generate substantial gains at         markets or currencies); risk
- Derivatives used for risk management         low cost                                    management may include management of a
  or to increase the Fund's gain may not                                                   Fund's exposure relative to its
  have the intended effects and may                                                        benchmark. Certain Funds may also use
  result in losses or missed                                                               derivatives to increase the Fund's
  opportunities                                                                            gain
- The counterparty to a derivatives                                                      - A Fund only establishes hedges that it
  contract could default Derivatives                                                       expects will be highly correlated with
  that involve leverage could magnify                                                      underlined positions
  losses                                                                                 - While the Funds may use derivatives
- Certain types of derivatives involve                                                     that incidently involve leverage, they
  costs to the Funds which can reduce                                                      do not use them for the specific
  returns                                                                                  purpose of leveraging their portfolio
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING
- When a Fund lends a security, there is     - The Funds may enhance income through      - Each adviser maintains a list of
  a risk that the loaned securities may        the investment of the collateral            approved borrowers
  not be returned if the borrower or the       received from the borrower                - The Funds receive collateral equal to
  lending agent defaults                                                                   at least 100% of the current value of
- The collateral will be subject to the                                                    the securities loaned
  risks of the securities in which it is                                                 - The lending agents indemnify the Funds
  invested                                                                                 against borrower default
                                                                                         - Each adviser's collateral investment
                                                                                           guidelines limit the quality and
                                                                                           duration of collateral investment to
                                                                                           minimize losses
                                                                                         - Upon recall, the borrower must return
                                                                                           the securities loaned within the
                                                                                           normal settlement period

MARKET CONDITIONS
- Each Fund's share price and                - Stocks have generally outperformed        - Under normal circumstances the Funds
  performance will fluctuate in response       more stable investments (such as bonds      plan to remain fully invested, with at
  to stock and/or bond market movements        and cash equivalents) over the long         least 65% in stocks; stock investments
- Adverse market conditions may from           term                                        may include U.S. and foreign common
  time to time cause a Fund to take          - With respect to the Diversified Fund,       stocks, convertible securities,
  temporary defensive positions that are       a diversified, balanced portfolio           preferred stocks, trust or partnership
  inconsistent with its principal              should mitigate the effects of wide         interests, warrants, rights, REIT
  investment strategies and may hinder         market fluctuations, especially when        interests and investment company
  the Fund from achieving its                  stock and bond prices move in               securities
  investment objective                         different directions                      - A Fund seeks to limit risk and enhance
                                                                                           performance through active management
                                                                                           and diversification
                                                                                         - During severe market downturns, each
                                                                                           Fund has the option of investing up to
                                                                                           100% of assets in investment-grade
                                                                                           short-term securities

MANAGEMENT CHOICES
- A Fund could underperform its              - A Fund could outperform its benchmark     - The advisers focus their active
  benchmark due to its securities and          due to these same choices                   management on securities selection,
  asset allocation choices                                                                 the area where they believe their
                                                                                           commitment to research can most
                                                                                           enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements         - The Funds, except the Diversified
  reduce gains or create losses                could generate gains or reduce losses       Fund, anticipate that total foreign
- A Fund could lose money because of         - Foreign investments, which represent a      investments will not exceed 20% of
  foreign government actions, political        major portion of the world's                assets (10% for the Small Cap Growth
  instability, or lack of adequate and         securities, offer attractive potential      Fund and 30% for the Diversified Fund)
  accurate information                         performance and opportunities for         - The Funds actively manage the currency
- Currency and investment risks tend to        diversification                             exposure of their foreign investments
  be higher in emerging markets; these       - Emerging markets can offer higher           relative to their benchmarks, and may
  markets also present higher liquidity        returns                                     hedge back into the U.S. dollar from
  and valuation risks                                                                      time to time (see also "Derivatives");
                                                                                           these currency management techniques
                                                                                           may not be available for certain
                                                                                           emerging markets investments

ILLIQUID HOLDINGS
- Each Fund could have difficulty            - These holdings may offer more             - No Fund may invest more than 15% of
  valuing these holdings precisely             attractive yields or potential growth       net assets in illiquid holdings
- Each Fund could be unable to sell            than comparable widely traded             - To maintain adequate liquidity to meet
  these holdings at the time or price it       securities                                  redemptions, each Fund may hold high
  desires                                                                                  quality short-term securities
                                                                                           (including repurchase agreements and
                                                                                           reverse repurchase agreements) and,
                                                                                           for temporary or extraordinary
                                                                                           purposes, may borrow from banks up to
                                                                                           33 1/3% of the value of its total
                                                                                           assets or draw on a line of credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund has been audited, except as noted by Ernest & Young LLP, whose reports, along with the funds' financial statements are included in the funds' annual reports, which are available upon request.

This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each fund's financial statements, are included in the representative fund's annual report, which are available upon request.

JPMORGAN DISCIPLINED EQUITY FUND(1)


                                                                         Year         Year       Year       Year      1/3/97(2)
                                                                        Ended        Ended      Ended      Ended        Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         5/31/01     5/31/00    5/31/99    5/31/98        5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.54      $ 17.57    $ 14.96    $ 11.47      $10.00
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                                0.14         0.17       0.17       0.12        0.04

     Net gains or losses on investments(both realized and unrealized)    (1.89)        0.81       3.18       3.62        1.43
                                                                       ---------    --------   --------   --------     ----------
     Total from investment operations                                    (1.75)        0.98       3.35       3.74        1.47

  Less distributions:

     Dividends from net investment income                                 0.14         0.18       0.15       0.12          --

     Distributions from capital gains                                       --         0.83       0.59       0.13          --
                                                                       ---------    --------   --------   --------     ----------
     Total distributions                                                  0.14         1.01       0.74       0.25          --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $ 15.65      $ 17.54    $ 17.57    $ 14.96      $11.47
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                             (9.99)%       5.54%     23.07%     32.98%      14.70%(3)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $ 1,210      $ 1,476    $ 1,008    $   296      $   50
---------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
  Expenses(4)                                                             0.45%        0.45%      0.45%      0.45%       0.45%
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income(4)                                                0.85%        1.04%      1.14%      1.27%       1.58%
---------------------------------------------------------------------------------------------------------------------------------
  Expenses without reimbursements(4)                                      0.55%        0.55%      0.60%      0.72%       1.34%
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income without reimbursements(4)                         0.75%        0.94%      0.99%      1.00%       0.69%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover**                                                        72%          56%        51%        61%         20%(3)
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional Disciplined Equity Fund.
(2) Commencement of operations.
** The percentages reflect the portfolio turnover of The Disciplined Equity Portfolio, of which the Fund invested all of its investable assets.
(3) Not annualized.
(4) Short periods have been annualized.

JPMORGAN DIVERSIFIED FUND

                                                                           Year        Year        Year         Year        Year
                                                                          Ended       Ended       Ended        Ended       Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          6/30/01     6/30/00     6/30/99      6/30/98     6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $16.61       $16.36      $15.06       $13.89      $12.22
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

     Net investment income                                               0.38         0.36        0.34         0.33        0.37

     Net gains or losses in securities (both realized and unrealized)   (1.54)        0.70        1.61         2.03        2.02
                                                                       ---------    --------   --------   --------     ----------
     Total from investment operations                                   (1.16)        1.06        1.95         2.36        2.39

  Distributions to shareholders from:

     Dividends from net investment income                                0.38         0.26        0.35         0.53        0.32

     Distributions from capital gains                                    0.42         0.55        0.30         0.66        0.40
                                                                       ---------    --------   --------   --------     ----------
     Total distributions                                                 0.80         0.81        0.65         1.19        0.72
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $14.65       $16.61      $16.36       $15.06      $13.89
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (7.01%)       6.61%      13.35%       18.06%      20.52%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                $  360       $  359      $  266       $  227      $   70
--------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 0.98%        0.96%       0.98%        0.98%       0.98%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    2.42%        2.19%       2.22%        2.81%       3.00%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                          1.01%        0.98%       1.01%        1.07%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                             2.39%        2.17%       2.19%        2.72%       2.73%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover(1)                                                     185%         217%        144%          82%        100%
--------------------------------------------------------------------------------------------------------------------------------

(1) The percentages reflect the portfolio turnover of The Diversified Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID CAP VALUE FUND(1)

                                                                      10/01/00(2)
                                                                          Through      Year       Year    11/13/97(2)
                                                                          3/31/01     Ended      Ended        Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        (unaudited)   9/30/00    9/30/99        9/30/98
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.06       $13.56    $ 10.62      $10.00
---------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                0.25         0.11       0.02        0.11
    Net realized and unrealized gain on investments                      1.23         2.59       3.20        0.54
                                                                         ----         ----       ----        ----
    Total from investment operations                                     1.48         2.70       3.22        0.65
  Less distributions:
    From net investment income                                           0.15         0.09       0.10        0.03
    From net realized gain                                               0.87         3.11       0.18          --
                                                                         ----         ----       ----        ----
     Total distributions                                                 1.02         3.20       0.28        0.03
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $13.52       $13.06    $ 13.56      $10.62(3)
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            11.61%(3)    23.76%     30.41%       6.50%(3)
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $  4.2       $  4.7    $   3.6      $  2.9
---------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------
Before fees waived and expenses absorbed                                 4.30%(4)     4.24%      5.11%       7.72%(4)
---------------------------------------------------------------------------------------------------------------------
After fees waived and expenses absorbed                                  0.75%(4)     0.97%      1.25%       1.25%(4)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.07%(4)     0.84%      0.06%       0.73%(4)
 (after fees waived and expenses absorbed)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                 41.58%(3)    98.95%    108.74%      73.34%(3)
---------------------------------------------------------------------------------------------------------------------

(1) Formerly Fleming Mid Cap Value
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN SMALL CAP GROWTH FUND(1)

                                                                         10/01/00
                                                                          Through        Year           Year       11/14/97(2)
                                                                          3/31/01       Ended          Ended           Through
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                        (unaudited)     9/30/00        9/30/99           9/31/98
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 15.12        $ 13.45         $ 9.47         $10.00
------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income (loss)                                       (0.26)         (0.08)          0.08           0.08

    Net realized and unrealized gain (loss) on investments             (4.60)          4.34           4.28          (0.59)
                                                                     --------       --------       -------        --------
    Total from investment operations                                   (4.86)          4.26           4.36          (0.51)

  Less distributions:

    From net investment income                                            --           0.04           0.09           0.02

    From net realized gain                                              2.15           2.55           0.29             --
                                                                     --------       --------       -------        --------
    Total distributions                                                 2.15           2.59           0.38           0.02
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  8.11        $ 15.12         $13.45         $ 9.47
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                          (35.22%)(3)     36.33%         46.61%         (5.15%)(3)
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                 $   1.8        $   4.0         $  1.8         $  1.1
------------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
Before fees waived and expenses absorbed                                5.98%(4)       5.47%         10.19%         13.84%(4)
------------------------------------------------------------------------------------------------------------------------------
After fees waived and expenses absorbed                                 0.85%(4)       1.05%          1.35%          1.35%(4)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   (0.49%)(4)     (0.61%)        (0.68%)        (0.30%)(4)
 (after fees waived and expenses absorbed)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                34.10%(3)      88.25%         70.75%         35.47%(3)
------------------------------------------------------------------------------------------------------------------------------

(1) Formerly Fleming Small Cap Growth Fund
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN SMARTINDEX(TM) FUND(1)

                                                                                       Year          Year       12/31/98(2)
                                                                                      Ended         Ended           through
PER SHARE DATA FOR FISCAL PERIODS ENDED                                             5/31/01       5/31/00           5/31/99
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 17.07         $16.06         $15.00
---------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                            0.16           0.14           0.07
    Net gains or losses on securities (both realized and unrealized)                (2.06)          1.02           1.02
                                                                                    -----           ----           ----
    Total from investment operations                                                (1.90)          1.16           1.09
  Less distributions:
    Dividends from net investment income                                             0.15           0.14           0.03
    Distributions from capital gains                                                   --           0.01             --
                                                                                    -----           ----           ----
    Total distributions                                                              0.15           0.15           0.03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 15.02         $17.07         $16.06
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                       (11.21)%         7.25%          7.27%(3)
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $   483         $  401         $    5
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
Expenses (excluding dividend expense)(4)                                             0.35%          0.35%          0.35%
---------------------------------------------------------------------------------------------------------------------------
Net investment income(4)                                                             1.00%          1.26%          1.13%
---------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements(including dividend expense)(4)                       0.49%          0.58%          5.44%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements(including dividend expense)(4)          0.86%          1.03%         (3.96)%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                67%            45%            19%
---------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan SmartIndex(TM) Fund
(2) Commencement of operations.
(3) Not annualized.
(4) Annualized.

JPMORGAN U.S. EQUITY FUND(1)

                                                                                Year       Year       Year       Year        Year
                                                                               Ended      Ended      Ended      Ended       Ended
PER SHARE DATA FOR FISCAL YEARS ENDED                                        5/31/01    5/31/00    5/31/99    5/31/98     5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $12.79      $15.08     $16.73     $15.66      $14.00
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                     0.08        0.11       0.16       0.15        0.17

    Net gains or losses on investments (both realized and unrealized)        (0.96)       0.26       2.39       3.81        3.02
                                                                            -------      ------     ------     ------      ------
    Total from investment operations                                         (0.88)       0.37       2.55       3.96        3.19

  Less distributions:

    Dividends from net investment income                                      0.08        0.11       0.17       0.18        0.25

    Distributions from capital gains                                          0.71        2.55       4.03       2.71        1.28
                                                                            -------      ------     ------     ------      ------
    Total distributions to shareholders                                       0.79        2.66       4.20       2.89        1.53
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $11.12      $12.79     $15.08     $16.73      $15.66
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 (6.99)%      2.45%     18.66%     28.53%      25.21%
=================================================================================================================================
Net assets, end of period (in millions)                                     $  151      $  241     $  278     $  379      $  330
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses(2)                                                                   0.62%       0.60%      0.60%      0.60%       0.60%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.57%       0.76%      0.89%      0.89%       1.33%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements(2)                                            0.64%       0.63%      0.63%      0.63%       0.65%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements(2)                               0.55%       0.73%      0.86%      0.86%       1.28%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                           81%         89%        84%       106%         99%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional U.S. Equity Fund
(2) Short periods have been annualized.
(3) The percentages reflect the portfolio turnover of The U.S. Equity Portfolio, of which the Fund invested all of the investable assets.

JPMORGAN U.S. SMALL COMPANY FUND(1)

                                                                               Year      Year         Year       Year        Year
                                                                              Ended     Ended        Ended      Ended       Ended
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                              5/31/01   5/31/00      5/31/99    5/31/98     5/31/97
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $15.11      $11.98     $ 15.30      $14.09      $13.97
---------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                                   0.08        0.04        0.08        0.09        0.10

    Net gains or losses on investments(both realized and unrealized)        0.03(2)     3.10       (1.83)       3.04        1.07
                                                                           --------    ------      -------     ------      ------
    Total from investment operations                                        0.11        3.14       (1.75)       3.13        1.17

  Less distributions:

    Dividends from net investment income                                    0.09        0.01        0.08        0.08        0.13

    Distributions from capital gains                                        1.79          --        1.49        1.84        0.92
                                                                           --------    ------      -------     ------      ------
    Total distributions                                                     1.88        0.01        1.57        1.92        1.05
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.34      $15.11     $ 11.98      $15.30      $14.09
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                0.94%      26.23%     (10.79)%     23.55%       9.44%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   $  410      $  358     $   345      $  420      $  402
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                    0.82%       0.80%       0.80%       0.80%       0.80%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       0.54%       0.26%       0.55%       0.55%       0.81%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                             0.82%       0.82%       0.85%       0.85%       0.85%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                0.54%       0.24%       0.50%       0.50%       0.76%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                                        110%        104%        104%         96%         98%
---------------------------------------------------------------------------------------------------------------------------------

(1) Formerly J.P. Morgan Institutional U.S. Small Company Fund
(2) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the fund during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values.
(3) The percentages reflect the portfolio turnover of The U.S. Small Company Portfolio, of which the Fund invested all of its investable assets.

                       This page intentionally left blank.

HOW TO REACH US


MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

             The Investment Company Act File Nos. for each Fund are:
              JPMorgan Disciplined Equity Fund            811-7342
              JPMorgan Disciplined Equity Value Fund      811-7795
              JPMorgan Diversified Fund                   811-7342
              JPMorgan Mid Cap Value Fund                 811-8189
              JPMorgan Small Cap Growth Fund              811-8189
              JPMorgan SmartIndex(TM) Fund                811-7795
              JPMorgan U.S. Equity Fund                   811-7342
              JPMorgan U.S. Small Company Fund            811-7342
        (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR-EQI-901 X

                           JPMORGAN U.S. EQUITY FUNDS
                     JPMORGAN DISCIPLINED EQUITY VALUE FUND
                              INSTITUTIONAL CLASS
                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

INSTITUTIONAL CLASS SHARES OF THE FUND WILL NOT BE AVAILABLE UNTIL SEPTEMBER 28, 2001.

                                                                     SUP-EQI-901

                                             PROSPECTUS SEPTEMBER 7, 2001


JPMORGAN U.S. EQUITY FUNDS
CLASS A, CLASS B, AND CLASS C SHARES


DISCIPLINED EQUITY VALUE FUND






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO]JPMORGAN FLEMING
      Asset Management

CONTENTS

Disciplined Equity Value Fund                                        1
The Fund's Management and Administration                             6
How Your Account Works                                               7
   Know Which Classes to Buy                                         7
   Buying Fund Shares                                                8
   Selling Fund Shares                                              10
   Other Information Concerning the Fund                            11
   Distributions and Taxes                                          12
Shareholder Services                                                13
What the Terms Mean                                                 14
Risk and Reward Elements                                            15
How To Reach Us                                             Back cover

JPMORGAN DISCIPLINED EQUITY VALUE FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 15 - 16.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large-
capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights equity securities that are ranked as undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED, OR ENDORSED, BY ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of the Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                         CLASS A SHARES       CLASS B SHARES        CLASS C SHARES
----------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*             5.75%                NONE                  NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                     NONE                 5.00%                 1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                         CLASS A SHARES       CLASS B SHARES        CLASS C SHARES
----------------------------------------------------------------------------------------------------
 MANAGEMENT FEES                         0.35                 0.35                  0.35
 DISTRIBUTION (RULE 12B-1)
 FEES                                    0.25                 0.75                  0.75
 SHAREHOLDER SERVICE FEES                0.25                 0.25                  0.25
 OTHER EXPENSES(2)                       0.69                 0.69                  0.69

 TOTAL OPERATING EXPENSES                1.54                 2.04                  2.04

 FEE WAIVER AND EXPENSE

 REIMBURSEMENT(3)                       (0.59)               (0.59)                (0.59)

 NET EXPENSES(3)                         0.95                 1.45                  1.45


(1) THE FUND'S FISCAL YEAR END IS 10/31.
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.95%, 1.45% AND 1.45%, RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES* ($)            666        979         1,314       2,257

 CLASS B SHARES** ($)           648        883         1,241       2,193***

 CLASS C SHARES** ($)           248        583         1,044       2,322

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES ($)             148        583         1,044       2,193***

 CLASS C SHARES ($)             148        583         1,044       2,322


  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036.

JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS
The portfolio management team is led by Timothy J. Devlin, Vice President, Joseph Gill, Vice President, and Raffaele Zingone, Vice President. Mr. Gill has been at JPMIM since 1996 and prior to that he was a portfolio manager at Bank of Tokyo-Mitsubishi Asset Management. Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Mr. Zingone has been at JPMIM since 1991. Previously he served as a U.S. Equity portfolio manager in London and New York.

THE FUND'S ADMINISTRATOR
The Morgan Guaranty Trust Company of New York (Morgan Guaranty) provides administrative services and oversees the Fund's other service providers. The administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or the distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


KNOW WHICH CLASSES TO BUY
The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You may pay a sales charge to buy Class A Shares, and you may pay a sales charge with respect to Class B or C shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors.



TOTAL SALES CHARGE

                                   AS % OF THE      AS %
                                   OFFERING         OF NET
 AMOUNT OF                         PRICE            AMOUNT
 INVESTMENT                        PER SHARE        INVESTED
--------------------------------------------------------------
 LESS THAN $100,000                5.75             6.10

 $100,000 BUT UNDER $250,000       3.75             3.90

 $250,000 BUT UNDER $500,000       2.50             2.56

 $500,000 BUT UNDER
 $1 MILLION                        2.00             2.04

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into

Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
-------------------------------------------
 1                   5%

 2                   4%

 3                   3%

 4                   3%

 5                   2%

 6                   1%

 7                   NONE

 8                   NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B or Class C will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Estimated Annual Operating Expenses for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative you want to buy shares in the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

MINIMUM INVESTMENTS


 TYPE OF                    INITIAL            ADDITIONAL
 ACCOUNT                    INVESTMENT         INVESTMENTS
------------------------------------------------------------
 REGULAR ACCOUNT            $2,500             $100

 SYSTEMATIC INVESTMENT
 PLAN(1)                    $1,000             $100

 IRAS                       $1,000             $100

 SEP-IRAS                   $1,000             $100

 EDUCATION IRAS             $500               $100


(1) For alternative minimum investments for systematic investment plan accounts, please see Shareholder Services.

You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to cease offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. If you purchase your shares by uncertified check, you cannot sell your shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class B or Class C shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative you want to sell shares in the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of the Fund worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. See Shareholder Services for details.

GENERAL
If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares for Class C Shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes net investment income at least quarterly. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also chose to make a lower initial investment of $250 which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. It's a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

WHAT THE TERMS MEAN


DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.



POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities before       - The Fund can take advantage of          - The Fund segregates liquid assets to offset
  issue or for delayed delivery, it            attractive transaction opportunities      leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading could raise the          - The Fund could protect against          - The Fund generally avoids short-term
  Fund's brokerage and related costs           losses if a stock is overvalued and       trading, except to take advantage of
- Increased short-term capital gains           its value later falls                     attractive or unexpected opportunities or
  distributions could raise shareholders'                                                to meet demands generated by shareholder
  income tax liability                                                                   activity

DERIVATIVES
- Derivatives such as futures, options,      - Hedges that correlate well with         - The Fund uses derivatives, such as futures,
  swaps, and forward foreign currency          underlying positions can reduce or        options, swaps and forward foreign currency
  contracts(1) that are used for hedging       eliminate at low cost                     contracts, for hedging and for risk
  the portfolio or specific securities       - The Fund could make money and             management (i.e., to adjust duration or
  may not fully offset the underlying          protect against losses if                 yield curve exposure, or to establish or
  positions and this could result in           management's analysis proves              adjust exposure to particular securities,
  losses to a Fund that would not have         correct                                   markets or currencies); risk management may
  otherwise occurred                         - Derivatives that involve leverage         include management of the Fund's exposure
- Derivatives used for risk management         could generate substantial gains          relative to its benchmark. Certain Funds
  or to increase the Fund's gain may           at low cost                               may also use derivatives to increase the
  not have the intended effects and                                                      Fund's gain
  may result in losses or missed                                                       - The Fund only establishes hedges that it
  opportunities                                                                          expects will be highly correlated with
- The counterparty to a derivatives                                                      underlying positions
  contract could default                                                               - While the Fund may use derivatives that
- Derivatives that involve leverage                                                      incidentally involve leverage, it does not
  could magnify losses                                                                   use them for the specific purpose of
- Certain types of derivatives                                                           leveraging their portfolio
  involve costs to the Fund which can
  reduce returns
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by the Fund, accelerate
  recognition of income to the Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of the Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                              POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
- When the Fund lends a security, there is   - The Fund may enhance income through     - The adviser maintains a list of approved
  a risk that the loaned securities may        the investment of the collateral          borrowers
  not be returned if the borrower or the       received from the borrower              - The Fund receives collateral equal to at
  lending agent defaults                                                                 least 100% of the current value of the
- The collateral will be subject to the                                                  securities loaned
  risks of the securities in which it is                                               - The lending agents indemnify the Fund
  invested                                                                               against borrower default
                                                                                       - The adviser's collateral investment
                                                                                         guidelines limit the quality and duration
                                                                                         of collateral investment to minimize losses
                                                                                       - Upon recall, the borrower must return the
                                                                                         securities loaned within the normal
                                                                                         settlement period

MARKET CONDITIONS
- The Fund's share price and performance     - Stocks have generally outperformed      - Under normal circumstances the Fund plans
  will fluctuate in response to stock          more stable investments (such as          to remain fully invested, with at least 65%
  and/or bond market movements                 bonds and cash equivalents) over the      in equities; equity investments may include
- Adverse market conditions may from time      long term                                 U.S. and foreign common stocks, convertible
  to time cause the Fund to take temporary                                               securities, preferred stocks, trust or
  defensive positions that are                                                           partnership interests, warrants, rights,
  inconsistent with its principal                                                        REIT interests and investment company
  investment strategies and may hinder the                                               securities
  Fund from achieving its investment                                                   - The Fund seeks to limit risk and enhance
  objective                                                                              performance through active management and
                                                                                         diversification
                                                                                       - During severe market downturns, the Fund
                                                                                         has the option of investing up to 100% of
                                                                                         assets in short-term instruments

MANAGEMENT CHOICES
- The Fund could underperform its            - The Fund could outperform its           - The advisers focus its active management
  benchmark due to its securities and          benchmark due to these same choices       on securities selection, the area where
  asset allocation choices                                                               it believes its commitment to research
                                                                                         can most enhance returns

FOREIGN INVESTMENTS
- Currency exchange rate movements could     - Favorable exchange rate movements       - The Fund anticipates that total foreign
  reduce gains or create losses                could generate gains or reduce losses     investments will not exceed 20% of total
- The Fund could lose money because of       - Foreign investments, which represent      assets
  foreign government actions, political        a major portion of the world's          - The Fund actively manages the currency
  instability, or lack of adequate and         securities, offer attractive              exposure of their foreign investments
  accurate information                         potential performance and                 relative to their benchmarks, and may hedge
- Currency and investment risks tend to        opportunities for diversification         back into the U.S. dollar from time to time
  be higher in emerging markets; these       - Emerging markets can offer higher         (see also "Derivatives"); these currency
  markets also present higher liquidity        returns                                   management techniques may not be available
  and valuation risks                                                                    for certain emerging markets investments

ILLIQUID HOLDINGS
- The Fund could have difficulty valuing     - These holdings may offer more           - The Fund may not invest more than 15% of
  these holdings precisely                     attractive yields or potential            net assets in illiquid holdings
- The Fund could be unable to sell these       growth than comparable widely           - To maintain adequate liquidity to meet
  holdings at the time or price it desires     traded securities                         redemptions, the Fund may hold high quality
                                                                                         short-term securities (including repurchase
                                                                                         agreements and reverse repurchase
                                                                                         agreements) and, for temporary or
                                                                                         extraordinary purposes, may borrow from
                                                                                         banks up to 33 1/3% of the value of its
                                                                                         total assets

                      This page intentionally left blank.

HOW TO REACH US



MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

The Investment Company Act File No. for the Fund is 811-07795.


       (C) 2001 JPMorgan Chase & Co. All Rights Reserved. September 2001


                                                                      RHI-EQ-701

                          JPMORGAN FIXED INCOME FUNDS
                         JPMORGAN ENHANCED INCOME FUND
                              INSTITUTIONAL CLASS
                       SUPPLEMENT DATED SEPTEMBER 7, 2001
                   TO THE PROSPECTUS DATED SEPTEMBER 7, 2001

INSTITUTIONAL CLASS SHARES OF THE FUND WILL NOT BE AVAILABLE UNTIL SEPTEMBER 28, 2001.

                                                                     SUP-FII-901

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS
INSTITUTIONAL CLASS SHARES

BOND FUND

ENHANCED INCOME FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS
Bond Fund                                            1

Enhanced Income Fund                                 6

Global Strategic Income Fund                         9

Short Term Bond Fund                                14

The Funds' Management and Administration            19

How Your Account Works                              20

  Buying Fund Shares                                20

  Selling Fund Shares                               20

  Other Information Concerning the Funds            21

  Distributions and Taxes                           22

Investments                                         24

Risk and Reward Elements                            26

Financial Highlights of the Funds                   29

How To Reach Us                             Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S.government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch Investor Service Inc. (or unrated securities of comparable quality), including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P.Morgan Investment Management Inc.(JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. The Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark.

Returns for the period 1/1/91 through 7/31/93 reflect performance of The Pierpont Bond Fund, the Fund's predecessor. During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

YEAR-BY-YEAR RETURNS(1)
[CHART]

1991                  13.45%
1992                   6.53%
1993                   9.98%
1994                  -2.68%
1995                  18.42%
1996                   3.30%
1997                   9.29%
1998                   7.54%
1999                  -0.55%
2000                  10.93%

--------------------------------------
BEST QUARTER                     6.30%
--------------------------------------
                     2nd quarter, 1995
--------------------------------------
WORST QUARTER                   -2.38%
--------------------------------------
                     1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES           10.93        6.02          7.45
-----------------------------------------------------------------------------
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                        11.59        6.45          8.00
-----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                             0.30
DISTRIBUTION (RULE 12b-1) FEES                              None
SHAREHOLDER SERVICE FEES                                    0.10
OTHER EXPENSES(1)                                           0.19
-----------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    0.59
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                    (0.10)
-----------------------------------------------------------------
NET EXPENSES(2)                                             0.49
-----------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.49% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      50          157          298         708
--------------------------------------------------------------------------------

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)
The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------
MANAGEMENT FEES                                          0.25
DISTRIBUTION (12b-1) FEES                                None
SHAREHOLDER SERVICE FEES                                 0.10
OTHER EXPENSES(2)                                        0.30
--------------------------------------------------------------
TOTAL OPERATING EXPENSES                                 0.65
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                 (0.40)
--------------------------------------------------------------
NET EXPENSES(2)                                          0.25%
--------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR IS 10/31
(2) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:
-$10,000 initial investment,

-5% return each year, and

-net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                      26         80           236         690
(WITH OR WITHOUT REDEMPTION)
--------------------------------------------------------------------------------

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. or which are unrated securities of comparable quality.

The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or the unrated equivalent).

The adviser uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar (range 0-25%)

- 35% public/private mortgages (range 20-45%)

- 15% public/private corporates (range 5-25%)

- 15% emerging markets (range 0-25%)

- 23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations

Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - HAVE A SHORT-TERM INVESTMENT HORIZON
     - ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

YEAR-BY-YEAR RETURNS (1),(2)
[CHART]

1998                  2.59%
1999                  2.51%
2000                  7.98%

----------------------------------------
BEST QUARTER                       3.13%
----------------------------------------
                      1st quarter, 1998
----------------------------------------
WORST QUARTER                     -1.45%
----------------------------------------
                      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December31, 2000(1)

                                                PAST 1 YR.          LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                       7.98               6.05
--------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND

INDEX (NO EXPENSES)                             11.63               7.84
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                           0.45
DISTRIBUTION (RULE 12b-1) FEES                            None
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES(1)                                         0.35
---------------------------------------------------------------
TOTAL OPERATING EXPENSES                                  0.90
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                  (0.25)
---------------------------------------------------------------
NET EXPENSES(2)                                           0.65
---------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

                                   1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       66         208          421         1,035
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.65% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 24-28.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar.

At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc., including at least 75% A or better. It also may invest in unrated securities of comparable quality. No more than 10% of assets may be invested in securities rated B or BB (junk bonds).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

To the extent that the Fund seeks higher returns by investing in non-investment -grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
     - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
     - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and additional share classes will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark.

For the period 7/31/93 through 9/30/93, the returns reflect performance of the Pierpont Short Term Bond Fund, the Fund's predecessor.During this period, the actual returns of the Fund would have been lower than shown because the Fund has higher expenses than the Fund's predecessor.

Past performance does not predict how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

YEAR-BY-YEAR RETURNS(1),(2)
[CHART]

1994                       0.36%
1995                      10.80%
1996                       5.10%
1997                       6.40%
1998                       7.04%
1999                       3.21%
2000                       7.23%

-----------------------------------------------------
BEST QUARTER                                    3.36%
-----------------------------------------------------
                                    2nd quarter, 1995
-----------------------------------------------------
WORST QUARTER                                  -0.47%
-----------------------------------------------------
                                    1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                  PAST 1 YEAR      PAST 5 YEARS     LIFE OF FUND
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARE         7.23             5.79             5.55
--------------------------------------------------------------------------------
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)               8.00             5.92             5.76
--------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/13/93.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                            0.25
DISTRIBUTION (RULE 12b-1) FEES                             None
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.22
---------------------------------------------------------------
TOTAL OPERATING EXPENSES                                   0.57
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                   (0.27)
----------------------------------------------------------------
NET EXPENSES(2)                                            0.30
----------------------------------------------------------------

EXAMPLE The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.

                                        1 YEAR   3 YEARS   5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)            31       97        233      632
--------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)  REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY
     OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEEDS 0.30% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Bond, Global Strategic Income and Short Term Bond Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 5th Avenue, New York, NY10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                            FISCAL                 %
FUND                                        YEAR END
--------------------------------------------------------------------
BOND FUND                                   10/31               0.30
--------------------------------------------------------------------
GLOBAL HIGH YIELD FUND                      10/31               0.55
--------------------------------------------------------------------
GLOBAL STRATEGIC INCOME FUND                10/31               0.45
--------------------------------------------------------------------
SHORT TERM BOND FUND                        10/31               0.25
--------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Fixed Income Funds are managed by a team of individuals at JPMIM.

THE FUNDS' ADMINISTRATOR

Morgan Guaranty Trust Company of New York (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
JPMFD is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS
Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER
Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.


EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class or Ultra Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

PLEASE WRITE TO:
JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Bond Enhanced Income, Global Strategic Income and Short Term Bond Funds declare ordinary income dividends daily and pay them monthly. Each Fund makes capital gains distributions, if any, once a year. The Funds may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

                      This page intentionally left blank.

INVESTMENTS
This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITs AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

          ++    Permitted (and if applicable, percentage
                limitation as a percentage of total assets)
          --    Permitted, but not a primary investment
           +    Permitted, but no current intention of use
           -    Not permitted

                                                                                         GLOBAL
                                                                 SHORT TERM           STRATEGIC    ENHANCED
                RELATED TYPES OF RISK                                  BOND   BOND       INCOME      INCOME
-------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                         ++          ++          ++            ++

credit, currency, liquidity, political                            ++(1)       ++(1)       ++            ++(1)

credit, currency, interest rate, liquidity, market, political     ++(1)       ++(1)       --            ++(1)

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       --            ++(1)
valuation

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       ++            ++(1)
valuation

credit, environmental, extension, interest rate, liquidity,       ++          ++          ++            --
market, natural event, political, prepayment, valuation

credit, currency, extension, interest rate, leverage,             ++(1),(2)   ++(1),(2)   ++            ++
market, political, prepayment

currency, extension, interest rate, leverage,                     ++(1),(2)   ++(1),(2)   ++            --
liquidity, market, political, prepayment

credit, currency, extension, interest rate, liquidity,            ++(1)       ++(1)       ++            ++(1)
political, prepayment

credit, interest rate, liquidity, market, valuation               ++          ++          ++            ++

credit, interest rate, liquidity, market, natural event,          ++          ++          ++            ++
prepayment, valuation

credit                                                            ++          ++          ++            ++

credit, leverage                                                  ++(1),(2)   ++(1),(2)   ++(2)         ++(1),(2)

credit, currency, interest rate, market, political                ++(1)       ++(1)       ++            ++(1)

credit, currency, interest rate, leverage, market, political      ++(1),(2)   ++(1),(2)   ++            ++(1),(2)

credit, interest rate, market, natural event, political           --          --          -              -

interest rate                                                     ++          ++          ++            ++

credit, currency, interest rate, liquidity, market, political,    ++(1)       ++(1)       ++            ++(1)
valuation
----------------------------------------------------------------------------------------------------------------

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) For each of the Bond, Enhanced Income and Short Term Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

  (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUNDS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Each Fund's share price, yield, and          - Bonds have generally outperformed         - Under normal circumstances the Funds
  total return will fluctuate in                 money market investments over the long      plan to remain fully invested in bonds
  response to bond market movements              term, with less risk than stocks            and other fixed income securities
- The value of most bonds will fall when       - Most bonds will rise in value when        - Bond investments may include U.S. and
  interest rates rise; the longer a              interest rates fall                         foreign corporate and government
  bond's maturity and the lower its            - Mortgage-backed and asset-backed            bonds, mortgage-backed and
  credit quality, the more its value             securities and direct mortgages can         asset-backed securities, convertible
  typically falls                                offer attractive returns                    securities, participation interests
- Adverse market conditions may from                                                         and private placements
  time to time cause a Fund to take                                                        - The Funds seek to limit risk and
  temporary defensive positions that are                                                     enhance total return or yields through
  inconsistent with its principal                                                            careful management, sector allocation,
  investment strategies and may hinder a                                                     individual securities selection, and
  Fund from achieving its investment                                                         duration management
  objective                                                                                - During severe market downturns, the
- Mortgage-backed and asset-backed                                                           Funds have the option of investing up
  securities (securities representing an                                                     to 100% of assets in high quality
  interest in, or secured by, a pool of                                                      short-term securities
  mortgages or other assets such as                                                        - Each adviser monitors interest rate
  receivables) and direct mortgages                                                          trends, as well as geographic and
  could generate capital losses or                                                           demographic information related to
  periods of low yields if they are paid                                                     mortgage-backed securities and
  off substantially earlier or later                                                         mortgage pre-payments
  than anticipated

CREDIT QUALITY
- The default of an issuer would leave a       - Investment-grade bonds have a lower       - Each Fund maintains its own policies
  Fund with unpaid interest or principal         risk of default                             for balancing credit quality against
  Junk bonds (those rated BB, Ba or            - Junk bonds offer higher yields and          potential yields and gains in light of
  lower) have a higher risk of default,          higher potential gains                      its investment goals
  tend to be less liquid, and may be                                                       - Each adviser develops its own ratings
  more difficult to value                                                                    of unrated securities and makes a
                                                                                             credit quality determination for
                                                                                             unrated securities
                                                                                           - At least 90% of the Short Term Bond
                                                                                             Fund's assets must be investment-grade
                                                                                             or better at the time of purchase

FOREIGN INVESTMENTS
- A Fund could lose money because of           - Foreign bonds, which represent a major    - Foreign bonds are a primary investment
  foreign government actions, political          portion of the world's fixed income         only for the Global Strategic Income
  instability, or lack of adequate and           securities, offer attractive potential      Fund and may be a significant
  accurate information                           performance and opportunities for           investment for the Short Term Bond,
- Currency exchange rate movements could         diversification                             Enhanced Income and Bond Funds
  reduce gains or create losses                - Favorable exchange rate movements         - To the extent that a Fund invests in
- Currency and investment risks tend to          could generate gains or reduce losses       foreign bonds, it may manage the
  be higher in emerging markets; these         - Emerging markets can offer higher           currency exposure of its foreign
  markets also present higher liquidity          returns                                     investments relative to its benchmark,
  and valuation risks                                                                        and may hedge a portion of its foreign
                                                                                             currency exposure into the U.S. dollar
                                                                                             from time to time (see also
                                                                                             "Derivatives"); these currency
                                                                                             management techniques may not be
                                                                                             available for certain emerging markets
                                                                                             investments

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before           - A Fund can take advantage of attractive   - Each Fund segregates liquid assets to
  issue or for delayed delivery, it              transaction opportunities                   offset leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark      - A Fund could outperform its benchmark     - Each adviser focuses its active
  due to its sector, securities or               due to these same choices                   management on those areas where it
  duration choices                                                                           believes its commitment to research
                                                                                             can most enhance returns and manage
                                                                                             risks in a consistent way

DERIVATIVES
- Derivatives such as futures, options,        - Hedges that correlate well with           - The Funds use derivatives, such as
  swaps and forward foreign currency             underlying positions can reduce or          futures, options, swaps and forward
  contracts(1) that are used for hedging         eliminate losses at low cost                foreign currency contracts for hedging
  the portfolio or specific securities         - A Fund could make money and protect         and for risk management (i.e., to
  may not fully offset the underlying            against losses if management's              adjust duration or yield curve
  positions and this could result in             analysis proves correct                     exposure, or to establish or adjust
  losses to the Fund that would not have       - Derivatives that involve leverage could     exposure to particular securities,
  otherwise occurred                             generate substantial gains at low cost      markets, or currencies); risk
- Derivatives used for risk management                                                       management may include management of a
  may not have the intended effects and                                                      Fund's exposure relative to its
  may result in losses or missed                                                             benchmark
  opportunities                                                                            - The Funds only establish hedges that
- The counterparty to a derivatives                                                          they expect will be highly correlated
  contract could default                                                                     with underlying positions
- Certain types of derivatives involve                                                     - While the Funds may use derivatives
  costs to the Funds which can reduce                                                        that incidentally involve leverage,
  returns                                                                                    they do not use them for the specific
- Derivatives that involve leverage could                                                    purpose of leveraging their portfolios
  magnify losses
- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax purposes,
  affect the character of gain and loss
  realized by a Fund, accelerate
  recognition of income to a Fund,
  affect the holding period of a Fund's
  assets and defer recognition of
  certain of a Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                                POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When a Fund lends a security, there is       - A Fund may enhance income through the     - Each adviser maintains a list of
  a risk that the loaned securities may          investment of the collateral received       approved borrowers
  not be returned if the borrower or the         from the borrower                         - The Funds receive collateral equal to
  lending agent defaults                                                                     at least 100% of the current value of
- The collateral will be subject to the                                                      securities loaned
  risks of the securities in which it is                                                   - The lending agents indemnify a Fund
  invested                                                                                   against borrower default
                                                                                           - Each adviser's collateral investment
                                                                                             guidelines limit the quality and
                                                                                             duration of collateral investment to
                                                                                             minimize losses
                                                                                           - Upon recall, the borrower must return
                                                                                             the securities loaned within the
                                                                                             normal settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing         - These holdings may offer more             - No Fund may invest more than 15% of net
  these holdings precisely                       attractive yields or potential growth       assets in illiquid holdings
- A Fund could be unable to sell these           than comparable widely traded             - To maintain adequate liquidity to meet
  holdings at the time or price desired          securities                                  redemptions, each Fund may hold high
                                                                                             quality short-term securities
                                                                                             (including repurchase agreements and
                                                                                             reverse repurchase agreements) and,
                                                                                             for temporary or extraordinary
                                                                                             purposes, may borrow from banks up to
                                                                                             33 1/3% of the value of its total
                                                                                             assets

SHORT-TERM TRADING
- Increased trading would raise a Fund's       - A Fund could realize gains in a short     - The Funds may use short-term trading to
  transaction costs                              period of time                              take advantage of attractive or
- Increased short-term capital gains           - A Fund could protect against losses if      unexpected opportunities or to meet
  distributions would raise                      a bond is overvalued and its value          demands generated by shareholder
  shareholders' income tax liability             later falls                                 activity

                                                                                           - The Fund's Portfolio Turnover Rate for
                                                                                             the most recent fiscal year is listed
                                                                                             below:

                                                                                             Bond Fund: 216% (for the most recent
                                                                                             semi-annual period)
                                                                                             Global Strategic Income Fund: 139%
                                                                                             (for the most recent semi-annual
                                                                                             period)
                                                                                             Short Term Bond Fund: 97% (for the
                                                                                             most recent semi-annual period)

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN BOND FUND

                                             Six Months
                                                  Ended        Year          Year         Year        Year        Year
                                                4/30/01       Ended         Ended        Ended       Ended       Ended
                                             (unaudited)   10/31/00      10/31/99     10/31/98    10/31/97    10/31/96
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of        $   9.43   $    9.41    $    10.10   $    10.01   $    9.84   $    9.98
Period
----------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
    Net Investment Income                          0.31        0.60          0.57         0.64        0.65        0.61

    Net Realized and Unrealized Gain (Loss) on
      Investment                                   0.26        0.02         (0.57)        0.15        0.18       (0.11)
                                               ---------   -------------   -------     --------     -------     -------

    Total from Investment Operations               0.57        0.62          0.00         0.79        0.83        0.50

  Less Distributions to Shareholders from

    Net Investment Income                         (0.31)      (0.60)        (0.57)       (0.63)      (0.64)      (0.61)

    In Excess of Net Investment Income               --       (0.00)(1)        --           --          --          --

    Net Realized Gain                                --          --         (0.12)       (0.07)      (0.02)      (0.03)
                                               ---------   -------------   -------     --------     -------     -------
    Total Distributions to Shareholders           (0.31)      (0.60)        (0.69)       (0.70)      (0.66)      (0.64)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period       $   9.69   $    9.43    $     9.41   $    10.10   $   10.01   $    9.84
======================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       6.07%       6.83%         0.03%        8.18%       8.78%       5.21%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $908,045   $ 907,411    $1,041,330   $1,001,411    $912,054   $ 836,066
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
  Net Expenses(2)                                  0.49%       0.49%         0.50%        0.49%       0.50%       0.50%
----------------------------------------------------------------------------------------------------------------------
  Net Investment Income(2)                         6.47%       6.37%         5.92%        6.32%       6.59%       6.28%
----------------------------------------------------------------------------------------------------------------------
  Expenses without Reimbursement(2)                0.49%       0.49%         0.51%        0.50%       0.50%       0.53%
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                               216%        531%          465%         115%         93%        186%
----------------------------------------------------------------------------------------------------------------------

 (1) Amount is less than $0.005.
 (2) Short periods have been annualized.
 (3) The percentages reflect the portfolio turnover for The U.S. Fixed Income Portfolio, of which all of JPMorgan Bond Fund's investable assets were invested.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

                                                Six Months                                   For the Period(1)
                                                     Ended       Year       Year       Year           3/17/97
                                                   4/30/01      Ended      Ended      Ended           through
                                                (unaudited)  10/31/00   10/31/99   10/31/98          10/31/97
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period    $   9.29   $   9.35   $   9.72   $  10.16       $   10.00
-------------------------------------------------------------------------------------------------------------
  Income from Investment Operations
    Net Investment Income                             0.35       0.88       0.62       0.75            0.46
    Net Realized and Unrealized Gain (Loss) on        0.08      (0.25)     (0.37)     (0.45)           0.15
                                                  ---------  ---------   --------   --------       ---------
       Investment
    Total from Investment Operations                  0.43       0.63       0.25       0.30            0.61
  Less Distributions to Shareholders from
    Net Investment Income                            (0.53)     (0.69)     (0.62)     (0.70)          (0.45)
    Net Realized Gain                                   --         --         --      (0.02)             --
    Return of Capital                                   --         --         --      (0.02)             --
                                                  ---------   --------   --------   --------       ---------
    Total Distributions to Shareholders              (0.53)     (0.69)     (0.62)     (0.74)          (0.45)
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period          $   9.19   $   9.29   $   9.35   $   9.72       $   10.16
=============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.68%      6.93%      2.62%      2.91%           6.15%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $165,163   $163,454   $183,085   $223,700       $ 105,051
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
    Net Expenses(2)                                   0.65%      0.65%      0.65%      0.65%           0.65%
-------------------------------------------------------------------------------------------------------------
    Net Investment Income(2)                          7.49%      7.36%      6.70%      6.59%           7.12%
-------------------------------------------------------------------------------------------------------------
    Expenses without Reimbursement(2)                 0.82%      0.80%      0.78%      0.83%           1.18%
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover(3)                                  139%       266%       318%       368%            212%
-------------------------------------------------------------------------------------------------------------

 (1) Commencement of operations.
 (2) Short periods have been annualized.
 (3) The percentages reflect the portfolio turnover for the Global Strategic Income Portfolio, of which all of JPMorgan Global Strategic Income Fund's investable assets were invested.

JPMORGAN SHORT TERM BOND FUND

                                                Six Months
                                                     Ended          Year         Year       Year         Year        Year
                                                   4/30/01         Ended        Ended      Ended        Ended       Ended
                                                (unaudited)     10/31/00     10/31/99   10/31/98     10/31/97    10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period    $   9.58     $    9.67     $   9.96   $   9.84     $   9.85    $  9.83
--------------------------------------------------------------------------------------------------------------------------
    Income from Investment Operations
    Net Investment Income                             0.31          0.60         0.58       0.59         0.61       0.55
    Net Realized and Unrealized Gain (Loss) on
       Investment                                     0.15         (0.08)       (0.29)      0.12        (0.01)      0.02
                                                  ---------     ---------     --------   --------     ---------   -------
    Total from Investment Operations                  0.46          0.52         0.29       0.71         0.60       0.57
Less Distributions to Shareholders from
    Net Investment Income                            (0.30)        (0.61)       (0.54)     (0.59)       (0.61)     (0.55)
    Net Realized Gain                                   --            --        (0.04)        --           --         --
                                                  ---------     ---------     --------   --------     ---------   -------
    Total Distributions to Shareholders              (0.30)        (0.61)       (0.58)     (0.59)       (0.61)     (0.55)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, End of Period          $   9.74     $    9.58     $   9.67   $   9.96     $   9.84    $  9.85
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          4.85%         5.49%        3.03%      7.40%        6.27%      6.01%
--------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $494,609     $ 415,417     $354,267   $232,986     $ 27,375    $17,810
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
    Net Expenses(1)                                   0.30%         0.29%        0.29%      0.25%        0.25%      0.37%
--------------------------------------------------------------------------------------------------------------------------
    Net Investment Income(1)                          6.34%         6.30%        5.51%      5.84%        6.19%      5.69%
--------------------------------------------------------------------------------------------------------------------------
    Expenses without Reimbursement(1)                 0.46%         0.47%        0.51%      0.62%        0.96%      1.37%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover(2)                                   97%          271%         398%       381%         219%       191%
--------------------------------------------------------------------------------------------------------------------------

(1)  Short periods have been annualized.
(2) The percentages reflect the portfolio turnover for The Short Term Bond Portfolio, of which all of JPMorgan Short Term Bond Fund's investable assets were invested.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on their Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039

The Investment Company Act File Nos. are 811-07342 for JPMorgan Short Term Bond Fund, JPMorgan Bond Fund and JPMorgan Global Strategic Income Fund and 811-07795 for JPMorgan Enhanced Income Fund.

       (C) 2001 J.P.Morgan Chase & Co. All Rights Reserved. September 2001

                                                                    PR FII-901 X

PROSPECTUS SEPTEMBER 7, 2001

JPMORGAN FIXED INCOME FUNDS
ULTRA SHARES

ENHANCED INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

JP Morgan Enhanced Income Fund                           1

Who May Want to Invest                                   2

The Fund's Management and Administration                 4

How Your Account Works                                   5

  Buying Fund Shares                                     5

  Selling Fund Shares                                    5

  Exchanging Fund Shares                                 6

Other Information Concerning the Fund                    6

Distributions and Taxes                                  7

Investments                                              8

Risk and Reward Elements                                10

How To Reach Us                                 Back cover

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 8-12.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholderapproval.


   BEFORE YOU INVEST
   INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
   - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
   - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

   FREQUENCY OF TRADING
   HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

   WHO MAY WANT TO INVEST
   THE FUND IS DESIGNED FOR INVESTORS WHO:
   - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
   - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIALIS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
   - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
   THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
   - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
   - REQUIRE STABILITY OF PRINCIPAL

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR ULTRA CLASS SHARES
The estimated expenses of Ultra Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                   0.25
DISTRIBUTION (12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                          0.05
OTHER EXPENSES(2)                                                 0.25
--------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                          0.55
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                          (0.40)
--------------------------------------------------------------------------------
NET EXPENSES(3)                                                   0.15
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR IS 10/31.
(2)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF ULTRA CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.15% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Ultra Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of Ultra Class Shares and your actual costs may be higher or lower.

                                                           1 YEAR        3 YEARS
--------------------------------------------------------------------------------
ULTRA CLASS SHARES($) (WITH OR WITHOUT REDEMPTION)         15            48
--------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR
Morgan Guaranty Trust Company of New York (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:

0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.05% of the average daily net assets of the Ultra Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund may issue multiple classes of shares. This prospectus relates only to the Ultra Class Shares of the Fund. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Ultra Class Shares of the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Ultra Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Ultra Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

MINIMUM INVESTMENTS

Investors must buy a minimum of $20,000,000 worth of Ultra Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm that you want to sell your Fund Shares. They'll send all necessary documents to the JPMorgan Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your Ultra Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
PO Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally pays ordinary income dividends monthly. Net capital gain, if any, is distributed annually. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, each fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

However, each Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of a Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions).

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


    ++  Permitted (and if applicable, percentage limitation as a percentage of total assets)
    --  Permitted, but not a primary investment
    +   Permitted, but no current intention of use
    -   Not permitted

RELATED TYPES OF RISK
credit, interest rate, market,               ++
prepayment.


credit, currency, liquidity, political.      ++(1)



credit, currency, interest rate,             ++(1)
liquidity, market, political.




credit, currency, interest rate,             ++(1)
liquidity, market, political, valuation


credit, currency, interest rate,             ++(1)
liquidity, market, political, valuation


credit, environmental, extension,            --(1)
interest rate, liquidity, market,
natural event, political, prepayment,
valuation

credit, currency, extension, interest        ++(1),(2)
rate, leverage, market, political,
prepayment

currency, extension, interest rate,          --
leverage, liquidity, market, political,
prepayment

credit, currency, extension, interest        ++(1)
rate, liquidity, political, prepayment

credit, interest rate, liquidity,            ++
market, valuation

credit, interest rate, liquidity,            ++
market, natural event, prepayment,
valuation

credit                                       ++

credit, leverage                             ++(2)

credit, currency, interest rate,             ++(1)
market, political

credit, currency, interest rate,             ++(1),(2)
leverage, market, political

credit, interest rate, market, natural       -
event, political

interest rate                                ++

credit, currency, interest rate,             ++(1)
liquidity, market, political, valuation

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVEN RISK The risk a natural disaster, such as a hurricane or similar event, will cause servere economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

   (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.
   (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND
This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund 's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
- The Fund's share price, yield,            - Bonds have generally outperformed         - Under normal circumstances the
  and total return will fluctuate             money market investments over the           Fund plans to remain fully
  in response to bond market                  long term, with less risk than              invested in bonds and other fixed
  movements                                   stocks                                      income securities.
- The value of most bonds will fall         - Most bonds will rise in value             - Bond investments may include U.S.
  when interest rates rise; the               when interest rates fall                    and foreign corporate and
  longer a bond's maturity and the          - Mortgage-backed and asset-backed            government bonds, mortgage-backed
  lower its credit quality, the               securities and direct mortgages             and asset-backed securities,
  more its value typically falls              can offer attractive returns                convertible securities,
- Adverse market conditions may                                                           participation interests and
  from time to time cause the Fund                                                        private placements
  to take temporary defensive                                                           - The Fund seeks to limit risk and
  positions that are inconsistent                                                         enhance total return or yields
  with its principal investment                                                           through careful management,
  strategies and may hinder a Fund                                                        sector allocation, individual
  from achieving its investment                                                           securities selection, and
  objective                                                                               duration management
- Mortgage-backed and asset-backed                                                      - During severe market downturns,
  securities (securities                                                                  the Funds has the option of
  representing an interest in, or                                                         investing up to 100% of assets in
  secured by, a pool of mortgages                                                         high quality short-term
  or other assets such as                                                                 securities
  receivables) and direct mortgages                                                     - The adviser monitors interest
  could generate capital losses or                                                        rate trends, as well as
  periods of low yields if they are                                                       geographic and demographic
  paid off substantially earlier or                                                       information related to
  later than anticipated                                                                  mortgage-backed securities and
                                                                                          mortgage prepayments

CREDIT QUALITY                                                                          - The Fund maintains its own
- The default of an issuer would            - Investment-grade bonds have a               policies for balancing credit
  leave the Fund with unpaid                  lower risk of default                       quality against potential yields
  interest or principal                     - Junk bonds offer higher yields              and gains in light of its
- Junk bonds (those rated BB, Ba or           and higher potential gains                  investment goals
  lower) have a higher risk of
  default, tend to be less liquid,                                                      - The adviser develops its own
  and may be more difficult to                                                            ratings of unrated securities and
  value                                                                                   makes a credit quality
                                                                                          determination for unrated
                                                                                          securities

FOREIGN INVESTMENTS
- The Fund could lose money because         - Foreign bonds, which represent a          - Foreign bonds may be a
  of foreign government actions,              major portion of the world's                significant investment for the
  political instability, or lack of           fixed income securities, offer              Fund.
  adequate and accurate information           attractive potential perform-             - To the extent that the Fund
- Currency exchange rate movements            ance and opportunities for                  invests in foreign bonds, it may
  could reduce gains or create                diversification                             manage the currency exposure of
  losses                                    - Favorable exchange rate movements           its foreign investments relative
- Currency and investment risks               could generate gains or reduce              to its benchmark, and may hedge a
  tend to be higher in emerging               losses                                      portion of its foreign currency
  markets; these markets also               - Emerging markets can offer higher           exposure into the U.S. dollar
  present higher liquidity and val-           returns                                     from time to time (see also
  uation risks                                                                            "Derivatives"); these currency
                                                                                          management techniques may not be
                                                                                          available for certain emerging
                                                                                          markets investments

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When the Fund buys securities             - The Fund can take advantage of            - The Fund segregates liquid assets
  before issue or for delayed                 attractive transaction                      to offset leverage risks
  delivery, it could be exposed to            opportunities
  leverage risk if it does not seg-
  regate liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its           - The Fund could outperform its            - The adviser focuses its active
  benchmark due to its sector,                benchmark due to these same                management on those areas where
  securities or duration choices              choices                                    it believes its commitment to
                                                                                         research can most enhance returns
                                                                                         and manage risks in a consistent
                                                                                         way


 DERIVATIVES
- Derivatives such as futures,              - Hedges that correlate well with           - The Fund uses derivatives, such
  options, swaps and forward                  underlying positions can reduce             as futures, options, swaps and
  foreign currency contracts(1)               or eliminate losses at low cost             forward foreign currency
  that are used for hedging the             - The Fund could make money and               contracts for hedging and for
  portfolio or specific securities            protect against losses if                   risk management (i.e., to adjust
  may not fully offset the                    management's analysis proves                duration or yield curve
  underlying positions and this               correct                                     exposure, or to establish or
  could result in losses to the             - Derivatives that involve leverage           adjust exposure to particular
  Fund that would not have                    could generate substantial gains            securities, markets, or
  otherwise occurred                          at low cost                                 currencies); risk management may
- Derivatives used for risk                                                               include management of the Fund's
  management may not have the                                                             exposure relative to its
  intended effects and may result                                                         benchmark
  in losses or missed opportunities                                                     - The Fund only establishes hedges
- The counterparty to a derivatives                                                       that it expect will be highly
  contract could default                                                                  correlated with underlying
- Certain types of derivatives                                                            positions
  involve costs to the Funds which                                                      - While the Fund may use
  can reduce returns                                                                      derivatives that incidentally
- Derivatives that involve leverage                                                       involve leverage, it does not use
  could magnify losses                                                                    them for the specific purpose of
- Derivatives used for non-hedging                                                        leveraging their portfolios
  purposes could cause losses that
  exceed the original investment
- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of
  a Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                           POLICIES TO BALANCE RISK AND REWARD

SECURITIES LENDING
- When the Fund lends a security,           - The Fund may enhance income               - The adviser maintains a list of
  there is a risk that the loaned             through the investment of the               approved borrowers
  securities may not be returned if           collateral received from the              - The Fund receives collateral
  the borrower or the lending agent           borrower                                    equal to at least 100% of the
  defaults                                                                                current value of securities
- The collateral will be subject to                                                       loaned
  the risks of the securities in                                                        - The lending agents indemnify the
  which it is invested                                                                    Fund against borrower default The
                                                                                          adviser's collateral investment
                                                                                          guidelines limit the quality and
                                                                                          duration of collateral investment
                                                                                          to minimize losses
                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

ILLIQUID HOLDINGS
- The Fund could have difficulty            - These holdings may offer more             - Fund may not invest more than 15%
  valuing these holdings precisely            attractive yields or potential              of net assets in illiquid
- The Fund could be unable to sell            growth than comparable widely               holdings
  these holdings at the time or               traded securities                         - To maintain adequate liquidity to
  price desired                                                                           meet redemptions, the Fund may
                                                                                          hold high quality short-term
                                                                                          securities (including repurchase
                                                                                          agreements and reverse repurchase
                                                                                          agreements) and, for temporary or
                                                                                          extraordinary purposes, may
                                                                                          borrow from banks up to 33 1/3%
                                                                                          of the value of its total assets

SHORT-TERM TRADING
- Increased trading would raise the         - The Fund could realize gains in a         - The Funds may use short-term
  Fund's transaction costs                    short period of time                        trading to take advantage of
- Increased short-term capital              - The Fund could protect against              attractive or unexpected
  gains distributions would raise             losses if a bond is overvalued              opportunities or to meet demands
  shareholders' income tax                    and its value later falls                   generated by shareholder activity
  liability

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

SERVICE CENTER
JPMORGAN FUNDS
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                        JPMorgan Funds Fulfillment Center
                                393 Manley Street
                         West Bridgewater, MA 02379-1039



             The Fund's Investment Company Act File No. is 811-7795.

       (C) 2001 J.P. Morgan Chase &Co. All Rights Reserved. September 2001

                                                                    PR-FIEIU-901

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            J.P. MORGAN SERIES TRUST

                      JPMORGAN GLOBAL HIGH YIELD BOND FUND
          (INSTITUTIONAL, SELECT, CLASS A, CLASS B AND CLASS C SHARES)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
September 7, 2001 offering shares of the JPMorgan Global High Yield Bond Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting
J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   19
Trustees..........................................   20
Officers..........................................   22
Codes of Ethics...................................   24
Investment Adviser................................   24
Administrator.....................................   25
Distributor.......................................   25
Custodian and Transfer Agent......................   26
Shareholder Servicing.............................   26
Distribution Plan.................................   26
Financial Professionals...........................   27
Independent Accountants...........................   28
Expenses..........................................   28
Purchases, Redemptions and Exchanges..............   29
Dividends and Distributions.......................   33
Net Asset Value...................................   33
Performance Data..................................   34
Fund Transactions.................................   35
Massachusetts Trust...............................   36
Description of Shares.............................   36
Distributions: Tax Matters........................   37
Additional Information............................   41
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL

    JPMorgan Global High Yield Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, a diversified open-end management investment company organized as a Massachusetts business trust (the "Trust") on August 15, 1996. The Trustees of the Trust have authorized the issuance and sale of up to five classes of the
Fund: Institutional Class, Select Class, Class A, Class B and Class C shares. Currently, the Fund is offering Institutional, Select, Class A, Class B and Class C shares of the Fund.

    This SAI describes the investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund. This SAI should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, New York 10036.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information in the Fund's Prospectuses regarding the investment objective and policies of the Fund.

    The Fund's investment objective is high total return. It is designed for aggressive investors seeking to diversify an investment portfolio by investing in high yield fixed income securities of foreign and domestic issuers. The Fund attempts to achieve its investment objective by investing primarily in below investment grade debt obligations of U.S. and non-U.S. issuers.

                               INVESTMENT PROCESS

    In managing the Fund, JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

    SECTOR ALLOCATION: The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

    SECURITY SELECTION: Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

    DURATION MANAGEMENT: Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

                            FIXED INCOME INVESTMETNS

    The Fund may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which the Fund may invest include debt securities of various types and maturities, e.g., debentures, notes, collateralized securities including equipment trust certificates including, zero coupon step-up securities and asset-backed securities.

                           COLLATERALIZED SECURITIES

    Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. A more detailed description of these investments is in "Quality and Diversification Requirements" below. For information on short-term investments in these securities, see "Money Market Instruments."

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT (STEP-UP) SECURITIES. Zero coupon securities are debt securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities, or step-up bonds, are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy certain distribution requirements that must be met to avoid liability for Federal income and excise taxes. See "Taxes". Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

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                              FOREIGN INVESTMENTS

    The Fund makes substantial investments in foreign countries. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or in other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. An unsponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investment made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of

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foreign securities transactions or to manage the Fund's currency exposure. See
"Foreign Currency Exchange Transactions" below.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities and receive interest in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Fund will only enter into forward contracts to sell a foreign currency for another foreign currency if the Adviser expects the foreign currency purchased to appreciate against the U.S. dollar.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN FIXED INCOME SECURITIES. The Fund may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. The Fund may invest in Brady bonds which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                         INVESTING IN EMERGING MARKETS

    The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

    The Fund may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's net asset value.

    RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

                             ADDITIONAL INVESTMENTS

    CONVERTIBLE SECURITIES. The Fund may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will segregate liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    STRUCTURED SECURITIES. The Fund may invest in structured securities, including currency linked securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices.

    The Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates or indexes. For instance, derivatives include futures, options forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater loss for the Fund.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.

    MARKET RISK. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to segregate liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Trust an exemptive order permitting the Fund to invest the Fund's uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will segregate securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. See "Investment Restrictions" for the Fund's limitations on reverse repurchase agreements and bank borrowings.

    LOANS OF SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund or the Trust, the Adviser or the Distributor, unless otherwise permitted by applicable law.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. The Fund may not acquire any illiquid holdings if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid holdings or receives upon resale may be lower than the price paid or received for similar holdings with a more liquid market. Accordingly, the valuation of these holdings will reflect any limitations on their liquidity.

    The Fund also may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in high yield fixed income securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks (Euros) and (iii) U.S. branches of foreign banks (Yankees). The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial Paper is defined as short term obligations with maturities from 2 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial Paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Pursuant to an order, the Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser, to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Fund's Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, and other obligations described in this SAI.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of its assets: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Fund also will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The higher total return sought by the Fund is generally obtainable from high yield, high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by Standard & Poor's and as low as the lowest ratings assigned by such agencies. Lower rated securities are generally referred to as junk bonds. See the Appendix attached to this SAI for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this SAI, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

    Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income, including the possibility of default or bankruptcy of the issuer of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the

Fund's investment objective is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.

    Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions whether or not justified by fundamental factors.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter ("OTC") put and call options on fixed income securities or indexes of fixed income securities, (b) futures contracts on indexes of fixed income securities and (c) put and call options on futures contracts on indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective, and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Funds' return. Certain strategies limit the Fund's possibilities to realize gains as well as limit its exposure to losses. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the costs of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses the exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option (described below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trust's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC interpretations thereunder.

    The Fund is permitted to purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption from the exchange cannot be obtained, the Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money (option contract on a stock whose current market price is above the striking price of a call option or below the striking price of a put option) at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will segregate appropriate liquid assets in the amount prescribed. Securities so segregated cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a prespecified notional amount with prespecified terms with the seller of the option as the counterparty.

    The "notional amount" of the swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example one swap counterparty may agree to pay a floating rate of interest (e.g., U.S. 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, the Fund will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis" and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional interest rate swaps, swap transactions tend to be more volatile than many other types of investments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. The Adviser will, however, consider such risks and will enter into swap transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or segregate liquid assets in an amount sufficient at all times to cover its current obligations under its swap transactions. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume, (2) the number of dealers and end uses for the instrument in the marketplace, (3) the level of marketmaking,
(4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment of swap transactions may impose limitations on the extent to which the Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities. Similarly, if the Adviser wishes to decrease the maturities of fixed income securities, it could cause the Fund to sell futures contracts on debt securities. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER

    The Fund expects that its annual portfolio turnover rate will be between 50% and 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a security holders meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;
        2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as otherwise permitted by the SEC;
        3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;
        4. May not borrow money, except to the extent permitted by applicable law;
        5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;
        6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate or (b) securities issued by issuers that invest in real estate;
        7. May not purchase or sell commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and
        8. May not make loans to other persons, except in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Trustees. These non-fundamental investment policies require that the Fund:

        1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;
        2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
        3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With the Securities and Exchange Commission or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                                           PENSION OR
                                     AGGREGATE TRUSTEE     RETIREMENT
                                     COMPENSATION PAID  BENEFITS ACCRUED
                                       BY THE TRUST       BY THE "FUND     TOTAL COMPENSATION PAID
                                        DURING 2000        COMPLEX"**      FROM "FUND COMPLEX" (1)
                                     -----------------  ----------------  -------------------------
William J. Armstrong, Trustee            NA                 $ 41,781              $ 90,000
Roland R. Eppley, Jr., Trustee           NA                 $ 58,206              $ 91,000
Ann Maynard Gray, Trustee                 $1,810             NA                   $ 75,000
Matthew Healey, Trustee (2)               $1,810             NA                   $ 75,000
Fergus Reid, III, Chairman               NA                 $110,091              $205,750
James J. Schonbachler, Trustee            $1,810             NA                   $ 75,000
Leonard M. Spalding, Jr., Trustee*       NA                 $ 35,335              $ 89,000
H. Richard Vartabedian, Trustee          NA                 $ 86,791              $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

    The Adviser, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 522 Fifth Avenue, New York, New York 10036.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessors, has been in the banking and investment Advisery business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

    The investment advisory services the adviser provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee; the Adviser advises Morgan on investment of the commingled pension trust funds. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund. See "Portfolio Transactions."

    The Fund is managed by employees of the adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the adviser under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to 0.55% of the average daily net assets of the Fund.

    Under separate agreements, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser, also provides certain financial, fund accounting and administrative services to the Trust and the Fund and shareholder services for the Trust. Morgan, also a wholly owned subsidiary of J.P. Morgan Chase, is a bank holding company organized under the laws of the State of Delaware. Morgan, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. Morgan is subject to regulation by the New York

State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, Morgan offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world. See "Administrator" and "Shareholder Servicing" below.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), dated August 11, 2001, Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omission in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect subsidiary of The BYSIS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval

(see "Trustees and Officers") . The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to a Global Custody Agreement with the Trust dated September 7, 2001, The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, New York 11245, is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers who are Fund investors and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, the Fund has agreed to pay Morgan a fee for these services at the annual rate of up to 0.10% with respect to Institutional Shares and up to 0.25% with respect to Select, Class A, Class B and Class C shares (expressed as a percentage of the average daily net assets of Fund shares). Morgan acts as shareholder servicing agent for all such shareholders.

    The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Fund as described in the Prospectus. The Distribution Plan provides that such classes shall pay the Distributor for distribution services a distribution fee (the "Distribution Fee"), at annual rates not to exceed the amounts set forth in the Prospectus. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.75% annualized of the average net asset value of the Class B and Class C shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of its Distribution Fee paid. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as the Shareholder Servicing Agent or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to the Adviser, the Shareholder Servicing Agent and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator," "Shareholder Servicing" and "Distribution Plan" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses applicable to the Fund, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, filing fees under state securities laws, applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Fund until September 7, 2004 to the extent necessary to maintain the Fund's total operating expenses at the following annual rates of the Fund's average daily assets. These limits do not cover extraordinary expenses, interest or taxes.

    Institutional Shares:                           0.75%
    Select Shares:                                  0.90%
    Class A Shares:                                 1.15%
    Class B Shares:                                 1.65%
    Class C Shares:                                 1.65%

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the Fund's transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in the Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's Distributor as shown in the following table, except when the Fund's Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                     AMOUNT OF
                                              SALES CHARGE AS A     SALES CHARGE
                                                PERCENTAGE OF:      REALLOWED TO
                                             --------------------   DEALERS AS A
                                             OFFERING  NET AMOUNT  PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)   PRICE     INVESTED   OFFERING PRICE
-------------------------------------------  --------  ----------  --------------
Under 100,000                                   4.50       4.71           4.00
100,000 but under 250,000                       3.75       3.90           3.25
250,000 but under 500,000                       2.50       2.56           2.25
500,000 but under 1,000,000                     2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's Distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the

Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's Distributor or the JPMorgan Funds Service Center.

    The Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's Distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    The Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

    The Fund's dividends and distributions are paid in additional shares of the Fund unless the shareholder elects to have them paid in cash. The tax effects of the dividends and distributions are the same whether they are paid in shares or in cash. Cash dividends and distributions either (1) are credited to the shareholder's account at Morgan or at his financial professional or, (2) in the case of certain J.P. Morgan Chase clients, are paid by check mailed in accordance with the client's instructions.

                                NET ASSET VALUE

    The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. eastern time) on each business day as described in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    Portfolio securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing service, such securities are priced in accordance with fair value procedures adopted by the Trustees.

    Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency rate average on the valuation date.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance for the different series by calling the Adviser at (800) 348-4782.

    The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and (c) multiplying the result by 2.

    TOTAL RETURN QUOTATIONS. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over the specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance. Institutional, Select, Class A, Class B and Class C shares have not been offered prior to the date of this SAI. Accordingly, no historical financial data are available for these classes.

    As required by regulations of the SEC, the annualized total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount, which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

    GENERAL. The Fund's performance will vary from time to time depending upon market conditions and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                               FUND TRANSACTIONS

    The Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objectives and Policies."

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    In connection with portfolio transactions for the Fund, the Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which the Adviser or an affiliate is a member or in a private placement in which the Adviser or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Trust that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

    If the Fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Adviser for other investment Advisery clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Trust's Declaration of Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, Member of the Advisory Board, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

                             DESCRIPTION OF SHARES

    The Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

    Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Shares of each series or class generally vote together, except when required under federal securities laws or regulations to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

    The Fund offers Institutional, Select, Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the applicable Prospectuses. In addition to such differences, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, CDSC and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation depending upon the particular class of shares sold.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's shareholder servicing agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a shareholder servicing agent. No certificates are issued for Class B shares due to their conversion feature.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount, all or a portion of any deduction for or any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally will not qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Morgan or a financial professional may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this SAI do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                 APPENDIX A--DESCRIPTION OF SECURITIES RATINGS

    Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

                                      S&P
                                   LONG-TERM

    AAA--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, AND C--Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

    C--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    R--The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

    N.R.--The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

    Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

                                   SHORT-TERM

    A-1--A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

    C--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

    D--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                                    MOODY'S
                                   LONG-TERM

    Aaa--Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

    Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

    A--Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa--Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                        PRIME RATING SYSTEM (SHORT-TERM)

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    -  Leading market positions in well-established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                     FITCH
                           LONG-TERM INVESTMENT GRADE

    AAA--HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA--VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A--HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB--GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                          LONG-TERM SPECULATIVE GRADE

    BB--SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B--HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C--HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable. "C" ratings signal imminent default.

    DDD, DD, D--DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD" ratings indicate potential recoveries in the range of 50% - 90% and "D" the lowest recovery potential, i.e., below 50%.

    Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

                                   SHORT-TERM

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

    F1--HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    F2--GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    F3--FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

    B--SPECULATIVE. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

    C--HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    D--DEFAULT. Denotes actual or imminent payment default.

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1."

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            J.P. MORGAN SERIES TRUST

                            JPMORGAN GLOBAL 50 FUND
                        JPMORGAN GLOBAL HEALTHCARE FUND
                          JPMORGAN MARKET NEUTRAL FUND

                      522 FIFTH AVENUE, NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated September 7, 2001 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Annual Reports for the JPMorgan Global Healthcare Fund, the JPMorgan Global 50 Fund and the JPMorgan Market Neutral Fund. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request from JPMorgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, NY 10036 Attention: J.P. Morgan Series Trust (800) 221-7930.

    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

For Select, A, B, C Shares:                Institutional Shares:
1-800-348-4782                             1-800-766-7722
JPMorgan Funds Service Center              JPMorgan Institutional Funds Service
P.O. Box 219392                            Center
Kansas City, MO 64121-9392                 500 Stanton Christiana Road
                                           Newark, DE 19713

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objective and Policies.................    3
Investment Restrictions...........................   25
Trustees..........................................   27
Officers..........................................   29
Codes of Ethics...................................   31
Investment Adviser................................   31
Administrator.....................................   32
Distributor.......................................   34
Custodian and Transfer Agent......................   36
Shareholder Servicing.............................   36
Financial Professionals...........................   37
Independent Accountants...........................   37
Expenses..........................................   38
Purchases, Redemptions and Exchanges..............   38
Dividends and Distributions.......................   43
Net Asset Value...................................   44
Performance Data..................................   45
Fund Transactions.................................   47
Massachusetts Trust...............................   49
Description of Shares.............................   49
Distributions: Tax Matters........................   51
Additional Information............................   57
Financial Statements..............................   58
Appendix A--Description of Security Ratings.......  A-1

                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Global 50 Fund ("Global 50 Fund"), JPMorgan Global Healthcare Fund ("Global Healthcare Fund") and the JPMorgan Market Neutral Fund ("Market Neutral Fund") (collectively, the "Funds"). Each of the Funds is a separate series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust"). In addition to the Funds, the Trust consists of other series representing separate investment funds (each, a "JPMorgan Fund"). The other JPMorgan Funds are covered by separate Statements of Additional Information. The Trustees of the Trust have authorized the issuance and sale of shares of up to five classes of each Fund: Institutional Class, Select Class, Class A, Class B and Class C Shares).

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

                                 GLOBAL 50 FUND

    The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of approximately 50 global equity securities. The Fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities.

    The Fund seeks to achieve its investment objective by investing primarily in equity securities. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities". Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities.

                               INVESTMENT PROCESS

    Stock selection: JPMIM's more than 150 career analysts forecast normalized earnings and dividend payouts for roughly 2,500 companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive. The universe of stocks is narrowed to a group of roughly 500 which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these 500 stocks the approximately fifty stocks with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.

    Currency management: The Adviser actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund will make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

    The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, it may, for defensive purposes, invest in money market instruments. The Fund may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United

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States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to:
(i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser, to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements,

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however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than equity securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Advisor and monitored by the Trustees. See Illiquid Investments; Privately Placed and Other Unregistered Securities.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                             GLOBAL HEALTHCARE FUND

    The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

    The Fund is designed for investors with a long term investment horizon who want to diversify their investment portfolio by investing in an actively managed portfolio of equity securities in the healthcare sector worldwide. The Fund's investment objective is to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

    The Fund seeks to achieve its investment objective by investing primarily in stocks and other equity securities of U.S. and foreign companies principally conducting business in the healthcare sector. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depositary receipts, warrants, rights, convertible securities, trust or limited partnership interests and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Fund expects to invest at least 65% of its total assets in such securities. The Fund's Benchmark is The MSCI World Healthcare Index.

                               INVESTMENT PROCESS

    Stock selection: JPMIM's has approximately 13 career analysts dedicated to the healthcare sector forecast normalized earnings and dividend payouts for roughly 90 companies--taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model and then companies are ranked from most to least attractive. The portfolio is constructed by selecting those companies which JPMIM's analysts believe have an exceptional return potential relative to other companies. The portfolio manager's objective is to select from these stocks the ones with the greatest potential for high total return. These selections are not constrained by country or sector weightings, although under normal conditions the Fund will invest in securities of at least three countries, including the United States. Where available, warrants and convertible securities may be purchased instead of common stock if they are deemed a more attractive means of investing in a company.

    Currency management: The Adviser actively manages the currency exposure of the Fund's investments with the goal of protecting and possibly enhancing the Fund's total return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors--trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields--plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

                               EQUITY INVESTMENTS

    The Equity Securities in which the Fund invests includes those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund will make substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

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    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

    Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

    Although the Fund intends to invest primarily in companies in developed countries, it may invest from time to time in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of

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such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U.S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A foreign currency forward exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Foreign currency forward exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign currency forward exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor foreign currency forward exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Fund may enter into foreign currency forward exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            MONEY MARKET INSTRUMENTS

    Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in Equity Securities, the Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    FOREIGN GOVERNMENT OBLIGATIONS. The Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment advisor to the Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser, to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a

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fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

    The Fund may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in this Statement of Additional Information.

                   CORPORATE BONDS AND OTHER DEBT SECURITIES

    The Fund may, although it has no current intention to do so, invest in bonds and other debt securities of domestic and foreign issuers when the Adviser believes that such securities offer a more attractive return potential than Equity Securities. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    CORPORATE FIXED INCOME SECURITIES. The Fund may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. The Fund will not invest in debt securities rated below B by Moody's or Standard & Poor's. See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    The Fund may purchase privately issued corporate fixed income securities pursuant to Rule 144A of the Securities Act of 1933 ("Rule 144A") or pursuant to a directly negotiated agreement between the investors, including the Fund, and the corporate issuer. At times, the Fund may be the only investor in a privately issued fixed income security, or one of only a few institutional investors. In this circumstance, there may be restrictions on the Fund's ability to resell the privately issued fixed income security that result from contractual limitations in the offering agreement and a limited trading market. The Adviser will monitor the liquidity of privately issued fixed income securities in accordance with guidelines established by the Adviser and monitored by the Trustees. See "Illiquid Investments; Privately Placed and Other Unregistered Securities."

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICS. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid securities. The Advisor may determine that SMBS which are U.S. Government securities are liquid for purposes of the Fund's limitation on investment in illiquid securities, in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                              MARKET NEUTRAL FUND

    The following discussion supplements the information in the Prospectus regarding the investment objective and policies of the Fund.

    The Fund is designed for investors seeking long term capital appreciation from a broadly diversified portfolio of U.S. stocks, while seeking to neutralize the risks of stock market investing.

    The various types of securities in which the Fund may invest are described below.

                               EQUITY INVESTMENTS

    The Fund invests primarily in equity securities consisting of U.S. and, to a lesser extent, foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Equity Securities in which the Fund invests may include exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments that may be purchased by the Fund appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Fund may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    The Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

                                 SHORT SELLING

    The Fund will engage heavily in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a stock, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the stock at the time of the short sale.

    The Fund will have substantial short positions and must borrow the security to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in the fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the Adviser's research and the management team's stock picking decisions. The fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the Fund's net assets. The fund also may make short sales "against the box," in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.

                             ADDITIONAL INVESTMENTS

    The following discussion applies to each of the Funds.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Fund). As a shareholder of another investment company, a Fund or Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a

Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                                 FUND TURNOVER

    The tables below set forth the Fund turnover rates for the Funds corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

                                      FISCAL YEARS ENDING
                                          OCTOBER 31,
                                     ---------------------
                                      1998    1999   2000
                                     ------  ------  -----
Global 50 Fund                         54%*    84%   101%
Global Healthcare Fund                N/A%    N/A%     3%**

                                                 FISCAL YEARS
                                     12/31/98       ENDED
                                        TO     ----------------
                                     5/31/99   5/31/00  5/31/01
                                     --------  -------  -------
Market Neutral Fund                      54%     114%     141%

  * For the period 5/29/98 (commencement of operations) to 10/31/98. ** For the period 9/29/00 (commencement of operations) to 10/31/01.

                            INVESTMENT RESTRICTIONS

    The investment restrictions of each Fund and its corresponding Fund are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Fund unless the context requires otherwise; similarly, references to a Fund also include its corresponding Fund unless the context requires otherwise.

    The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Fund, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Fund, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Funds and may be changed by their Trustees. These non-fundamental investment policies require that the Funds and their corresponding Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                        AGGREGATE TRUSTEE       PENSION OR RETIREMENT    TOTAL COMPENSATION
                                     COMPENSATION PAID BY THE  BENEFITS ACCRUED BY THE       PAID FROM
                                        TRUST DURING 2000         "FUND COMPLEX"**       "FUND COMPLEX" (1)
                                     ------------------------  -----------------------  --------------------
William J. Armstrong, Trustee             N/A                         $ 41,781                $ 70,000
Roland R. Eppley, Jr., Trustee            N/A                         $ 58,206                $ 91,000
Ann Maynard Gray, Trustee                     $1810                  N/A                      $ 75,000
Matthew Healey, Trustee (2)                   $1810                  N/A                      $ 75,000
Fergus Reid, III, Chairman                N/A                         $110,091                $202,750
James J. Schonbachler, Trustee                $1810                  N/A                      $ 75,000
Leonard M. Spalding, Jr.,
  Trustee *                               N/A                         $ 35,335                $ 89,000
H. Richard Vartabedian, Trustee           N/A                         $ 86,791                $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the JPMorgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Funds are:

                                      MAY 29, 1998*
                                         THROUGH          YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
JPMorgan Global 50 Fund                    $780             $1,781             $200

                                          SEPTEMBER 29, 2000
                                               THROUGH
                                          OCTOBER 31, 2000*
                                          ------------------
JPMorgan Global Healthcare Fund                  $100

                                          DECEMBER 31, 1998**
                                                THROUGH         YEAR ENDED
                                             MAY 31, 2000      MAY 31, 2001
                                          -------------------  ------------
JPMorgan Market Neutral Fund                     $176              $263

  *  Commencement of operations
 **  As listed in prior SAI for JPMorgan Market Neutral Fund

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Funds, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as Trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    Prior to October 1, 1998, Morgan served as investment adviser to each Fund's corresponding Portfolio.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as Trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreements, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each such Fund's average daily net assets shown below.

Global 50 Fund                                       1.25%
Global Healthcare Fund                               1.25%
Market Neutral                                       1.50%

    The table below sets forth for each Fund listed the advisory fees paid by each Fund's corresponding Portfolio to Morgan and JPMIM, as applicable, for the fiscal period indicated.

                                      MAY 29, 1998*
                                         THROUGH          YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
JPMorgan Global 50 Fund                  $423,723         $1,099,930        $1,869,989

                                          SEPTEMBER 29, 2000
                                               THROUGH
                                          OCTOBER 31, 2000*
                                          ------------------
JPMorgan Global Healthcare Fund                $34,869

                                          DECEMBER 31, 1998**
                                                THROUGH         YEAR ENDED
                                             MAY 31, 2000      MAY 31, 2001
                                          -------------------  ------------
JPMorgan Market Neutral Fund                   $154,107          $298,143

  *  Commencement of operations
 **  As listed in prior SAI for JPMorgan Market Neutral Fund

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan Guaranty Trust Company of New York ("Morgan") also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Funds shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or Portfolio, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of such Fund's or Portfolio's outstanding voting securities. The Administration Agreements is terminable without penalty by the Trust on behalf of each Fund or by a Portfolio on 60 days' written notice when authorized either by a majority vote of such Fund's or Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JP Morgan Funds Complex plus 0.075% of average daily net assets over $25 billion. Morgan may waive a portion of the fees payable to it with respect to each Fund. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub - administrator.

    Under former Co-Administration Agreements with the Trust and the Funds dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's and the Funds' Co-Administrator.

    For its services under the Co-Administration Agreements, each Fund and its corresponding Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

    The table below sets forth for each Fund and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated.

                                      MAY 29, 1998*
                                         THROUGH          YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
JPMorgan Global 50 Fund                    $438              $800              $979

                                          SEPTEMBER 29, 2000
                                               THROUGH
                                          OCTOBER 31, 2000*
                                          ------------------
JPMorgan Global Healthcare Fund                  $ 32

                                          DECEMBER 31, 1998**
                                                THROUGH         YEAR ENDED
                                             MAY 31, 2000      MAY 31, 2001
                                          -------------------  ------------
JPMorgan Market Neutral Fund                     $192             --

  *  Commencement of operations
 **  As listed in prior SAI for JPMorgan Market Neutral Fund

    The Trust, on behalf of each Fund, and each Fund's corresponding Fund entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended August 1, 1996, pursuant to which Morgan was responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

    Under the Services Agreements, Morgan provided certain administrative and related services to each Fund and its corresponding portfolio, including services related to tax compliance, preparation of financial statements, calculation of performance data, oversight of service providers and certain regulatory and Board of Trustee matters.

    Under the amended Services Agreements, the Funds agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Funds and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to the Distributor. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provides similar services and J.P. Morgan Series Trust. The table below sets forth for each Fund and its corresponding Portfolio the fees paid to Morgan, as Services Agent.

                                      MAY 29, 1998*
                                         THROUGH          YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
JPMorgan Global 50 Fund                  $19,674           $45,603           $72,763

                                          SEPTEMBER 29, 2000
                                               THROUGH
                                          OCTOBER 31, 2000*
                                          ------------------
JPMorgan Global Healthcare Fund                 $1,289

                                          DECEMBER 31, 1998**
                                                THROUGH         YEAR ENDED
                                             MAY 31, 2000      MAY 31, 2001
                                          -------------------  ------------
JPMorgan Market Neutral Fund                    $5,117            $9,000

  *  Commencement of operations
 **  As listed in prior SAI for JPMorgan Market Neutral Fund

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by Customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval

(see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of JP Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.75% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement between the Trust and The Chase Manhattan Bank ("Chase") dated September 7, 2001, Chase is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of Fund transactions. In the case of foreign assets held outside the United States, the custodian employs various subcustodians. Prior to that time The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's and each of the Funds' custodian and fund accounting agent

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

                             SHAREHOLDER SERVICING

    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; receiving and transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Funds' transfer agent related to customers' accounts, and to statements, confirmations or other reports furnished to the Funds by their transfer agents; and providing other related services.

    Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rate of up to 0.10% (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent). Morgan acts as shareholder servicing agent for all such shareholders.

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan for the fiscal periods indicated.

                                      MAY 29, 1998*
                                         THROUGH          YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
JPMorgan Global 50 Fund                  $86,545           $219,986          $373,998

                                          SEPTEMBER 29, 2000
                                               THROUGH
                                          OCTOBER 31, 2000*
                                          ------------------
JPMorgan Global Healthcare Fund                 $6,974

                                          DECEMBER 31, 1998**
                                                THROUGH         YEAR ENDED
                                             MAY 31, 2000      MAY 31, 2001
                                          -------------------  ------------
JPMorgan Market Neutral Fund                    $10,274          $19,876

  *  Commencement of operations
 **  As listed in prior SAI for JPMorgan Market Neutral Fund

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust and the Funds are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Administrator", "Distributor" and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Funds until September 7, 2004 to the extent necessary to maintain such Funds' total operating expenses (which include expenses of the Funds' at the following annual rates of the Funds' average daily net assets.

JPMorgan Global 50 Fund
  Class A                                            1.75%
  Class B                                            2.25%
  Class C                                            2.25%
  Select                                             1.50%

JPMorgan Global Healthcare Fund
  Class A                                            1.75%
  Class B                                            2.25%
  Class C                                            2.25%
  Select                                             1.50%
  Institutional                                      1.25%

JPMorgan Market Neutral Fund
  Select                                             1.50%
  Institutional                                      1.25%

    The table below sets forth the fees and other expenses Morgan reimbursed pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

                                     FISCAL YEARS ENDING OCTOBER 31,
                                     -------------------------------
                                       1998       1999       2000
                                     ---------  ---------  ---------
JPMorgan Global 50 Fund              $197,250   $414,416   $453,861

JPMorgan Global Healthcare Fund*       N/A        N/A        84,189

                                      FISCAL YEARS ENDING OCTOBER 31,
                                     ---------------------------------
                                      1999**       2000        2001
                                     ---------  ----------  ----------
JPMorgan Market Neutral Fund          $89,000    $161,240    $221,000

  * For the period September 29, 2000 (commencement of operations) through October 31, 2000.
 ** For the period December 31, 1998 (commencement of operations) through May 31, 1999.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds and the Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds corresponding to each Fund in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

    Below is set forth historical return information for the Funds for the periods indicated ending April 30, 2001:

                          AVERAGE ANNUAL TOTAL RETURNS
                           (INCLUDING SALES CHARGES)

                                                   SINCE     DATE OF
                                1 YEAR  5 YEARS  INCEPTION  INCEPTION
                                ------  -------  ---------  ----------
JPMorgan Global 50 Fund
  (10/31)
  Select                        (21.50)%     --      3.06%    5/29/98
  A Shares                      (26.07)%     --      0.96%
  B Shares                      (25.16)%     --      2.09%
  C Shares                      (22.27)%     --      3.04%

JPMorgan Global Healthcare
  Fund (10/31)
  Select                            --      --      (6.54)%   9/29/00
  A Shares                          --      --     (12.01)%
  B Shares                          --      --     (11.28)%
  C Shares                          --      --      (7.54)%

JPMorgan Market Neutral Fund
  (5/31)
  Institutional                  12.65%     --       5.44%   12/31/98

                          AVERAGE ANNUAL TOTAL RETURNS
                            (WITHOUT SALES CHARGES)

                                                   SINCE     DATE OF
                                1 YEAR  5 YEARS  INCEPTION  INCEPTION
                                ------  -------  ---------  ----------
JPMorgan Global 50 Fund
  (10/31)
  A Shares                      (21.55)%     --      3.04%    5/29/98
  B Shares                      (21.55)%     --      3.04%
  C Shares                      (21.55)%     --      3.04%

JPMorgan Global Healthcare
  Fund (10/31)
  A Shares                          --      --      (6.61)%   9/29/00
  B Shares                          --      --      (6.61)%
  C Shares                          --      --      (6.61)%

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Fund transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Fund review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    The Funds or their predecessors corresponding to the Global 50 Fund, Global Healthcare Fund and Market Neutral paid the following brokerage commissions for the indicated fiscal periods:

                                     FISCAL YEARS ENDING OCTOBER 31,
                                     -------------------------------
                                       1998       1999       2000
                                     ---------  ---------  ---------
Global 50 Fund                       $287,256   $474,284   $424,988
Global Healthcare Fund                 N/A        N/A      $ 21,838
Market Neutral Fund                    N/A        N/A      $  4,493

    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of two open-end management investment companies organized as Massachusetts business trusts in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 22 series of J.P. Morgan Institutional Funds. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the
1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions."

Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

    The Global Healthcare Fund has a capital loss carryforward of $71,398 that expires 2008.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, the following persons owned of record 5% or more of the outstanding Select, A, B, C, or Institutional shares of a Fund:

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------
GLOBAL HEALTHCARE FUND, Select      *** NO SHAREOWNERS SELECTED ***
 Class

GLOBAL HEALTHCARE FUND, Class A     JP MORGAN INVESTMENT MGMT                       10.56%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

                                    NFSC FBO # C1Q-405540                            5.47%
                                    CHARLES G WILTSHIRE
                                    HILDORA WILTSHIRE
                                    2642 96TH ST
                                    EAST ELMHURST NY 11369-1781

                                    NFSC FBO # 0JR-658367                           12.35%
                                    NFS/FMTC IRA
                                    FBO PAMELA A MUNSON
                                    719 S MARIPOSA ST
                                    BURBANK CA 91506-3103

                                    NFSC FBO # 0JR-658405                            9.88%
                                    NFS/FMTC IRA
                                    FBO ROBERT M BAKER
                                    25712 FLORAL CT
                                    VALENCIA CA 91355-2138

                                    NFSC FBO # 0JR-658413                           19.77%
                                    NFS/FMTC IRA
                                    FBO DEANNA BAKER
                                    25712 FLORAL CT
                                    VALENCIA CA 91355-2138

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------
                                    NFSC FBO # 0JR-658421                           23.36%
                                    NFS/FMTC IRA
                                    FBO WARREN H HIRAMATSU
                                    703 E HARVARD RD
                                    BURBANK CA 91501-1819

                                    NFSC FEBO # C1A-771708                           9.41%
                                    NFSC/FMTC IRA SEPP
                                    FBO MAY JANE WONG
                                    11467 DEEP CREEK DR
                                    SPRING HILL FL 34609-4728

                                    NFSC FBO # 0JR-658502                            8.97%
                                    NFS/FMTC IRA R/O
                                    FBO HELEN Y HIRAMATSU
                                    15205 S BUDLONG AVE APT 16
                                    GARDENA CA 90247-3514

GLOBAL HEALTHCARE FUND, Class B     JP MORGAN INVESTMENT MGMT                       98.04%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

GLOBAL HEALTHCARE FUND, Class C     JP MORGAN INVESTMENT MGMT                       98.04%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

GLOBAL 50 FUND, Select Class        MGT OF NEW YORK AS AGENT FOR                     5.30%
                                    NORMAN LEAR TRUST DTD 4/24/87
                                    ATTN SPECIAL PRODUCTS 2/OPS3
                                    500 STANTON CHRISTIANA RD
                                    NEWARK DE 19713-2107

GLOBAL 50 FUND, Class A             JP MORGAN INVESTMENT MGMT                       50.45%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

                                    NFSC FBO # 0JR-658421                           48.55%
                                    NFS/FMTC IRA
                                    FBO WARREN H HIRAMATSU
                                    703 E HARVARD RD
                                    BURBANK CA 91501-1819

GLOBAL 50 FUND, Class B             JP MORGAN INVESTMENT MGMT                       45.56%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

                                    NFSC FBO # CR 1-971545                          32.55%
                                    CHASE MANHATTAN BANK IRA R/O
                                    CUST IRA OF W FREDRICK LAWES
                                    TRAD IRA R/O
                                    301 E 92ND ST APT 4E
                                    NEW YORK NY 10128-5418

FUND AND CLASS OF SHARES            NAME AND ADDRESS OF SHAREHOLDER            PERCENTAGE HELD
------------------------            -------------------------------            ---------------
                                    NFSC FBO # BW 1-451428                           9.40%
                                    GERARDO GARCIA
                                    9049 NORTON ST
                                    EL PASO TX 79904-1365

                                    NFSC FBO # BW 1-426458                          11.58%
                                    LEONARDO LONGORIA
                                    1404 LOST PADRE MINE DR
                                    EL PASO TX 79902-2820

GLOBAL 50 FUND, Class C             JP MORGAN INVESTMENT MGMT                       98.04%
                                    ATTN HASKEL GINSBERG
                                    522 5TH AVE FL 10
                                    NEW YORK NY 10036-7601

JPMorgan Institutional U.S. MARKET  CHARLES SCHWAB & CO INC                          7.86%
 NEUTRAL Fund, Institutional        SPECIAL CUSTODY ACCOUNT FOR
 Class(1)                           BENEFIT OF CUSTOMERS
                                    ATTN: MUTUAL FUNDS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4122

                                    JP MORGAN INVESTMENT                            55.86%
                                    MANAGEMENT INC
                                    SEED ACCOUNT: JPM INST MARKET NEUTL
                                    ATTN: DIANE MINARDI/MARK FONG-WOO
                                    522 5TH AVE
                                    NEW YORK NY 10036-7601

                                    BLUE CROSS AND BLUE SHIELD OF                   32.86%
                                    MASSACHUSTTS INC RETIREMENT INCOME
                                    ATTN JOHN P MOHR DIRECTOR OF
                                    INVESTMENTS TREASURY
                                    401 PARK DRIVE MS 01/07
                                    BOSTON MA 02215-3325

  1 As of September 7, 2001 the Institutional Class shares of the JPMorgan Institutional U.S. Market Vertical Fund were renamed Institutional Class shares of the Market Neutral Fund

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, JPMorgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 521-5411.

                                                          DATE OF ANNUAL REPORT;
                                                         DATE ANNUAL REPORT FILED;
NAME OF FUND                                               AND ACCESSION NUMBER
------------                                             -------------------------
Global 50 Fund                                 10/31/00; 12/28/00; 0000894088-00-000031
Global Healthcare Fund                         10/31/00; 12/28/00; 00001016937-00-000032
Market Neutral Fund                            05/31/01; 08/03/01; 0000912057-01-526548

                                                        DATE OF SEMI-ANNUAL REPORT;
                                                      DATE SEMI-ANNUAL REPORT FILED;
                                                           AND ACCESSION NUMBER
                                                      ------------------------------
Global 50 Fund                                 04/30/01; 7/10/01; 0000912057-01-523262

Global Healthcare                              04/30/01; 7/10/01; 0000912057-01-523262

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            J.P. MORGAN SERIES TRUST

                         JPMORGAN ENHANCED INCOME FUND
                   JPMORGAN TAX AWARE DISCIPLINED EQUITY FUND
                    JPMORGAN TAX AWARE ENHANCED INCOME FUND
              JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                      JPMORGAN TAX AWARE U.S. EQUITY FUND

                                522 FIFTH AVENUE
                               NEW YORK, NY 10036

    This Statement of Additional Information is not a Prospectus, but contains Additional Information which should be read in conjunction with the Prospectuses dated September 7, 2001 for the Funds listed above, as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the Financial Statements included in the Shareholder Reports relating to the Funds listed above dated October 31, 2000 and the Semi-Annual Reports dated April 30, 2001. The Prospectuses and the Financial Statements, including the Independent Accountants' Reports thereon, are available, without charge upon request from Fund Distributors, Inc. Attention: JPMorgan Funds at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

  Select, Classes A, B and C Shares                 Ultra and Institutional Shares

  JPMorgan Funds Service Center                     JPMorgan Institutional Funds Service Center
  P.O. Box 219392                                   500 Stanton Christiana Road
  Kansas City, MO 64121-9392                        Newark, Delaware 19713
  1-800-348-4782                                    1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   27
Trustees..........................................   28
Officers..........................................   30
Codes of Ethics...................................   32
Investment Adviser................................   32
Administrator.....................................   33
Distributor.......................................   35
Custodian and Transfer Agent......................   36
Shareholder Servicing.............................   37
Financial Professionals...........................   37
Independent Accountants...........................   38
Expenses..........................................   38
Purchases, Redemptions and Exchanges..............   39
Dividends and Distributions.......................   44
Net Asset Value...................................   44
Performance Data..................................   45
Fund Transactions.................................   47
Massachusetts Trust...............................   49
Description of Shares.............................   50
Distributions: Tax Matters........................   55
Additional Information............................   60
Financial Statements..............................   60
Appendix A--Description of Security Ratings.......  A-1

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                                    GENERAL

    This Statement of Additional Information relates only to the JPMorgan Enhanced Income Fund (the "Enhanced Income Fund"), JPMorgan Tax Aware Disciplined Equity Fund (the "Tax Aware Disciplined Equity Fund"), JPMorgan Tax Aware Enhanced Income Fund (the "Tax Aware Enhanced Income Fund"), JPMorgan Tax Aware Small Company Opportunities Fund (the "Tax Aware Small Company Opportunities Fund") and JPMorgan Tax Aware U.S. Equity Fund (the "Tax Aware U.S. Equity Fund"), each of which is a series of J.P. Morgan Series Trust, an open-end management investment company formed as a Massachusetts business trust (the "Trust").

    The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

Enhanced Income Fund                        Select, Institutional, Ultra, Class A, Class B
                                              and Class C Shares

Tax Aware Disciplined Equity Fund           Institutional Shares

Tax Aware Enhanced Income Fund              Select, Institutional, Class A, Class B and
                                              Class C Shares

Tax Aware Small Company Opportunities Fund  Select, Class A, Class B and Class C Shares

Tax Aware U.S. Equity Fund                  Select, Institutional, Class A, Class B and
                                              Class C Shares

    This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds, which best suit their needs.

    This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York, ("Morgan"), an affiliate of the Adviser or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information regarding the investment objective of each Fund and the policies to be employed to achieve the objective by each Fund as set forth in the applicable Prospectus.

    ENHANCED INCOME FUND is designed for investors seeking high current income, consistent with principal preservation. The Fund primarily invests in taxable fixed income, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the Adviser believes have the potential to provide high current income.

    TAX AWARE DISCIPLINED EQUITY FUND is designed for investors seeking enhanced total return relative to that of securities of large and medium sized companies, typically represented by the S&P 500 Index. The Tax Aware Disciplined Equity Fund's investment objective is to provide a high after tax total return from a portfolio of selected equity securities.

    The Tax Aware Disciplined Equity Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry the Fund's weightings are similar to those of the S&P 500 Index.

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    TAX AWARE ENHANCED INCOME FUND is designed for investors seeking high after current tax income, consistent with principal preservation. The Fund invests in quality municipal obligations that the Adviser believes have the potential to provide high current income that is free from federal income tax. The Fund also invests in taxable fixed income securities that the Adviser believes have the potential to provide high after tax income.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND is designed for investors who are seeking an actively managed portfolio of equity securities of small companies with high growth potential, emphasizing growth sectors of the market without undue emphasis on a specific sector and encompassing a higher degree of risk than some small company stock portfolios. The Fund's investment objective is to provide high after tax total return from a portfolio of small company growth stocks. The Fund seeks to achieve its investment objective by investing primarily in common stocks issued by small U.S. companies with above-average long-term earnings growth potential whose market capitalization is greater than $125 million but less than $2.0 billion when purchased.

    TAX AWARE U.S. EQUITY FUND is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The Tax Aware U.S. Equity Fund's investment objective is to provide high after tax total return from a portfolio of selected equity securities.

    Under normal circumstances, the Tax Aware U.S. Equity Fund expects to be fully invested in equity securities consisting of U.S. and foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The U.S. Equity Fund's primary equity investments are the common stock of large- and medium-capitalization U.S. corporations and, to a limited extent, similar securities of foreign corporations.

          INVESTMENT PROCESS FOR THE TAX AWARE DISCIPLINED EQUITY FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the companies that they cover.

    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    Stock Selection: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. Once a stock falls into the fourth and fifth quintiles either because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The Tax Aware Disciplined Equity Fund's sector weightings are matched to those of the S&P 500 Index, the Fund's benchmark. The Adviser also controls the Tax Aware Disciplined Equity Fund's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing approximately 300 stocks.

             INVESTMENT PROCESS FOR THE TAX AWARE U.S. EQUITY FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, follow approximately 700 predominantly large- and medium-sized U.S. companies--approximately 500 of which form the universe for the U.S. Equity Fund's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the companies that they cover. In doing this, they may work in concert with the Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

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    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. Within each sector, companies are ranked according to their relative value and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

    Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile--because its price has risen or its fundamentals have deteriorated--it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, the Tax Aware U.S. Equity Fund's benchmark.

     INVESTMENT PROCESS FOR THE TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

    Research: The Adviser's more than 20 domestic equity analysts, each an industry specialist with an average of over 10 years of experience, continuously monitor stocks in the small company universe with the aim of identifying companies that participate in expanding markets or have competitive advantage that is sustainable over the long term, exhibit superior potential, sound financial and operating characteristics and can be purchased at a reasonable price. Frequent reviews of individual companies focus on the forecasted growth and profitability inputs to the proprietary valuation analyses. The research goal is to forecast normalized, long-term earnings and dividends for the most attractive small capitalization growth companies among those they monitor.

    Valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the long-term earnings by comparing a company's current stock price with its forecasted dividends and earnings. In addition to the dividend discount model, price/earnings growth, multiples of revenue, estimate revisions and cash flow analysis are inputs into earnings and growth forecasts. These valuation tools are used to evaluate the attractiveness of securities. Within each industry, companies are ranked according to their relative value.

    Stock Selection: A diversified portfolio is constructed using disciplined buy and sell rules. The specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

 INVESTMENT PROCESS FOR THE ENHANCED INCOME AND TAX AWARE ENHANCED INCOME FUNDS

    DURATION MANAGEMENT. Duration will be actively managed based on internal economic research, forecasts of interest rates and their volatility, and the shape of the yield curve. The portfolio's duration will generally range between 90 days to 18 months.

    SECTOR ALLOCATION. The Adviser's Fixed Income Group recommends sector allocation strategies. Within each sector, the Adviser utilizes option adjusted spread analysis as one measure of sector attractiveness. Current spreads also are judged against their historical norm. The Adviser utilizes market and credit research to assess fair value and the likelihood of sector spreads widening or narrowing.

    SECURITY SELECTION. The Adviser utilizes its extensive credit and quantitative research, portfolio management and trading capabilities across all fixed income markets to select securities. Securities will be selected based upon the issuer's ability to return principal at a rate offering an attractive return when compared to similar securities available in the marketplace.

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                           TAX MANAGEMENT TECHNIQUES

    The Tax Aware Disciplined Equity, Tax Aware Small Company Opportunties Tax Aware Enhanced Income and Tax Aware U.S. Equity Funds use the Adviser's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. Each Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, each Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce a Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations.

                                  INVESTMENTS

    The Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities) Funds invest primarily in Equity Securities consisting of exchange-traded, OTC and unlisted common and preferred stocks. A discussion of the various types of equity investments which may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which all of the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. The Enhanced Income and Tax Aware Enhanced Income Funds may invest in convertible securities of domestic and foreign issuers. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

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                             TAX EXEMPT OBLIGATIONS

    The Enhanced Income and Tax Aware Enhanced Income Funds invest in tax exempt obligations. A description of the various types of tax exempt obligations which may be purchased by the Funds appears below. See "Quality and Diversification Requirements."

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Funds also may invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance typically ranging from six months to two years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes, with maturities of sixty days or less, are valued at amortized cost; no value is assigned to the right of the Funds to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments--Commerical Paper" below. Although there is no secondary market for master demand

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obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. The Enhanced Income Fund may purchase premium securities. During a period of declining interest rates, many municipal securities in which the Enhanced Income Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Enhanced Income Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Enhanced Income Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Enhanced Income Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Enhanced Income Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Enhanced Income Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Adviser considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized

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and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

    TAXABLE FIXED INCOME INVESTMENTS. Each of the Enhanced Income and Tax Aware Enhanced Income Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities.

    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

    Multiple class securities include CMOs and REMIC Certificates issued by U.S. Government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that

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are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities and payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

    STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government securities are liquid for purposes of each Fund's limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

    MORTGAGES (DIRECTLY HELD). The Enhanced Income and Tax Aware Enhanced Income Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

    The directly placed mortgages in which these Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Fund or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of

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liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

    AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minium yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

    Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

    The Funds' investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of the fund's assets in securities of any one such investment company or more than 10% of its assets in securities of all such investment companies. Each Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Funds accrue income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

    CORPORATE FIXED INCOME SECURITIES. The Funds may invest in publicly and privately issued debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

    CONVERTIBLE SECURITIES. The Funds may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

                              FOREIGN INVESTMENTS

    Each Fund can invest in securities of foreign issuers. The Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest up to 20% of their respective total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    The Enhanced Income and Tax Aware Enhanced Income Funds may invest up to 25% of their respective total assets, at the time of purchase, in fixed income securities of foreign issuers. Any foreign commercial paper the Enhanced Income and Tax Aware Enhanced Income Funds invest in must not be subject to foreign withholding tax at the time of purchase.

    Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. Since investments in foreign securities may involve foreign currencies, the value of a Funds assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Enhanced Income, Tax Aware Enhanced Income and Tax Aware Small Company Opportunities Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

    SOVEREIGN FIXED INCOME SECURITIES. The Enhanced Income and Tax Aware Enhanced Income Funds may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

    A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

    BRADY BONDS. The Enhanced Income and Tax Aware Enhanced Income Funds may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

    OBLIGATIONS OF SUPRANATIONAL ENTITIES. The Enhanced Income and Tax Aware Enhanced Income Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    INVESTING IN EMERGING MARKETS. The Enhanced Income and Tax Aware Enhanced Income Funds also may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and the Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

    Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Each Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administrative fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated Fund of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    LOANS OF FUND SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a fund's total assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS. The Enhanced Income and Tax Aware Enhanced Income Funds may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Fund sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee. When the Fund enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, securities lending and mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Funds may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although the Funds intend under normal circumstances and to the extent practicable, to be fully invested in accordance with their respective objectives, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to

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purchase the agency's obligations; and (iii) obligations of the Federal Farm
Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,
(ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

    The Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which the Enhanced Income and Tax Aware Enhanced Income Funds may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Enhanced Income and Tax Aware Enhanced Income Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

    The Enhanced Income and Tax Aware Enhanced Income Funds invest in a diversified portfolio of securities that are considered "high grade," and "investment grade" as described in Appendix A. In addition, at the time the Funds invest in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Funds. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Enhanced Income and Tax Aware Enhanced Income Funds may purchase and sell (a) exchange traded and over-the-counter (OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and
(b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    Each of the Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may (a) purchase and sell exchange traded and over-the-counter (OTC) put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase and sell put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    Each Fund may use futures contracts and options for hedging and risk management purposes. See "Risk Management" below. The Funds may not use futures contracts and options for speculation.

    Each Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Small Company Opportunities Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if the aggregate premiums paid on all such options and the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of each Fund's total assets.

    The Enhanced Income and Tax Aware Enhanced Income Funds may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not repurchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right,

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the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering an offsetting transaction if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a potion of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security prices increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sales of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option, it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Adviser. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    The Tax Aware Small Company Opportunities Fund, Enhanced Income and Tax Aware Enhanced Income Funds may engage in swap transactions, including, but not limited to, interest rate, currency,

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securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Funds may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with Fund security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund.

    The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    Examples of risk management strategies for the Enhanced Income and Tax Aware Enhanced Income Funds include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long term debt securities.

Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with the Funds' transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

    MARKET RISK. Investments in structured securities are subject to market risk. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices, currency rates or other financial indicators (reference prices). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in currency exchange rates and other reference prices. Entering into a derivative contract involves a risk that the applicable market will move against the Fund's position and that the Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by the Fund.

    LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage the Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by the Fund. If the Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

    CORRELATION RISK. The Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and the Fund's assets.

    CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

    LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. The Fund's ability to terminate over-the-counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

    The table below sets forth the portfolio turnover rates for the Tax Aware Disciplined Equity, Tax Aware U.S. Equity and Tax Aware Enhanced Income Funds for the last two fiscal years. The Tax Aware Small Company Opportunities and Enhanced Income Funds have been in existence for less than one full fiscal year. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High Fund turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions: Tax Matters" below.

                                     FYE 10/31/98  FYE 10/31/99  FYE 10/31/00
                                     ------------  ------------  ------------
Tax Aware Disciplined Equity Fund           57%           40%           51%
Tax Aware U.S. Equity Fund                  44%           29%           15%
Tax Aware Enhanced Income Fund          N/A               69%          172%

                            INVESTMENT RESTRICTIONS

    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities to the market value of the Fund's assets.

    Each Fund:

    (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940;

    (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

    (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

    (4)  May not borrow money, except to the extent permitted by applicable law;

    (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

    (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and
(c) for the Enhanced Income and Tax Aware Enhanced Income Funds, make direct investments in mortgages;

    (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

    (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

    (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

    (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

    (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank,

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                     AGGREGATE TRUSTEE      PENSION OR
                                       COMPENSATION     RETIREMENT BENEFITS
                                     PAID BY THE TRUST    ACCRUED BY THE     TOTAL COMPENSATION PAID
                                        DURING 2000      "FUND COMPLEX"**     FROM "FUND COMPLEX"(1)
                                     -----------------  -------------------  ------------------------
William J. Armstrong, Trustee                  NA            $ 41,781               $ 90,000
Roland R. Eppley, Jr., Trustee                 NA              58,206                 91,000
Ann Maynard Gray, Trustee                 $23,538                  NA                 75,000
Matthew Healey, Trustee (2)                23,538                  NA                 75,000
Fergus Reid, III, Chairman                     NA             110,091                205,750
James J. Schonbachler, Trustee             23,538                  NA                 75,000
Leonard M. Spalding, Jr., Trustee*             NA              35,335                 89,000
H. Richard Vartabedian, Trustee                NA              86,791                134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in
July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex, the Trust has terminated its agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers as necessary.

    The aggregate fees paid to Pierpont Group Inc. by the Funds during the indicated fiscal periods are set forth below:

    TAX AWARE DISCIPLINED EQUITY FUND--For the fiscal periods ended October 31, 1998, 1999 and 2000: $1,578, $4,110 and $6,796, respectively.

    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $2,246 and $5,238, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $1,552, $2,425 and $3,206, respectively.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York, 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and FInancial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer. Vice President, J.P. Morgan Investment
Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President,
J.P. Morgan Investment Management Inc. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Deptartment. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998,
Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Distributor and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century. Prior to October 1, 1998, Morgan served as investment adviser for the Tax Aware U.S. Equity and Tax Aware Disciplined Equity Funds.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Fund Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below.

Enhanced Income Fund                                0.25%
Tax Aware Disciplined Equity Fund                   0.35%
Tax Aware Enhanced Income Fund                      0.25%
Tax Aware Small Company Opportunities Fund          0.85%
Tax Aware U. S. Equity Fund                         0.45%

    The table below sets forth the advisory fees paid by the Funds to Morgan and JPMIM, as applicable, for the fiscal periods indicated.

    TAX AWARE DISCIPLINED EQUITY--For the fiscal periods ended October 31, 1998, 1999 and 2000: $195,083, $754,945 and $1,528,039, respectively.

    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $378,517 and $796,257, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $243,124, $554,907 and $929,621, respectively.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced December 12,
2000.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trust's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Funds and shareholder services for the Trust. See "Administrator" and "Shareholder Servicing" below.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, dated August 11, 2001, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Funds only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In addition, the Administration Agreement provides that in the event the operating expenses of any Fund, including all investment advisory, administration, and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Morgan shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Morgan shall be deducted from the monthly administration fee otherwise payable to Morgan during such fiscal year, and if such amounts should exceed the monthly fee, Morgan shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under a prior Co-Administration Agreement with the Trust dated August 1, 1996, Funds Distributor, Inc. ("FDI") served as the Trust's Co-Administrator.

    For its services under the Co-Administration Agreement, each Fund and its corresponding Portfolio agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    The table below sets forth the administrative fees paid to FDI for the fiscal periods indicated.

    TAX AWARE DISCIPLINED EQUITY--For the fiscal periods ended October 31, 1998, 1999 and 2000: $744, $1,911 and $2,868, respectively.

    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $1,278 and $2,182, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $734, $1,108 and $1,353, respectively.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced December 12,
2000.

    The Trust, on behalf of each Fund and each Fund's corresponding Portfolio had also entered into Administrative Services Agreements (the "Services Agreements") with Morgan pursuant to which Morgan was responsible for certain administrative and related services provided to each Fund and each Fund's corresponding Portfolio.

    Under the amended Services Agreements, each Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund and Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the Funds, the other investors in the Funds for which Morgan provided similar services. The table below sets forth for the Fund the fees paid to Morgan, as Services Agent, for the fiscal periods indicated.

    TAX AWARE DISCIPLINED EQUITY--For the fiscal periods ended October 31, 1998, 1999 and 2000: $32,142, $111,033 and $212,348, respectively.

    TAX AWARE ENHANCED INCOME FUND--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $76,874 and $159,121, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $31,306, $63,722 and $100,469, respectively.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced December 12,
2000.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor also serves as exclusive placement agent for the Fund. The Distributor currently provides administration and distribution services for a number of other investment companies.

    Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A or Class B shares invested in the Fund by Customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A or Class B shares may also benefit the Fund's other shares and other JPMorgan Funds.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Members of the Advisory Board" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of J.P. Morgan Fund Distributors, Inc. are located at 1211 Avenue of the Americas, New York, NY 10036.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans") for its Class A, Class B and Class C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Funds' respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the Shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B shares of the Income Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940
Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with the Trust, dated September 7, 2001, The Chase Manhattan Bank, 3 Metrotech Center, Brooklyn, NY 11245 is the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transactions. Prior to that time, The Bank of New York ("BONY"), One Wall Street, New York, New York 10286, served as the Trust's custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to April 26, 2001, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust on behalf of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a financial professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which includes, but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, effective August 1, 1998, the Fund has agreed to pay Morgan for these services a fee at an annual rate of up to 0.25% for Select, Class A, Class B and Class C Shares and up to 0.10% for Institutional Class Shares (expressed as a percentage of the average daily net assets of Fund shares owned by or for shareholders).

    The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan of the fiscal periods indicated. The Enhanced Income Fund commenced operations subsequent to April 30, 2001.

    TAX AWARE DISCIPLINED EQUITY FUND--For the fiscal periods ended October 31, 1998, 1999 and 2000: $108,894, $215,699 and $436,582, respectively.

    TAX AWARE ENHANCED INCOME FUND (SELECT SHARES)--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $24,844 and $77,647, respectively.

    TAX AWARE ENHANCED INCOME FUND (INSTITUTIONAL SHARES)--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $140,498 and $294,887, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $135,069, $308,281 and $516,456, respectively.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced operations December 12, 2000.

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Funds. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Funds as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Fund or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator", and "Shareholder Servicing" above, the Funds are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and filing fees under state securities laws. For the Funds, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Funds through the dates indicated in the table below to the extent necessary to maintain such Funds' total operating expenses (excluding interest, taxes and extraordinary expenses) at the following annual rates of the Funds' average daily net assets.

Enhanced Income Fund--Select Shares       9/7/04   0.40%
Enhanced Income Fund--Institutional
  Shares                                  9/7/04   0.25%
Enhanced Income Fund--Class A Shares      9/7/02   0.75%
Enhanced Income Fund--Class B Shares      9/7/02   1.25%
Enhanced Income Fund--Class C Shares      9/7/02   1.25%
Enhanced Income Fund--Ultra Shares        9/7/04   0.15%
Tax Aware Disciplined Equity
  Fund--Institutional Shares              9/7/04   0.55%
Tax Aware Enhanced Income Fund--Select
  Shares                                  9/7/04   0.50%
Tax Aware Enhanced Income
  Fund--Institutional Shares              9/7/04   0.25%
Tax Aware Enhanced Income Fund--Class A
  Shares                                  9/7/02   0.75%
Tax Aware Enhanced Income Fund--Class B
  Shares                                  9/7/02   1.25%
Tax Aware Enhanced Income Fund--Class C
  Shares                                  9/7/02   1.25%
Tax Aware Small Company Opportunities
  Fund--Select Shares                     9/7/04   1.35%
Tax Aware Small Company Opportunities
  Fund--Class A Shares                    9/7/04   1.65%
Tax Aware Small Company Opportunities
  Fund--Class B Shares                    9/7/04   2.15%
Tax Aware Small Company Opportunities
  Fund--Class C Shares                    9/7/04   2.15%
Tax Aware U.S. Equity Fund--Select
  Shares                                  9/7/04   0.84%
Tax Aware U.S. Equity Fund--Class A
  Shares                                  9/7/04   1.10%
Tax Aware U.S. Equity Fund--Class B
  Shares                                  9/7/04   1.60%
Tax Aware U.S. Equity Fund--Class C
  Shares                                  9/7/04   1.60%
Tax Aware U.S. Equity
  Fund--Institutional Shares              9/7/04   0.70%

    The table below sets forth for each Fund the fees and other expenses Morgan reimbursed under the expense reimbursement arrangements pursuant to prior expense reimbursement arrangements for the fiscal periods indicated.

    ENHANCED INCOME FUND--The JPMorgan Enhanced Income Fund commenced operations subsequent to April 30, 2001.

    TAX AWARE DISCIPLINED EQUITY--(Institutional Shares)--For the fiscal years ended October 31, 1998, 1999 and 2000: $261,143, $207,236 and $168,995,
respectively.

    TAX AWARE ENHANCED INCOME FUND--(Institutional Shares)--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $444,130 and $293,316, respectively.

    TAX AWARE ENHANCED INCOME FUND--(Select Shares)--For the period April 16, 1999 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000: $21,109 and $8,096, respectively.

    TAX AWARE U.S. EQUITY FUND--(Select Shares)--For the fiscal years ended October 31, 1998, 1999, and 2000: $130,293, $67,977 and $7,561, respectively.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced on December 12, 2000.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund;
(ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               5.75                6.10                    5.00
100,000 but under 250,000                   3.75                3.90                    3.25
250,000 but under 500,000                   2.50                2.56                    2.25
500,000 but under 1,000,000                 2.00                2.04                    1.75

    The broker-dealer allocation for Class A Shares of the Enhanced Income Fund and the Tax Aware Enhanced Income Fund is set forth below:

                                                                          AMOUNT OF SALES CHARGE
                                      SALES CHARGE AS A PERCENTAGE OF:    REALLOWED TO DEALERS AS
AMOUNT OF TRANSACTION AT             -----------------------------------      A PERCENTAGE OF
OFFERING PRICE ($)                   OFFERING PRICE  NET AMOUNT INVESTED      OFFERING PRICE
------------------                   --------------  -------------------  -----------------------
Under 100,000                               1.50                1.52                    1.00
100,000 but under 250,000                   1.00                1.00                    0.50
250,000 but under 500,000                   0.50                0.50                    0.25
500,000 but under 1,000,000                 0.25                0.25                    0.25

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations only to the extent described below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each of the Funds computes its net asset value once daily on Monday through Friday at the time in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

    The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Fund (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Fund less the Fund's pro rata share of the Fund's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the Fund manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

    Fixed income securities with a maturity of 60 days or more, are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, average annual and aggregate annual total returns or capital appreciation in reports, sales literature and advertisements published by the Trust. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, ten-year periods will be shown, unless the class has been in existence for a shorter-period.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund is therefore based on the performance history of predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction or sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the period presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the perod, (b) subtracting 1 from the result; and (c) multiplying the result by 2.

    Below is set forth historical yield information for the Tax Aware Enhanced Income Fund for the periods indicated:

    TAX AWARE ENHANCED INCOME FUND (Institutional Shares) (4/30/01): 30-day yield: 2.67%.

    TAX AWARE ENHANCED INCOME FUND (Select Shares) (4/30/01): 30-day yield:
3.89%.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares. The performance information for each class introduced after the commencement of operations of the related Fund is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table below may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes which would require an adjustment to the ongoing expenses.

    The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were no such waivers. With respect to certain Funds, Morgan and/or other service providers are obligated to waive certain fees and/or reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses. Below is set forth historical return information for the Funds for the periods indicated:

    TAX AWARE DISCIPLINED EQUITY FUND (Institutional Shares) (4/30/01): Average annual total return, 1 year: (13.19%); average annual total return, commencement of operations (1/31/97) to period end: 13.79%.

    TAX AWARE ENHANCED INCOME FUND (Select Shares) (4/30/01): Average annual total return, 1 year: 5.44%: average annual total return, commencement of operations (5/6/99) to period end: 4.14%.

    TAX AWARE ENHANCED INCOME FUND (Institutional Shares) (4/30/01): Average annual total return, 1 year: 5.70%; average annual total return, commencement of operations (4/16/99) to period end: 4.40%.

    TAX AWARE U.S. EQUITY FUND (A Shares) (4/30/01): Average annual total return, 1 year: (11.53)%; average annual total return, commencement of operations (4/16/01) to period end: 14.53%.

    TAX AWARE U.S. EQUITY FUND (B Shares) (4/30/01): Average annual total return, 1 year: (11.53)%; average annual total return, commencement of operations (4/16/01) to period end: 14.53%.

    TAX AWARE U.S. EQUITY FUND (C Shares) (4/30/01): Average annual total return, 1 year: (11.53)%: average annual total return, commencement of operations (4/16/01) to period end: 14.53%.

    TAX AWARE U.S. EQUITY FUND (Select Shares) (4/30/01): Average annual total return, 1 year: (11.53)%: average annual total return, commencement of operations (12/18/96) to period end: 14.53%.

    TAX AWARE U.S. EQUITY FUND (Institutional Shares) (4/30/01): Average annual total return, 1 year: (11.87)%: average annual total return, commencement of operations (9/15/00) to period end: 14.43%.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Fund, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

                               FUND TRANSACTIONS

    The Adviser places orders for all Funds for all purchases and sales of Fund securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of Fund securities on behalf of all Funds. See "Investment Objectives and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies--Fund Turnover".

    In connection with Fund transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of the Funds review regularly the reasonableness of commissions and other transaction costs incurred by the Funds in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Adviser and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, Fund strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Adviser's clients and not solely or necessarily for the benefit of an individual Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Funds do not reduce their fee to the Adviser by any amount that might be attributable to the value of such services.

    ENHANCED INCOME FUND--The JP Morgan Enhanced Income Fund commenced operations subsequent to April 30, 2001.

    The Funds paid the following brokerage commissions for the indicated fiscal periods:

    TAX AWARE DISCIPLINED EQUITY--For the fiscal years ended October 31, 1998, 1999 and 2000: $59,170, $188,634 and $331,400, respectively.

    TAX AWARE U.S. EQUITY FUND--For the fiscal years ended October 31, 1998, 1999, and 2000: $48,738, $76,033 and $75,108, respectively.

    TAX AWARE ENHANCED INCOME FUND--Fund commenced operations April 16, 1999.

    TAX AWARE SMALL COMPANY OPPORTUNITIES FUND--Fund commenced operations December 12, 2000.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Morgan or an affiliate is a member or in a private placement in which Morgan or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Adviser for other investment Advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

                              MASSACHUSETTS TRUST

    The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

    Effective January 1, 1998, the name of "JPM Series Trust" was changed to "J.P. Morgan Series Trust." Each corresponding Fund's name changed accordingly.

    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

    The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is comprised of 14 separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

    The Trustees have authorized the issuance and sale to the public of 14 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares".

    As of August 22, 2001, the following owned of record, or to the knowledge of management, beneficially owned more than 5% of the outstanding shares of each
Fund:

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
TAX AWARE DISCIPLINED EQUITY FUND,     CHARLES SCHWAB & CO INC                     30.84%
 Institutional Class                   SPECIAL CUSTODY ACCOUNT FOR
                                       BENEFIT OF CUSTOMERS
                                       ATTN MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

TAX AWARE ENHANCED INCOME FUND,        MGT OF NEW YORK AS AGENT FOR                 8.20%
 Select Class                          DEEGAN
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MGT OF NEW YORK AS AGENT FOR                 6.31%
                                       STUART & MARIA FULLINWIDER TENCOMM
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MORGAN GUARANTY TRUST CO OF NY               9.98%
                                       AGENT FOR SACHA LAINOVIC
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MGT OF NEW YORK AS AGENT FOR                 5.65%
                                       RICHARD INGHAM REVOCABLE TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
TAX AWARE ENHANCED INCOME FUND,        MORGAN GUARANTY TRUST COMPANY OF             5.45%
 Institutional Class                   NEW YORK AS AGENT FOR ROCKBUSTER LLC
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MGT OF NEW YORK AS AGENT FOR                 8.13%
                                       STERLING L WILLIAMS
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       JP MORGAN FSB AS AGENT FOR                   5.05%
                                       CAREN HARVEY PROTHRO
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

TAX AWARE SMALL COMPANY OPPORTUNITIES  JP MORGAN INVESTMENT MGMT                    9.08%
 FUND, Class A                         ATTN HASKEL GINSBERG
                                       522 5TH AVE, FL 10
                                       NEW YORK NY 10036-7601

                                       NFSC FBO # C1Q-104779                       18.78%
                                       CARLOTTA PICK
                                       182 OTTER ROCK DR
                                       GREENWICH CT 06830-7030

                                       NFSC FBO # C1Q-156817                        7.33%
                                       PAUL ARDAJI
                                       PO BOX 714
                                       GREENWICH CT 06836-0714

                                       NFSC FBO # CM 1-072540                      15.25%
                                       JOHN S KVOCKA
                                       16 HONEY HOLLOW RD
                                       QUEENSBURY NY 12804-9116

                                       RAYMOND JAMES & ASSOC INC                   19.07%
                                       FBO SCALF DP ELI
                                       BIN# 50102666
                                       880 CARILLON PKWY
                                       ST PETERSBURG FL 33716-1100

                                       RAYMOND JAMES & ASSOC INC                   19.46%
                                       FBO NENON MAR TRUST
                                       BIN# 10342324
                                       880 CARILLON PKWY
                                       ST PETERSBURG FL 33716-1100

TAX AWARE SMALL COMPANY OPPORTUNITIES  JP MORGAN INVESTMENT MGMT                   58.72%
 FUND, Class B                         ATTN HASKEL GINSBERG
                                       522 5TH AVE, FL 10
                                       NEW YORK NY 10036-7601

                                       VIOLET BENNETT                              11.91%
                                       770 NEW YORK AVENUE APT 6E
                                       BROOKLYN NY 11203-2034

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       NFSC FBO # C1Q-449040                       28.20%
                                       SUN HEE KIM
                                       20 GREENE ST APT 5A
                                       NEW YORK NY 10013-2503

TAX AWARE SMALL COMPANY OPPORTUNITIES  JP MORGAN INVESTMENT MGMT                    7.85%
 FUND, Class C                         ATTN HASKEL GINSBERG
                                       522 5TH AVE, FL 10
                                       NEW YORK NY 10036-7601

                                       WINSTON MOSS                                63.42%
                                       59 CHATEAU ROTHCHILD DR
                                       KENNER LA 70065-1905

                                       DONALDSON LUFKIN JENRETTE                   28.57%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

TAX AWARE U.S. EQUITY FUND, Class A    PENLIN & CO                                 13.37%
                                       C/O CHASE MANHATTAN BANK
                                       ATTN MUTUAL FDS/ T-C
                                       PO BOX 31412
                                       ROCHESTER NY 14603-1412

                                       NFSC FBO # C1Q-104779                        5.92%
                                       CARLOTTA PICK
                                       182 OTTER ROCK DR
                                       GREENWICH CT 06830-7030

                                       DONALDSON LUFKIN JENRETTE                    7.09%
                                       SECURITIES CORP INC
                                       PO BOX 2052
                                       JERSEY CITY NJ 07303-2052

                                       NFSC FBO # C1Q-156817                        5.05%
                                       PAUL ARDAJI
                                       PO BOX 714
                                       GREENWICH CT 06836-0714

                                       NFSC FBO # C1Q-439100                        5.17%
                                       LINDA K. RICHMAN
                                       277 PROSPECT PARK W
                                       BROOKLYN NY 11215-6211

                                       NFSC FBO # C1H-161810                        9.50%
                                       CORA STERNBERG
                                       860 5TH AVENUE APT 8E
                                       NEW YORK NY 10021-5856

                                       NFSC FBO # C1Q-301973                       13.70%
                                       SUSAN SHAPIRO TTEE
                                       ELEANOR G LOWET FAMILY TRUST
                                       U/A 10/21/00
                                       106 BURLINGTON RD
                                       NEW PROVIDENCE NJ 07974-2708

TAX AWARE U.S. EQUITY FUND, Class B    ROBERT P USRY JR                             5.30%
                                       7991 HIGHWAY 78
                                       VILLA RICA GA 30180-3074

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       NFSC FBO #C1B-173185                        15.06%
                                       RAYMOND J MITNIK
                                       15-A RICHBELL RD
                                       SCARSDALE NY 10583-4434

                                       NFSC FBO #C1A-614858                         8.98%
                                       CARMELA R DEPAOLO
                                       2112 STARLING AVE
                                       BRONX NY 10462-4358

                                       NFSC FBO #C1H-052329                         6.13%
                                       JULIA ANNE MALA
                                       1175 YORK AVE APT 4E
                                       NEW YORK NY 10021-7171

                                       NFSC FBO #C1Q-087963                         6.29%
                                       ELSIE B JANES
                                       4327 167TH ST
                                       FLUSHING NY 11358-3234

TAX AWARE U.S. EQUITY FUND, Class C    MLPF&S FOR THE SOLE BENEFIT OF ITS          83.72%
                                       CUSTOMERS
                                       ATTN FUND ADMINISTRATION
                                       SEC# 97PG3
                                       4800 DEER LAKE DRIVE EAST 2ND FLR
                                       JACKSONVILLE FL 32246-6484

                                       JP MORGAN INVESTMENT MGMT                   11.57%
                                       ATTN HASKEL GINSBERG
                                       522 5TH AVE, FL 10
                                       NEW YORK NY 10036-7601

TAX AWARE U.S. EQUITY FUND,            CHARLES SCHWAB & CO INC                      9.98%
 Select Class                          SPECIAL CUSTODY ACCOUNT FOR BENEFIT
                                       OF CUSTOMERS
                                       ATTN MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISCO CA 94104-4122

TAX AWARE U.S. EQUITY FUND,            MGT OF NEW YORK AS AGENT FOR                 6.88%
 Institutional Class                   JPM CF & VC INVESTORS BUS TR
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       JP MORGAN FSB AS AGENT FOR                   7.19%
                                       J HEYBOER REV TST 05/26/00
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       MGT OF NEW YORK AS AGENT FOR                11.25%
                                       MALCOLM MCDONALD REVOC TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

FUND AND CLASS OF SHARES               NAME AND ADDRESS OF SHAREHOLDER        PERCENTAGE HELD
------------------------               -------------------------------        ---------------
                                       MGT OF NEW YORK AS AGENT FOR                10.27%
                                       SONIA MCDONALD REVOC TRUST
                                       ATTN SPECIAL PRODUCTS 2/OPS3
                                       500 STANTON CHRISTIANA ROAD
                                       NEWARK DE 19713-2107

                                       CHARLES SCHWAB & CO INC                     48.64%
                                       SPECIAL CUSTODY ACCOUNT FOR BENEFIT
                                       OF CUSTOMERS
                                       ATTN MUTUAL FUNDS
                                       101 MONTGOMERY ST
                                       SAN FRANCISO CA 94104-4122

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or note distributed to the Fund.

    Alternatively, the Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements set forth above, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark to market gains with respect to the stock included by the Fund for prior taxable years.

    For federal income tax purposes, the funds listed below had capital loss carryforwards for the periods indicated:

    TAX AWARE DISCIPLINED EQUITY FUND: For the fiscal year ended October 31, 2000: $24,690,513, of which $802,394 expires in the year 2006, and $23,888,119 expires in 2008.

    TAX AWARE ENHANCED INCOME FUND: For the fiscal year ended October 31, 2000:
$1,475,360 of which $447,291 expires in the year 2007 and $1,028,069 expires in the year 2008.

    TAX AWARE U.S. EQUITY FUND: For the fiscal year ended October 31, 2000:
$10,377,866, of which $81,365 expires in the year 2005, $498,314 expires in the year 2006, $4,604,518 expires in the year 2007 and $5,193,669 expires in the year 2008.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (8% for gain otherwise taxes at 15%) if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal income tax liability, provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

    FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's AMT liability.) However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U. S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S.

sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the AMT imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Fund's outstanding voting securities, whichever is less.

    Telephone calls to the Funds, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of the Funds, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended October 31, 2000 (Accession No. 0001016937-00-000027) and the Semi-Annual Reports to Shareholders of the Fund for the six-month period ended April 30, 2001 (Accession Nos. 0000912057-01-523268 and 0000912057-01-52371),
are incorporated by reference.

                  APPENDIX A--DESCRIPTION OF SECURITY RATINGS

                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -  Leading market positions in well established industries.
    -  High rates of return on funds employed.
    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            J.P. MORGAN SERIES TRUST

                     JPMORGAN DISCIPLINED EQUITY VALUE FUND
                          JPMORGAN SMARTINDEX-TM- FUND
             (INSTITUTIONAL, SELECT, CLASS A, CLASS B, AND CLASS C)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
September 7, 2001 offering shares of JPMorgan Disciplined Equity Value Fund and the JPMorgan SmartIndex-TM- Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Objectives and Policies................    3
Investment Restrictions...........................   14
Trustees..........................................   15
Officers..........................................   18
Codes of Ethics...................................   19
Investment Adviser................................   19
Distributor.......................................   20
Administrator.....................................   21
Distribution Plans................................   22
Custodian and Transfer Agent......................   23
Shareholder Servicing.............................   23
Financial Professionals...........................   24
Independent Accountants...........................   24
Expenses..........................................   25
Purchases, Redemptions and Exchanges..............   25
Dividends and Distributions.......................   30
Net Asset Value...................................   30
Performance Data..................................   31
Portfolio Transactions............................   32
Massachusetts Trust...............................   33
Description of Shares.............................   33
Distributions: Tax Matters........................   35
Additional Information............................   39
Financial Statements..............................   39
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL

    J.P. Morgan Series Trust is an open-end management investment company organized as a Massachusetts business trust (the "Trust") on August 15, 1996. The Trust presently consists of fourteen separate series. This Statement of Additional Information ("SAI") relates only to the JPMorgan Disciplined Equity Value Fund and JPMorgan SmartIndex-TM- Fund (each a "Fund" and collectively the "Funds"). The Trustees of the Trust have authorized the issuance and sale of up to five classes of each Fund: Institutional Class, Select Class, Class A,
Class B and Class C Shares.

    This SAI describes the financial history, investment objective and policies, management and operation of the Funds and provides additional information with respect to the Funds and should be read in conjunction with the Funds' current prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Prospectuses. The Trust's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

    The Funds are each advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Funds is subject to risk that may cause the value of the investment to fluctuate, and at the time it is redeemed, be higher or lower than the amount originally invested.

                       INVESTMENT OBJECTIVES AND POLICIES

    The following discussion supplements the information in the Prospectuses regarding the investment objective and policies of each Fund.

                     JPMORGAN DISCIPLINED EQUITY VALUE FUND

    The JPMorgan Disciplined Equity Value Fund (the "Disciplined Equity Value Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the Russell 1000 Value Index. The Disciplined Equity Value Fund's investment objective is to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index. This investment objective can be changed without shareholder approval. The Disciplined Equity Value Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities considered by the Adviser to be undervalued. Equity securities consist of common stocks and other securities with equity characteristics such as preferred stocks, depository receipts, warrants, rights, convertible securities and equity participations (collectively, "Equity Securities"). Under normal circumstances, the Disciplined Equity Value Fund expects to invest at least 65% of its total assets in such securities.

    The Disciplined Equity Value Fund invests primarily in Equity Securities. The Equity Securities in which the Disciplined Equity Value Fund invests include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities.

                          JPMORGAN SMARTINDEX-TM- FUND

    The JPMorgan SmartIndex-TM- Fund (the "SmartIndex-TM- Fund") is designed for investors seeking a consistently high total return from a broadly diversified portfolio of approximately 325 equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index ("S&P 500"). While the Fund seeks to invest in a portfolio of stocks with risk characteristics similar to the S&P 500, the Fund may invest a portion of its assets in stocks which are not part of the index.

    The various types of securities in which the Funds may invest are described below.

                               EQUITY INVESTMENTS

    The Funds invest primarily in equity securities consisting of U.S. and, to a lesser extent, foreign common stocks and other securities with equity characteristics which are comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and investment company securities (collectively, "Equity Securities"). The Equity Securities in which the Funds invest may include exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments that may be purchased by the Funds appears below. See also "Quality and Diversification Requirements."

    EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

    Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

    The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS

    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.

                              FOREIGN INVESTMENTS

    Each Fund may invest up to 20% of its total assets at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the re-domiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure.

    Investors should realize that the value of each Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect each Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depository") that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs (sometimes referred to as Continental Depository Receipts ("CDRs")) are securities typically issued by a non-U.S. financial institution that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

    Holders of an unsponsored depository receipt generally bear all costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.

                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest will accrue to the Funds until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could (as with the disposition of any other fund obligation) incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

    The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement may be deemed to be a borrowing of money by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. Each Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, each of the Funds will enter into a reverse repurchase agreement only when the expected return to be earned from the investment of the proceeds is greater than the interest expense of the transaction. Each of the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets less liabilities (other than reverse repurchase agreements and other borrowings). See "Investment Restrictions."

    LOANS OF PORTFOLIO SECURITIES. Each Fund is permitted to lend its securities in an amount up to 33 1/3% of the value of the Fund's net assets. Each Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time, (generally three business days after notice) or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the Fund and its respective shareholders. A Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and a Fund will not make any loans in excess of one year. The Funds will not lend its securities to any officer, Trustee, Director, employee or other affiliate of either Fund, the Adviser or the Funds' distributor, unless otherwise permitted by applicable law.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED
SECURITIES. Each of the Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as certain private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

    As to illiquid investments, these restricted holdings are subject to the risk that a Fund will not be able to sell them at a price a Fund deems representative of their value. If a restricted holding must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time a Fund is permitted to sell a holding under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                            MONEY MARKET INSTRUMENTS

    Although each Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by each Fund appears below. See "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. Each Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credit of the issuing agency.

    BANK OBLIGATIONS. Unless otherwise noted below, each Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). Each Fund will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. A Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

    COMMERCIAL PAPER. Each Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Adviser to have a credit quality which satisfies a Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand. A Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. A Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by it in each agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each Fund intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each of the Funds: (1) each Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of each of the Funds' assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

    Each Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions; Tax Matters."

    Each Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    Each Fund may use futures contracts and options for hedging and risk management purposes, although it currently intends only to use futures contracts and only for the purpose of "equitizing" cash as described below. Each Fund may not use futures contracts and options for speculation.

    Each Fund intends to use futures contracts to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. The objective where equity futures are used to "equitize" cash is to match the notional value of all futures contracts to a Fund's cash balance. The notional value of futures and of the cash is monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

    Each Fund may use options and futures contracts to manage its exposure to changing security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate to the Adviser and consistent with a Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limiting its exposure to losses. Each Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    Each Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Fund's total assets.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund also may close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer also will profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because such Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position into which it has previously entered. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that such Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase or sell (write) futures contracts and purchase or sell put and call options, including put and call options on futures contracts. In addition, a Fund may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including, but not limited to, U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the interpretations of the Securities and Exchange Commission ("SEC") thereunder.

    COMBINED POSITIONS. Each Fund is permitted to purchase and write options in combination with other series of the Trust, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

    Options and futures contracts prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Each Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions also could be impaired. See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although a Fund will not be commodity pools, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which such Fund can invest in such derivatives. A Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Funds may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain matters in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchase of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., three month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor, or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments typically are not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

    The Adviser will, however, consider such risks and will enter into swap and other derivative transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

    A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.

                               PORTFOLIO TURNOVER

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the SmartIndex-TM- Fund's portfolio turnover rate was 19%, 45% and 67%, respectively. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distribution: Tax Matters" below.

                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Trust with respect to each of the Funds. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of purchasing securities to the market value of the Fund's assets.

    Each of the Funds:

        (1) May not make any investments inconsistent with the Fund's classification as a diversified investment company under the 1940 Act;

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry, except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of each of the Funds and may be changed by the Trustees. These non-fundamental investment policies require that the Funds:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
        (ii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and
        (iii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

    If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

    For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of each of the Funds, as described below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds) Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trusees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services) Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address: 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20, 1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to determine the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                       AGGREGATE TRUSTEE     PENSION OR RETIREMENT
                                     COMPENSATION PAID BY   BENEFITS ACCRUED BY THE  TOTAL COMPENSATION PAID
                                     THE TRUST DURING 2000     "FUND COMPLEX"**       FROM "FUND COMPLEX"(1)
                                     ---------------------  -----------------------  ------------------------
William J. Armstrong, Trustee                  N/A                 $ 41,781                  $ 90,000
Roland R. Eppley, Jr., Trustee                 N/A                 $ 58,206                  $ 91,000
Ann Maynard Gray, Trustee                   $1,810                      N/A                  $ 75,000
Matthew Healey, Trustee (2)                 $1,810                      N/A                  $ 75,000
Fergus Reid, III, Chairman                     N/A                 $110,091                  $205,750
James J. Schonbachler, Trustee              $1,810                      N/A                  $ 75,000
Leonard M. Spalding, Jr., Trustee*             N/A                 $ 35,335                  $ 89,000
H. Richard Vartabedian, Trustee                N/A                 $ 86,791                  $134,350

  * Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.
 ** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.
(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 10 investment companies.
(2) Pierpont Group, Inc., which provided services to the former J.P. Morgan Family of Funds, paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities the Trust and the Funds had entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust has paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds within the Fund Complex the Trust and the Funds have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Fund for the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001 were $47, $2,544 and $6,193, respectively.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, JPMIM. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer, Vice President, JPMIM. Mr. Wezdenko is the Chief Operating Officer for J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Moran is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay

Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts in the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, JPMIM. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer. Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer. Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of each Fund.

                                CODES OF ETHICS

    The Trust, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to preclearance and other procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    Subject to the supervision of the Funds' Trustees, the Adviser make the Funds' day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM manages employee benefit funds or corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Adviser, have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

    Each Fund is managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, the Trust, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets shown below:

    Disciplined Equity Value Fund                    0.35%
    SmartIndex-TM- Fund                              0.25%

    The table below sets forth for the Fund listed the advisory fees paid to JPMIM, as applicable, for the fiscal periods indicated.

    SMARTINDEX-TM- FUND--For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001: $5,442, $424,511 and $1,166,042, respectively.

    See "Expenses" below for applicable expense limitations.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time with respect to the Fund without penalty by a vote of a majority of the Trust's Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Funds' shares. In that capacity, the

Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement will continue in effect with respect to each of the Funds for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement effective September 7, 2001 with the Trust (the "Administration Agreement"), Morgan Guaranty Trust Company of New York ("Morgan") is the administrator of the Funds. Morgan provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act), or by vote of a majority of the Funds' outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days' written notice when authorized either by a majority vote of a Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of duties under the agreement on the part of Morgan or its directors, officers or employees the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

    Under a prior Co-Administration Agreement with the Trust and the SmartIndex-TM- Fund dated August 1, 1996, Funds Distributors, Inc. ("FDI") served as the Trust's and the SmartIndex-TM- Fund's Co-Administrator.

    For its services under the Co-Administration Agreement, the SmartIndex-TM-Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the SmartIndex-TM- Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the SmartIndex-TM- Fund paid to FDI $61, $2,810 and $5,294, respectively, in administrative fees.

    The Trust, on behalf of the SmartIndex-TM- Fund, had entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan was responsible for certain administrative and related services provided to the Fund.

    Under the Services Agreement, the SmartIndex-TM- Fund had agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the SmartIndex-TM- Fund and the Trust in accordance with the following annual schedule: 0.09% of the first $7 billion of aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust, the SmartIndex-TM- Fund, and the other investment companies for which Morgan provided similar services.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the Fund paid to Morgan, as Services Agent, $1,264, $85,537 and $221,091, respectively.

                               DISTRIBUTION PLANS

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A shares pay a Distribution Fee of up to 0.25% and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B shares of the Funds of up to 4.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of the Class A shares, 0.25% annualized of the average net asset value of the Class B shares or 0.75% annualized of the average net asset value of the Class C shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B shares of the Income Funds, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B or Class C shares of the Funds, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

    The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of a Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with the Trust dated September 7, 2001, The Chase Manhattan Bank (Chase), 3 Metrotech Center, Brooklyn, New York 11245, is the Trust's custodian and is responsible for holding portfolio securities and cash and maintaining the books of account and records of each Fund's portfolio transactions. Prior to that time, the Bank of New York, One Wall Street, New York, New York 10286, served as the Trust's custodian and fund accounting agent.

    DST Systems, Inc. (DST) serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. Prior to May 5, 2001, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, served as the Trust's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of each Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for Fund shareholders. Under this agreement, Morgan is responsible for performing, directly or through an agent, shareholder account administrative and servicing functions, which include but are not limited to answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

    Under the Shareholder Servicing Agreement, the Funds have agreed to pay Morgan for these services the following fees (expressed as a percentage of the average daily net asset value of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent) for each class of shares listed: Institutional Shares: 0.10%, Select Shares: 0.25% and Classes A, B and C
Shares: 0.25%. Morgan acts as Shareholder Servicing Agent for all such shareholders.

    For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001, the SmartIndex-TM- Fund paid to Morgan, as Shareholder Servicing Agent, $2,185, $173,734 and $466,417, respectively.

    If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

    The Funds may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in a Fund. See "Financial Professionals" below. Organizations that provide recordkeeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Funds or Morgan.

    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, it applicable, a broker's authorized designee, accepts the order. These orders will be priced at each Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, assists in the preparation and/or review of the Funds' federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan and the Distributor under various agreements discussed under "Investment Adviser," "Distributor," "Administrator" and "Shareholder Servicing" above, each Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Funds to the extent necessary to maintain each Fund's total operating expenses (which include expenses of each Fund) at the following annual rates of each Fund's average daily net assets for the periods indicated:

Disciplined Equity Value Fund
    Institutional Shares                             0.45% until September 7, 2004
    Select Shares                                    0.60% until September 7, 2004
    Class A Shares                                   0.95% until September 7, 2002
    Class B Shares                                   1.45% until September 7, 2002
    Class C Shares                                   1.45% until September 7, 2002
SmartIndex-TM- Fund
    Institutional Shares                             0.35% until September 7, 2004

    Under prior reimbursement arrangements, Morgan reimbursed the SmartIndex-TM-Fund the following fees and other expenses for the periods indicated. For the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001: $111,162, $408,049 and $635,797, respectively.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund.

In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

    Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                     AMOUNT OF
                                              SALES CHARGE AS A     SALES CHARGE
                                                PERCENTAGE OF:      REALLOWED TO
                                             --------------------   DEALERS AS A
                                             OFFERING  NET AMOUNT  PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)   PRICE     INVESTED   OFFERING PRICE
-------------------------------------------  --------  ----------  --------------
Under 100,000                                   5.75       6.10           5.00
100,000 but under 250,000                       3.75       3.90           3.25
250,000 but under 500,000                       2.50       2.56           2.25
500,000 but under 1,000,000                     2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Funds declare and pay dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Funds unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    Each Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. Each Fund also may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), other than options on stock indexes, is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rate currency average on the valuation date.

    Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Funds' net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Funds was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Funds' net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

                                PERFORMANCE DATA

    From time to time, the Funds may quote performance in terms of actual distributions, total return or capital appreciation for the various Fund classes in reports, sales literature and advertisements published by the Trust. Current performance information may be obtained by calling Morgan at (800) 766-7722.

    The classes of shares of the Funds may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Funds' shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return.

    TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, average annual total return of each class of shares of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, also may be calculated.

    Historical return information for the SmartIndex-TM- Fund is as follows:
(05/31/2001): Average annual total return, 1 year: (11.21)%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 31, 1998) to May 31, 2001: 0.97%.

    GENERAL. Performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the Funds' volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Funds.

                             PORTFOLIO TRANSACTIONS

    The Adviser places orders for the Funds for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Funds. See "Investment Objectives and Policies."

    In selecting a broker, the Adviser considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition; and the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Adviser decides that the broker chosen will provide the best execution. The Adviser monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred by the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, will receive reports from Morgan and published data concerning transaction costs incurred by institutional investors generally.

    Research services provided by brokers to which the Adviser has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all of the Adviser's clients and not solely or necessarily for the benefit of the Fund. The Adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Fund does not reduce its fee to the Adviser by any amount that might be attributable to the value of such services.

    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of the Funds' brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Funds may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Funds may not purchase securities during the existence of any underwriting syndicate for such securities of which the Adviser or an affiliate is a member or in a private placement in which the Adviser or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Funds that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    Fixed income and debt securities are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser intends to seek best execution on a competitive basis for both purchases and sales of securities.

    Portfolio securities will not be purchased from or through or sold to or through the Adviser or the Distributor or any "affiliated person" (as defined in the 1940 Act) thereof when such entities are acting as principals, except to the extent permitted by law. In addition, the Funds will not purchase securities from any underwriting group of which the Adviser or an affiliate of the Adviser is a member, except to the extent permitted by law.

    Investment decisions made by the Adviser are the product of many factors in addition to basic suitability for the Funds or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Funds only may sell a security to another series of the Trust or to other accounts managed by the Adviser or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Funds, as well as other clients including other clients, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with the Adviser's fiduciary obligations to the Funds. In some instances, this procedure might adversely affect the Funds.

    The SmartIndex-TM- Fund paid the following approximate brokerage commissions for the period December 31, 1998 (commencement of operations) through May 31, 1999 and for the fiscal years ended May 31, 2000 and 2001: $889, $153,413 and $187,222, respectively.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    The Trust's Declaration of Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

                             DESCRIPTION OF SHARES

    Each Fund represents a separate series of shares of beneficial interest of the Trust. Fund shares are further divided into separate classes. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

    Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors. However, immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative. The Trust does not intend to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote if required by either the 1940 Act or the Trust's Declaration of Trust.

    The Disciplined Equity Value Fund offers Institutional, Class A, Class B and Class C shares. The SmartIndex-TM- Fund offers Institutional Shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the applicable Prospectuses. In addition to such differences, expenses borne by each class may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, CDSC and ongoing annual expenses will depend on the length of time a share is held.

    Selected dealers and financial consultants may receive different levels of compensation depending upon the particular class of shares sold.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's shareholder servicing agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a shareholder servicing agent. No certificates are issued for Class B shares due to their conversion feature.

    As of August 22, 2001, the following persons owned of record or were known by the Trust to own more than 5% of any outstanding shares of the Funds.

FUND AND CLASS OF SHARES                          NAME AND ADDRESS OF SHAREHOLDER         PERCENTAGE HELD
------------------------                    --------------------------------------------  ---------------
SmartIndex-TM- Fund, Institutional          JP MORGAN FSB AS AGENT FOR FOREST LAWN             5.33%
  Shares (1)                                ENDOWMENT FUND ATTN SPECIAL PRODUCTS 2/OPS3
                                            500 STANTON CHRISTIANA RD
                                            NEWARK DE 19713-2107
                                            JPMIM AS AGENT FOR THE RETIREMENT TRUST FUND       5.97%
                                            FOR ST JOSEPH'S PROVINCE OF THE SISTERS OF
                                            ST JOSEPH OF PEACE
                                            ATTN: F GENTIL 522 5TH AVE
                                            NEW YORK NY 10036
                                            NORTHERN TRUST COMPANY AS TTEE FBO EPISCOPAL       6.49%
                                            CHURCH LAY EMPLOYEES DEF CONTRIB RET PLAN
                                            TRST (401A)
                                            A/C 2206498
                                            PO BOX 92956
                                            CHICAGO IL 60675-2956

(1) On September 7, 2001, all Institutional Class shares of the JPMorgan Institutional Smart Index Fund were renamed Institutional Class shares of the SmartIndex-TM- Fund.

                           DISTRIBUTIONS: TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income
(i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

    For federal income tax purposes the SmartIndex-TM- Fund has capital loss carryforwards in the amount of $17,215,185 at May 31, 2001, of which $102,317 expires May 31, 2008 and $17,112,878 expires May 31, 2009. These capital loss carryforwards are available to offset future capital gains.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of the Fund.

    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining its adjusted current earnings.

    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by a such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Morgan or DST may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or FDI. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by FDI to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or FDI to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the SmartIndex-TM- Fund's May 31, 2001 annual report filing made with the SEC on August 3, 2001 pursuant to
Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder (Accession Number 0000912057-01-526548). The financial statements are available without charge upon request by calling JPMorgan Funds Services at (800) 766-7722.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

    A--A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB-B--Debt rated BB and B is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S
                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    -- Leading market positions in well established industries.

    -- High rates of return on funds employed.

    -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    -- Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               SEPTEMBER 7, 2001

                            J.P. MORGAN SERIES TRUST

                         JPMORGAN CALIFORNIA BOND FUND
                   (SELECT, INSTITUTIONAL AND CLASS A SHARES)
                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
September 7, 2001 offering shares of the Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. (the "Distributor"), at 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about your account, simply call or write the JPMorgan Funds Service Center at:

Select, Classes A, B and C Shares:  Institutional Shares:

JPMorgan Funds Service Center       JPMorgan Institutional Funds
P.O. Box 219392                     Service Center
Kansas City, MO 64121-9392          500 Stanton Christiana Road
                                    Newark, Delaware 19713

1-800-348-4782                      1-800-766-7722

TABLE OF CONTENTS                                              PAGE
---------------------------------------------------------------------

General.....................................................     3
Investment Objective and Policies...........................     3
Trustees....................................................    20
Officers....................................................    22
Code of Ethics..............................................    23
Investment Advisor..........................................    23
Distributor.................................................    25
Administrator...............................................    25
Distribution Plan...........................................    26
Custodian and Transfer Agent................................    27
Shareholder Servicing.......................................    27
Financial Professionals.....................................    28
Independent Accountants.....................................    28
Expenses....................................................    28
Purchases, Redemptions and Exchanges........................    29
Dividends and Distributions.................................    34
Net Asset Value.............................................    34
Performance Data............................................    34
Portfolio Transactions......................................    36
Massachusetts Trust.........................................    37
Description of Shares.......................................    37
Tax Matters.................................................    38
Additional Information......................................    43
Financial Statements........................................    44
Appendix A..................................................   A-1
Appendix B..................................................   B-1

                                    GENERAL

    The J.P. Morgan California Bond Fund (the "Fund") is a series of J.P. Morgan Series Trust, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). The Fund is a non-diversified, open-end management investment company. The Trustees of the Trust have authorized the issuance and sale of up to five classes of the Fund:
Institutional Class, Select Class, Class A, Class B and Class C Shares. Currently, the Fund is offering Select, Institutional and Class A Shares.

    This Statement of Additional Information describes the financial history, investment objective and policies, management and operation of the Fund and provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (each a "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Fund's executive offices are located at 522 Fifth Avenue, New York, New York 10036.

    The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

    Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate of the Advisor and J.P. Morgan Chase & Co., or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide a high after-tax total return for California residents consistent with moderate risk of capital. The Fund invests primarily in California Municipal Securities (defined below), the income from which is exempt from federal and California personal income taxes. It may also invest in other municipal securities that generate income exempt from federal income tax but not from California income tax. In addition, in order to maximize after tax total return, the Fund may invest in taxable debt obligations to the extent consistent with its objective.

    The following discussion supplements the information regarding the investment objective of the Fund and the policies to be employed to achieve this objective.

    The Fund is designed for investors subject to federal and California personal income taxes who are seeking high after tax return but are not adverse to receiving some taxable income and gains. The Fund is not suitable for tax-deferred retirement or pension plans, including Individual Retirement Accounts (IRAs), 401(k) plans and 403(b) plans. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective.

    The Adviser actively manages the Fund's duration, the allocation of securities across market sectors and the selection of securities to maximize after tax total return. The Adviser adjusts the Fund's duration based upon fundamental economic and capital markets research and the Adviser's interest rate outlook. For example, if interest rates are expected to rise, the duration may be shortened to lessen the Fund's exposure to the expected decrease in bond prices. If interest rates are expected to remain stable, the Adviser may lengthen the duration in order to enhance the Fund's yield.

    Under normal market conditions, the Fund will have a duration of three to seven years, although the maturities of individual portfolio securities may vary widely. Duration measures the price sensitivity of the Fund's portfolio, including expected cash flow under a wide range of interest rate scenarios. A longer duration generally results in greater price volatility. As a result, when interest rates increase, the prices of longer duration securities increase more than the prices of comparable quality securities with a shorter duration.

    The Adviser also attempts to enhance after tax total return by allocating the Fund's assets among market sectors. Specific securities which the Adviser believes are undervalued are selected for purchase within sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk and the judgment of fixed income portfolio managers and analysts.

    The Fund may engage in short-term trading to the extent consistent with its objective. The annual portfolio turnover rate of the Fund is generally not expected to exceed 40% in a stable interest rate environment. Portfolio turnover rates are greatly dependent on interest rate fluctuation. Portfolio turnover rates generally increase during periods of rising interest rates and generally decrease during periods of falling interest rates. Portfolio transactions may generate taxable capital gains and result in increased transaction costs.

    Under normal circumstances, the Fund invests at least 65% of its total assets in California municipal bonds. For purposes of this policy, "California municipal bonds" has the same meaning as "California Municipal Securities," which are obligations of any duration (or maturity) issued by California, its political subdivisions and their agencies, authorities and instrumentalities and any other obligations, the interest from which is exempt from California personal income tax. The interest from many but not all California Municipal Securities is also exempt from federal income tax. The Fund may also invest in debt obligations of state and municipal issuers outside of California. In general, the interest on such securities is exempt from federal income tax but subject to California income tax. A portion of the Fund's distributions from interest on California Municipal Securities and other municipal securities in which the Fund invests may under certain circumstances be subject to federal alternative minimum tax. See "Taxes".

                             TAX EXEMPT OBLIGATIONS

    Since the Fund invests primarily in California Municipal Securities, its performance and the ability of California issuers to meet their obligations may be affected by economic, political, demographic or other conditions in California. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities of issuers in multiple states. The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their general fiscal conditions. Constitutional or statutory restrictions may limit a municipal issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic or fiscal condition of the issuer or specific revenue source from whose revenues the payments will be made. Any reduction in the actual or perceived ability of an issuer of California Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would probably reduce the market value and marketability of the Fund's portfolio securities.

    The Fund may invest in municipal securities of any maturity and type. These include both general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing authority and revenue bonds payable from specific revenue sources, but generally not backed by the issuer's taxing authority. In addition, the Fund may invest in all types of municipal notes, including tax, revenue and grant anticipation notes, municipal commercial paper, and municipal demand obligations such as variable rate demand notes and master demand obligations. There is no specific percentage limitation on these investments.

    MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

    Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

    MUNICIPAL NOTES. The Fund may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee. Although master demand obligations are not marketable to third parties, the Fund considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

    Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

    Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

    Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of the Fund to receive the par value of the obligation upon demand or notice.

    Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund has no specific percentage limitations on investments in master demand obligations.

    PREMIUM SECURITIES. During a period of declining interest rates, many municipal securities in which the Fund invests likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium. In general, such securities have market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of the Fund's shares. The values of such "premium" securities tend to approach the principal amount as they near maturity.

    PUTS. The Fund may purchase without limit, municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with the Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit the Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Adviser will monitor each writer's ability to meet its obligations under puts.

    Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in the Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

    The Fund values any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Fund were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Fund, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the amortized valuation of such securities.

    Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Adviser. Each dealer will be approved on its own merits, and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Adviser reviews regularly the list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. Other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ('Moody's') or AA or better by Standard & Poor's Ratings Group ('Standard & Poor's'), or will be of comparable quality in the Adviser's opinion or such put writers' obligations will be collateralized and of comparable quality in the Adviser's opinion. The Trustees have directed the Adviser not to enter into put transactions with any dealer which in the judgment of the Adviser become more than a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

    Entering into a put with respect to a tax exempt security may be treated, depending upon the terms of the put, as a taxable sale of the tax exempt security by the Fund with the result that, while the put is outstanding, the Fund will no longer be treated as the owner of the security and the interest income derived with respect to the security will be treated as taxable income to the Fund.

                            NON-MUNICIPAL SECURITIES

    The Fund may invest in bonds and other debt securities of domestic issuers to the extent consistent with its investment objective and policies. The Fund may invest in U.S. Government, bank and corporate debt obligations, as well as asset-backed securities and repurchase agreements. The Fund will purchase such securities only when the Advisor believes that they would enhance the after tax returns of a shareholder of the Fund in the highest federal and California income tax brackets. Under normal circumstances, the Fund's holdings of non-municipal securities and securities of municipal issuers outside California will not exceed 35% of its total assets. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because the Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

                            MONEY MARKET INSTRUMENTS

    The Fund may invest in money market instruments to the extent consistent with its investment objective and policies. Under normal circumstances, the Fund will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Fund may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. Also see "Quality and Diversification Requirements."

    U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage

Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

    BANK OBLIGATIONS. The Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total and are organized under the laws of the United States or any state, (ii) foreign branches of these banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Fund may not invest in obligations of foreign branches of foreign banks. The Fund will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank.

    COMMERCIAL PAPER. The Fund may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, in its capacity as a commercial bank, has made a loan.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the Advisor's credit guidelines. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement plus accrued interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.

    The Fund may make investments in other debt securities, including without limitation corporate bonds and other obligations described in this Statement of Additional Information.

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                             ADDITIONAL INVESTMENTS

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company,
(ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund has applied for exemptive relief from the SEC to permit the Fund to invest in affiliated investment companies. If the requested relief is granted, the Fund Portfolio would then be permitted to invest in affiliated funds, subject to certain conditions specified in the applicable order.

    The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing

(including reverse repurchase agreement and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    LOANS OF PORTFOLIO SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, officer, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33-1/3% of the Fund's total assets.

    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

    The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, the Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

    SYNTHETIC VARIABLE RATE INSTRUMENTS. The Fund may invest in certain synthetic variable rate instruments. Such instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate and
(ii) the risk to the Fund will be that of holding a long-term bond.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    The Fund is registered as a non-diversified investment company which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Fund, however, will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes".

    It is the current policy of the Fund that under normal circumstances at least 90% of total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's or BBB or better by Standard & Poor's. The remaining 10% of total assets may be invested in securities that are rated B or better by Moody's or Standard & Poor's. See "Below Investment Grade Debt" below. In each case, the Fund may invest in securities which are unrated, if in the Advisor's opinion, such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's and BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment.

    The Fund invests principally in a portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The Fund may also invest up to 10% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, B or better by Moody's or Standard & Poor's, or of comparable quality. The Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation, repurchase agreement, or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Fund. If no such ratings exists, the investment must be of comparable investment quality in the Advisor's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

    BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Fund, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

    Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Fund's portfolio securities for purposes of determining the Fund's net asset value. See Appendix A for more detailed information on these ratings.

    In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (a) exchange traded and over-the-counter
(OTC) put and call options on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and indexes of fixed income securities and (b) futures contracts on fixed income securities and indexes of fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

    The Fund may use futures contracts and options for hedging and risk management purposes. The Funds may not use futures contracts and options for speculation.

    The Fund may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Fund's investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Fund's return. While the use of these instruments by the Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the Fund's return. Certain strategies limit the Fund's possibilities to realize gains as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate.

    The Fund may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets. In addition, the Fund will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of the Fund.

                                    OPTIONS

    PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exits. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

    The buyer of a typical put option can expect to realize a gain if the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

    SELLING (WRITING) PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for the receipt of the premium, the Fund assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

    If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

    Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

    The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

    OPTIONS ON INDEXES. The Fund may purchase or sell put and call options on any securities index based on securities in which the Fund may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as index because the Fund's investments generally will not match the composition of an index.

    For a number of reasons, a liquid market may not exist and thus the Fund may not be able to close out an option position that it has previously entered into. When the Fund purchases an OTC option, it will

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be relying on its counterparty to perform its obligations, and the Fund may incur additional losses if the counterparty is unable to perform.

    EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet the Advisor's creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                               FUTURES CONTRACTS

    When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

    When the Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

    The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Fund buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Fund to close out its futures positions. Until it closes out a futures position, the Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Fund's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

    The Fund will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

    COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

    Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    SWAPS AND RELATED SWAP PRODUCTS. The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

    Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis", and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

    The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

    The Advisor will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.

    The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Advisor. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Advisor and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Fund may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of its portfolio or the mix of securities in its portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                       SPECIAL FACTORS AFFECTING THE FUND

    The Fund intends to invest a high proportion of its assets in municipal obligations in California Municipal Securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of California Municipal Securities to meet their obligations thereunder.

    The fiscal stability of California is related, at least in part, to the fiscal stability of its localities and authorities. Various California agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by California through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such California agencies, authorities and localities, in the past the State has had to provide special assistance, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The presence of such aid in the future should not be assumed. To the extent that California agencies and local governments require State assistance to meet their financial obligations, the ability of California to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    For further information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is based on information from an official statement of California general obligation municipal obligations and does not purport to be complete.

                               PORTFOLIO TURNOVER

    The table below sets forth the Fund's portfolio turnover rate. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

    FUND--For the fiscal years ended April 30, 1999, 2000 and 2001: 40%, 87% and 55%, respectively.

                            INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the Fund. Except as otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of
(a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

    The Fund:

        1. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        2. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        3. May not borrow money, except to the extent permitted by applicable law;

        4. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

        5. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and (c) make direct investments in mortgages;

        6. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        7. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;
        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and
        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in another open-end registered investment company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

                                    TRUSTEES

    The Trustees of the Trust are also the Trustees of the Fund. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

    WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is December 4, 1941.

    ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971--1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is April 1, 1932.

    ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903. Her date of birth is August 22, 1945.

    MATTHEW HEALEY--Trustee and President of the Board of Trustees; Former Chief Executive Officer of certain trusts in the JPMorgan Fund Complex through April 2001. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is August 23, 1937.

    FERGUS REID, III--Trustee and Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. His date of birth is August 12, 1932.

    JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. His date of birth is January 26, 1943.

    LEONARD M. SPALDING*--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is July 20,
1935.

    H. RICHARD VARTABEDIAN--Trustee; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is
January 26, 1936.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees of the Trust presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Reid and Ms. Gray. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The members of the Investment Committee are Messrs. Spalding (Chairman), Vartabedian and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The members of the Governance Committee are Messrs. Vartabedian (Chairman), Schonbachler, Eppley and Reid. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues.

    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid

------------------------
* Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

is paid an additional $140,400. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. For his services as the Chairman of the Governance Committee of the JPMorgan Fund Complex, Mr. Vartabedian is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.

    Trustee compensation expenses paid by the Trust and the JPMorgan Fund Complex for the calendar year ended December 31, 2000 are set forth below.

                                            AGGREGATE
                                             TRUSTEE            PENSION OR
                                           COMPENSATION    RETIREMENT BENEFITS             TOTAL
PENSION OR                                 BY THE TRUST       ACCRUED BY THE       COMPENSATION PAID FROM
RETIREMENT BENEFITS                        DURING 2000      "FUND COMPLEX" (1)       "FUND COMPLEX"(2)
-------------------                        ------------    --------------------    ----------------------
William J. Armstrong, Trustee                     NA             $ 41,781                 $ 90,000
Roland R. Eppley, Jr., Trustee                    NA             $ 58,206                 $ 91,000
Ann Maynard Gray, Trustee                     $1,810                   NA                 $ 75,000
Matthew Healey, Trustee (3)                   $1,810                   NA                 $ 75,000
Fergus Reid, III, Chairman                        NA             $110,091                 $202,750
James J. Schonbachler, Trustee                $1,810                   NA                 $ 75,000
Leonard M. Spalding, Jr., Trustee*                NA             $ 35,335                 $ 89,000
H. Richard Vartabedian, Trustee                   NA             $ 86,791                 $134,350

                    *   Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of J.P. Morgan Chase &
                        Company.
                  (1)   On February 22, 2001, the Board of Trustees voted to
                        terminate the Retirement Plan.
                  (2)   A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for
                        purposes of investment and investment services, or have a
                        common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Fund Complex
                        for which the Trustees serve includes 10 investment
                        companies.
                  (3)   Pierpont Group, Inc., which provided services to the former
                        J.P. Morgan Family of Funds, paid Mr. Healey, in his role as
                        Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums
                        for his benefit.

    The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the board of trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the Administrator, or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, the Trust and the Portfolio had entered into a Fund Service Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the former J.P. Morgan Family of Funds (formerly "the Pierpont Family of Funds"), and the Trustees were the equal and sole shareholders of Pierpont Group, Inc. The Trust paid Pierpont
Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of certain trusts within the Fund Complex, the trusts have terminated their agreements with Pierpont Group, Inc. The Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Fund for the fiscal years ended April 30, 1999, 2000 and 2001, were: $1,623, $1,452 and $1,880, respectively.

                                    OFFICERS

    The Trust's executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a subsidiary of The BYSIS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

    The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

    GEORGE GATCH; President. Managing Director, J.P. Morgan Investment Management Inc. Mr. Gatch is head of J.P. Morgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held numerous positions throughout the firm in business management, marketing and sales. His date of birth is December 21, 1962.

    DAVID WEZDENKO; Treasurer; Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko is the Chief Operating Officer for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J. P. Morgan Chase (or its predecessors) in 1996, he has held numerous financial and operations related positions supporting the J. P. Morgan pooled funds business. His date of birth is October 2, 1963.

    SHARON WEINBERG; Secretary. Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg is head of Business and Product Strategy for JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan Chase (or its predecessors) in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

    MICHAEL MORAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Morgan is the Chief Financial Officer of JPMorgan Fleming's U.S. Mutual Funds and Financial Intermediaries Business. He has held various financial reporting roles in the Investment Management and Middle Market businesses at J.P. Morgan Chase (or its predecessors). His date of birth is July 14, 1969.

    STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. Ungerman is head of the Fund Services Group within Fund Administration.

Prior to joining J.P. Morgan Chase (or its predecessors) in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, including Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

    JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as Assistant Secretary for the Mainstay Funds. From October 1995 through July 1998,
Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

    JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, J.P. Morgan Investment Management Inc. Prior to October of 1997, he was an attorney in the Mutual Fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

    PAUL M. DERUSSO; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for certain trusts of the JPMorgan Fund Complex since prior to 1996. His date of birth is December 3, 1954.

    LAI MING FUNG; Assistant Treasurer. Associate, J.P. Morgan Investment Management Inc. Ms. Fung serves in the Funds Administration Group as a Budgeting Analyst for the Budgeting and Expense Group. Prior to April 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

    MARY SQUIRES; Assistant Treasurer. Vice President, J.P. Morgan Investment Management Inc. Ms. Squires has held numerous financial and operations positions supporting the J.P. Morgan Chase organization (or its predecessors). Her date of birth is January 8, 1955.

    NIMISH S. BHATT; Assistant Treasurer, Senior Vice President, Fund Administration and Financial Services, BISYS Investment Services, since November 2000; various positions held within BISYS prior thereto since 1996, including Vice President and Director of International Operations, Vice President of Financial Administration and Vice President of Tax. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is June 6, 1963.

    ARTHUR A. JENSEN; Assistant Treasurer, Vice President, Financial Services, BISYS Investment Services, since June 2001; formerly Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company. His address is 3435 Stelzer Road, Columbus, Ohio 43219. His date of birth is September 28, 1966.

    MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

    ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

    LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

    As of August 22, 2001, the officers and Trustees as a group owned less than 1% of the shares of the Fund.

                                 CODE OF ETHICS

    The Trust, the Advisor and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Fund. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

                               INVESTMENT ADVISER

    The Trust has retained JPMIM as investment advisor to provide investment advice and portfolio management services to the Fund. Subject to the supervision of the Trustees, the Advisor makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. Incorporated ("J.P. Morgan Chase"), is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee.

    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors.

    J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware was formed from the merger of J.P. Morgan & Co. Incorporated with and into the Chase Manhattan Corporation. J.P. Morgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor firms, has been in business for over a century.

    Prior to October 28, 1998, Morgan Guaranty Trust Company ("Morgan") served as the Fund's investment advisor.

    The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund. See "Fund Transactions."

    The Fund is managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Fund.

    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreements, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rates of 0.30% of the Fund's average daily net assets shown below.

    The advisory fees paid by the Fund to Morgan and JPMIM for the fiscal years ended April 30, 1999, 2000 and 2001, were: $200,927, $239,110 and $420,095, respectively. See the Fund's financial statements which are incorporated herein by reference.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Fund. See "Additional Information."

    Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

                                  DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of Distributor are located at 1211 Avenue of the Americas, New York, NY 10036.

    Prior to April 10, 2001, Funds Distributor, Inc. ("FDI") serves as the Trust's exclusive distributor.

                                 ADMINISTRATOR

    Pursuant to an Administration Agreement, with the Trust (the "Administration Agreement"), Morgan is the administrator of the Fund. Morgan provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Morgan in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreement, Morgan is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Morgan on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith or gross negligence or reckless disregard in the performance of duties or under the agreement on the part of Morgan or its directors, officers or employees, the Trust shall indemnify Morgan against any claims that Morgan may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

    In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from the Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.

    Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Fund's sub-administrator.

    Under a prior Co-Administration Agreement with the Trust, FDI served as the Trust's Co-Administrator. For its services under the Co-Administration Agreement, the Fund agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI. The administrative fees paid to FDI for the fiscal years ended April 30, 1999, 2000 and 2001, were: $747, $616 and $801, respectively.

    The Trust, on behalf of the Fund, entered into an Administrative Services Agreement (the "Services Agreement") with Morgan pursuant to which Morgan was responsible certain administrative and related services provided to the Fund.

    Under the Services Agreement, the Fund agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Fund, the other series of the Trust and the Master Portfolios in accordance with the following annual schedule: 0.09% of the first $7 billion of their aggregate average daily net assets, and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other investment companies provided administrative services by Morgan.

    The fees paid to Morgan, as Services Agent, for the fiscal years ended April 30, 1999, 2000 and 2001 were: $36,727, $39,930 and $66,482, respectively.

                               DISTRIBUTION PLAN

    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Fund as described in the Prospectuses, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class A Shares pay a Distribution Fee of up to 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    No class of shares of the Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of the Fund.

    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares.

Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Fund's shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of disinterested Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular class of the Fund, by vote of a majority of the outstanding voting shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                          CUSTODIAN AND TRANSFER AGENT

    Pursuant to the Global Custody Agreement with the Trust, dated as of September 7, 2001, The Chase Manhattan Bank ("Chase"), 3 Metrotech Center, Brooklyn, New York 11245, serves as the Trust's custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of the Fund's portfolio transaction. Prior to that time, The Bank of New York ("BONY") served as the Trust's custodian and fund accounting agent.

    DST Systems, Inc. ("DST") serves as the Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

    Prior to April 26, 2001, State Street Bank and Trust Company ("State Street"), served as the Fund's transfer and dividend disbursing agent.

                             SHAREHOLDER SERVICING

    The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of a Financial Professional. Under this agreement, Morgan is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; transmitting purchase and redemption orders to the Fund's transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; monitoring the activities of the Fund's transfer agent; and providing other related services.

    The table below sets forth for each class of shares the shareholder servicing fees paid by the Fund to Morgan for the fiscal periods indicated.

    SELECT SHARES--For fiscal years ended April 30, 1999, 2000 and 2001:
$35,787, $36,500 and $62,870, respectively.

    INSTITUTIONAL SHARES--For the fiscal years ended April 30, 1999, 2000 and 2001: $46,812, $65,103 and $114,884, respectively.

    The Fund may be sold to or through financial intermediaries who are customers of Morgan ("financial professionals"), including financial institutions and broker-dealers, that may be paid fees by Morgan or its affiliates for services provided to their clients that invest in the Fund. See "Financial Professionals" below. Organizations that provide record keeping or other services to certain employee benefit or retirement plans that include the Fund as an investment alternative may also be paid a fee.

                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction or other fee for their services. Such charges may vary among financial professionals and will not be remitted to the Fund or Morgan.

    The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.

                            INDEPENDENT ACCOUNTANTS

    The independent accountants of the Trust are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

                                    EXPENSES

    In addition to the fees payable to JPMIM, Morgan, and the Distributor, under various agreements discussed under "Trustees," "Investment Advisor" and "Administrator" above, the Fund is responsible for usual and customary expenses associated with the Trust's operations. Such expenses include organization expenses, legal fees, accounting and audit expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, extraordinary expenses, transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, fees under state securities laws, custodian fees and brokerage expenses.

    Morgan has agreed that it will reimburse the Fund to the extent necessary to maintain the Fund's total operating expenses (which exclude interest, taxes and extraordinary expenses of the Fund) at the following annual rates of the Fund's average daily net assets for the periods indicated.

Institutional Shares........................       0.50% until September 7, 2004
Select Shares...............................       0.65% until September 7, 2004
Class A Shares..............................       0.60% until September 7, 2002

    The table below sets forth the fees and other expenses JPMIM and/or Morgan reimbursed under the expense reimbursement arrangement described above for the periods indicated.

    Select Shares -- For the fiscal years ended April 30, 1999, 2000 and 2001:
$31,561, $31,087 and $32,769, respectively.

    Institutional Shares -- For the fiscal years ended April 30, 1999, 2000 and 2001: $118,189, $123,536 and $100,568, respectively.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), the Fund reserves the right to request that you buy more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST Systems, Inc. ("DST"), the funds' transfer agent (the "Transfer Agent") may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    The Fund may, at its own option, accept securities in payment for shares. The securities delivered in such transaction are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgement of the Adviser, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

    Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    The Trust, on behalf of the Fund, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days, (ii) during periods when the New York Stock Exchange is closed for other than weekend and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable, or (iv) for such other periods as the SEC may permit.

    Each investor in the Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                                                           AMOUNT OF
                                                                 SALES CHARGE AS A        SALES CHARGE
                                                                   PERCENTAGE OF:         REALLOWED TO
                                                               ----------------------     DEALERS AS A
AMOUNT OF TRANSACTION AT                                       OFFERING    NET AMOUNT    PERCENTAGE OF
OFFERING PRICE ($)                                              PRICE       INVESTED     OFFERING PRICE
------------------                                             --------    ----------    --------------
Under 100,000                                                    4.50         4.71            4.00
100,000 but under 250,000                                        3.75         3.90            3.25
250,000 but under 500,000                                        2.50         2.56            2.25
500,000 but under 1,000,000                                      2.00         2.04            1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    At times the Fund's Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the Securities Act.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase & Co. ("JPMorgan Chase"), the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

    Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

    Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge ("CDSC") with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.

    Shareholders may exchange their shares in the Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. JPMorgan Chase may discontinue this exchange privilege at any time.

    The Fund reserves the right to limit the number of exchanges or to refuse an exchange. The Fund may charge an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    Under the Exchange Privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A Shares occurs within 90 days of the redemption of the B (or C) Shares, there is no initial sales charge (in an amount not in excess of their redemption proceeds). At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS

    The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the prospectus.

    Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE

    The Fund computes its net asset value separately for each class of shares outstanding once daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as described in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Fund will close for purchases and redemptions at the same time. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

    The securities with a maturity of 60 days or more are generally valued using bid quotations readily available from and supplied daily by third party pricing services or brokers. If such prices are not supplied by the Fund's third party pricing services, or brokers, such securities are priced in accordance with fair value procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

                                PERFORMANCE DATA

    From time to time, the Fund may quote performance in terms of yield, tax equivalent yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectus.

    Comparative performance information may be used from time to time in advertising the Fund's shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

    The classes of shares of the Fund may bear different shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of another class. Performance quotations will be computed separately for each class of the Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Fund will not be included in calculations of total return or yield.

    YIELD QUOTATIONS. Any current "yield" quotation for a class of shares of the Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and (c) multiplying the result by 2.

    Annualized tax-equivalent yield reflects the approximate annualized yield that a taxable investment must earn for shareholders at specified federal and California income tax levels to produce an after-tax yield equivalent to the annualized tax-exempt yield.

    The SEC yields of the Fund for the thirty-day period ended April 30, 2001 are as follows:

    SELECT SHARES: (April 30, 2001): 30-day yield: 3.86%; 30-day tax equivalent yield at 7.55%; tax rate: (48.90%).

    INSTITUTIONAL SHARES: (April 30, 2001): 30-day yield: 4.04%; 30-day tax equivalent yield at 7.91%; tax rate: (48.90%).

    TOTAL RETURN QUOTATIONS. The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. This method of calculating total return is required by regulations of the SEC. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. All performance figures are based on historical earnings and are not intended to indicate future performance.

    As required by regulations of the SEC, the average annual total return of the Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The average annual total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

    Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

    Historical performance for periods prior to the establishment of Select Shares of the Fund will be that of the Institutional Shares of the Fund and will be presented in accordance with applicable SEC staff interpretations. Such historical performance information may reflect operating expenses which were lower than those associated with holding Select Shares. Accordingly, the historical yield and historical returns for the Select Shares may be higher than would have occurred if an investment had been made during the indicated periods in Institutional Shares of the Fund.

    Below is set forth historical return information for the Fund for the periods indicated:

    SELECT SHARES: (April 30, 2001): Average annual total return, 1 year: 7.77%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (April 21, 1997) to period end: 5.46%; aggregate total return, 1 year: 7.77%; aggregate total return, 5 years: N/A; aggregate total return, not annualized commencement of operations (April 21, 1997) to period end: 23.69%

    INSTITUTIONAL SHARES: (April 30, 2001): Average annual total return, 1 year:
7.97%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (December 23, 1996) to period end: 5.27%; aggregate total return, 1 year: 7.97%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations (December 23, 1996) to period end:
25.07%.

    GENERAL. The Fund's performance will vary from time to time depending upon market conditions, the composition of the portfolio, and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

    From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund;
(7) comparisons of investment products (including the Fund) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

                             PORTFOLIO TRANSACTIONS

    The Advisor places orders for the Fund for all purchases and sales of portfolio securities, enters into repurchase agreements and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Fund. See "Investment Objective and Policies."

    Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Fund may engage in short-term trading consistent with its objective. See "Investment Objective and Policies -- Portfolio Turnover".

    In connection with portfolio transactions for the Fund, the Advisor intends to seek the best execution on a competitive basis for both purchases and sales of securities.

    Subject to the overriding objective of obtaining the best execution of orders, the Advisor may allocate a portion of the Fund's brokerage transactions to affiliates of the Advisor. Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may no purchase securities during the existence of any underwriting syndicate for such securities of which the Advisor or an affiliate is a member or in a private placement in which the Advisor or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

    Investment decisions made by the Advisor are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Fund may only sell a security to other portfolios or accounts managed by the Advisor or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of the Fund, as well as other clients including other Funds, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the

Advisor in the manner it considers to be most equitable and consistent with the Advisor's fiduciary obligations to the Fund. In some instances, this procedure might adversely affect the Fund.

                              MASSACHUSETTS TRUST

    The Trust is a "Massachusetts business trust" of which the Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that the shareholders will not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund will contain a provision to the effect that the shareholders are not personally liable thereunder.

    Effective January 1, 1998, the name of the Trust was changed from "JPM Series Trust" to "J.P. Morgan Series Trust"; the name of the Fund was changed from "California Bond Fund" to "J.P. Morgan California Bond Fund"; and the names of the shares changed from "JPM Pierpont Shares" and "JPM Institutional Shares" to "Select Shares" and "Institutional Shares", respectively. The Trust's Declaration of Trust further provides that no Trustee, officer, employee, or agent of the Trust is liable to the Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons ("disabling conduct"). It also provides that all third persons must look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. The Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund, except liabilities arising from disabling conduct.

    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             DESCRIPTION OF SHARES

    The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares of any series without changing the proportionate beneficial interest of each shareholder in the Fund.

    Each share represents an equal proportional interest in the Fund with each other share of the same class. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

    The shareholders of the Trust are entitled to one full or fractional vote for each dollar or fraction of a dollar invested in shares. Subject to the 1940 Act, the Trustees have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration, subject to certain removal procedures, and to appoint their own successors, provided, however, that immediately after such appointment, the requisite majority of the Trustees must have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

    Shareholders of the Trust have the right, upon the declaration in writing or vote of shareholders whose shares represent two-thirds of the net asset value of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the shareholders whose shares represent 10% of the net asset value of the Trust. The Trustees are also required, under certain circumstances, to assist shareholders in communicating with other shareholders.

    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see the Prospectus.

                                  TAX MATTERS

    The following is only a summary of certain additional material tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, the Fund intends to remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income and its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

    In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to stock or securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U. S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark to market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The

Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at majority over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to an on-performing investment. Any such income would be treated a income earned by the Fund and therefore would be subject to the distribution requirement of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

                   EXCISE TAX ON REGULATED INVESTMENT COMPANY

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending
November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    The Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporate shareholders of the Fund.

    The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than 5 years beginning after December 31, 2000.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    The Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of its total assets consists of tax-exempt municipal obligations. Distributions from the Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

    Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institution, property and casualty insurance companies and foreign corporations engaged in a trade or commerce in the United States. Prospective investors should consult their own tax advisers as to such tax consequences.

    Net investment income that may be received by the Fund from source within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

    Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

    In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's federal income tax liability provided the appropriate information is furnished to the IRS.

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U. S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U. S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U. S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U. S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to our shareholders and any gains realized upon the sale of shares of the Fund will be subject to U.
S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of the Fund by an individual foreign shareholder will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate treaty.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U. S. government securities (such as U. S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U. S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U. S. government securities unless the RIC holds at least a required amount of U. S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U. S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U. S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U. S. government securities. To the extent that the Fund invests to a substantial degree in U. S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U. S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                               PRINCIPAL HOLDERS

    As of August 22, 2001, there were no persons who owned of record 5% or more of the outstanding JPMorgan California Bond Fund-Institutional Shares(1), and the following persons owned of record 5% or more of the outstanding Select and Class A Shares of the Fund:

CLASS OF SHARES    NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
---------------    ----------------                                    --------------------
JPMORGAN           MGT CO OF NEW YORK AS AGENT FOR                             5.93%
CALIFORNIA BOND    ANN FAY BARRY
FUND-SELECT        ATTN: SPECIAL PRODUCTS
SHARES(2)          500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107

                   MORGAN GUARANTY TRUST COMPANY OF                           12.18%
                   NEW YORK AS AGENT FOR GILLIAN S. FULLER IRA
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107

CLASS OF SHARES    NAME AND ADDRESS                                    PERCENTAGE OWNERSHIP
---------------    ----------------                                    --------------------
                   MGT OF NEW YORK AS AGENT FOR                                6.98%
                   CHRISTOPHER & ELIZABETH MULLIN
                   JTWROS
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA RD
                   NEWARK DE 19713-2107
                   CHARLES SCHWAB & CO INC                                    15.02%
                   SPECIAL CUSTODY ACCOUNT FOR
                   BENEFIT OF CUSTOMERS
                   ATTN: MUTUAL FUNDS
                   101 MONTGOMERY ST
                   SAN FRANCISCO CA 94104-4122

JPMORGAN           BALSA & CO                                                 10.71%
CALIFORNIA         MUTUAL FUNDS UNIT 16 HCB 340
INTERMEDIATE       PO BOX 2558
TAX FREE FUND,     HOUSTON TX 77252-2558
CLASS A(3)

                   BALSA & CO.                                                13.06%
                   MUTUAL FUNDS UNIT 16 HCB 340
                   PO BOX 2558
                   HOUSTON TX 77252-2558

                   MGT CO OF NEW YORK AS AGENT FOR                             6.62%
                   R B KITAL
                   ASSET ALLOCATION
                   ATTN: SPECIAL PRODUCTS
                   500 STANTON CHRISTIANA ROAD
                   NEWARK DE 19713-2107

                  (1)   On September 7, 2001, all issued and outstanding shares of the JPMorgan California Bond Fund-Institutional Shares were renamed Institutional Class shares of the California Bond
                        Fund.
                  (2)   On September 7, 2001, all issued and outstanding shares of the JPMorgan California Bond Fund-Select Shares were renamed
                        Select Class shares of the California Bond Fund.
                  (3)   On September 7, 2001, all Class A shares of the JPMorgan
                        California Intermediate Tax Free Fund were renamed Class A shares of the California Bond Fund.

                             ADDITIONAL INFORMATION

    Telephone calls to the Fund, Morgan or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the Trust's and the Portfolio's registration statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                              FINANCIAL STATEMENTS

    The financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's April 30, 2001 annual report filing made with the SEC on July 10, 2001 (Accession Number 0000912057-01-523264). These financial statements are available without charge upon request by calling JPMorgan Funds Services Center at (800) 622-4273 for the Class A and Select Shares and (800) 766-7722 for the Institutional Shares.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS
                               STANDARD & POOR'S
                         CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

    A-2--This designation indicates that the degree of safety regarding timely payment is satisfactory.

    A-3--This designation indicates that the degree of safety regarding timely payment is adequate.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                                    MOODY'S

                         CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1-- Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                --  Leading market positions in well established industries.
                --  High rates of return on funds employed.
                -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                -- Well established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2-- Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3-- Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1-- The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2-- MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

                                   APPENDIX B

       ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL SECURITIES

    The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on June 12, 2001. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

                      RECENT DEVELOPMENTS REGARDING ENERGY

               DEPARTMENT OF WATER RESOURCES POWER SUPPLY PROGRAM

    Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

    The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity produced by the Utilities and purchased by the Utilities from others under existing contracts. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, segregated and held in trust for the DWR and remitted to the DWR. The DWR believes that its rates (described below) and servicing agreements which the DWR expects to enter into with the Utilities are being structured so that the Utilities will not have any claim, including in bankruptcy proceedings, to the revenue from retail customers.

    The DWR's power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned, but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR's cost of purchasing that electricity (although recent rate increases, described below, will increase the DWR's receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

    The DWR plans to sell revenue bonds beginning in September, 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. The bonds are to be issued under Division 27 (commencing with Section 80000) of the California Water Code, as amended effective August 14, 2001 (the "Power Act"), and a trust indenture that will provide that the revenue bonds are payable solely from payments from retail customers for electricity (and other funds held under the indenture). The revenue bonds will not be a liability of or backed by the State General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR under the Power Act may not exceed $13.4 billion.

    The Administration projects that the State has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

                             RETAIL ELECTRIC RATES

    Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. Rates for the electricity supplied by the DWR and the Utilities have been increased substantially in 2001. On March 27, 2001, the CPUC approved substantial electricity rate increases for end use customers in the service areas of the two largest Utilities. On May 15, 2001, the CPUC adopted orders setting a rate design to allocate the rate increase, with various rates applicable to different classes of customers and differing levels of usage. Under the Power Act, the DWR is to establish, revise and notify the CPUC of its revenue requirement at least annually, and more frequently as required, and the CPUC is to establish the retail rates to be charged to retail electric customers for power being sold by the DWR. The DWR notified the CPUC of its first revenue requirement on May 2, 2001, and CPUC action is expected soon to establish rates applicable solely to DWR electricity being delivered to retail customers.

    Following regulatory changes in the late 1990's, the Utilities were required by State law and CPUC orders to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short-term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. One result has been that the creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations.

    On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions which affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity.

    SCE has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor (described further below) designed to strengthen its financial condition.

    All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

                     EXECUTIVE AND LEGISLATIVE INITIATIVES

    The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation;

(2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and
(4) maintaining the financial viability of California's public utilities. A number of power plant construction projects are underway in California and other Western states. As these new facilities become operational, the increased supply of power is expected reduce the risk of rotating blackouts and lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; increase the hours of operation of existing facilities; and provide for rebates and rate reductions to reward conservation efforts.

    The Governor has conducted negotiations with the Utilities concerning the above-mentioned efforts to maintain the financial viability of the Utilities. A memorandum of understanding ("MOU") has been reached with SCE (but not the other Utilities) as to such matters as financing undercollections of power purchase costs, the purchase of high-voltage transmission lines, and future power purchases and sales. The MOU with SCE is subject to the enactment of authorizing legislation and CPUC and Federal Energy Regulatory Commission approval, among other conditions. There can be no assurance that the MOU will be implemented as signed, or in any modified form.

    Legislation was enacted in April, 2001, authorizing $850 million in State expenditures for energy conservation efforts, including funds to weatherize homes of low-income residents, funds for rebates on energy-efficient appliances, incentives for businesses that cut consumption, and public information campaigns. Legislation was enacted in May, 2001, to create the California Consumer Power and Conservation Financing Authority, a new State agency that will be authorized to build, purchase and obtain by eminent domain electricity generation and transmission facilities and natural gas transmission facilities, to encourage energy conservation programs, and to issue revenue bonds to finance such programs. The State Legislature is considering various other bills dealing with energy matters.

                                   LITIGATION

    A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters may affect power costs borne by the DWR Power Supply Program described above.

                                 STATE FINANCES

                               THE BUDGET PROCESS

    The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

    The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

    Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

    Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

    Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

                                THE GENERAL FUND

    The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

                  THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

    The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing of the 2000 Budget Act, on June 30, 1999, the Department of Finance projected the SFEU would have a balance of about $1.781 billion at June 30, 2001.

                             INTER-FUND BORROWINGS

    Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 2000, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds.

    At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

                                 WELFARE REFORM

    The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law includes provisions to: (1) convert Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) makes changes in the Food Stamp program, including to reduce maximum benefits and imposing work requirements.

    Chapter 270, Statutes of 1997 embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaces the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs. Consistent with the Law, CalWORKs contains new time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

    The 2000-01 CalWORKs budget reflects California's success in meeting the federally-mandated work participation requirements for federal fiscal years 1997, 1998, and 1999. Having met that goal, the federally-imposed maintenance-of-effort ("MOE") level for California was reduced from 80 percent of the federal fiscal year 1994 baseline expenditures for the former AFDC program ($2.9 billion) to 75 percent ($2.7 billion). It is expected that California will continue to meet the work participation goal in federal fiscal year 2000 and beyond. Recently the State successfully appealed a federal decision that California did not meet the 1997 work participation requirement. As a result, the State's MOE requirement is reduced on a one-time basis by an additional $153.9 million (General Fund) for 2000-01, saving a corresponding amount for use in other programs.

    In addition, California has received a TANF High Performance Bonus award of $36.1 million in 2000-01. This one-time bonus is awarded to states for their successes in moving welfare recipients to work and sustaining their participation in the workforce.

    In 2001-02, California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county MOE requirement. The Governor's Budget proposes total CaIWORKs-related expenditures of $6.9 billion for 2001-02, including child care transfer amounts for the Department of Education and the general TANF Block Grant reserve.

                               LOCAL GOVERNMENTS

    The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,900,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 475 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

    In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

    The 2000 Budget Act and related legislation provide significant assistance to local governments, including $212 million for one-time discretionary funding to local governments, $539 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement, sheriffs' departments for jail construction and operations, and district attorneys for prosecution, $400 million for deferred maintenance of local streets and roads, $115 million in assistance for housing, $204 million for mental health and social services and $85 million for environmental protection. In addition, legislation was enacted in 1999 to provide annual relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties. For 2000-01, cities will receive approximately $38 million in booking fees. For 2001-02 the Administration proposes to reduce funding for local law enforcement technology grants, but to provide $242.6 million for the COPS and county juvenile justice crime prevention programs.

    Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $386 million and cities are retaining $62 million in fine and penalty revenue previously remitted to the State.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CaIWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CaIWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

                           STATE APPROPRIATIONS LIMIT

    The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

    Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

    There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

    The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

    The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

    The following table shows the State's Appropriations Limit for the past three fiscal years, the current fiscal year and an estimate for 2001-02. Because of the extraordinary surge of revenues in 1999-00, the State has exceeded its Appropriations Limit in that year. However, until all pertinent fiscal information is available for the fiscal year 1999-00, the actual overage amount is still an estimate. As of the release of the 2001-O2 May Revision, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $2.093 billion under the State Appropriations Limit in fiscal year 2000-01 and $9.769 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.

                                     STATE APPROPRIATIONS LIMIT
                                             (MILLIONS)
-----------------------------------------------------------------------------------------------------
                                                                   FISCAL YEARS
                                             --------------------------------------------------------
                                             1997-98     1998-99     1999-00     2000-01      2001-2
                                             --------    --------    --------    --------    --------
State Appropriations Limit...............    $ 44,778    $ 47,573    $ 50,673    $ 54,073    $ 59,318*
Appropriations Subject to Limit..........     (40,743)    (43,777)    (51,648)*   (51,908)*   (49,549)*
                                             --------    --------    --------    --------    --------
Amount (Over)/Under Limit................    $  4,035    $  3,796    $   (975)*  $  2,093*   $  9,769*
                                             ========    ========    ========    ========    ========

--------------

                    *   Estimated/Projected

SOURCE: State of California, Department of Finance.

                                 PROPOSITION 98

    On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    Proposition 98 permits the Legislatureby two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

    During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original
Proposition 98 appropriations were higher than the minimum percentage provided in the law. The Legislature designated the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements with the intention the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlement. As a result, per-pupil Proposition 98 funding remained appropriately $4,200 between fiscal years 1991-92 and 1993-94.

    In 1992, a lawsuit titled CALIFORNIA TEACHERS' ASSOCIATION V. GOULD was filed, challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools to share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness, while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

    Substantially increased General Fund revenues in the fiscal years 1994-95 through 2000-01 have resulted in significant increases in the level of Proposition 98 appropriations budgeted for those years. Because of the State's increasing revenues, per-pupil funding at the K-12 level has grown by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.6 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $28.0 billion. However, despite this decline in the calculated minimum guarantee, the Governor's May Revision for the 2001-02 Budget funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $46.5 billion or $7,168 per pupil at the K-12 level--an increase of more than seven percent in just the last year. The Governor proposes new initiatives to lengthen the middle school year, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics, expand principal training, and provide incentives for intensive algebra instruction. See "Current State Budgets" for further discussion of education funding.

                     PRIOR FISCAL YEARS' FINANCIAL RESULTS

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

    The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties at June 30, 2000 of over $8.7 billion.

                              CURRENT STATE BUDGET

    THE DISCUSSION BELOW OF THE FISCAL YEAR 2000-01 AND 2001-02 BUDGETS IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT AND UPCOMING FISCAL YEARS AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THESE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS AS UPDATED IN THE 2000 BUDGET ACT AND 2001-02 GOVERNOR'S BUDGET AND MAY REVISION, WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

                           FISCAL YEAR 2000-01 BUDGET

    2000 BUDGET ACT. The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

    At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

    The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

    Some of the major features of the 2000 Budget Act were the following:

        1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per ADA, an 11 percent increase from the 1999 Budget Act. Of the 2000-01 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA V. GOULD LAWSUIT.

        2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at Community Colleges will be unchanged. The Budget Act anticipates enrollment increases in all sectors, and an expansion of financial aid.

        3. Increased funding of $2.7 billion General Fund for health and human services.

        4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

        5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in fiscal year 2000-01 and $1.426 billion in fiscal year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program will cost about $154 million. A personal income tax credit for teachers will cost $218 million and a refundable credit for child care expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-01.

        6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the COPS program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

    SUBSEQUENT DEVELOPMENTS. The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-01, which were not included in the 2000-01 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($121 million) and to augment the Senior Citizens Property Tax Assistance Program ($100 million). Another bill would enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program would fund the costs of enhanced benefits and also provide a $100 million General Fund savings for 2000-01 from reduced contributions to the State Teachers Retirement System.

    Based on results through the first quarter of fiscal year 2000-01, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000, was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000, that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by
0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

    The 2001-02 Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision"). The May Revision stated that General Fund revenues in 2000-01 are estimated to be $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy in 2000. Expenditures in 2000-01 were estimated to be $80.2 billion, about $1.4 billion above the Budget Act estimates. The Department of Finance estimated in the May Revision that the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.9 billion, a substantial increase over the Budget Act estimate of $1.78 billion. This reserve is being used to provide advances to support the Department of Water Resources power purchase program (see "Recent Development Regarding Energy" above). Even with these advances, the Administration does not expect the need to utilize any significant amount of internal borrowing from other State fiends prior to the end of the fiscal year.

                           FISCAL YEAR 2001-02 BUDGET

    The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

    The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. See "Revenue and Expenditure Assumptions" below. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

    The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-02.

    The principal elements included in the May Revision were: (1) reduction in budget and litigation reserves to $1.1 billion from $2.4 billion,
(2) postponement of the allocation from the General Fund to transportation programs of $1.3 billion in 2001-02 and $1.2 billion in 2002-03 of sales tax receipts on gasoline sales, with a corresponding extension by two years of the Governor's transportation initiatives first enacted in the 2000 Budget Act,
(3) reduction of $400 million of proposals from the 2001-02 Governor's Budget for one-time non-capital outlay expenditures for a variety of programs, including local government fiscal relief, housing and environmental programs,
(4) shift of $390 million of non-transportation capital outlay projects from "pay-as-you-go" to debt financing, (5) transfer of $600 million of other special funds to the General Fund, and (6) other budget reductions totaling over $1 billion. Total spending for K-12 schools and community colleges is proposed to increase over 2000-01. The overall spending plan for 2001-02 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.

                             ECONOMY AND POPULATION

                                  INTRODUCTION

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

    Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy" above.

                           POPULATION AND LABOR FORCE

    The State's July 1, 2000 population of over 34 million represented over 12 percent of the total United States population.

    California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the 5-county Los Angeles area accounted for 48 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

    The following table shows California's population data for 1994 through 2000.

                                       POPULATION 1994-00
-------------------------------------------------------------------------------------------------
                                          % INCREASE                     % INCREASE    CALIFORNIA
                                             OVER          UNITED           OVER        AS % OF
                          CALIFORNIA      PRECEDING        STATES        PRECEDING       UNITED
YEAR                     POPULATION(A)       YEAR       POPULATION(A)       YEAR         STATES
----                     -------------    ----------    -------------    ----------    ----------
1994                      32,155,000         0.5%        260,327,000        1.0%          12.4%
1995                      32,291,000         0.4         262,808,000        1.0           12.3
1996                      32,501,000         0.7         265,229,000        0.9           12.3
1997                      32,985,000         1.5         267,784,000        1.0           12.3
1998                      33,387,000         1.2         270,248,000        0.9           12.4
1999                      33,934,000         1.6         272,691,000        0.9           12.4
2000                      34,480,000         1.6         275,130,000        0.9           12.5

--------------

                  (a)   Population as of July 1.

SOURCE: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

    The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 2000.

                               LABOR FORCE
                                1993-2000
-------------------------------------------------------------------------
                           LABOR FORCE TRENDS           UNEMPLOYMENT
                              (THOUSANDS)                 RATE (%)
                         ----------------------    ----------------------
                          LABOR                                   UNITED
YEAR                      FORCE      EMPLOYMENT    CALIFORNIA     STATES
----                     --------    ----------    ----------    --------
1993                      15,360       13,918         9.4%         6.9%
1994                      15,450       14,122         8.6          6.1
1995                      15,412       14,203         7.8          5.6
1996                      15,512       14,392         7.2          5.4
1997                      15,947       14,943         6.3          4.9
1998                      16,337       15,368         5.9          4.5
1999                      16,597       15,732         5.2          4.2
2000                      17,091       16,246         4.9          4.0

--------------
SOURCE: State of California, Employment Development Department.

               EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

    The following table shows California's nonagricultural employment distribution and growth for 1990 and 2000.

                                PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                           1990 AND 2000
---------------------------------------------------------------------------------------------------
                                                                                  % DISTRIBUTION
                                                            EMPLOYMENT                  OF
                                                           (THOUSANDS)              EMPLOYMENT
                                                       --------------------    --------------------
INDUSTRY SECTOR                                          1990        2000        1990        2000
---------------                                        --------    --------    --------    --------
Mining.............................................        38.9        23.3         0.3%        0.2%
Construction.......................................         605       733.6         4.8         5.1
Manufacturing
  Nondurable Goods.................................       720.6       726.5         5.7         5.0
  High Technology..................................         686       513.9         5.4         3.5
  Other Durable goods..............................       690.3       703.8         5.5         4.8
Transportation and Utilities.......................       623.9       745.6         4.9         5.1
Wholesale and Retail Trade.........................     3,002.2     3,300.8        23.7        22.7
Finance, Insurance and Real Estate.................       824.6       823.2         6.5         5.7
Services...........................................     3,395.3     4,626.8        26.8        31.9
Government
  Federal..........................................       362.1       274.4         2.9         1.9
  State and Local..................................     1,712.7     2,046.9        13.5        14.1
                                                       --------    --------    --------    --------
TOTAL
NONAGRICULTURAL....................................    12,661.9    14,518.8         100%        100%
                                                       ========    ========    ========    ========

--------------

SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

    The following tables show California's total and per capita income patterns for selected years.

               TOTAL PERSONAL INCOME 1993-99(A)
                          CALIFORNIA
---------------------------------------------------------------
                                                     CALIFORNIA
                                                        % OF
YEAR                     MILLIONS     % CHANGE(B)       U.S.
----                     ---------    -----------    ----------
1993                     $714,107         1.8%          12.8%
1994(c)                   735,104         2.9           12.5
1995                      771,470         4.9           12.5
1996                      812,404         5.3           12.4
1997                      862,114         6.1           12.4
1998                      924,253         7.2           12.5
1999                      991,382         7.3           12.7

--------------

                  (a)   Historical personal income series revised by BEA, released
                        May 17, 2000 and September 12, 2000.
                  (b)   Change from prior year.
                  (c)   Reflects Northridge earthquake, which caused an estimated
                        $15 billion drop in personal income.

Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

                              PER CAPITA PERSONAL INCOME 1993-99(A)
-------------------------------------------------------------------------------------------------
                                                                                       CALIFORNIA
                                                            UNITED                        % OF
YEAR                       CALIFORNIA      % CHANGE         STATES         % CHANGE       U.S.
----                     --------------    --------    ----------------    --------    ----------
1993                     $       22,927       0.9%     $         21,718       3.0%        105.6%
1994(c)                          23,473       2.4                22,581       4.0         104.8
1995                             24,496       4.4                23,562       4.3         104.0
1996                             25,563       4.4                24,651       4.6         103.7
1997                             26,759       4.7                25,374       5.0         103.4
1998                             28,280       5.7                27,322       5.6         103.5
1999                             29,910       5.8                28,542       4.5         104.8

--------------

                  (a)   Historical personal income series revised by BEA, released
                        May 17, 2000 and September 12, 2000.
                  (b)   Change from prior year
                  (c)   Reflects Northridge earthquake, which caused an estimated
                        $15 billion drop in personal income.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis (BEA).

                                   LITIGATION

    The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

    On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On

August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

    The State is involved in ongoing litigation, HAYES V. COMMISSION ON STATE MANDATES, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments--$270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement (Senate Bill 982) is currently in the Assembly.

    In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In
MCMAHON V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In UNITED STATES, CALIFORNIA V. J B. STRINGFELLOW, JR., ET AL., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers The State has filed a suit against certain of these carriers. The trial on the coverage action is not expected to begin until 2002.

    The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In
August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

    In COUNTY OF SAN BERNARDINO V. STATE DEPARTMENT OF HEALTH SERVICES and BARLOW RESPIRATORY HOSPITAL V. STATE DEPARTMENT OF HEALTH SERVICES, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase outpatient Medi-Cal reimbursement rates. Plaintiffs in ORTHOPEDIC HOSPITAL V. BELSHE, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the COUNTY OF SAN BERNARDINO AND BARLOW cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

    The State is involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION, ET AL., CIGARETTES CHEAPER!, ET AL. V. BOARD OF EQUALIZATION, ET AL. and MCLANE/

SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 1 I sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and concluded on November 15, 2000. A final statement of decision issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The McLane/Suneast and U.S. Tobacco plaintiffs timely appealed all "double tax" issues, and the CART plaintiffs and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

    In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. Oral argument has been set for June 14, 2001.

    ARNETT V. CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, ET. AL. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in KIMEL V. FLORIDA BOARD OF REGENTS, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in ARNETT, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action In
December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

    On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District, against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (GODINEZ, ET AL. V. DAVIS, ET AL.) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction fluids is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on a priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the State Allocation Board at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH").

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That case has since been transferred to Los Angeles County Superior Court. CASH seeks a writ of mandate against the State Allocation Board to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. The SAB has filed an answer. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

    In CHARLES DAVIS V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The State is vigorously defending this action.

    In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON ET AL., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting this case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

                 CERTAIN LITIGATION RELATING TO ENERGY MATTERS

    ACTIONS SEEKING COMPENSATION FOR BLOCK FORWARD CONTRACTS COMMANDEERED BY THE GOVERNOR

    The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board (the "Board") seeking compensation from the State as a result of the commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from Southern California Edison Company ("SCE") and Pacific Gas and Electric Company ("PG&E") in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The Board has consolidated the briefing and hearing of these three claims.

    On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceeding to the Participants' Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants' Committee is to be filed with the Victim Compensation and Government Claims Board. The group claim will be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and will be presented at a June 22, 2001 Board meeting.

    THE IMPACT OF AN ADVERSE DECISION IN ONE OR MORE OF THE FOLLOWING CASES MAY AFFECT POWER COSTS IN CALIFORNIA, INCLUDING THOSE BORNE BY THE CALIFORNIA DEPARTMENT OF WATER RESOURCES (THE "DEPARTMENT" OR "DWR") POWER SUPPLY PROGRAM.

    ACTIONS CHALLENGING THE GOVERNOR'S AUTHORITY TO COMMANDEER BLOCK FORWARD CONTRACTS AND SEEKING EQUITABLE RELIEF

    In DUKE ENERGY TRADING AND MARKETING V. DAVIS, ET AL. (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing on the TRO, seeking an order restraining the California Independent Systems Operator ("ISO") from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the Department through April 30, 2001. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the District Court against co-defendant, the Power Exchange without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State's motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

    TUCSON ELECTRIC V. DAVIS AND CALIFORNIA POWER EXCHANGE is a matter pending before Federal Energy Regulatory Commission ("FERC") in which Tucson Electric is challenging the Governor's commandeering of the block forward contracts. The State has filed an answer asserting, INTER ALIA, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

    ACTIONS CONTESTING THE ISO'S AUTHORITY TO CONTINUE TO ORDER POWER FOR PG&E AND SCE

    In CALIFORNIA INDEPENDENT SYSTEMS OPERATOR V. RELIANT ENERGY SERVICES ET. AL. (U.S. District Court, E.D. Cal), the ISO sued Reliant Energy ("Reliant") and three other energy producers (Williams, AES, and Dynegy) because they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by ISO during a "System Emergency." The ISO filed an application for a TRO and preliminary injunction. The State of California acting through its Electricity Oversight Board intervened in the action in support of the ISO. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours' notice in the event of a favorable ruling by FERC on an Amendment to the ISO tariff proposed by the generators which would address the issues in the lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO's motion for preliminary injunction against Reliant and denied Reliant's motion to dismiss the ISO complaint. Reliant filed an emergency motion with the 9th Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

    On April 5, 2001, the Court of Appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC issued an order rejecting the ISO's position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

    In the same action, Reliant has filed a third-party complaint against the Department seeking a declaration that AB 1X should be read to require the Department to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include the Department based on the third-party complaint. On March 21, 2001, the District Court granted the Department's motion to dismiss Reliant's third-party complaint based on the Eleventh Amendment immunity. Reliant's appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying District Court case is currently "on hold" pending further FERC proceedings.

    In DUKE ENERGY TRADING AND MARKETING V. CALIFORNIA INDEPENDENT SYSTEMS OPERATOR ET AL. (U.S. District Court C.D. Cal), filed February 14, 2001, plaintiff alleges the the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the

                                      B-17
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United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke Energy is required to continue to supply power pursuant to ISO orders. On April 30, 2001, the District Court denied the ISO's motion to transfer venue to the Eastern District. Responsive pleadings are due June 25, 2001.

    ACTIONS BY QUALIFIED FACILITIES FOR RELIEF FROM LONG-TERM POWER SUPPLY CONTRACTS WITH SCE AND PG&E

    In LUZ SOLAR PARTNERS, LTD. V. SOUTHERN CALIFORNIA EDISON COMPANY (Sacramento County Superior Court), and similar actions around the State, plaintiff, an independent power generator (a "Qualifying Facility" or "QF"), applied for a temporary restraining order and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the Attorney General filed an AMICUS CURIAE statement in support of SCE's opposition to Luz Solar. The application for a temporary restraining order was denied on May 29, 2001, and the hearing on plaintiff's motion for preliminary injunction is set for June 14, 2001.

    See also the discussion below under "Pacific Gas and Electric Bankruptcy and Related Adversary Proceedings" relating to motions file by Qualified Facilities seeking approval for suspension of their long-term power supply contracts with the debtor.

    PACIFIC GAS AND ELECTRIC BANKRUPTCY AND RELATED ADVERSARY PROCEEDINGS

    On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (IN RE PACIFIC GAS AND ELECTRIC, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, fines or penalties and environmental claims.

    On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against the California Public Utilities Commission and its current Commissioners in their respective capacity (collectively "CPUC") to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection in its Transition Revenue Account to its Transition Cost Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. On June 1, 2001, the bankruptcy judge denied PG&E's motion for preliminary injunction based upon the CPUC's assertion of sovereign immunity and granted the CPUC's motion for summary judgment.

    PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E's behalf unless the Department has agreed to pay for the power. This matter was heard on June 5, 2001. At the hearing, the parties agreed to work on a stipulation to a preliminary injunction that essentially requires the ISO to comply with the FERC orders (i.e., not to purchase power on behalf of a party that is not creditworthy or does not have a creditworthy backer). If the parties cannot agree by June 11, 2001, the court will treat the matter as submitted. Reliant Energy Services moved to intervene in the proceedings claiming it is suffering harm because it is providing the power that the ISO is sending to PG&E despite PG&E's lack of creditworthiness, allegedly in contravention of FERC's orders. The court denied Reliant's request to appear as "AMICUS" at the hearing on PG&E's request for a preliminary injunction against the ISO. The court gave Reliant until June 11, 2001 to file a reply to the ISO's opposition to its motion to intervene in the adversary proceeding. The court granted the Official Committee of Unsecured Creditors' motion to intervene in this adversary action.

    More than twenty Qualified Facilities have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. Two QFs, Mid-Set Cogeneration Co. and Oildale Group, claimed extreme financial hardship from having to provide power to PG&E without getting paid. On June 1, 2001, the court ruled on the QFs' motions: (1) denying the QFs' motions for

                                      B-18
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relief from stay and their request to set a deadline for PG&E to assume or reject the contracts and (2) setting June 29 as a deadline for PG&E to file a statement supported by specific reasons as to when it will be in a position to assume or reject the contracts of all the QFs that now have motions on file. The court indicated that it would follow a similar procedure for QFs that do not have motions on file. However, the court provided some financial relief to those QFs who could demonstrate extreme financial hardship by ordering PG&E to either make adequate protection payments, in accordance with a formula, starting
June 17, 2001 to Mid-set and Oildale so long as they are delivering electricity to PG&E, or allow the QF to suspend performance (under conditions established by the court).

    ACTION CHALLENGING THE VALIDITY OF SENATE BILL 7X

    In HENDRICKS V. HANNIGAN, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of DWR on the ground that it provided for a gift of public funds. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established Department of Water Resources Electric Power Fund. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

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